As filed with the Securities and Exchange Commission on June 27, 2011

1933 Act File No.

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☑

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

TRIANGLE CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

3700 Glenwood Avenue, Suite 530

Raleigh, North Carolina 27612

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:

(919) 719-4770

Garland S. Tucker, III

President and Chief Executive Officer

3700 Glenwood Avenue, Suite 530

Raleigh, North Carolina 27612

(Name and Address of Agent For Service)

Copies to:

John A. Good, Esq.

Bass, Berry & Sims PLC

100 Peabody Place, Suite 900

Memphis, Tennessee 38103-3672

Tel: (901) 543-5901

Fax: (888) 543-4644

Approximate Date of Proposed Public Offering:    From time to time after the effective date of the Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☑

It is proposed that this filing will become effective (check appropriate box):

☐    when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value per share(2)
Preferred Stock(2)
Subscription Rights(2)
Units(2)
Debt Securities(3)
Warrants(4)
Total	$		$500,000,000(5)	$58,050

(1)	Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(o) of the rules and regulations under the Securities Act of 1933, which permits the registration fee to be calculated on the basis of the maximum offering price of all the securities listed, the table does not specify by each class information as to the amount to be registered, proposed maximum offering price per unit or proposed maximum aggregate offering price.

(2)	Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of common stock, preferred stock, subscription rights or units as may be sold, from time to time.

(3)	Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $500,000,000.

(4)	Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities.

(5)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $500,000,000.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated June 27, 2011

PROSPECTUS

$500,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

Units

We may offer, from time to time, in one or more offerings or series, together or separately, up to $500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights, debt securities, or units, which we refer to, collectively, as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

We may offer shares of common stock at a discount to net asset value per share in certain circumstances. On June 13, 2011, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 12, 2012 or the date of our 2012 annual stockholders meeting. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Risk Factors” on page 20 and “Sales of Common Stock Below Net Asset Value” on page 120 of this prospectus for more information.

Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do so. Shares of closed-end investment companies such as us frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

Our securities may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such securities, which must be delivered to each purchaser at, or prior to, the earlier of delivery of a confirmation of sale or delivery of the securities.

We are a specialty finance company that provides customized financing solutions to lower middle market companies located throughout the United States. Our goal is to be the premier provider of capital to these companies. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

Our common stock is listed on the New York Stock Exchange under the symbol “TCAP.” On June 24, 2011, the last reported sale price of our common stock on the New York Stock Exchange was $18.75 per share.

Investing in our securities is speculative and involves numerous risks, and you could lose your entire investment if any of the risks occurs. Among these risks is the risk associated with leverage and dilution. For more information regarding these risks, please see “Risk Factors” beginning on page 20.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

Please read this prospectus and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It concisely sets forth important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, or by telephone at (919) 719-4770 or on our website at www.tcap.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

The date of this prospectus is                     , 2011.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $500,000,000 worth of our common stock; preferred stock; warrants representing rights to purchase shares of our common stock, preferred stock or debt securities; subscription rights; debt securities; or units on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Available Information” and “Risk Factors” before you make an investment decision.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including “Risk Factors,” “Selected Consolidated Financial and Other Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements contained elsewhere in this prospectus.

Triangle Capital Corporation is a Maryland corporation incorporated on October 10, 2006, for the purpose of acquiring Triangle Mezzanine Fund LLLP, or Triangle SBIC, and its general partner, Triangle Mezzanine LLC, or TML, raising capital in its initial public offering, or IPO, which closed on February 21, 2007 and, thereafter, operating as an internally managed business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. Triangle SBIC is licensed as a small business investment company, or SBIC, by the United States Small Business Administration, or SBA. Simultaneously with the consummation of our IPO, we acquired all of the equity interests in Triangle SBIC and TML as described elsewhere in this prospectus under “Formation Transactions,” whereby Triangle SBIC became our wholly owned subsidiary. Triangle Mezzanine Fund II LP, or Triangle SBIC II, is a recently formed, wholly owned subsidiary of Triangle Capital Corporation that is licensed by the SBA to operate as an SBIC. Unless otherwise noted in this prospectus or any accompanying prospectus supplement, the terms “we,” “us,” “our,” the “Company” and “Triangle” refer to Triangle SBIC prior to the IPO and to Triangle Capital Corporation and its subsidiaries, including Triangle SBIC and Triangle SBIC II, currently existing.

Triangle Capital Corporation

Triangle Capital Corporation is a specialty finance company that provides customized financing to lower middle market companies located throughout the United States. Our goal is to be the premier provider of capital to these companies. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. Our investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in subordinated debt securities secured by second lien security interests in portfolio company assets, coupled with equity interests. On a more limited basis, we also invest in senior debt securities secured by first lien security interests in portfolio companies.

We focus on investments in companies with a history of generating revenues and positive cash flow, an established market position and a proven management team with a strong operating discipline. Our target portfolio company has annual revenues between $20.0 and $100.0 million and annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 and $20.0 million. We believe that these companies have less access to capital and that the market for such capital is underserved relative to larger companies. Companies of this size are generally privately held and are less well known to traditional capital sources such as commercial and investment banks.

Our investments generally range from $5.0 to $15.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments. We are continuing to operate Triangle SBIC and Triangle SBIC II as SBICs and to utilize the proceeds of the sale of SBA guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders. As of March 31, 2011, we had investments in 53 portfolio companies, with an aggregate cost of $377.4 million.

Our principal executive offices are located at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, and our telephone number is 919-719-4770. We maintain a website on the Internet at www.tcap.com. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement, and you should not consider that information to be part of this prospectus.

Our Business Strategy

We seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments by:

•

Focusing on Underserved Markets.    We believe that broad-based consolidation in the financial services industry coupled with operating margin and growth pressures have caused financial institutions to de-emphasize services to lower middle market companies in favor of larger corporate clients and capital market transactions. We believe these dynamics have resulted in the financing market for lower middle market companies to be underserved, providing us with greater investment opportunities.

•

Providing Customized Financing Solutions.    We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Typically we invest in subordinated debt securities, coupled with equity interests. We believe our ability to customize financing arrangements makes us an attractive partner to lower middle market companies.

•

Leveraging the Experience of Our Management Team.    Our senior management team has extensive experience advising, investing in, lending to and operating companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at investment banks, commercial banks, and privately and publicly held companies in the capacity of executive officers. We believe this diverse experience provides us with an in depth understanding of the strategic, financial and operational opportunities associated with lower middle market companies. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•

Applying Rigorous Underwriting Policies and Active Portfolio Management.    Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, which we believe allows us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. We analyze and discuss in detail the company’s financial performance with management in addition to participating in regular meetings of the board of directors. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•

Taking Advantage of Low Cost Debentures Guaranteed by the SBA.    The licenses of Triangle SBIC and Triangle SBIC II to do business as SBICs allow them (subject to availability and continued regulatory compliance) to issue fixed-rate, low interest debentures which are guaranteed by the SBA and sold in the capital markets, potentially allowing us to increase our net interest income beyond the levels achievable by other BDCs utilizing traditional leverage.

•

Maintaining Portfolio Diversification.    While we focus our investments in lower middle market companies, we seek to invest across various industries. We monitor our investment portfolio to ensure we have acceptable industry balance, using industry and market metrics as key indicators. By monitoring our investment portfolio for industry balance we seek to reduce the effects of economic downturns associated with any particular industry or market sector. However, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.

•

Utilizing Long-Standing Relationships to Source Deals.    Our senior management team maintains extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.

Risk Factors

Investing in our securities involves a high degree of risk. You should consider carefully the information found in “Risk Factors,” including the following risks:

•

Deterioration in the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Such economic adversity could impair our portfolio companies’ financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

•

Our investment portfolio is and will continue to be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

•	Our financial condition and results of operations depends on our ability to effectively manage and deploy capital.

•	We may face increasing competition for investment opportunities.

•	Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

•	Triangle SBIC and Triangle SBIC II are licensed by the SBA, and therefore subject to SBA regulations.

•	Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

•

We, through Triangle SBIC and Triangle SBIC II, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of Triangle SBIC and Triangle SBIC II that are superior to the claims of our stockholders.

•	We will be subject to corporate level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

•	We may not be able to pay you dividends, our dividends may not grow over time, and a portion of dividends paid to you may be a return of capital.

•

Because we intend to continue to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

•

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

•

Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment. Investing in our portfolio companies involves a number of significant risks. Among other things, these companies:

•  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

•  may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, termination or significant underperformance of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•  generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

•	Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

•

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

•	Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.

•

We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results.

•	The market price of our securities may be volatile and fluctuate significantly.

Our Investment Criteria

We utilize the following criteria and guidelines in evaluating investment opportunities. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

•

Established Companies With Positive Cash Flow.    We seek to invest in established companies with a history of generating revenues and positive cash flows. We typically focus on companies with a history of profitability and minimum trailing twelve month EBITDA of $3.0 million. We generally do not invest in start-up companies, distressed situations, “turn-around” situations or companies that we believe have unproven business plans.

•

Experienced Management Teams With Meaningful Equity Ownership.    Based on our prior investment experience, we believe that a management team with significant experience with a portfolio company or relevant industry experience and meaningful equity ownership is more committed to a portfolio company. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•

Strong Competitive Position.    We seek to invest in companies that have developed strong positions within their respective markets, are well positioned to capitalize on growth opportunities and compete in industries with barriers to entry. We also seek to invest in companies that exhibit a competitive advantage, which may help to protect their market position and profitability.

•

Varied Customer and Supplier Base.    We prefer to invest in companies that have a varied customer and supplier base. Companies with a varied customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

•

Significant Invested Capital.    We believe the existence of significant underlying equity value provides important support to investments. We will look for portfolio companies that we believe have sufficient value beyond the layer of the capital structure in which we invest.

See “Business — Our Investment Criteria” for a more complete discussion of our investment criteria.

Our Investment Portfolio

As of March 31, 2011, we had investments in 53 portfolio companies with an aggregate cost of approximately $377.4 million. As of March 31, 2011, we had no investments that represented more than 10% of the total fair value of our investment portfolio. As of March 31, 2011, the weighted average yield on our outstanding debt investments other than non-accrual debt investments (including payment-in-kind, or PIK, interest) was approximately 15.2%. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments but excluding non-accrual debt investments) was approximately 13.9% as of March 31, 2011. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments and non-accrual debt investments) was approximately 13.3% as of March 31, 2011. There is no assurance that the portfolio yields will remain at these levels after the offering. The following table sets forth certain audited information as of March 31, 2011 for each portfolio company in which we had a debt or equity investment.

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value (3)
Non-Control / Non-Affiliate Investments:
Ambient Air Corporation (“AA”) and Peaden-Hobbs Mechanical, LLC (“PHM”) (2%)* 620 West Baldwin Road	Specialty Trade Contractors	Subordinated Note-AA (15% Cash, 3% PIK, Due 06/13)	$4,195,389	$4,160,551	$4,160,551
Panama City, FL 32405		Common Stock-PHM (128,571 shares)		128,571	128,571
		Common Stock Warrants-AA (455 shares)		142,361	1,306,000

			4,195,389	4,431,483	5,595,122
Ann’s House of Nuts, Inc. (4%)* 1 Market Plaza 24th Floor	Trail Mixes and Nut Producers	Subordinated Note (12% Cash, 1% PIK, Due 11/17)	7,027,416	6,631,493	6,631,493
San Francisco, CA 94105		Preferred A Units (22,368 units)		2,124,957	2,124,957
		Preferred B Units (10,380 units)		986,059	986,059
		Common Units (190,935 units)		150,000	150,000
		Common Stock Warrants (14,558 shares)		14,558	14,558

			7,027,416	9,907,067	9,907,067
Assurance Operations Corporation (0%)* 9341 Highway 43 Killen, AL 35645	Metal Fabrication	Common Stock (517 Shares)		516,867	523,400

				516,867	523,400
Botanical Laboratories, Inc. (4%)* 1441 West Smith Road Ferndale, WA 98248	Nutritional Supplement Manufacturing and Distribution	Senior Notes (14% Cash, 1% PIK, Due 02/15)	10,429,678	9,802,439	9,802,439
		Common Unit Warrants (998,680)		474,600	—

			10,429,678	10,277,039	9,802,439

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value (3)
Capital Contractors, Inc. (4%)* 88 Duryea Rd. Melville, NY 11747	Janitorial and Facilities Maintenance Services	Subordinated Notes (12% Cash, 2% PIK, Due 12/15)	$9,046,079	$8,399,088	$8,399,088
		Common Stock Warrants (20 shares)		492,000	492,000

			9,046,079	8,891,088	8,891,088
Carolina Beer and Beverage, LLC (5%)* 110 Barley Park Lane Mooresville, NC 28115	Beverage Manufacturing and Packaging	Subordinated Note (12% Cash , 4% PIK, Due 02/16)	12,993,885	12,760,206	12,760,206
		Class A Units (11,974 Units)		1,077,615	799,400
		Class B Units (11,974 Units)		119,735	—

			12,993,885	13,957,556	13,559,606
CRS Reprocessing, LLC (9%)* 13551 Triton Park Blvd. Louisville, KY 40223	Fluid Reprocessing Services	Subordinated Note (12% Cash, 2% PIK, Due 11/15)	11,185,210	10,783,135	10,783,135
		Subordinated Note (10% Cash, 4% PIK, Due 11/15)	10,685,609	9,729,313	9,729,313
		Common Unit Warrant (508 Units)		1,078,456	1,412,500

			21,870,819	21,590,904	21,924,948
CV Holdings, LLC (5%)* 1030 Riverfront Center Amsterdam, NY 12010	Specialty Healthcare Products Manufacturer	Subordinated Note (12% Cash, 4% PIK, Due 09/13)	11,802,569	11,209,482	11,209,482
		Royalty rights		874,400	730,000

			11,802,569	12,083,882	11,939,482
DLR Restaurants, LLC (4%)* 611 Commerce St, Suite 2911 Nashville, TN 37203	Restaurant	Subordinated Note (12% Cash, 2% PIK, Due 03/16)	9,010,500	8,770,500	8,770,500
		Royalty rights		—	—

			9,010,500	8,770,500	8,770,500
Electronic Systems Protection, Inc. (2%)* 517 North Industrial Drive Zebulon, NC 27577	Power Protection Systems Manufacturing	Subordinated Note (12% Cash, 2% PIK, Due 12/15)	3,199,721	3,179,312	3,179,312
		Senior Note (8.3% Cash, Due 01/14)	828,035	828,035	828,035
		Common Stock (570 shares)		285,000	147,000

			4,027,756	4,292,347	4,154,347
Energy Hardware Holdings, LLC (0%)* 2730 E. Phillips Road Greer, SC 29650	Machined Parts Distribution	Voting Units (4,833 units)		4,833	1,011,800

				4,833	1,011,800
Frozen Specialties, Inc. (3%)* 1465 Timberwolf Dr. Holland, OH 43258	Frozen Foods Manufacturer	Subordinated Note (13% Cash, 5% PIK, Due 07/14)	8,161,657	8,053,672	8,053,672

			8,161,657	8,053,672	8,053,672
Garden Fresh Restaurant Corp. (0%)* 15822 Bernardo Center Drive San Diego, CA 92127	Restaurant	Membership Units (5,000 units)		500,000	735,800

				500,000	735,800
Great Expressions Group Holdings, LLC (0%)* 300 E. Long Lake Rd. Bloomfield Hills, MI 48304	Dental Practice Management	Class A Units (225 Units)		450,000	639,600

				450,000	639,600
Grindmaster-Cecilware Corp. (2%)* 43-05 20th Ave Long Island City, NY 11105	Food Services Equipment Manufacturer	Subordinated Note (12% Cash, 4.5% PIK, Due 04/16)	6,062,732	5,972,635	5,972,635

			6,062,732	5,972,635	5,972,635
Hatch Chile Co., LLC (2%)* 2003 S. Commercial Dr.	Food Products Distributer	Senior Note (19% Cash, Due 07/15)	4,500,000	4,398,485	4,398,485
Brunswick, GA 31525		Subordinated Note (14% Cash, Due 07/15)	1,000,000	844,400	844,400
		Unit Purchase Warrant (5,265 Units)		149,800	131,000

			5,500,000	5,392,685	5,373,885

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Home Physicians, LLC (“HP”) and Home Physicians Holdings, LP (“HPH”) (5%)* 2003 W. Fulton St., #3 Chicago, IL 60612	In-home primary care physician services	Subordinated Note-HP (12% Cash, 5% PIK, Due 03/16)	$10,255,695	$10,030,695	$10,030,695
		Subordinated Note-HPH (4% Cash, 6% PIK, Due 03/16)	1,226,429	1,226,429	1,226,429
		Royalty rights		—	—

			11,482,124	11,257,124	11,257,124
Infrastructure Corporation of America, Inc. (4%)* 5110 Maryland Way Suite 280	Roadway Maintenance, Repair and Engineering Services	Subordinated Note (12% Cash, 1% PIK, Due 10/15)	10,796,065	9,641,655	9,641,655
Brentwood, TN 37207		Common Stock Purchase Warrant (199,526 shares)		980,000	980,000

			10,796,065	10,621,655	10,621,655
Inland Pipe Rehabilitation Holding Company LLC (7%)* 350 N. Old Woodward, Ste. 100 Birmingham, MI 48009	Cleaning and Repair Services	Subordinated Note (14% Cash, Due 01/14)	8,274,920	7,653,008	7,653,008
		Subordinated Note (18% Cash, Due 01/14)	3,905,108	3,878,922	3,878,922
		Subordinated Note (15% Cash, Due 01/14)	306,302	306,302	306,302
		Subordinated Note (15.3% Cash, Due 01/14)	3,500,000	3,467,128	3,467,128
		Membership Interest Purchase Warrant (3.0%)		853,500	2,310,000

			15,986,330	16,158,860	17,615,360
Library Systems & Services, LLC (2%)* 12850 Middlebrook Road Germantown, MD 20874	Municipal Business Services	Subordinated Note (12.5% Cash, 4.5% PIK, Due 06/15)	5,309,063	5,169,473	5,169,473
		Common Stock Warrants (112 shares)		58,995	525,000

			5,309,063	5,228,468	5,694,473
McKenzie Sports Products, LLC (2%)* 1910 St. Luke’s Church Road Salisbury, NC 28146	Taxidermy Manufacturer	Subordinated Note (13% Cash, 1% PIK, Due 10/17)	6,025,694	5,911,165	5,911,165

			6,025,694	5,911,165	5,911,165
Media Temple, Inc. (5%)* 8520 National Blvd., Building A Culver City, CA 90232	Web Hosting Services	Subordinated Note (12% Cash, 5.5% PIK, Due 04/15)	8,800,000	8,632,828	8,632,828
		Convertible Note (8% Cash, 6% PIK, Due 04/15)	3,200,000	2,695,136	2,695,136
		Common Stock Purchase Warrant (28,000 Shares)		536,000	536,000

			12,000,000	11,863,964	11,863,964
Minco Technology Labs, LLC (2%)* 1805 Rutherford Lane Austin, TX 78754	Semiconductor Distribution	Subordinated Note (13% Cash, 3.25% PIK, Due 05/16)	5,143,671	5,029,574	5,029,574
		Class A Units (5,000 Units)		500,000	254,600

			5,143,671	5,529,574	5,284,174
National Investment Managers Inc. (5%)* 485 Metro Place South Suite 275 Dublin, OH 43017	Retirement Plan Administrator	Subordinated Note (11% Cash, 5% PIK, Due 09/16)	11,267,188	10,985,938	10,985,938
		Preferred A Units (90,000 Units)		900,000	900,000
		Common Units (10,000 Units)		100,000	100,000

			11,267,188	11,985,938	11,985,938

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value (3)
Novolyte Technologies, Inc. (4%)* 111 West Irene Road Zachory, LA 70791	Specialty Manufacturing	Subordinated Note (12% Cash, 4% PIK, Due 07/16)	$7,046,667	$6,911,251	$6,911,251
		Subordinated Note (12% Cash, 4% PIK, Due 07/16)	2,265,000	2,221,474	2,221,474
		Preferred Units (641 units)		661,227	664,600
		Common Units (24,522 units)		165,306	370,200

			9,311,667	9,959,258	10,167,525
Pomeroy IT Solutions (4%)* 1020 Petersburg Rd. Hebron, KY 41048	Information Technology Outsourcing Services	Subordinated Notes (13% Cash, 2% PIK, Due 02/16)	10,027,222	9,770,229	9,770,229

			10,027,222	9,770,229	9,770,229
SRC, Inc. (4%)* 950 3rd Ave., 19th Floor New York, NY 10022	Specialty Chemical Manufacturer	Subordinated Notes (12% Cash, 2% PIK, Due 09/14)	9,046,078	8,757,574	8,757,574
		Common Stock Purchase Warrants		123,800	123,800

			9,046,078	8,881,374	8,881,374
Syrgis Holdings, Inc. (2%)* 1025 Mary Laidley Drive Covington, KY 41017	Specialty Chemical Manufacturer	Senior Notes (7.75%-10.75% Cash, Due 08/12-02/14)	2,730,518	2,717,342	2,717,342
		Class C Units (2,114 units)		1,000,000	1,264,000

			2,730,518	3,717,342	3,981,342
TBG Anesthesia Management, LLC (4%)* 1770 1st St., Suite 703 Highland Park, IL 60035	Physician Management Services	Senior Note (13.5% Cash, Due 11/14)	11,000,000	10,632,294	10,632,294
		Warrant (263 shares)		276,100	226,200

			11,000,000	10,908,394	10,858,494
Top Knobs USA, Inc. (4%) 7701 Forsyth Blvd., Suite 600 St. Louis, MO 63105	Hardware Designer and Distributor	Subordinated Note (12% Cash, 4.5% PIK, Due 05/17)	10,019,345	9,831,398	9,831,398
		Common Stock (26,593 shares)		750,000	750,000

			10,019,345	10,581,398	10,581,398
TrustHouse Services Group, Inc. (2%)* 21 Armory Drive Wheeling, WV 26003	Food Management Services	Subordinated Note (12% Cash, 2% PIK, Due 09/15)	4,462,746	4,406,514	4,406,514
		Class A Units (1,495 units)		475,000	556,300
		Class B Units (79 units)		25,000	—

			4,462,746	4,906,514	4,962,814
Tulsa Inspection Resources, Inc. (2%)* 4111 S. Darlington Ave, Suite 1000 Tulsa, OK 74135,	Pipeline Inspection Services	Subordinated Note (14%-17.5% Cash, Due 03/14)	5,810,588	5,510,596	5,510,596
		Common Unit (1 unit)		200,000	—
		Common Stock Warrants (8 shares)		321,000	—

			5,810,588	6,031,596	5,510,596
Twin-Star International, Inc. (2%)* 115 S.E. 4th Avenue Delray Beach, FL 33483	Consumer Home Furnishings Manufacturer	Subordinated Note (12% Cash, 1% PIK, Due 04/14)	4,500,000	4,465,584	4,465,584
		Senior Note (4.3%, Due 04/13)	1,059,996	1,059,996	1,059,996

			5,559,996	5,525,580	5,525,580
Wholesale Floors, Inc. (1%)* 8855 N. Black Canyon Highway Phoenix, AZ 85021	Commercial Services	Subordinated Note (12.5% Cash, 3.5% PIK, Due 06/14)	3,811,639	3,416,190	3,057,400
		Membership Interest Purchase Warrant (4.0%)		132,800	—

			3,811,639	3,548,990	3,057,400

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Yellowstone Landscape Group, Inc. (5%)* 220 Elm Street New Canaan, CT 06840	Landscaping Services	Subordinated Note (12% Cash, 3% PIK, Due 04/14)	$12,532,129	$12,355,520	$12,355,520

			12,532,129	12,355,520	12,355,520
Zoom Systems (3%)* 22 Fourth Street., Floor 16 San Francisco, CA 94103	Retail Kiosk Operator	Subordinated Note (12.5% Cash, 1.5% PIK, Due 12/14)	8,155,730	7,994,845	7,994,845
		Royalty rights		—	—

			8,155,730	7,994,845	7,994,845

Subtotal Non-Control / Non-Affiliate Investments			280,606,273	287,830,346	290,736,361

Affiliate Investments:
American De-Rosa Lamparts, LLC and Hallmark Lighting (2%)* 1945 S. Tubeway Ave. Commerce, CA 90040	Wholesale and Distribution	Subordinated Note (5% PIK, Due 10/13) Membership Units (6,516 Units)	5,613,162	5,167,911 350,000	3,985,700 —

			5,613,162	5,517,911	3,985,700
AP Services, Inc. (3%)* 203 Armstrong Dr. Freeport, PA 16229	Fluid Sealing Supplies and Services	Subordinated Note (12% Cash, 2% PIK, Due 09/15)	5,864,100	5,756,863	5,756,863
		Class A Units (933 units)		933,333	976,000
		Class B Units (496 units)		—	79,000

			5,864,100	6,690,196	6,811,863
Asset Point, LLC (2%)* 770 Pelham Road, Suite 200 Greenville, SC 29615	Asset Management Software Provider	Senior Note (12% Cash, 5% PIK, Due 03/13)	5,828,514	5,781,329	5,506,899
		Senior Note (12% Cash, 2% PIK, Due 07/15)	608,216	608,216	491,400
		Options to Purchase Membership Units (342,407 units)		500,000	—
		Membership Unit Warrants (356,506 units)		—	—

			6,436,730	6,889,545	5,998,299
Axxiom Manufacturing, Inc. (0%)* 11927 South Highway 6 Fresno, TX 77545	Industrial Equipment Manufacturer	Common Stock (136,400 shares)		200,000	966,000
		Common Stock Warrant (4,000 shares)		—	28,300

				200,000	994,300
Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine Street”) (4) (2%)* 808 N. Ruth Street Monahans, TX 79756	Oil and Gas Services	Subordinated Note-Brantley Transportation (14% Cash, Due 12/12)	3,800,000	3,745,701	3,745,701
		Common Unit Warrants-Brantley Transportation (4,560 common units)		33,600	—
		Preferred Units-Pine Street (200 units)		200,000	—
		Common Unit Warrants-Pine Street (2,220 units)		—	—

			3,800,000	3,979,301	3,745,701
Captek Softgel International, Inc. (3%)* 16218 Arthur St. Cerritos, CA 90703	Nutraceutical Manufacturer	Subordinated Note (12% Cash, 4% PIK, Due 08/16)	8,028,445	7,868,445	7,868,445
		Class A Units (80,000 units)		800,000	800,000

			8,028,445	8,668,445	8,668,445
Dyson Corporation (1%)* 53 Freedom Road Painesville, OH 44077	Custom Forging and Fastener Supplies	Class A Units (1,000,000 units)		1,000,000	2,707,000

				1,000,000	2,707,000

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Equisales, LLC (2%)* 13811 Cullen Blvd. Houston, TX 77047	Energy Products and Services	Subordinated Note (13% Cash, 4% PIK, Due 04/12)	$3,031,333	$2,998,853	$2,998,853
		Class A Units (500,000 units)		480,900	870,000

			3,031,333	3,479,753	3,868,853
Plantation Products, LLC (6%)* 202 S. Washington St. Norton, MA 02766	Seed Manufacturing	Subordinated Notes (13% Cash, 4.5% PIK, Due 06/16)	14,691,125	14,340,163	14,340,163
		Preferred Units (1,127 units)		1,127,000	1,127,000
		Common Units (92,000 units)		23,000	23,000

			14,691,125	15,490,163	15,490,163
QC Holdings, Inc. (0%)* 1205 Industrial Blvd. Southampton, PA 18966	Lab Testing Services	Common Stock (5,594 shares)		563,602	477,000

				563,602	477,000
Technology Crops International (2%)* 7996 North Point Blvd. Winston-Salem NC 27106	Supply Chain Management Services	Subordinated Note (12% Cash, 5% PIK, Due 03/15)	5,400,543	5,321,724	5,321,724
		Common Units (50 Units)		500,000	350,800

			5,400,543	5,821,724	5,672,524
Waste Recyclers Holdings, LLC (2%)* 261 Highway 20 East, Suites A, B & D Freeport, FL 32439	Environmental and Facilities Services	Class A Preferred Units (280 Units)		2,251,100	—
		Class B Preferred Units (985,372 Units)		3,304,218	3,529,000
		Class C Preferred Units (1,444,475 Units)		1,499,531	1,490,000
		Common Unit Purchase Warrant (1,170,083 Units)		748,900	—
		Common Units (153,219 Units)		180,783	—

				7,984,532	5,019,000

Subtotal Affiliate Investments			52,865,438	66,285,172	63,438,848

Control Investments:
FCL Graphics, Inc. (1%)* 4600 North Olcott Avenue Harwood Heights, IL 60706	Commercial Printing Services	Senior Note (3.8% Cash, 2% PIK, Due 9/11)	1,499,343	1,497,269	1,497,269
		Senior Note (7.8% Cash, 2% PIK, Due 9/11)	2,055,472	2,051,807	1,049,232
		2nd Lien Note (2.8% Cash, 8% PIK, Due 12/11)	3,540,146	2,996,826	—
		Preferred Shares (35,000 shares)		—	—
		Common Shares (4,000 shares)		—	—
		Members Interests (3,839 Units)		—	—

			7,094,961	6,545,902	2,546,501
Fire Sprinkler Systems, Inc. (0%)* 705 E. Harrison Street, Suite 200 Corona, CA 92879	Specialty Trade Contractors	Subordinated Notes (2% PIK, Due 04/12)	3,231,336	2,780,028	750,000
		Common Stock (2,978 shares)		294,624	—

			3,231,336	3,074,652	750,000

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value (3)
Fischbein, LLC (9%)* 151 Walker Road Statesville, NC 28625	Packaging and Materials Handling Equipment Manufacturer	Subordinated Note (13% Cash, 3.5% PIK, Due 05/13)	$4,383,708	$4,314,072	$4,314,072
		Class A-1 Common Units (558,140 units)		558,140	2,544,000
		Class A Common Units (4,200,000 units)		4,200,000	16,286,000

			4,383,708	9,072,212	23,144,072
Gerli & Company (1%)* 75 Stark Street Plains, PA 18705	Specialty Woven Fabrics Manufacturer	Subordinated Note (8.5% Cash, Due 03/15)	3,000,000	3,000,000	2,318,100
		Subordinated Note (6.25% Cash, 11.75% PIK, Due 08/11)	138,369	120,000	120,000
		Royalty rights		—	112,100
		Common Stock Warrants (56,559 shares)		83,414	—
		Class E Preferred Shares (400 shares)		161,440	—
		Common Stock (300 shares)		100,000	—

			3,138,369	3,464,854	2,550,200
Weave Textiles, LLC (0%)* 3700 Glenwood Avenue, Suite 530 Raleigh, North Carolina, 27612	Specialty Woven Fabrics Manufacturer	Senior Note (12% PIK, Due 01/11)	319,648	319,648	319,648
		Membership Units (425 units)		855,000	701,000

			319,648	1,174,648	1,020,648

Subtotal Control Investments			18,168,022	23,332,268	30,011,421

Total Investments, March 31, 2011(154%)*			$351,639,733	$377,447,786	$384,186,630

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non-income producing.

(2)	Disclosures of interest rates on notes include cash interest rates and payment-in-kind, or PIK, interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC and its sole business purpose is its ownership of Brantley Transportation, LLC.

Regulation

We are a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. In addition, Triangle SBIC has elected to be treated as a BDC. We are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals.

As a BDC, we are required to comply with numerous regulatory requirements. We are permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulation.” Commencing with our taxable year ended December 31, 2007, we have qualified and elected to be treated for U.S. federal income tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders out of our current and accumulated earnings and profits. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

The Offering

We may offer, from time to time, up to $500,000,000 worth of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

We may offer shares of common stock at a discount to net asset value per share at prices approximating market value less selling expenses upon approval of our Board of Directors, including a majority of our independent directors, in certain circumstances. On June 13, 2011, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 12, 2012 or the date of our 2012 annual stockholders meeting. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in the prospectus supplement, if applicable. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share.

Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interest to do so.

Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding the offering of our securities:

New York Stock Exchange symbol	“TCAP”

Use of proceeds	We intend to use the net proceeds from selling our securities to make investments in lower middle market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes.

Dividends and distributions	We pay quarterly dividends to our stockholders out of assets legally available for distribution. Our dividends, if any, will be determined by our Board of Directors. Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenace of our RIC status and such other factors as our Board of Directors may deem relevant from time to time.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes. In the future, our distributions may include a return of capital.

Taxation	We have elected to be treated as a RIC. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Dividend reinvestment plan	We have a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value.

Sales of common stock below net asset value

The offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors, or (3) under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. On June 13, 2011, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 12, 2012 or our 2012 Annual Meeting of Stockholders. Sales by us of our common stock at a discount from our net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in the prospectus supplement, if applicable.

Leverage	We borrow funds to make additional investments. We use this practice, which is known as “leverage,” to attempt to increase returns to our stockholders, but it involves significant risks. See “Risk Factors,” “Senior Securities” and “Regulation — Senior Securities.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ at any particular time will depend on our investment committee’s and our board of directors’ assessments of market and other factors at the time of any proposed borrowing. In addition, the maximum amount of leverage that our SBIC subsidaries can have outstanding is $225 million.

Available information	We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s Internet website at www.sec.gov. You can also inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. We intend to provide much of the same information on our website at www.tcap.com. Information contained on our website is not part of this prospectus or any prospectus supplement and should not be relied upon as such.

FEES AND EXPENSES

The following table is intended to assist you in understanding our consolidated costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Triangle,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—(1)
Offering expenses	—(2)
Dividend reinvestment plan expenses	—(3)
Total stockholder transaction expenses (as a percentage of offering price)	—(4)
Annual Expenses (as a percentage of net assets attributable to common stock):
Interest payments on borrowed funds	4.24	%(5)
Other expenses	4.66	%(6)
Total annual expenses	8.90	%(7)

(1)	In the event that securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	In the event that we conduct an offering of any of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses.

(3)	The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)	Interest payments on borrowed funds represent debenture commitments from the SBA to Triangle SBIC and Triangle SBIC II and any borrowings outstanding under our $90.0 million credit facility.

(6)	Other expenses represent our estimated annual operating expenses, excluding interest payments on borrowed funds. We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

(7)	The total annual expenses are the sum of interest payments on borrowed funds and other expenses. “Total annual expenses” as a percentage of average net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of average net assets, rather than average total assets, which includes assets that have been funded with borrowed money. If the “Total annual expenses” percentage were calculated instead as a percentage of average total assets, we estimate that our “Total annual expenses” would be approximately 4.29% of average total assets.

Example

The following example is required by the SEC and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$91	$263	$420	$761

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The table above does not reflect additional SBA leverage that we intend to employ in the future. “Other expenses” are based on estimated amounts for the current fiscal year. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The selected historical financial and other data below reflects the consolidated operations of Triangle Capital Corporation and its subsidiaries, including Triangle SBIC and Triangle SBIC II. The selected financial data at and for the fiscal years ended December 31, 2006, 2007, 2008, 2009 and 2010 have been derived from our financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm. Financial information prior to our initial public offering in 2007 is that of Triangle SBIC, which is Triangle Capital Corporation’s predecessor. Interim financial information for the three months ended March 31, 2011 is derived from our unaudited financial statements, and in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim period. Results for the year ended December 31, 2010 and the three months ended March 31, 2011 are not necessarily indicative of the results that may be expected for the current fiscal year. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto.

	Year Ended December 31,					Three Months Ended March 31, 2011
	2006	2007	2008	2009	2010
	(Dollars in thousands)
Income statement data:
Investment income:
Total interest, fee and dividend income	$6,443	$10,912	$21,056	$27,149	$35,641	$12,324
Interest income from cash and cash equivalent investments	280	1,824	303	613	344	101

Total investment income	6,723	12,736	21,359	27,762	35,985	12,425
Expenses:
Interest expense	1,834	2,073	4,228	6,900	7,350	1,990
Amortization of deferred financing fees	100	113	255	364	797	309
Management fees	1,589	233	—	—	—	—
General and administrative expenses	115	3,894	6,254	6,449	7,689	2,398

Total expenses	3,638	6,313	10,737	13,713	15,836	4,697

Net investment income	3,085	6,423	10,622	14,049	20,149	7,728
Net realized gain (loss) on investments — Non-Control/Non-Affiliate	6,027	(760)	(1,393)	448	(1,623)	—
Net realized gain (loss) on investments — Affiliate	—	141	—	—	(3,856)	—
Net realized gain on investments — Control	—	—	2,829	—	—	—
Net unrealized appreciation (depreciation) of investments	(415)	3,061	(4,286)	(10,310)	10,941	4,596

Total net gain (loss) on investments	5,612	2,442	(2,850)	(9,862)	5,462	4,596
Provision for income taxes	—	(52)	(133)	(150)	(220)	27

Net increase in net assets resulting from operations	$8,697	$8,813	$7,639	$4,037	$25,391	$12,351

Net investment income per share — basic and diluted	N/A	$0.95	$1.54	$1.63	$1.58	$0.46
Net increase in net assets resulting from operations per share — basic and diluted	N/A	$1.31	$1.11	$0.47	$1.99	$0.73
Net asset value per common share	N/A	$13.74	$13.22	$11.03	$12.09	$13.42
Dividends declared per common share	N/A	$0.98	$1.44	$1.62	$1.61	$0.42
Capital gains distributions declared per common share	N/A	$—	$—	$0.05	$0.04	$—

	Year Ended December 31,					Three Months Ended March 31, 2011
	2006	2007	2008	2009	2010
	(Dollars in thousands)
Balance sheet data:
Assets:
Investments at fair value	$54,247	$113,037	$182,105	$201,318	$325,991	$384,187
Cash and cash equivalents	2,556	21,788	27,193	55,200	54,820	73,421
Interest and fees receivable	135	305	680	677	868	1,401
Prepaid expenses and other current assets	—	47	95	287	119	338
Deferred offering costs	1,021	—	—	—	—	—
Property and equipment, net	—	34	48	29	47	58
Deferred financing fees	985	999	3,546	3,540	6,200	6,414

Total assets	$58,944	$136,210	$213,667	$261,051	$388,045	$465,819

Liabilities and partners’ capital:
Accounts payable and accrued liabilities	$825	$1,144	$1,609	$2,222	$2,269	$928
Interest payable	606	699	1,882	2,334	2,388	614
Distribution / dividends payable	532	2,041	2,767	4,775	—	—
Income taxes payable	—	52	30	59	198	6
Deferred revenue	25	31	—	75	37	43
Deferred income taxes	—	1,760	844	577	209	403
SBA-guaranteed debentures payable	31,800	37,010	115,110	121,910	202,465	214,607

Total liabilities	33,788	42,737	122,242	131,952	207,566	216,601
Total partners’ capital / stockholders’ equity	25,156	93,473	91,425	129,099	180,479	249,218

Total liabilities and partners’ capital / stockholders’ equity	$58,944	$136,210	$213,667	$261,051	$388,045	$465,819

Other data:
Weighted average yield on total investments(1)	13.3%	12.6%	13.2%	13.5%	13.7%	13.9%
Number of portfolio companies	19	26	34	37	48	53

Expense ratios (as percentage of average net assets):
Operating expenses	8.3%	4.4%	6.6%	6.6%	5.3%	4.7%
Interest expense and deferred financing fees	9.5	2.4	4.7	7.4	5.6	4.4

Total expenses	17.8%	6.8%	11.3%	14.0%	10.9%	9.1%

(1)	Excludes non-accrual debt investments

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the nine quarters ended with the quarter ended March 31, 2011. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	Quarter Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Total investment income	$6,504,500	$6,576,403	$7,096,643	$7,584,436
Net investment income	3,037,582	3,249,297	3,717,857	4,043,838
Net increase (decrease) in net assets resulting from operations	(583,357)	(2,851,857)	(778,659)	8,250,576
Net investment income per share	$0.43	$0.41	$0.41	$0.39

	Quarter Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011
Total investment income	$7,484,907	$8,294,147	$9,787,085	$10,419,355	$12,425,397
Net investment income	3,793,684	4,558,624	5,612,455	6,184,710	7,728,127
Net increase in net assets resulting from operations	4,149,329	6,867,280	7,183,182	7,190,758	12,351,241
Net investment income per share	$0.32	$0.38	$0.46	$0.42	$0.46

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

Our financial condition and results of operations will depend on our ability to manage and deploy capital effectively.

Our ability to continue to achieve our investment objective will depend on our ability to effectively manage and deploy our capital, which will depend, in turn, on our management team’s ability to continue to identify, evaluate, invest in, and monitor companies that meet our investment criteria. We cannot assure you that we will continue to achieve our investment objective.

Accomplishing this result on a cost-effective basis will be largely a function of our management team’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, members of our management team and our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment.

Even if we are able to grow and build upon our investment operations in a manner commensurate with the increased capital available to us as a result of recent offerings of our securities, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, or any prospectus supplement, it could negatively impact our ability to pay distributions and cause you to lose part or all of your investment.

Recent market conditions have impacted debt and equity capital markets in the United States, and we do not know if these conditions will improve in the near future.

Beginning in the third quarter of 2007, global credit and other financial markets began to suffer substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.

Since March 2009, there have been signs that the global credit and other financial market conditions have improved as stability has increased throughout the international financial system and many public market indices have experienced positive total returns. Concentrated policy initiatives undertaken by central banks and governments appear to have curtailed the incidence of large-scale failures within the global financial system. Concurrently, investor confidence, financial indicators, capital markets activity and asset prices have shown signs of marked improvement since the second quarter of 2009. However, while financial conditions have improved, domestic unemployment rates remain high, and economic activity remains subdued. In addition, there are early signs that many businesses and industries are experiencing inflationary pressures, both internationally and domestically. These conditions could increase our funding costs, limit our access to the capital markets, decrease our ability to borrow under our line of credit or result in a decision by other lenders not to extend credit to us. These events could prevent us from increasing our investment originations and negatively impact our operating results.

Our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors. Typically there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value as determined in good faith by our Board of Directors based on input from management, a nationally recognized independent advisor (on a rotational basis) and our audit committee. See “Business—Valuation Process and Determination of Net Asset Value” for a more detailed description of our valuation process.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, is to a certain degree subjective and dependent on the judgment of our Board. Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale or disposition of one or more of our investments. As a result, investors purchasing our securities based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we make in target companies. We compete for investments with other BDCs and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial and investment banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, also invest in lower middle market companies.

As a result, competition for investment opportunities in lower middle market companies is intense. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in lower middle market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

We are dependent upon our executives for our future success.

We depend on the members of our senior management team, particularly executive officers Garland S. Tucker, III, Brent P.W. Burgess and Steven C. Lilly, for the final selection, structuring, closing and monitoring of our investments. These executive officers have critical industry experience and relationships that we rely on to implement our business plan. If we lose the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. Effective February 21, 2009, Messrs. Tucker, Burgess and Lilly are no longer employed by us pursuant to employment agreements. Rather, each is currently employed by us on an at-will basis.

Our success depends on attracting and retaining qualified personnel in a competitive environment.

We experience competition in attracting and retaining qualified personnel, particularly investment professionals, and we may be unable to maintain or grow our business if we cannot attract and retain such personnel. Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which we compete for experienced personnel have greater resources than we have.

The competitive environment for qualified personnel may require us to take certain measures to ensure that we are able to attract and retain experienced personnel. Such measures may include increasing the attractiveness of our overall compensation packages, altering the structure of our compensation packages through the use of additional forms of compensation, or other steps. The inability to attract and retain experienced personnel could have a material adverse effect on our business.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with financial institutions, private equity and other non-bank investors, investment bankers, commercial bankers, attorneys, accountants and consultants, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our management team fails to maintain its existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom members of our management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We have limited operating history as a business development company and as a regulated investment company, which may impair your ability to assess our prospects.

The 1940 Act imposes numerous constraints on the operations of BDCs. Prior to the consummation of our initial public offering in February 2007, we had not operated, and our management team had no experience operating, as a BDC under the 1940 Act or as a RIC under Subchapter M of the Code. As a result, we have limited operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. Our management team’s limited experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us. If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would further decrease our operating flexibility.

Because of the limited amount of committed funding under our credit facility, we will have limited ability to fund new investments if we are unable to expand the facility.

On May 9, 2011, we entered into a credit agreement providing for a revolving line of credit, which we refer to as the Credit Facility. Initial committed funding under the Credit Facility is $50.0 million. The Facility has an accordion feature which allows for an increase in the total loan size up to $90.0 million. However, if we are unable to meet the terms of the accordion feature, we will be unable to expand the facility and thus will continue to have limited availability to finance new investments under our line of credit. The Credit Facility matures on May 8, 2014, with two one-year extension options bringing the total potential commitment and funding period to five years from closing. If the facility is not renewed or extended, all principal and interest will be due and payable.

There can be no guarantee that we will be able to renew, extend or replace the Credit Facility upon its maturity on terms that are favorable to us, if at all. Our ability to expand the Credit Facility, and to obtain replacement financing at the time of maturity, will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to expand the Credit Facility, or to renew, extend or refinance the Credit Facility at the time of its maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC under the Code.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

Our business will require capital to operate and grow. We may acquire such additional capital from the following sources:

Senior Securities.    Currently we, through our SBIC subsidiaries, issue debt securities guaranteed by the SBA. In the future, we may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions (including borrowings under our line of credit), which we refer to collectively as senior securities. As a result of issuing senior securities, we will be exposed to additional risks, including, but not limited to, the following:

•

Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous.

•	Any amounts that we use to service our debt or make payments on preferred stock will not be available for distributions to our common stockholders.

•

It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

•	We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

•

Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

Additional Common Stock.    We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in the best interests of our stockholders, and our stockholders approve such sale. At our Annual Stockholders Meeting on June 13, 2011, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 12, 2012 or the date of our 2012 annual meeting of stockholders. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do so. In any such case, however, the price at which our common stock are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders (though not in conjunction with this prospectus) at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

In addition to regulatory limitations on our ability to raise capital, our line of credit contains various covenants, which, if not complied with, could accelerate our repayment obligations under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

We will have a continuing need for capital to finance our loans. We are party to the Credit Facility, which provides us with a revolving credit line facility of up to $90.0 million, of which $50.0 million was available for borrowings as of May 9, 2011. The Credit Facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, minimum consolidated tangible net worth, minimum interest coverage ratio, maintenance of RIC and BDC status, and minimum liquidity. The Credit Facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, and materially adverse effect. The Credit Facility permits us to fund additional loans and investments as long as we are within the conditions set out in the credit agreement. Our continued compliance with these covenants depends on many factors, some of which are beyond our control, and there are no assurances that we will continue to comply with these covenants. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.

Recent healthcare reform legislation may affect our revenue and financial condition.

On March 23, 2010, the President of the United States signed into law the Patient Protection and Affordable Care Act of 2010 and on March 30, 2010, the President signed into law the Health Care and Education Reconciliation Act, which in part modified the Patient Protection and Affordable Care Act. Together, the two Acts serve as the primary vehicle for comprehensive health care reform in the United States. The Acts are intended to reduce the number of individuals in the United States without health insurance and effect significant other changes to the ways in which health care is organized, delivered and reimbursed. The complexities and ramifications of the new legislation are significant, and will be implemented in a phased approach beginning in 2010 and concluding in 2018. At this time, the effects of health care reform and its impact on our operations and on the business, revenues and financial condition of our portfolio companies are not yet known. Accordingly, the reform could adversely affect the cost of providing healthcare coverage generally and could adversely affect the financial success of both the portfolio companies in which we invest and us.

The impact of recent financial reform legislation on us is uncertain.

In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The Dodd-Frank Reform Act became effective on July 21, 2010, although many provisions of the Dodd-Frank Reform Act have delayed effectiveness or will not become effective until the relevant federal agencies issue new rules to implement the Dodd-Frank Reform Act. Nevertheless, the Dodd-Frank Reform Act may have a material adverse impact on the financial services industry as a whole and on our business, results of operations and financial condition. Accordingly, we cannot predict the effect the Dodd-Frank Reform Act or its implementing regulations will have on our business, results of operations or financial condition.

Our SBIC subsidiaries are licensed by the SBA, and therefore subject to SBA regulations.

Our SBIC subsidiaries are licensed to act as SBICs and are regulated by the SBA. Pursuant to SBA regulations, an SBIC can provide financing in the form of debt, debt with equity features and/or equity to “eligible” small businesses. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. See “Regulation — Small Business Administration Regulations” for more discussion on these limitations. Compliance with SBA requirements may cause our SBIC subsidiaries, and us, as their parent, to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If our SBIC subsidiaries fail to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit our SBIC subsidiaries’ use of debentures, declare outstanding debentures immediately due and payable, and/or limit our SBIC subsidiaries from making new investments. In addition, the SBA can remove the general partners of our SBIC subsidiaries and have a receiver appointed, or revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958, as amended, or any rule or regulation promulgated thereunder. Such actions by the SBA would, in turn, negatively affect us because our SBIC subsidiaries are wholly owned.

Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks associated with investing in our securities. Our SBIC subsidiaries issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of our SBIC subsidiaries that are superior to the claims of our common stockholders. In addition, our Credit Facility contains financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions. Breach of any of those covenants could cause a default under those instruments. Such a default, if not cured or waived, could have a material adverse effect on us. We may also borrow from banks and other lenders in the future. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause our net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our stockholders. Leverage is generally considered a speculative investment technique.

As a BDC, we are generally required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings (other than SBA leverage) and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. Currently, we do not have senior securities outstanding and therefore are not limited by this ratio.

On March 31, 2011, we had $214.6 million of outstanding indebtedness guaranteed by the SBA, which had a weighted average annualized interest cost of 4.80%. The calculation of this weighted average interest rate includes i) the interim rates charged on $9.6 million of SBA guaranteed debentures that have not yet been pooled and ii) the fixed rates charged on $205.0 million of pooled SBA guaranteed debentures. The unpooled SBA-guaranteed debentures have a weighted average interim interest rate of 1.29% and the pooled SBA guaranteed debentures have a weighted average interest rate of 4.97%.

Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

	Assumed Return on our Portfolio (Net of Expenses)
	(10.0)%	(5.0)%	0.0%	5.0%	10.0%

Corresponding net return to stockholder(1)	(22.8)%	(13.5)%	(4.1)%	5.2%	14.6%

(1)	Assumes $465.8 million in total assets, $214.6 million in debt outstanding, $249.2 million in net assets and an average cost of funds of 4.80%, which was the weighted average borrowing cost on our borrowings at March 31, 2011.

Our ability to achieve our investment objective may depend in part on our ability to achieve additional leverage on favorable terms by issuing debentures guaranteed by the SBA, by borrowing from banks or insurance companies or by expanding our line of credit, and there can be no assurance that such additional leverage can in fact be achieved.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

SBA regulations limit the outstanding dollar amount of SBA guaranteed debentures that may be issued by an SBIC or group of SBICs under common control.

The SBA regulations currently limit the dollar amount of SBA-guaranteed debentures that can be issued by any one SBIC to $150.0 million or to a group of SBICs under common control to $225.0 million. Moreover, an SBIC may not borrow an amount in excess of two times (and in certain cases, up to three times) its regulatory capital. As of March 31, 2011, Triangle SBIC had issued $140.5 million of SBA-guaranteed debentures and has a leverage commitment to issue the remaining $9.5 million of the $150.0 million statutory maximum of SBA-guaranteed debentures. As of March 31, 2011, Triangle SBIC II had issued $75.0 million in face amount of SBA-guaranteed debentures. We intend to borrow the maximum permitted amount. When we reach this maximum dollar amount of SBA-guaranteed debentures permitted, and if we require additional capital, our cost of capital is likely to increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, the current status of our SBIC subsidiaries as SBICs does not automatically assure that our SBIC subsidiaries will continue to receive SBA guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies and available SBA funding. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by our SBIC subsidiaries.

The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. Our SBIC subsidiaries will need to generate sufficient cash flow to make required interest payments on the debentures. If our SBIC subsidiaries are unable to meet their financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under such debentures as the result of a default by us. In addition, the SBA must approve our independent directors before our SBIC subsidiaries will be permitted to issue additional debentures guaranteed by the SBA.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our ability to enter into and exit investment transactions with our affiliates will be restricted.

Except in those instances where we have received prior exemptive relief from the SEC, we will be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities is deemed our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25.0% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC. These restrictions could limit or prohibit us from making certain attractive investments that we might otherwise make absent such restrictions.

Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our current operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of the offering and may use the net proceeds from an offering in ways with which investors may not agree or for purposes other than those contemplated at the time of the offering.

We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our status as a regulated investment company under Subchapter M of the Code, which will adversely affect our results of operations and financial condition.

We have elected to be treated as a RIC under the Code, which generally will allow us to avoid being subject to corporate-level U.S. federal income tax. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements:

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The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90.0% of our net ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. We will be subject to a 4.0% nondeductible U.S. federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar year basis. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

•	The income source requirement will be satisfied if we obtain at least 90.0% of our income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.

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The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50.0% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25.0% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate-level U.S. federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

We may not be able to pay you distributions, our distributions may not grow over time, and a portion of distributions paid to you may be a return of capital.

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be harmed by, among other things, the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could, in the future, limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, our SBIC subsidiaries’ compliance with applicable SBIC regulations and such other factors as our Board of Directors may deem relevant from time to time. In addition, our line of credit may restrict the amount of distributions we are permitted to make. We cannot assure you that we will pay distributions to our stockholders in the future.

When we make quarterly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits, recognized capital gain or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal income tax purposes.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for U.S. federal income tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

You may receive shares of our common stock as distributions which could result in adverse tax consequences to you.

In order to satisfy the annual distribution requirement applicable to RICs, we have the ability to declare a large portion of a distribution in shares of our common stock instead of in cash. As long as a portion of such distribution is paid in cash (which portion can be as low as 10% for our taxable years ending on or before December 31, 2011) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits would be a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on the entire distribution in the same manner as a cash distribution, even though a portion of the distribution was paid in shares of our common stock.

You may have current tax liability on distributions you elect to reinvest in our common stock but would not receive cash from such distributions to pay such tax liability.

If you participate in our distribution reinvestment plan, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, unless you are a tax-exempt entity, you may have to use funds from other sources to pay your tax liability on the value of our common stock received from the distribution.

Our SBIC subsidiaries, as SBICs, may be unable to make distributions to us that may harm our ability to meet regulated investment company requirements, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify as a RIC, we will be required to distribute on an annual basis substantially all of our taxable income, including income from our subsidiaries, including our SBIC subsidiaries. As the majority of our investments are generally held by our SBIC subsidiaries, we will be substantially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to qualify as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our status as a RIC. We cannot assure you that the SBA will grant such waiver and if our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC status and a consequent imposition of corporate-level U.S. federal income tax on us.

Pursuant to SBA regulations, an SBIC with outstanding debenture leverage may only distribute cumulative realized profits (less unrealized losses on investments). It may not return more than 2% of its outstanding capital in any fiscal year without SBA prior approval. Historically, SBA has permitted payment in excess of 2% only pursuant to an approved wind up plan filed by the SBIC pursuant to which SBA determines that repayment of outstanding debentures is adequately assured.

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a regulated investment company, we will continue to need additional capital to finance our growth and regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

In order to satisfy the requirements applicable to a RIC and to avoid payment of U.S. federal excise tax, we intend to distribute to our stockholders substantially all of our net ordinary income and net capital gain income except for certain net long-term capital gains recognized after we became a RIC, some or all of which we may retain, pay applicable U.S. federal income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders. As a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings (other than SBA leverage) and any preferred stock we may issue in the future, of at least 200.0%. This requirement limits the amount that we may borrow. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional securities and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales may be disadvantageous. In addition, issuance of additional securities could dilute the percentage ownership of our current stockholders in us.

While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. At our Annual Stockholders Meeting on June 13, 2011, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 12, 2012 or the date of our 2012 annual meeting of stockholders. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do so. For an illustration on the potential dilutive effect of an offering of our common stock at a price below net asset value, please see the illustration below.

Illustration: Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value.    The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

Assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value) and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from net asset value). The acronym “NAV” stands for “net asset value.”

In any offering of common stock, we will present the actual dilution to stockholders in tabular form in the prospectus supplement specific to that offering.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—

Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%

Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, our SBIC subsidiaries, and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In addition, any change to the SBA’s current debenture program could have a significant impact on our ability to obtain lower-cost leverage and, therefore, our competitive advantage over other finance companies.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our management team to other types of investments in which our management team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.

We are subject to the Sarbanes-Oxley Act of 2002, and the related rules and regulations promulgated by the SEC. Among other requirements, under Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder, our management is required to report on our internal controls over financial reporting. We are required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose significant changes in our internal controls over financial reporting. We have and expect to continue to incur significant expenses related to compliance with the Sarbanes-Oxley Act, which will negatively impact our financial performance and our ability to make distributions. In addition, this process results in a diversion of management’s time and attention. Since we have a limited operating history as a company subject to the Sarbanes-Oxley Act, we cannot assure you that our internal controls over financial reporting will continue to be effective. In the event that we are unable to maintain compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

If we issue preferred stock, debt securities, convertible debt securities, subscription rights or units, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities, convertible debt, subscription rights or units would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt, subscription rights or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt, subscription rights or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities, convertible debt, subscription rights or units. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities, convertible debt, subscription rights or units may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

The trading market or market value of any publicly issued debt or convertible debt securities may be volatile.

If we publicly issue debt or convertible debt securities, they may or may not have an established trading market. We cannot assure investors that a trading market for any publicly issued debt or convertible debt securities would develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt or convertible debt securities. These factors include the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption, repayment or convertible features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.

There also may be a limited number of buyers for our debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities. Our debt securities may include convertible features that cause them to more closely bear risks associated with an investment in our common stock.

Our credit ratings may not reflect all risks of an investment in debt or convertible debt securities.

Our credit ratings, if any, are an assessment of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of any publicly issued debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed herein about the market value of, or trading market for, any publicly issued debt securities.

Terms relating to redemption may materially adversely affect the return on any debt securities.

If we issue debt or convertible debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

If we issue subscription rights, warrants or convertible debt that are exchangeable for our common stock, your interest in us may be diluted as a result of such rights, warrants or convertible debt offering.

Stockholders who do not fully exercise rights, warrants or convertible debt issued to them in an offering of subscription rights, warrants or convertible debt to purchase our common stock should expect that they will, at the completion of the offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights, warrants or convertible debt. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.

In addition, if the subscription price, warrant price or convertible debt price is less than our net asset value per share of common stock at the time of such offering, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the subscription price, warrant price, convertible debt price or net asset value per share will be on the expiration date of such offering or what proportion of our common stock will be purchased as a result of any such offering.

The Credit Facility with a potential member of the underwriting syndicate may not be as favorable to us as if it had been negotiated with an unaffiliated third-party.

We entered into the Credit Facility on May 9, 2011 with a lender that may act as a member of the underwriting syndicate in the future for securities issued pursuant to this registration statement. Consequently the terms may not be as favorable to us as if they had been negotiated with an unrelated third-party.

Risks Relating to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

Investing in lower middle market companies involves a number of significant risks. Among other things, these companies:

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may have limited financial resources to meet future capital needs and thus may be unable to grow or meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

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may have shorter operating histories, narrower product lines, smaller market shares and/or more significant customer concentration than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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generally have less publicly available information about their businesses, operations and financial condition. We rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

The lack of liquidity in our investments may adversely affect our business.

We invest, and will continue to invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our regulated investment company asset diversification requirements and certain SBA diversification requirements for our investments held by our two wholly-owned SBIC subsidiaries, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in senior secured debt and subordinated notes as well as equity issued by lower middle market companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

Finally, the value of the collateral securing our debt investment will ultimately depend on market and economic conditions, the availability of buyers and other factors. Therefore, there can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by our second priority liens after payment in full of all obligations secured by the senior lender’s first priority liens on the collateral. There is also a risk that such collateral securing our investments may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the portfolio company and market conditions. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by our second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70.0% of our total assets are qualifying assets. For further detail, see “Regulation.”

We believe that substantially all of our investments are qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our RIC asset diversification requirements and certain SBA diversification requirements for our investments held by our two wholly-owned SBIC subsidiaries, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

We generally will not control our portfolio companies.

We do not, and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Beginning in the third quarter of 2007, global credit and other financial markets began to suffer substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.

Since March 2009, there have been signs that the global credit and other financial market conditions have improved as stability has increased throughout the international financial system and many public stock market indices have experienced positive total returns. Concentrated policy initiatives undertaken by central banks and governments appear to have curtailed the incidence of large-scale failures within the global financial system. Concurrently, investor confidence, financial indicators, capital markets activity and asset prices have shown signs of marked improvement since the second quarter of 2009. However, while financial conditions have improved, domestic unemployment rates remain high, and economic activity remains subdued. In addition, there are early signs that many businesses and industries are experiencing inflationary pressures both internationally and domestically.

Many of our current and/or future portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, during such slowdowns or recessions, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease. Adverse economic conditions may also decrease the value of any collateral securing some of our debt investments and the value of our equity investments. A prolonged economic slowdown or recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in investment income, net investment income, assets, and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

Financial results may be affected adversely if one or more of our portfolio investments defaults on its loans or fails to perform as we expect.

Our portfolio consists primarily of debt and equity investments in privately owned middle-market businesses. Compared to larger publicly owned companies, these middle-market companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the management talents and efforts of an individual or a small group of persons. The loss of any of their key employees could affect their ability to compete effectively and harm their financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay their obligations to us, which may have an adverse affect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.

Some of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk, than loans made to companies who have access to traditional credit sources.

Generally, little, if any, public information is available about such companies. Therefore, we must rely on our employees’ diligence to obtain the information needed to make well-informed investment decisions. If we do not uncover material information about these companies, we may not make a fully informed investment decision, which could, in turn cause us to lose money on our investments.

Potential writedowns or losses with respect to portfolio investments existing and to be made in the future could adversely affect our results of operations, cash flows, dividend level, net asset value and stock price.

As of March 31, 2011, the fair value of our non-accrual assets was approximately $7.1 million, which comprised approximately 1.8% of the total fair value of our portfolio. The fair value of these non-accrual assets was less than cost as of March 31, 2011. In addition, as of March 31, 2011, we had, on a fair value basis, approximately $10.1 million of debt investments or 2.6% of the total fair value of our portfolio, which were current with respect to scheduled interest and principal payments, but which were carried at less than cost. In light of current economic conditions, certain of our portfolio companies may be unable to service our debt investments on a timely basis. These conditions may also decrease the value of collateral securing some of our debt investments, as well as the value of our equity investments. As a result, the number of non-performing assets in our portfolio may increase, and the overall value of our portfolio may decrease, which could lead to financial losses in our portfolio and a decrease in our investment income, net investment income, dividends and assets.

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our securities.

Changes in interest rates may affect our cost of capital and net investment income.

Most of our debt investments will bear interest at fixed rates, and the value of these investments could be negatively affected by increases in market interest rates. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our distribution rate, a situation which could reduce the value of our common stock. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity co-investments in companies in conjunction with private equity sponsors. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

Risks Relating to an Offering of Our Securities

We may be unable to invest a significant portion of the net proceeds raised from our offerings on acceptable terms, which would harm our financial condition and operating results.

Delays in investing the net proceeds raised in our offerings may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it may take a substantial period of time to invest substantially all of the net proceeds of any offering in securities meeting our investment objective. During such a period, we have and will continue to invest the net proceeds of any offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any dividends or distributions that we pay during such period may be substantially lower than the dividends or distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of any offering are invested in securities meeting our investment objective, the market price for our securities may decline. Thus, the return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount from net asset value. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. In addition, if our common stock trades below net asset value, we will generally not be able to issue additional common stock at the market price without first obtaining the approval of our stockholders and our independent directors. On June 13, 2011 our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 12, 2012 or the date of our 2012 annual meeting of stockholders. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do so.

Recent conditions may increase the risks associated with our business and an investment in us.

Beginning in the third quarter of 2007, the U.S. economy and financial markets began experiencing a high level of volatility, disruption and stress, which was exacerbated by the failure of several major financial institutions in the last few months of 2008. In addition, the U.S. economy entered a recession, which was severe and prolonged. Similar conditions occurred in the financial markets and economies of numerous other countries and could worsen, both in the U.S. and globally. These conditions raised the level of many of the risks described herein and, if repeated or continued, could have an adverse effect on our portfolio companies and on their results of operations, financial conditions, access to credit and capital. The stress in the credit market and upon banks has led other creditors to tighten credit and the terms of credit. In certain cases, senior lenders to our customers can block payments by our customers in respect of our loans to such customers. In turn, these could have adverse effects on our business, financial condition, results of operations, dividend payments, access to capital, valuation of our assets and our stock price. Notwithstanding recent gains across both the equity and debt markets, these conditions may continue for a prolonged period of time or worsen in the future.

If, in the future, we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

On June 13, 2011, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from net asset value per share for a period of one year ending on the earlier of June 12, 2012 or the date of our 2012 annual meeting of stockholders. If we issue or sell shares of our common stock at a discount to net asset value, it will pose a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuances or sale. In addition, such sales may adversely affect the price at which our common stock trades. For additional information and hypothetical examples of these risks, see “Sales of Common Stock Below Net Asset Value,” and for actual dilution illustrations specific to an offering, see the prospectus supplement pursuant to which such sale is made.

Our net asset value may have changed significantly since our last valuation.

Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis based on input from management, our audit committee and, as to certain of our investments, a third party independent valuation firm. While the Board of Directors will review our net asset value per share in connection with any offering, it will not always have the benefit of input from the independent valuation firm when it does so. Moreover, our financial statements have not been audited by our independent registered public accounting firm for any periods since December 31, 2010. The fair value of various individual investments in our portfolio and/or the aggregate fair value of our investments may change significantly over time. If the fair value of our investment portfolio at December 31, 2011 is less than the fair value at the time of an offering during 2011, then we may record an unrealized loss on our investment portfolio and may report a lower net asset value per share than will be reflected in the Selected Condensed Financial Data and the financial statements included in the prospectus supplement of that offering. If the fair value of our investment portfolio at December 31, 2011 is greater than the fair value at the time of an offering during 2011, we may record an unrealized gain on our investment portfolio and may report a greater net asset value per share than so reflected in the prospectus supplement of that offering. Upon publication of this information in connection with our announcement of operating results for our fiscal year ended December 31, 2011, the market price of our common stock may fluctuate materially, and may be substantially less than the price per share you pay for our common stock in an offering.

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our securities may be volatile and fluctuate significantly.

Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital. The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

•	inability to obtain certain exemptive relief from the SEC;

•	loss of RIC status or either of our SBIC subsidiaries’ status as an SBIC;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

•	conversion features of subscription rights, warrants or convertible debt;

•	loss of a major funding source;

•	fluctuations in interest rates;

•	the operating performance of companies comparable to us;

•	departure of our key personnel;

•	global or national credit market changes; and

•	general economic trends and other external factors.

As illustrated by recent events in the market for subprime loans, and mortgage securities generally, the market for any security is subject to volatility. The loans and securities purchased by us and issued by us are no exception to this fundamental investment truism that prices will fluctuate, although we lack any material exposure to the subprime and mortgage markets.

If a substantial number of shares become available for sale and are sold in a short period of time, the market price of our common stock could decline.

As of March 31, 2011, we had 18,569,856 shares of common stock outstanding. Sales of substantial amounts of our common stock, or the availability of shares for sale, including those offered hereby, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Provisions of the Maryland General Corporation Law and our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our Company or the removal of our incumbent directors. Specifically, our Board of Directors may adopt resolutions to classify our Board of Directors so that stockholders do not elect every director on an annual basis. Also, our charter provides that a director may be removed only for cause by the vote of at least two-thirds of the votes entitled to be cast for the election of directors generally. In addition, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary to act upon any matter that may properly be considered at a meeting of stockholders only upon the written request of the stockholders entitled to cast at least a majority of all the votes entitled to be cast on such matter at the meeting.

In addition, subject to the provisions of the 1940 Act, our charter permits our Board of Directors, without stockholder action, to authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter from time to time to increase or decrease the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock.

Terrorist attacks, acts of war or national disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or national disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We could face losses and potential liability if intrusion, viruses or similar disruptions to our technology jeopardize our confidential information or that of users of our technology.

Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus and the accompanying prospectus supplement, if any, constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and the accompanying prospectus supplement, if any. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism; and

•	future changes in laws or regulations and conditions in our operating areas.

You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or the accompanying prospectus supplement, if any. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you, including in the form of a prospectus supplement or post-effective amendment to the registration statement to which this prospectus relates, or through reports that we file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act.

FORMATION TRANSACTIONS

Triangle Capital Corporation is a Maryland corporation, formed on October 10, 2006, for the purposes of acquiring 100% of the equity interests in Triangle SBIC and its general partner, TML, raising capital in our IPO, which was completed in February 2007 and thereafter operating as an internally managed business development company under the 1940 Act.

On February 21, 2007, concurrently with the closing of our IPO, we consummated the following formation transactions:

•

Triangle Capital Corporation acquired 100% of the limited partnership interests in Triangle SBIC in exchange for approximately 1.4 million shares of Triangle’s common stock, having an aggregate value of $21,250,000 based on the IPO price. Triangle SBIC became our wholly owned subsidiary, retained its SBIC license, continues to hold its existing investments and will make new investments with the proceeds from our IPO.

•

Triangle Capital Corporation acquired 100% of the equity interests in TML, the general partner of Triangle SBIC, in exchange for 500,000 shares of Triangle’s common stock, having an aggregate value of $7,500,000 based on the IPO price.

On December 15, 2009, Triangle SBIC II was organized as a limited partnership under the laws of the State of Delaware and its SBIC license became effective on May 26, 2010. We have made and we will continue to make new investments with the net proceeds of any offering and proceeds from SBA guaranteed debentures issued from time to time to our two wholly owned SBIC subsidiaries.

BUSINESS DEVELOPMENT COMPANY AND REGULATED INVESTMENT COMPANY ELECTIONS

We and Triangle SBIC are closed-end, non-diversified management investment companies that have elected to be treated as BDCs under the 1940 Act. In addition, we have elected to be treated as a RIC under Subchapter M of the Code. Our election to be regulated as a BDC and our election to be treated as a RIC for federal income tax purposes have a significant impact on our operations. Some of the most important effects on our operations of our election to be regulated as a BDC and our election to be treated as a RIC are outlined below.

We report our investments at market value or fair value with changes in value reported through our statements of operations.

In accordance with the requirements of Article 6 of Regulation S-X, we report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their “fair value” as determined in good faith by our Board of Directors. Changes in these values will be reported through our statements of operations under the caption of “net unrealized appreciation (depreciation) of investments.” See “Business — Valuation Process and Determination of Net Asset Value.”

We intend to distribute substantially all of our income to our stockholders. We generally will be required to pay income taxes only on the portion of our taxable income we do not distribute to stockholders (actually or constructively).

As a RIC, so long as we meet certain minimum distribution, source-of-income and asset diversification requirements, we generally are required to pay U.S. federal income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively) and certain built-in gains. We intend to distribute to our stockholders substantially all of our income. We may, however, make deemed distributions to our stockholders of any retained net long-term capital gains. If this happens, our stockholders will be treated as if they received an actual distribution of the net capital gains and reinvested the net after-tax proceeds in us. Our stockholders also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable share of the corporate-level U.S. federal income tax we pay on the deemed distribution. See “Material U.S. Federal Income Tax Considerations.” We met the minimum annual distribution requirements for 2008, 2009 and 2010 and continually monitor our distribution requirements with the goal of ensuring compliance with the Code.

In addition, we have certain wholly-owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds a portion of one or more of our portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for GAAP purposes, so that our consolidated financial statements reflect our investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit us to hold certain interests in portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90.0% of the RIC’s gross income for federal income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of investment income, it could jeopardize our ability to qualify as a RIC and therefore cause us to incur significant amounts of corporate-level U.S. federal income taxes. Where interests in LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, however, the income from such interests is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping us preserve our RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for U.S. federal income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies.

Our ability to use leverage as a means of financing our portfolio of investments is limited.

As a BDC, we are required to meet a coverage ratio of total assets to total senior securities of at least 200.0%. For this purpose, senior securities include all borrowings (other than SBA leverage and certain other short-term borrowings) and any preferred stock we may issue in the future. Additionally, our ability to continue to utilize leverage as a means of financing our portfolio of investments may be limited by this asset coverage test. Our SBIC subsidiaries cannot have outstanding more than an aggregate of $225.0 million of debenture leverage guaranteed by the SBA. This limitation may negatively impact our earnings, as we are at or close to that limit. While use of debenture leverage from the SBA may enhance returns if we meet our investment objective, our returns may be reduced or eliminated if the returns on investments by Triangle SBIC and Triangle SBIC II are less than the costs of operating them, including the costs of using debenture leverage.

We are required to comply with the provisions of the 1940 Act applicable to business development companies.

As a BDC, we are required to have a majority of directors who are not “interested” persons under the 1940 Act. In addition, we are required to comply with other applicable provisions of the 1940 Act, including those requiring the adoption of a code of ethics, fidelity bonding and investment custody arrangements. See “Regulation” below.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of our securities for investment and general corporate purposes. We intend to invest the net proceeds in lower middle market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. We plan to raise new equity when we have attractive investment opportunities available. Pending such use, we will invest the net proceeds of any offering primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC. See “Regulation — Temporary Investments.”

Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the New York Stock Exchange, or NYSE, under the symbol “TCAP.” The following table sets forth, for each fiscal quarter since our initial public offering, the range of high and low sales prices of our common stock as reported on the NYSE, the sales price as a percentage of our net asset value, or NAV, and the distributions declared by us for each fiscal quarter. The stock quotations are inter-dealer quotations and do not include mark-ups, mark-downs or commissions and as such do not necessarily represent actual transactions.

	Net Asset Value(1)	Sales Price		Premium of High Sales Price to Net Asset Value(2)	Discount of Low Sales Price to Net Asset Value(2)	Cash Distributions per Share(3)
		High	Low
Year ended December 31, 2009
First Quarter	$12.46	$12.92	$5.21	103.7%	41.8%	$0.45
Second Quarter	$11.31	$12.38	$7.50	109.5%	66.3%	$0.40
Third Quarter	$10.60	$12.77	$10.26	120.5%	96.8%	$0.41
Fourth Quarter	$11.03	$13.28	$10.95	120.4%	99.3%	$0.41
Year ended December 31, 2010
First Quarter	$10.87	$14.53	$11.45	133.7%	105.3%	$0.41
Second Quarter	$11.08	$16.38	$12.16	147.8%	109.7%	$0.41
Third Quarter	$11.99	$16.81	$14.06	140.2%	117.3%	$0.41
Fourth Quarter	$12.09	$20.97	$15.90	173.4%	131.5%	$0.42
Year ended December 31, 2011
First Quarter	$13.42	$20.93	$16.23	156.0%	120.9%	$0.42
Second Quarter (to June 24, 2011)	*	$19.27	$17.37	*	*	$0.44

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price divided by net asset value.

(3)	Represents the distribution declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.”

The last reported price for our common stock on June 24, 2011 was $18.75 per share. As of June 24, 2011, we had 60 stockholders of record.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. Since our IPO in February 2007, our shares of common stock have traded for amounts both less than and exceeding our net asset value.

We intend to continue to pay quarterly distributions to our stockholders. Our quarterly distributions, if any, are determined by our Board of Directors. We have elected to be taxed as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gain, to the extent that such taxable income or gain is distributed, or deemed to be distributed, to stockholders on a timely basis.

To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90.0% of our net ordinary income and realized net short-term capital gain in excess of realized net long-term capital loss, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our net ordinary income for the calendar year, (2) 98.2% of our net capital gain for the calendar year and (3) any net ordinary income and net capital gain for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. We may retain for investment some or all of our net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, you will be treated as if you received an actual distribution of the capital gain we retain and then reinvested the net after-tax proceeds in our common stock. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gain deemed distributed to you. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gain. We may, in the future, make actual distributions to our stockholders of our net capital gain. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We will report the U.S. federal income tax characteristics of all distributions to our stockholders, as appropriate, on IRS Form 1099-DIV after the end of the year. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The selected historical financial and other data below reflects the consolidated operations of Triangle Capital Corporation and its subsidiaries, including Triangle SBIC and Triangle SBIC II. The selected financial data at and for the fiscal years ended December 31, 2006, 2007, 2008, 2009 and 2010 have been derived from our financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm. Financial information prior to our initial public offering in 2007 is that of Triangle SBIC, which is Triangle Capital Corporation’s predecessor. Interim financial information for the three months ended March 31, 2011 is derived from our unaudited financial statements, and in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim period. Results for the year ended December 31, 2010 and the three months ended March 31, 2011 are not necessarily indicative of the results that may be expected for the current fiscal year. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto.

	Year Ended December 31,					Three Months Ended March 31, 2011
	2006	2007	2008	2009	2010
	(Dollars in thousands)
Income statement data:
Investment income:
Total interest, fee and dividend income	$6,443	$10,912	$21,056	$27,149	$35,641	$12,324
Interest income from cash and cash equivalent investments	280	1,824	303	613	344	101

Total investment income	6,723	12,736	21,359	27,762	35,985	12,425
Expenses:
Interest expense	1,834	2,073	4,228	6,900	7,350	1,990
Amortization of deferred financing fees	100	113	255	364	797	309
Management fees	1,589	233	—	—	—	—
General and administrative expenses	115	3,894	6,254	6,449	7,689	2,398

Total expenses	3,638	6,313	10,737	13,713	15,836	4,697

Net investment income	3,085	6,423	10,622	14,049	20,149	7,728
Net realized gain (loss) on investments — Non-Control/Non-Affiliate	6,027	(760)	(1,393)	448	(1,623)	—
Net realized gain (loss) on investments — Affiliate	—	141	—	—	(3,856)	—
Net realized gain on investments — Control	—	—	2,829	—	—	—
Net unrealized appreciation (depreciation) of investments	(415)	3,061	(4,286)	(10,310)	10,941	4,596

Total net gain (loss) on investments	5,612	2,442	(2,850)	(9,862)	5,462	4,596
Provision for income taxes	—	(52)	(133)	(150)	(220)	27

Net increase in net assets resulting from operations	$8,697	$8,813	$7,639	$4,037	$25,391	$12,351

Net investment income per share — basic and diluted	N/A	$0.95	$1.54	$1.63	$1.58	$0.46
Net increase in net assets resulting from operations per share — basic and diluted	N/A	$1.31	$1.11	$0.47	$1.99	$0.73
Net asset value per common share	N/A	$13.74	$13.22	$11.03	$12.09	$13.42
Dividends declared per common share	N/A	$0.98	$1.44	$1.62	$1.61	$0.42
Capital gains distributions declared per common share	N/A	$—	$—	$0.05	$0.04	$—

	Year Ended December 31,					Three Months Ended March 31, 2011
	2006	2007	2008	2009	2010
	(Dollars in thousands)
Balance sheet data:
Assets:
Investments at fair value	$54,247	$113,037	$182,105	$201,318	$325,991	$384,187
Cash and cash equivalents	2,556	21,788	27,193	55,200	54,820	73,421
Interest and fees receivable	135	305	680	677	868	1,401
Prepaid expenses and other current assets	—	47	95	287	119	338
Deferred offering costs	1,021	—	—	—	—	—
Property and equipment, net	—	34	48	29	47	58
Deferred financing fees	985	999	3,546	3,540	6,200	6,414

Total assets	$58,944	$136,210	$213,667	$261,051	$388,045	$465,819

Liabilities and partners’ capital:
Accounts payable and accrued liabilities	$825	$1,144	$1,609	$2,222	$2,269	$928
Interest payable	606	699	1,882	2,334	2,388	614
Distribution / dividends payable	532	2,041	2,767	4,775	—	—
Income taxes payable	—	52	30	59	198	6
Deferred revenue	25	31	—	75	37	43
Deferred income taxes	—	1,760	844	577	209	403
SBA-guaranteed debentures payable	31,800	37,010	115,110	121,910	202,465	214,607

Total liabilities	33,788	42,737	122,242	131,952	207,566	216,601
Total partners’ capital / stockholders’ equity	25,156	93,473	91,425	129,099	180,479	249,218

Total liabilities and partners’ capital / stockholders’ equity	$58,944	$136,210	$213,667	$261,051	$388,045	$465,819

Other data:
Weighted average yield on total investments(1)	13.3%	12.6%	13.2%	13.5%	13.7%	13.9%
Number of portfolio companies	19	26	34	37	48	53
Expense ratios (as percentage of average net assets):
Operating expenses	8.3%	4.4%	6.6%	6.6%	5.3%	4.7%
Interest expense and deferred financing fees	9.5	2.4	4.7	7.4	5.6	4.4

Total expenses	17.8%	6.8%	11.3%	14.0%	10.9%	9.1%

(1)	Excludes non-accrual debt investments

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the nine quarters ended with the quarter ended March 31, 2011. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	Quarter Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Total investment income	$6,504,500	$6,576,403	$7,096,643	$7,584,436
Net investment income	3,037,582	3,249,297	3,717,857	4,043,838
Net increase (decrease) in net assets resulting from operations	(583,357)	(2,851,857)	(778,659)	8,250,576
Net investment income per share	$0.43	$0.41	$0.41	$0.39

	Quarter Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011
Total investment income	$7,484,907	$8,294,147	$9,787,085	$10,419,355	$12,425,397
Net investment income	3,793,684	4,558,624	5,612,455	6,184,710	7,728,127
Net increase in net assets resulting from operations	4,149,329	6,867,280	7,183,182	7,190,758	12,351,241
Net investment income per share	$0.32	$0.38	$0.46	$0.42	$0.46

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

The following discussion is designed to provide a better understanding of our consolidated financial statements, including a brief discussion of our business, key factors that impacted our performance and a summary of our operating results. The following discussion should be read in conjunction with the financial statements and the notes thereto included herein. Historical results and percentage relationships among any amounts in the financial statements are not necessarily indicative of trends in operating results for any future periods.

Overview of our Business

We are a Maryland corporation which has elected to be treated and operates as an internally managed BDC, under the 1940 Act. Our wholly owned subsidiaries, Triangle SBIC and Triangle SBIC II, are licensed as small business investment companies, or SBICs, by the United States Small Business Administration, or SBA. In addition, Triangle SBIC has also elected to be treated as a BDC under the 1940 Act. We, Triangle SBIC, and Triangle SBIC II invest primarily in debt instruments, equity investments, warrants and other securities of lower middle market privately held companies located in the United States.

Our business is to provide capital to lower middle market companies in the United States. We focus on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Our target portfolio company has annual revenues between $20.0 million and $100.0 million and annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 million and $20.0 million.

We invest primarily in subordinated debt securities secured by second lien security interests in portfolio company assets, coupled with equity interests. On a more limited basis, we also invest in senior debt securities secured by first lien security interests in portfolio companies. Our investments generally range from $5.0 million to $15.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments.

We generate revenues in the form of interest income, primarily from our investments in debt securities, loan origination and other fees and dividend income. Fees generated in connection with our debt investments are recognized over the life of the loan using the effective interest method or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our debt investments generally have a term of between three and seven years and typically bear interest at fixed rates between 12.0% and 17.0% per annum. Certain of our debt investments have a form of interest, referred to as payment-in-kind, or PIK, interest, that is not paid currently but is instead accrued and added to the loan balance and paid at the end of the term. In our negotiations with potential portfolio companies, we generally seek to minimize PIK interest. Cash interest on our debt investments is generally payable monthly; however, some of our debt investments pay cash interest on a quarterly basis. As of March 31, 2011, and December 31, 2010, the weighted average yield on our outstanding debt investments other than non-accrual debt investments (including PIK interest) was approximately 15.2% and 15.1%, respectively. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments but excluding non-accrual debt investments) was approximately 13.9% and 13.7% as of March 31, 2011 and December 31, 2010, respectively. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments and non-accrual debt investments) was approximately 13.3% and 12.9% as of March 31, 2011 and December 31, 2010, respectively.

Our two SBIC subsidiaries are eligible to issue debentures to the SBA, which pools these with debentures of other SBICs and sells them in the capital markets at favorable interest rates, in part as a result of the guarantee of payment from the SBA. Our two SBIC subsidiaries invest these funds in portfolio companies. We intend to continue to operate Triangle SBIC and Triangle SBIC II as SBICs, subject to SBA approval, and to utilize the proceeds from the issuance of SBA-guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders.

Portfolio Composition

The total value of our investment portfolio was $384.2 million as of March 31, 2011 compared to $326.0 million as of December 31, 2010 and $201.3 million as of December 31, 2009. As of March 31, 2011, we had investments in 53 portfolio companies with an aggregate cost of $377.4 million. As of December 31, 2010, we had investments in 48 portfolio companies with an aggregate cost of $324.0 million. As of December 31, 2009, we had investments in 37 portfolio companies with an aggregate cost of $209.9 million. As of December 31, 2008, we had investments in 34 portfolio companies with an aggregate cost of $180.2 million. As of March 31, 2011, December 31, 2010, December 31, 2009, and December 31, 2008, none of our portfolio investments represented greater than 10% of the total fair value of our investment portfolio.

As of March 31, 2011 and December 31, 2010, 2009 and 2008, our investment portfolio consisted of the following investments:

	Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
March 31, 2011:
Subordinated debt, Unitranche and 2nd lien notes	$330,396,564	88%	$322,755,563	84%
Senior debt	8,474,097	2	7,471,522	2
Equity shares	31,202,841	8	45,032,087	12
Equity warrants	6,499,884	2	8,085,358	2
Royalty rights	874,400	—	842,100	—

	$377,447,786	100%	$384,186,630	100%

December 31, 2010:
Subordinated debt, Unitranche and 2nd lien notes	$279,433,775	86%	$270,994,677	83%
Senior debt	8,631,760	3	7,639,159	3
Equity shares	29,115,890	9	38,719,699	12
Equity warrants	5,985,882	2	7,902,458	2
Royalty rights	874,400	—	734,600	—

	$324,041,707	100%	$325,990,593	100%

December 31, 2009:
Subordinated debt, Unitranche and 2nd lien notes	$179,482,425	86%	$166,087,684	83%
Senior debt	11,090,514	5	10,847,886	5
Equity shares	15,778,681	8	17,182,500	9
Equity warrants	2,715,070	1	6,250,600	3
Royalty rights	874,400	—	949,300	—

	$209,941,090	100%	$201,317,970	100%

December 31, 2008:
Subordinated debt and 2nd lien notes	$147,493,871	82%	$143,015,291	79%
Senior debt	16,269,628	9	16,269,628	9
Equity shares	13,684,269	8	17,301,372	9
Equity warrants	1,829,370	1	4,644,600	3
Royalty rights	874,400	—	874,400	—

	$180,151,538	100%	$182,105,291	100%

Investment Activity

During the three months ended March 31, 2011, we made five new investments totaling approximately $51.5 million, debt investments in three existing portfolio companies totaling approximately $16.6 million and two equity investments in existing portfolio companies totaling approximately $0.1 million. We had two portfolio company loans repaid at par totaling approximately $11.5 million and received normal principal repayments and partial loan prepayments totaling approximately $3.4 million in the three months ended March 31, 2011.

During the three months ended March 31, 2010, we made two new investments totaling approximately $11.6 million, one additional debt investment in an existing portfolio company of $2.2 million and four additional equity investments in existing portfolio companies totaling approximately $0.3 million. We sold one equity investment in a portfolio company for approximately $0.2 million, resulting in a realized gain of $0.2 million. We had one portfolio company loan repaid at par in the amount of approximately $2.1 million and received normal principal repayments and partial loan prepayments totaling approximately $4.2 million in the three months ended March 31, 2010.

Total portfolio investment activity for the three months ended March 31, 2011 and 2010 was as follows:

	Three Months Ended March 31,
	2011	2010
Fair value of portfolio, beginning of period	$325,990,593	$201,317,970
New investments	68,275,512	14,143,949
Proceeds from sales of investments	—	(240,000)
Loan origination fees received	(1,466,292)	(301,875)
Principal repayments received	(14,936,864)	(6,280,580)
Payment in kind interest earned	1,942,288	1,216,226
Payment in kind interest payments received	(1,084,795)	(156,710)
Accretion of loan discounts	260,986	117,201
Accretion of deferred loan origination revenue	415,247	215,033
Realized gain on investments	—	199,200
Unrealized gain on investments	4,789,955	246,344

Fair value of portfolio, end of period	$384,186,630	$210,476,758

Weighted average yield on debt investments at end of period(1)	15.2%	14.7%

Weighted average yield on total investments at end of period(1)	13.9%	13.4%

Weighted average yield on total investments at end of period	13.3%	11.8%

(1)	Excludes non-accrual debt investments.

During the year ended December 31, 2010, we made sixteen new investments totaling $140.7 million, additional debt investments in ten existing portfolio companies totaling $32.3 million and five additional equity investments in existing portfolio companies totaling approximately $0.6 million. In addition, we sold three equity investments in portfolio companies for total proceeds of approximately $5.4 million, resulting in realized gains totaling approximately $4.1 million, and converted subordinated debt investments in two portfolio companies to equity, resulting in realized losses totaling approximately $10.4 million. We also sold a convertible note investment in a portfolio company for proceeds of approximately $2.3 million, resulting in a realized gain of approximately $0.9 million. We had nine portfolio company loans repaid at par totaling approximately $43.0 million and received normal principal repayments, partial loan prepayments and PIK interest repayments totaling approximately $7.9 million in the year ended December 31, 2010.

Total portfolio investment activity for the year ended December 31, 2010 was as follows:

Year Ended December 31, 2010
Fair value of portfolio, beginning of period	$201,317,970
New investments	173,581,930
Proceeds from sales of investments	(5,433,709)
Loan origination fees received	(3,351,568)
Principal repayments received	(49,481,126
Payment in kind interest earned	5,979,858
Payment in kind interest payments received	(3,710,551)
Accretion/writeoff of loan discounts	701,268
Accretion of deferred loan origination revenue	1,268,839
Net realized gain (loss) on investments	(5,454,327)
Net unrealized gain (loss) on investments	10,572,009

Fair value of portfolio, end of period	$325,990,593

Weighted average yield on debt investments as of end of period(1)	15.1%

Weighted average yield on total investments as of end of period(1)	13.7%

Weighted average yield on total investments at end of period	12.9%

(1)	Excludes non-accrual debt investments.

During the year ended December 31, 2009, we made seven new investments totaling $43.0 million, additional debt investments in three existing portfolio companies totaling $4.1 million and five additional equity investments in existing portfolio companies totaling approximately $1.4 million. We also sold two investments in portfolio companies for approximately $1.9 million, resulting in realized gains totaling $1.8 million and recognized realized losses related to restructurings of two portfolio companies totaling $1.3 million. We had four portfolio company loans repaid at par in the amount of $13.2 million. In addition, we received normal principal repayments, partial loan prepayments and payment in kind, or PIK, interest repayments totaling approximately $9.2 million in the year ended December 31, 2009.

Total portfolio investment activity for the year ended December 31, 2009 was as follows:

Year Ended December 31, 2009
Fair value of portfolio, January 1, 2009	$182,105,291
New investments	48,475,570
Proceeds from sales of investments	(1,888,384)
Loan origination fees received	(952,500)
Principal repayments received	(19,543,314)
Payment in kind interest earned	5,074,819
Payment in kind interest payments received	(2,909,804)
Accretion/writeoff of loan discounts	421,495
Accretion of deferred loan origination revenue	663,506
Net realized gain on investments	448,164
Net unrealized losses on investments	(10,576,873)

Fair value of portfolio, December 31, 2009	$201,317,970

Weighted average yield on debt investments as of December 31, 2009(1)	14.7%

Weighted average yield on total investments as of December 31, 2009(1)	13.5%

Weighted average yield on total investments as of December 31, 2009	12.5%

(1)	Excludes non-accrual debt investments.

During the year ended December 31, 2008, we made twelve new investments totaling $91.0 million, additional debt investments in an existing portfolio company of $1.9 million and four additional equity investments in existing portfolio companies of approximately $0.2 million. We also sold three investments in portfolio companies for approximately $3.6 million, resulting in realized gains totaling $2.9 million and recognized a realized loss on the writeoff of one investment totaling $1.5 million. We had four portfolio company loans repaid at par in the amount of $12.5 million. In addition, we received normal principal repayments, partial loan prepayments and payment in kind (PIK) interest repayments totaling approximately $6.9 million in the year ended December 31, 2008.

Total portfolio investment activity for the year ended December 31, 2008 was as follows:

Year Ended December 31, 2008
Fair value of portfolio, January 1, 2008	$113,036,240
New investments	93,054,022
Proceeds from sale of investment	(3,631,876)
Loan origination fees received	(1,686,996)
Principal repayments received	(17,336,521)
Payment in kind interest earned	3,761,786
Payment in kind interest payments received	(1,978,498)
Accretion of loan discounts	169,548
Accretion of deferred loan origination revenue	484,664
Realized gains on investments	1,435,608
Unrealized losses on investments	(5,202,686)

Fair value of portfolio, December 31, 2008	$182,105,291

Weighted average yield on debt investments as of December 31, 2008	14.4%

Weighted average yield on total investments as of December 31, 2008	13.2%

Non-Accrual Assets

As of March 31, 2011, the fair value of our non-accrual assets was approximately $7.1 million, which comprised 1.8% of the total fair value of our portfolio, and the cost of our non-accrual assets was approximately $13.9 million, which comprised 3.7% of the total cost of our portfolio. Our non-accrual assets as of March 31, 2011 are as follows:

Gerli and Company

In November 2008, we placed our debt investment in Gerli and Company, or Gerli, on non-accrual status. As a result, under generally accepted accounting principles in the United States, or U.S. GAAP, we no longer recognize interest income on our debt investment in Gerli for financial reporting purposes. During 2008, we recognized an unrealized loss on our debt investment in Gerli of $1.2 million and in the year ended December 31, 2009, we recognized an additional unrealized loss on our debt investment in Gerli of $0.5 million. In the year ended December 31, 2010, we recognized an unrealized gain on our debt investment in Gerli of approximately $0.7 million. During the quarter ended March 31, 2011, we restructured our investment in Gerli. As a result of the restructuring, we received a new note from Gerli with a face amount of $3.0 million and a fair value of approximately $2.3 million and preferred stock with a liquidation preference of $0.4 million. Under the terms of the new note, interest on the note is payable only if Gerli meets certain covenants, which they were not compliant with as of March 31, 2011. As of March 31, 2011, the fair value of our new debt investment in Gerli was $2.3 million.

Fire Sprinkler Systems, Inc.

In October 2008, we placed our debt investment in Fire Sprinkler Systems, Inc., or Fire Sprinkler Systems, on non-accrual status. As a result, under U.S. GAAP, we no longer recognize interest income on our debt investment in Fire Sprinkler Systems for financial reporting purposes. During 2008, we recognized an unrealized loss of $1.3 million on our subordinated note investment in Fire Sprinkler Systems. In each of the years ended December 31, 2009 and 2010, we recognized additional unrealized losses on our debt investment in Fire Sprinkler Systems of $0.3 million. In the quarter ended March 31, 2011, we recorded an additional $0.1 million unrealized loss on our debt investment. As of March 31, 2011, the cost of our debt investment in Fire Sprinkler Systems was $2.8 million and the fair value of such investment was $0.8 million.

American De-Rosa Lamparts, LLC and Hallmark Lighting

In 2008, we recognized an unrealized loss of $1.2 million on our subordinated note investment in American De-Rosa Lamparts, LLC and Hallmark Lighting, or collectively, ADL. This unrealized loss reduced the fair value of our investment in ADL to $6.9 million as of December 31, 2008. Through August 31, 2009, we continued to receive interest payments from ADL in accordance with the loan agreement. In September 2009, we received notification from ADL’s senior lender that ADL was blocked from making interest payments to us. As a result, we placed our investment in ADL on non-accrual status and under U.S. GAAP, we no longer recognize interest income on our investment in ADL for financial reporting purposes. In the year ended December 31, 2009, we recognized an additional unrealized loss on our investment in ADL of $3.2 million and in the first quarter of 2010, we recognized an unrealized gain on our investment in ADL of approximately $0.1 million. In June 2010, we converted approximately $3.0 million of our subordinated debt in ADL to equity as part of a restructuring, resulting in realized loss of approximately $3.0 million. As of March31, 2011, the cost of our investment in ADL was approximately $5.2 million and the fair value of such investment was approximately $4.0 million.

FCL Graphics, Inc. 2nd Lien Note

During the first eight months of 2009, we received cash interest on our 2nd Lien note in FCL Graphics, Inc., or FCL, at the stated contractual rate (20% per annum as of September 30, 2009). In September 2009, FCL did not make the scheduled interest payments on its 2nd Lien notes. As a result, we placed our 2nd Lien note in FCL on non-accrual status and therefore, under U.S. GAAP, we no longer recognized interest income on our 2nd Lien note investment in FCL for financial reporting purposes. In November 2009, we amended the terms of our note with FCL. The terms of the amendment provide for cash interest at a rate of LIBOR plus 250 basis points per annum and PIK interest at a rate of 8% per annum. In addition, we exchanged approximately $0.4 million of unpaid PIK interest on our FCL 2nd Lien note for common equity in FCL Graphics, resulting in a $0.4 million realized loss. While we are currently recognizing cash interest on our 2nd Lien investment in FCL, we have placed the PIK component of this note on non-accrual status. In the year ended December 31, 2009, we recognized an unrealized loss on our 2nd Lien note investment in FCL of approximately $2.2 million and in the year ended December 31, 2010, we recognized an unrealized loss on our 2nd Lien note investment in FCL of approximately $0.8 million. As of March 31, 2011, the cost of our 2nd Lien note investment in FCL was approximately $3.0 million and the fair value of our 2nd Lien note investment in FCL was zero.

Results of Operations

Comparison of three months ended March 31, 2011 and March 31, 2010

Investment Income

For the three months ended March 31, 2011, total investment income was $12.4 million, a 66% increase from $7.5 million of total investment income for the three months ended March 31, 2010. This increase was primarily attributable to a $5.0 million increase in total loan interest, fee and dividend income (including PIK interest income) due to a net increase in our portfolio investments from March 31, 2010, to March 31, 2011, partially offset by a decrease in non-recurring fee income of approximately $0.1 million. Non-recurring fee income was approximately $0.5 million for the three months ended March 31, 2011 as compared to $0.6 million for the three months ended March 31, 2010.

Expenses

For the three months ended March 31, 2011, expenses increased by 27% to $4.7 million from $3.7 million for the three months ended March 31, 2010. The increase in expenses was primarily attributable to a $0.5 million increase in general and administrative expenses as a result of higher salary expenses due to an increase in employees and non-cash compensation expenses. In addition, the increase in expenses was also partially attributable to a $0.2 million increase in amortization of deferred financing fees associated with the early repayment of certain SBA-guaranteed debentures in the first quarter of 2011 and a $0.3 million increase in interest expense related to higher average balances of SBA-guaranteed debentures outstanding during the three months ended March 31, 2011 than in the comparable period in 2010.

Net Investment Income

As a result of the $4.9 million increase in total investment income and the $1.0 million increase in expenses, net investment income increased by 104% to $7.7 million for the three months ended March 31, 2011 as compared to net investment income of $3.8 million for the three months ended March 31, 2010.

Net Increase/Decrease in Net Assets Resulting From Operations

During the three months ended March 31, 2011, we recorded net unrealized appreciation of investments totaling approximately $4.6 million, comprised of unrealized appreciation on 17 investments totaling approximately $7.0 million and unrealized depreciation on 17 investments totaling approximately $2.4 million.

During the three months ended March 31, 2010, we realized a gain on the sale of one non-control/non-affiliate investment of approximately $0.2 million. In addition, during the three months ended March 31, 2010, we recorded net unrealized appreciation of investments totaling approximately $0.2 million, comprised of 1) unrealized appreciation on 15 investments totaling approximately $5.2 million, 2) unrealized depreciation on 11 investments totaling approximately $4.8 million and 3) a $0.2 million unrealized depreciation reclassification adjustment related to the realized gain noted above.

As a result of these events, our net increase in net assets from operations was $12.4 million for the three months ended March 31, 2011 as compared to a net increase in net assets from operations of $4.1 million for the three months ended March 31, 2010.

Comparison of year ended December 31, 2010 and December 31, 2009

Investment Income

For the year ended December 31, 2010, total investment income was $36.0 million, a 30% increase from $27.8 million of total investment income for the year ended December 31, 2009. This increase was primarily attributable to a $7.6 million increase in total loan interest, fee and dividend income and a $0.9 million increase in total PIK interest income due to a net increase in our portfolio investments from December 31, 2009 to December 31, 2010, partially offset by a $0.3 million decrease in interest income from cash and cash equivalent investments due to a decrease in average cash balances in 2010 over 2009 due to the increased deployment of cash for purchases of portfolio investments. Non-recurring fee income was $2.6 million for the year ended December 31, 2010 as compared to $0.8 million for the year ended December 31, 2009.

Expenses

For the year ended December 31, 2010, expenses increased by 15% to $15.8 million from $13.7 million for the year ended December 31, 2009. The increase in expenses was primarily attributable to a $1.2 million increase in general and administrative expenses as a result of higher salary expenses during 2010 due to an increase in employees and non-cash compensation expenses. The increase in expenses was also attributable to a $0.4 million increase in amortization of deferred financing fees associated with the early repayment of certain SBA guaranteed debentures in the third quarter of 2010 and a $0.4 million increase in interest expense as a result of higher average balances of SBA-guaranteed debentures outstanding during the year ended December 31, 2010 than in the same period in 2009.

Net Investment Income

As a result of the $8.2 million increase in total investment income and the $2.1 million increase in expenses, net investment income for the year ended December 31, 2010 was $20.1 million compared to net investment income of $14.0 million during the year ended December 31, 2009.

Net Increase in Net Assets Resulting From Operations

For the year ended December 31, 2010, we realized a gain on the sale of one affiliate investment of approximately $3.6 million, gains on the sales of two non-control/non-affiliate investments totaling approximately $0.5 million, a realized loss on the partial conversion of one non-control/non-affiliate debt investment to equity of approximately $3.0 million, a realized loss on the conversion of one affiliate debt investment to equity of approximately $7.4 million, and a realized gain of $0.9 million on the repayment of a convertible note from another non-control/non-affiliate investment. In addition, during the year ended December 31, 2010, we recorded net unrealized appreciation of investments totaling approximately $10.9 million, comprised of 1) unrealized appreciation on 19 investments totaling approximately $18.6 million,

2) unrealized depreciation on 18 investments totaling approximately $13.9 million and 3) $6.2 million in net unrealized appreciation reclassification adjustments related to the realized gains and realized loss noted above.

For the year ended December 31, 2009, total net realized gains on non-control/non-affiliate investments was approximately $0.4 million, which consisted of realized gains on the sales of two investments totaling approximately $1.8 million, partially offset by realized losses on the restructuring of two other investments totaling approximately $1.3 million. In addition, in the year ended December 31, 2009, we recorded net unrealized depreciation of investments, net of income taxes, in the amount of $10.3 million, comprised primarily of 1) unrealized depreciation on 15 investments totaling approximately $17.4 million, 2) unrealized appreciation, net of tax, on 13 other investments totaling approximately $7.3 million, and 3) net unrealized depreciation reclassification adjustments of approximately $0.2 million related to the realized losses on non-control/non-affiliate investments.

As a result of these events, our net increase in net assets from operations during the year ended December 31, 2010 was $25.4 million as compared to $4.0 million for the year ended December 31, 2009.

Comparison of year ended December 31, 2009 and December 31, 2008

Investment Income

For the year ended December 31, 2009, total investment income was $27.8 million, a 30% increase from $21.4 million of total investment income for the year ended December 31, 2008. This increase was primarily attributable to a $4.8 million increase in total loan interest, fee and dividend income and a $1.3 million increase in total payment in kind interest income due to a net increase in our portfolio investments from December 31, 2008 to December 31, 2009, and a $0.3 million increase in interest income from cash and cash equivalent investments due to an increase in average cash balances in 2009 over the 2008 due to proceeds from our secondary offerings of common stock. Non-recurring fee income was $0.8 million for the year ended December 31, 2009 as compared to $0.7 million for the year ended December 31, 2008.

Expenses

For the year ended December 31, 2009, expenses increased by 28% to $13.7 million from $10.7 million for the year ended December 31, 2008. The increase in expenses was primarily attributable to a $2.7 million increase in interest expense. The increase in interest expense is related to higher average balances of SBA-guaranteed debentures outstanding during the year ended December 31, 2009 than in the comparable period in 2008. In addition, during 2008, a significant portion of our outstanding SBA-guaranteed debentures were bearing interest at interim (pre-pooling) interest rates, which are generally lower than the fixed pooled interest rates. During 2009, these debentures bore interest at the higher fixed rates resulting in increased interest expense.

Net Investment Income

As a result of the $6.4 million increase in total investment income and the $3.0 million increase in expenses, net investment income for the year ended December 31, 2009 was $14.0 million compared to net investment income of $10.6 million during the year ended December 31, 2008.

Net Increase in Net Assets Resulting From Operations

For the year ended December 31, 2009, total net realized gains on non-control/non-affiliate investments was approximately $0.4 million, which consisted of realized gains on the sales of two investments totaling approximately $1.8 million, partially offset by realized losses on the restructuring of two other investments totaling approximately $1.3 million. For the year ended December 31, 2008, total net realized gains on investments totaled approximately $1.4 million. Net realized gain on control investments for the year ended

December 31, 2008 was $2.8 million, which consisted of a realized gain on one investment. For the year ended December 31, 2008, net realized loss on non-control/non-affiliate investments was $1.4 million, which consisted of a realized loss on the writeoff of one investment of $1.5 million and a realized gain on one investment of $0.1 million.

In the year ended December 31, 2009, we recorded net unrealized depreciation of investments, net of income taxes, in the amount of $10.3 million, comprised primarily of unrealized depreciation on 15 investments totaling approximately $17.4 million and unrealized appreciation, net of tax, on 13 other investments totaling approximately $7.3 million. In addition, we recorded net unrealized depreciation reclassification adjustments of approximately $0.2 million related to the realized losses on non-control/non-affiliate investments noted above. In the year ended December 31, 2008, we recorded net unrealized depreciation of investments, net of income taxes, in the amount of $4.3 million, comprised partially of net unrealized depreciation reclassification adjustments of approximately $1.2 million related to the realized gain on control investments and the realized losses on non-control/non-affiliate investments noted above. In addition, in the year ended December 31, 2008, we recorded unrealized appreciation, net of tax, on eleven other investments totaling $5.6 million and unrealized depreciation on 17 investments totaling $8.6 million.

As a result of these events, our net increase in net assets from operations during the year ended December 31, 2009 was $4.0 million as compared to $7.6 million for the year ended December 31, 2008.

Liquidity and Capital Resources

We believe that our current cash and cash equivalents on hand, our available SBA leverage and our anticipated cash flows from operations will be adequate to meet our cash needs for our daily operations for at least the next twelve months.

In the future, depending on the valuation of our SBIC subsidiaries’ assets pursuant to SBA guidelines, our SBIC subsidiaries may be limited by provisions of the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to Triangle Capital Corporation that may be necessary to enable Triangle Capital Corporation to make the minimum required distributions to its stockholders and qualify as a RIC.

Cash Flows

For the three months ended March 31, 2011, we experienced a net increase in cash and cash equivalents in the amount of $18.6 million. During that period, our operating activities used $48.9 million in cash, consisting primarily of new portfolio investments of $68.3 million, partially offset by repayments received from portfolio companies and proceeds from the sale of investments totaling $14.9 million. In addition, financing activities provided $67.5 million of cash, consisting primarily of proceeds from a public stock offering of $63.1 million, borrowings under SBA-guaranteed debentures payable of $21.6 million, offset by cash dividends paid in the amount of $6.7 million, repayments of SBA-guaranteed debentures of $9.5 million and financing fees paid in the amount of $0.5 million. At March 31, 2011, we had $73.4 million of cash and cash equivalents on hand.

For the three months ended March 31, 2010, we experienced a net decrease in cash and cash equivalents in the amount of $11.9 million. During that period, our operating activities used $8.2 million in cash, consisting primarily of new portfolio investments of $14.1 million, partially offset by repayments received from portfolio companies of $6.5 million. In addition, we used $3.7 million of cash in financing activities, consisting primarily of cash dividends paid in the amount of $3.6 million. At March 31, 2010, we had $43.3 million of cash and cash equivalents on hand.

For the year ended December 31, 2010, we experienced a net decrease in cash and cash equivalents in the amount of $0.4 million. During that period, our operating activities used $97.5 million in cash, consisting primarily of new portfolio investments of $173.6 million, partially offset by repayments of loans received and proceeds from sales of investments of $54.9 million. In addition, financing activities provided $97.1 million of cash, consisting primarily of proceeds from a public stock offering of $41.2 million, borrowings under SBA guaranteed debentures payable of $102.8 million, offset by cash dividends paid in the amount of $20.9 million, repayments of SBA guaranteed debentures of $22.3 million and financing fees paid in the amount of $3.5 million. At December 31, 2010, we had $54.8 million of cash and cash equivalents on hand.

For the year ended December 31, 2009, we experienced a net increase in cash and cash equivalents in the amount of $28.0 million. During that period, our operating activities used $13.4 million in cash, consisting primarily of new portfolio investments of $48.5 million, partially offset by net investment income of $14.0 million and repayments of loans received and proceeds from sales of investments of $21.4 million. We generated $41.4 million of cash from financing activities, consisting of proceeds from public offerings of $47.3 million and proceeds from borrowings under SBA guaranteed debentures payable of $6.8 million, offset by financing fees paid of $0.4 million and cash dividends paid of $12.3 million. At December 31, 2009, we had $55.2 million of cash and cash equivalents on hand.

For the year ended December 31, 2008, we experienced a net increase in cash and cash equivalents in the amount of $5.4 million. During that period, our operating activities used $60.6 million in cash, consisting primarily of new portfolio investments of $93.1 million, partially offset by repayments of loans received and proceeds from sales of investments of $21.0 million. We generated $66.1 million of cash from financing activities, consisting of proceeds from borrowings under SBA guaranteed debentures payable of $78.1 million, offset by financing fees paid of $2.8 million and cash dividends paid of $9.2 million. At December 31, 2008, we had $27.2 million of cash and cash equivalents on hand.

Financing Transactions

Due to Triangle SBIC and Triangle SBIC II’s status as licensed SBICs, Triangle SBIC and Triangle SBIC II have the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the Small Business Investment Act and the SBA rules applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time debentures guaranteed by the SBA up to two times (and in certain cases, up to three times) the amount of its regulatory capital, which generally is the amount raised from private investors. The maximum statutory limit on the dollar amount of outstanding debentures guaranteed by the SBA issued by a single SBIC is currently $150.0 million and by a group of SBICs under common control is $225.0 million. Debentures guaranteed by the SBA have a maturity of ten years, with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time. Debentures issued prior to September 2006, were subject to pre-payment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006.

As of March 31, 2011, Triangle SBIC has issued $140.5 million of SBA-guaranteed debentures and has the current capacity to issue up to the statutory maximum of $150.0 million, subject to SBA approval. As of March 31, 2011, Triangle SBIC II has issued $75.0 million in face amount of SBA-guaranteed debentures. In addition to the one-time 1.0% reservation fee on the total leverage commitment from the SBA, the Company also pays a one-time 2.425% fee on the amount of each debenture issued (2.0% for SBA LMI debentures). These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. The weighted average interest rate for all SBA-guaranteed debentures as of March 31, 2011 was 4.80%. The weighted average interest rate as of March 31, 2011 included $205.0 million of pooled SBA-guaranteed debentures with a weighted average fixed interest rate of 4.97% and $9.6 million of unpooled SBA-guaranteed debentures with a weighted average interim interest rate of 1.29%.

Distributions to Stockholders

We have elected to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” and intend to make the required distributions to our stockholders as specified therein. In order to qualify as a RIC and to obtain RIC tax benefits, we must meet certain minimum distribution, source-of-

income and asset diversification requirements. If such requirements are met, then we are generally required to pay income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively) and certain built-in gains. We met our minimum distribution requirements for 2010, 2009, 2008 and 2007 and continually monitor our distribution requirements with the goal of ensuring compliance with the Code.

The minimum distribution requirements applicable to RICs require us to distribute to our stockholders each year at least 90% of our investment company taxable income, or ICTI, as defined by the Code. Depending on the level of ICTI earned in a tax year, we may choose to carry forward ICTI in excess of current year distributions into the next tax year and pay a 4% excise tax on such excess. Any such carryover ICTI must be distributed before the end of the next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. We may be required to recognize ICTI in certain circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments issued with warrants), we must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in ICTI other amounts that we have not yet received in cash, such as 1) PIK interest income and 2) interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in our ICTI for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the minimum distribution requirements, even though we will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

Current Market Conditions

Beginning in 2008, the debt and equity capital markets in the United States were severely impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated bank loan market, among other factors. These events, along with the deterioration of the housing market, led to an economic recession in the U.S. and abroad. Banks, investment companies and others in the financial services industry reported significant write-downs in the fair value of their assets, which led to the failure of a number of banks and investment companies, a number of distressed mergers and acquisitions, the government take-over of the nation’s two largest government-sponsored mortgage companies, the passage of the $700 billion Emergency Economic Stabilization Act of 2008 in October 2008 and the passage of the American Recovery and Reinvestment Act of 2009, or the Stimulus Bill, in February 2009. These events significantly impacted the financial and credit markets and reduced the availability of debt and equity capital for the market as a whole, and for financial firms in particular. Notwithstanding recent gains across both the equity and debt markets, these conditions may reoccur in the future and could then continue for a prolonged period of time. Although we have been able to secure access to additional liquidity, including our recent public stock offering, and increased leverage available through the SBIC program as a result of the Stimulus Bill, there is no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

Recent Developments

In April 2011, the Company invested $5.0 million in The Main Resource, or TMR, consisting of subordinated debt with warrants. TMR is a supplier of aftermarket automotive parts. Under the terms of the investments, TMR will pay interest on the subordinated debt at a rate of 14.0% per annum.

In April 2011, the Company invested $4.0 million in subordinated debt, $1.0 million in junior subordinated debt with warrants and $0.3 million in equity of Main Street Gourmet, or MSG. MSG is a provider of bakery items primarily for retail and foodservice companies. Under the terms of the investments, MSG will pay interest on the subordinated debt and junior subordinated debt at a rate of 16.5% and 10%, respectively, per annum.

In May 2011, we recognized a realized gain of approximately $12.2 million related to the sale of certain assets of Fischbein, LLC.

In May 2011, we entered into an agreement for a three-year senior secured credit facility with an initial committed amount of $50.0 million. The Credit Facility has an accordion feature which allows for an increase in the total loan size up to $90.0 million. The Credit Facility is scheduled to mature on May 8, 2014 and is subject to two one-year extension options bringing the total potential commitment and funding period to five years from closing. Branch Banking and Trust Company acts as the agent for the Facility and BB&T Capital Markets and Fifth Third Bank acted as joint lead arrangers for the Credit Facility.

In June 2011, the Company invested $8.0 million in senior subordinated debt of PowerDirect Marketing, LLC (“PowerDirect”). PowerDirect is a leader in integrated front door marketing services and also designs and manages cost-effective energy efficiency programs across the U.S. Under the terms of the investment, Power Direct will pay interest on the senior subordinated debt at a rate of 15.0% per annum.

Critical Accounting Policies and Use of Estimates

The preparation of our financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods covered by such financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. On an on-going basis, we evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We have established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring (quarterly) basis in accordance with FASB Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820. ASC Topic 820 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. As discussed below, we have engaged an independent valuation firm to assist us in our valuation process.

ASC Topic 820 clarifies that the exchange price is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. ASC Topic 820 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, ASC Topic 820 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Our investment portfolio is comprised of debt and equity instruments of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, we value all of our investments at fair value, as determined in good faith by our Board of Directors, using Level 3 inputs, as further described below. Due to the inherent uncertainty in the valuation process, our Board of Directors’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by our Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security.

We evaluate the investments in portfolio companies using the most recently available portfolio company financial statements and forecasts. We also consult with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues. Additionally, we consider some or all of the following factors:

•	financial standing of the issuer of the security;

•	comparison of the business and financial plan of the issuer with actual results;

•	the size of the security held as it relates to the liquidity of the market for such security;

•	pending public offering of common stock by the issuer of the security;

•	pending reorganization activity affecting the issuer, such as merger or debt restructuring;

•	ability of the issuer to obtain needed financing;

•	changes in the economy affecting the issuer;

•	financial statements and reports from portfolio company senior management and ownership;

•	the type of security, the security’s cost at the date of purchase and any contractual restrictions on the disposition of the security;

•	discount from market value of unrestricted securities of the same class at the time of purchase;

•	special reports prepared by analysts;

•	information as to any transactions or offers with respect to the security and/or sales to third parties of similar securities;

•	the issuer’s ability to make payments and the type of collateral;

•	the current and forecasted earnings of the issuer;

•	statistical ratios compared to lending standards and to other similar securities; and

•	other pertinent factors.

In making the good faith determination of the value of debt securities, we start with the cost basis of the security, which includes the amortized original issue discount, and PIK interest, if any. We also use a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. The risk rating system covers both qualitative and quantitative aspects of the business and the securities held. In valuing debt securities, management utilizes an “income approach” model that considers factors including, but not limited to, (i) the portfolio investment’s current risk rating, (ii) the portfolio company’s current trailing twelve months’, or TTM, results of operations as compared to the portfolio company’s TTM results of operations as of the date the investment was made and the portfolio company’s anticipated results for the next twelve months of operations, (iii) the portfolio company’s current leverage as compared to its leverage as of the date the investment was made, (iv) publicly available information regarding current pricing and credit metrics for similar proposed and executed investment transactions of private companies and (v) when management believes a relevant comparison exists, current pricing and credit metrics for similar proposed and executed investment transactions of publicly traded debt.

In valuing equity securities of private companies, we consider valuation methodologies consistent with industry practice, including but not limited to (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) publicly available information regarding the valuation of the securities based on recent sales in comparable transactions of private companies and (iii) when management believes there are comparable companies that are publicly traded, a review of these publicly traded companies and the market multiple of their equity securities.

Duff & Phelps, LLC, or Duff & Phelps, an independent valuation firm, provides third party valuation consulting services to us, which consist of certain limited procedures that we identified and requested Duff & Phelps to perform (hereinafter referred to as the “procedures”). We generally request Duff & Phelps to perform the procedures on each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In addition, we generally request Duff & Phelps to perform the procedures on a portfolio company when there has been a significant change in the fair value of the investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders’ best interest, to request Duff & Phelps to perform the procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in the portfolio company is determined to be insignificant relative to our total investment portfolio.

The total number of investments and the percentage of our portfolio that we asked Duff & Phelps to perform such procedures on are summarized below by period:

For the Quarter Ended:	Total Companies	Percent of Total Investments at Fair Value(1)
March 31, 2008	6	35%
June 30, 2008	5	18%
September 30, 2008	8	29%
December 31, 2008	8	34%
March 31, 2009	7	26%
June 30, 2009	6	20%
September 30, 2009	7	24%
December 31, 2009	8	40%
March 31, 2010	7	25%
June 30, 2010	8	29%
September 30, 2010	8	26%
December 31, 2010	9	29%
March 31, 2011	11	34%

(1)	Exclusive of the fair value of new investments made during the quarter.

Upon completion of the procedures, Duff & Phelps concluded that the fair value, as determined by the Board of Directors, of those investments subjected to the procedures did not appear to be unreasonable. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. We write off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recorded on the ex-dividend date.

Fee Income

Loan origination, facility, commitment, consent and other advance fees received in connection with the origination of a loan are recorded as deferred income and recognized as income over the term of the loan. Loan prepayment penalties and loan amendment fees are recorded into income when received. Any previously deferred fees are immediately recorded into income upon prepayment of the related loan.

Payment-in-Kind Interest (PIK)

We currently hold, and we expect to hold in the future, some loans in our portfolio that contain a PIK interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is periodically added to the principal balance of the loan, rather than being paid to us in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment.

To maintain our status as a RIC, this non-cash source of income may need to be paid out to stockholders in the form of dividends, even though we have not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status and will generally cease recognizing PIK interest income on that loan for financial reporting purposes until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. We write off any previously accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible.

We may have to include in our taxable income, or ICTI, PIK interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. As a result, we may be required to make a distribution to our stockholders in order to satisfy the minimum distribution requirements, even though we will not have received and may not ever receive any corresponding cash amount.

Recently Issued Accounting Standards

In January 2010, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update No. 2010-06, Fair Value Measurements and Disclosures, or Topic 820. This update improves disclosure requirements related to Fair Value Measurements and Disclosures-Overall Subtopic, or Subtopic 820-10, of the FASB Standards Codification. These improved disclosure requirements will provide a greater level of disaggregated information and more robust disclosures about valuation techniques and inputs to fair value measurements. We adopted these changes beginning with its financial statements for the quarter ended March 31, 2010. The adoption of these changes did not have a material impact on our financial position or results of operations.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements.

Quantitative and Qualitative Disclosures About Market Risk.

The recent economic recession may continue to impact the broader financial and credit markets and may continue to reduce the availability of debt and equity capital for the market as a whole and financial firms in particular. This reduction in spending has had an adverse effect on a number of the industries in which some of our portfolio companies operate, and on certain of our portfolio companies as well.

During 2009, we experienced write-downs in our portfolio, several of which were due to declines in the operating performance of certain portfolio companies. During 2010, we experienced a $10.9 million increase in the fair value of our investment portfolio related to unrealized appreciation of investments and in the first quarter of 2011, we experienced a $4.6 million increase in the fair value of our investment portfolio related to unrealized appreciation of investments.

As of March 31, 2011, the fair value of our non-accrual assets was approximately $7.1 million, which comprised approximately 1.8% of the total fair value of our portfolio, and the cost of our non-accrual assets was approximately $13.9 million, or 3.7% of the total cost of our portfolio. In addition to these non-accrual assets, as of March 31, 2011, we had, on a fair value basis, approximately $10.1 million of debt investments, or 2.6% of the total fair value of our portfolio, which were current with respect to scheduled principal and interest payments, but which were carried at less than cost. The cost of these assets as of March 31, 2011 was approximately $11.9 million, or 3.1% of the total cost of our portfolio.

While the equity and debt markets have recently improved, these stressed conditions may continue for a prolonged period of time or worsen in the future. In the event that the economy deteriorates further, the financial position and results of operations of certain of the middle-market companies in our portfolio could be further affected adversely, which ultimately could lead to difficulty in our portfolio companies meeting debt service requirements and lead to an increase in defaults. There can be no assurance that the performance of our portfolio companies will not be further impacted by economic conditions, which could have a negative impact on our future results.

In addition, we are subject to interest rate risk. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net interest income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio. Our investment income is affected by fluctuations in various interest rates, including LIBOR and prime rates. We regularly measure exposure to interest rate risk and determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. As of March 31, 2011, we were not a party to any hedging arrangements.

As of March 31, 2011, approximately 96.7%, or $327.7 million of our debt portfolio investments bore interest at fixed rates and approximately 3.3%, or $11.2 million of our debt portfolio investments bore interest at variable rates, which are either Prime-based or LIBOR-based. A 200 basis point increase or decrease in the interest rates on our variable-rate debt investments would increase or decrease, as applicable, our investment income by approximately $0.2 million on an annual basis. All of our pooled SBA-guaranteed debentures bear interest at fixed rates.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by our investment portfolio.

Related Party Transactions

During the three years ending December 31, 2010 and the quarter ended March 31, 2011, there were no related party transactions between Triangle Capital Corporation and any of its subsidiaries.

Contractual Obligations

As of December 31, 2010, our future fixed commitments for cash payments are as follows:

	Total	2011	2012 to 2013	2014 to 2015	2016 and Thereafter
SBA guaranteed debentures payable	$202,464,866	$—	$—	$9,500,000	$192,964,866
Interest due on SBA guaranteed debentures payable(1)	58,922,193	7,317,093	14,395,178	14,375,485	22,834,437
Unused commitments to extend credit(2)	5,100,000	5,100,000	—	—	—
Operating lease payments(3)	883,704	287,805	595,899	—	—

Total	$267,370,763	$12,704,898	$14,991,077	$23,875,485	$215,799,303

(1)	As of December 31, 2010 we had $63.4 million of un-pooled SBA guaranteed debentures payable. Because these debentures are un-pooled we do not have a fixed interest rate on the debentures at this time. As a result, we have not included any estimated interest for the $63.4 million in un-pooled debentures as interest due on the SBA guaranteed debentures payable in this table.

(2)	We have a commitment to extend credit, in the form of loans and additional equity contributions, to one of our portfolio companies which is undrawn as of December 31, 2010. Since this commitment may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements, however we have chosen to present the amount of this unused commitment as an obligation in this table.

(3)	We lease our corporate office facility under an operating lease that terminates on December 31, 2013. We believe that our existing facilities will be adequate to meet our needs at least through 2011, and that we will be able to obtain additional space when, where and as needed on acceptable terms.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of December 31, 2010 and for the years indicated in the table, unless otherwise noted. Ernst &Young LLP’s report on the senior securities table as of December 31, 2010 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage per Unit(b)	Involuntary Liquidating Preference per Unit(c)	Average Market Value per Unit(d)
	(Dollars in thousands)
SBA guaranteed debentures payable
2003	$—	—	—	N/A
2004	17,700	1,283	—	N/A
2005	31,800	1,357	—	N/A
2006	31,800	1,791	—	N/A
2007	37,010	3,526	—	N/A
2008	115,110	1,794	—	N/A
2009	121,910	2,059	—	N/A
2010	202,465	1,891	—	N/A

(a)	Total amount of each class of senior securities outstanding at the end of the period presented.

(b)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(c)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(d)	Not applicable because senior securities are not registered for public trading.

BUSINESS

Triangle Capital Corporation is a specialty finance company that provides customized financing to lower middle market companies located throughout the United States. Our goal is to be the premier provider of capital to these companies. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. Our investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in subordinated debt securities secured by second lien security interests in portfolio company assets, coupled with equity interests. On a more limited basis, we also invest in senior debt securities secured by first lien security interests in portfolio companies.

We focus on investments in companies with a history of generating revenues and positive cash flow, an established market position and a proven management team with a strong operating discipline. Our target portfolio company has annual revenues between $20.0 and $100.0 million and EBITDA between $3.0 and $20.0 million. We believe that these companies have less access to capital and that the market for such capital is underserved relative to larger companies. Companies of this size are generally privately held and are less well known to traditional capital sources such as commercial and investment banks.

Our investments generally range from $5.0 to $15.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments. We are continuing to operate Triangle SBIC and Triangle SBIC II as SBICs and to utilize the proceeds of the sale of SBA guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders. As of March 31, 2011, we had investments in 53 portfolio companies, with an aggregate cost of $377.4 million.

Our Business Strategy

We seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments by:

•

Focusing on Underserved Markets.    We believe that broad-based consolidation in the financial services industry coupled with operating margin and growth pressures have caused financial institutions to de-emphasize services to lower middle market companies in favor of larger corporate clients and capital market transactions. We believe these dynamics have resulted in the financing market for lower middle market companies to be underserved, providing us with greater investment opportunities.

•

Providing Customized Financing Solutions.    We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Typically we invest in subordinated debt securities, coupled with equity interests. We believe our ability to customize financing arrangements makes us an attractive partner to lower middle market companies.

•

Leveraging the Experience of Our Management Team.    Our senior management team has extensive experience advising, investing in, lending to and operating companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at investment banks, commercial banks, and privately and publicly held companies in the capacity of executive officers. We believe this diverse experience provides us with an in depth understanding of the strategic, financial and operational challenges and opportunities of lower middle market companies. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•

Applying Rigorous Underwriting Policies and Active Portfolio Management.    Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, which we believe allows us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. We analyze and discuss in detail the company’s financial performance with management in addition to participating in regular board of directors meetings. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•

Taking Advantage of Low Cost Debentures Guaranteed by the SBA.    Our SBIC subsidiaries’ licenses to do business as SBICs allow us to issue fixed-rate, low interest debentures which are guaranteed by the SBA and sold in the capital markets, potentially allowing us to increase our net interest income beyond the levels achievable by other BDCs utilizing traditional leverage.

•

Maintaining Portfolio Diversification.    While we focus our investments in lower middle market companies, we seek to invest across various industries. We monitor our investment portfolio to ensure we have acceptable industry balance, using industry and market metrics as key indicators. By monitoring our investment portfolio for industry balance we seek to reduce the effects of economic downturns associated with any particular industry or market sector. However, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.

•

Utilizing Long-Standing Relationships to Source Deals.    Our senior management team maintains extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.

Our Investment Criteria

We utilize the following criteria and guidelines in evaluating investment opportunities. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

•

Established Companies With Positive Cash Flow.    We seek to invest in established companies with a history of generating revenues and positive cash flows. We typically focus on companies with a history of profitability and minimum trailing twelve month EBITDA of $3.0 million. We generally do not invest in start-up companies, distressed situations, “turn-around” situations or companies that we believe have unproven business plans.

•

Experienced Management Teams With Meaningful Equity Ownership.    Based on our prior investment experience, we believe that a management team with significant experience with a portfolio company or relevant industry experience and meaningful equity ownership is more committed to a portfolio company. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•

Strong Competitive Position.    We seek to invest in companies that have developed strong positions within their respective markets, are well positioned to capitalize on growth opportunities and compete in industries with barriers to entry. We also seek to invest in companies that exhibit a competitive advantage, which may help to protect their market position and profitability.

•

Varied Customer and Supplier Base.    We prefer to invest in companies that have a varied customer and supplier base. Companies with a varied customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

•

Significant Invested Capital.    We believe the existence of significant underlying equity value provides important support to investments. We will look for portfolio companies that we believe have sufficient value beyond the layer of the capital structure in which we invest.

Investments

Debt Investments

We tailor the terms of our debt investments to the facts and circumstances of each transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. To that end, we typically seek board observation rights with each of our portfolio companies and offer managerial assistance. We also seek to limit the downside risks of our investments by negotiating covenants that are designed to protect our investments while affording our portfolio companies as much flexibility in managing their businesses as possible. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and put rights. We typically add a prepayment penalty structure to enhance our total return on our investments.

We primarily invest in subordinated notes and invest in senior secured debt on a more limited basis. Subordinated notes are junior to senior secured debt. Our subordinated debt investments and senior secured debt investments generally have terms of three to seven years. Our subordinated debt investments generally provide for fixed interest rates between 12.0% and 17.0% per annum and our senior secured debt investments generally provide for variable interest at rates ranging from LIBOR plus 350 basis points to LIBOR plus 950 basis points per annum. Our subordinated note investments generally are secured by a second priority security interest in the assets of the borrower and generally include an equity component, such as warrants to purchase common stock in the portfolio company. In addition, certain loan investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at the end of the term, referred to as payment-in-kind, or PIK interest. In our negotiations with potential portfolio companies we generally seek to minimize PIK interest as we have to pay out such accrued interest as distributions to our stockholders, and we may have to borrow money or raise additional capital in order to meet the requirement of having to pay out at least 90.0% of our taxable income to continue to qualify as a Regulated Investment Company, or RIC, for U.S. federal income tax purposes. At March 31, 2011, the weighted average yield on our outstanding debt investments other than non-accrual debt investments (including PIK interest) was approximately 15.2%. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments but excluding non-accrual debt investments) was approximately 13.9% as of March 31, 2011. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments and non-accrual debt investments) was approximately 13.3% as of March 31, 2011.

An SBIC may make investments in the form of straight loans (“Loans”), debt with equity features (“Debt Securities”), or equity securities. Loans and Debt Securities must be issued for a term of not less than one year (except for bridge loans in anticipation of a permanent financing in which the SBIC intends to participate, or to protect its prior investment) and must have amortization not exceeding “straight line”. The permissible interest rate on straight Loans is the higher of (i) 19%, or (ii) 11% over the higher of the SBIC’s weighted cost of Debenture Leverage or the current Debenture Rate. For Debt Securities, the permitted rate is the higher of (i) 14%, or (ii) 6% over the higher of the SBIC’s weighted cost of Debenture Leverage or the current Debenture Rate. If a financing is in default, these maximums may increase by up to 7%. Regulations define an SBIC’s weighted cost of Debenture Leverage and describe the permitted rate when more than one SBIC participates in the financing.

Equity Investments

When we provide financing, we may acquire equity interests in the portfolio company. We generally seek to structure our equity investments as non-control investments to provide us with minority rights and event-driven or time-driven puts. We also seek to obtain registration rights in connection with these investments, which may include demand and “piggyback” registration rights, board seats and board observation rights. Our investments have in the past and may in the future contain a synthetic equity position pursuant to a formula typically setting forth royalty rights we may exercise in accordance with such formula.

Investment Process

Triangle Capital Corporation has an investment committee that is responsible for all aspects of our investment process relating to investments made by Triangle Capital Corporation or any of its subsidiaries, other than investments made by Triangle SBIC and Triangle SBIC II. The members of the Triangle Capital Corporation investment committee are Messrs. Garland S. Tucker III, Brent P.W. Burgess, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, Cary B. Nordan and David F. Parker.

Triangle SBIC has an investment committee that is responsible for all aspects of our investment process relating to investments made by Triangle SBIC. The members of the Triangle SBIC investment committee are Messrs. Garland S. Tucker III, Brent P.W. Burgess, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, Cary B. Nordan and David F. Parker. Triangle SBIC II has an investment committee that is responsible for all aspects of our investment process relating to investments made by Triangle SBIC II. The members of Triangle SBIC II’s investment committee are Messrs. Garland S. Tucker, III, Brent P.W. Burgess, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, and Cary B. Nordan. For purposes of the discussion herein, any reference to the “investment committee” refers to the investment committee of Triangle Capital Corporation, the investment committee of Triangle SBIC and the investment committee of Triangle SBIC II. Our investment committee meets once a week but also meets on an as needed basis depending on transaction volume. Our investment committee has organized our investment process into five distinct stages:

•	Origination

•	Due Diligence and Underwriting

•	Approval

•	Documentation and Closing

•	Portfolio Management and Investment Monitoring

Our investment process is summarized in the following chart:

Origination

The origination process for our investments includes sourcing, screening, preliminary due diligence, transaction structuring, and negotiation. Our investment professionals utilize their extensive relationships with various financial sponsors, entrepreneurs, attorneys, accountants, investment bankers and other non-bank providers of capital to source transactions with prospective portfolio companies.

If a transaction meets our investment criteria, we perform preliminary due diligence, taking into consideration some or all of the following factors:

•	A comprehensive financial model that we prepare based on quantitative analysis of historical financial performance, financial projections and pro forma financial ratios assuming investment;

•	Competitive landscape surrounding the potential investment;

•	Strengths and weaknesses of the potential investment’s business strategy and industry;

•	Results of a broad qualitative analysis of the company’s products or services, market position, market dynamics and customers and suppliers; and

•	Potential investment structures, certain financing ratios and investment pricing terms.

If the results of our preliminary due diligence are satisfactory, the origination team prepares a Summary Transaction Memorandum which is presented to our investment committee. If our investment committee recommends moving forward, we issue a non-binding term sheet to the potential portfolio company. Upon execution of a term sheet, we begin our formal due diligence and underwriting process as we move toward investment approval.

Due Diligence and Underwriting

Our due diligence on a prospective investment is completed by a minimum of two investment professionals, which we define as the “underwriting team.” The members of the underwriting team work together to conduct due diligence and to understand the relationships among the prospective portfolio company’s business plan, operations and financial performance through various methods, including, among others, on-site visits with management, in-depth review of historical and projected financial data, interviews with customers and suppliers, management background checks, third-party accounting reports and review of any material contracts.

In most circumstances, we utilize outside experts to review the legal affairs, accounting systems and, where appropriate, we engage specialists to investigate issues like environmental matters and general industry outlooks. During the underwriting process, significant attention is given to sensitivity analyses and how companies might be expected to perform in a protracted “downside” operating environment. In addition, we analyze key financing ratios and other industry metrics, including total debt to EBITDA, EBITDA to fixed charges, EBITDA to total interest expense, total debt to total capitalization and total senior debt to total capitalization.

Upon completion of a satisfactory due diligence review and as part of our evaluation of a proposed investment, the underwriting team prepares an Investment Memorandum for presentation to our investment committee. The Investment Memorandum includes information about the potential portfolio company such as its history, business strategy, potential strengths and risks involved, analysis of key customers and suppliers, third party consultant findings, expected returns on investment structure, anticipated sources of repayment and exit strategies, analysis of historical financials, and potential capitalization and ownership.

Approval

The underwriting team for the proposed investment presents the Investment Memorandum to our investment committee for consideration and approval. After reviewing the Investment Memorandum, members of the investment committee may request additional due diligence or modify the proposed financing structure or terms of the proposed investment. Before we proceed with any investment, the investment committee must approve the proposed investment. Upon receipt of transaction approval, the underwriting team proceeds to document the transaction.

Documentation and Closing

The underwriting team is responsible for all documentation related to investment closings. In addition, we rely on law firms with whom we have worked on multiple transactions to help us complete the necessary documentation associated with transaction closings. If a transaction changes materially from what was originally approved by the investment committee, the underwriting team requests a formal meeting of the investment committee to communicate the contemplated changes. The investment committee has the right to approve the amended transaction structure, to suggest alternative structures or not to approve the contemplated changes.

Portfolio Management and Investment Monitoring

Our investment professionals generally employ several methods of evaluating and monitoring the performance of our portfolio companies, which, depending on the particular investment, may include the following specific processes, procedures and reports:

•	Monthly and quarterly review of actual financial performance versus the corresponding period of the prior year and financial projections;

•	Monthly and quarterly monitoring of all financial and other covenants;

•	Review of senior lender loan compliance certificates, where applicable;

•	Quarterly review of operating results, and general business performance, including the preparation of a portfolio monitoring report which is distributed to members of our investment committee;

•	Periodic face-to-face meetings with management teams and financial sponsors of portfolio companies;

•	Attendance at portfolio company board meetings through board seats or observation rights; and

•	Application of our investment rating system to each investment.

In the event that our investment committee determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we undertake more aggressive monitoring of the affected portfolio company. The level of monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.

Investment Rating System

We monitor a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We generally require our portfolio companies to have annual financial audits in addition to monthly and quarterly unaudited financial statements. Using these statements, we calculate and evaluate certain financing ratios. For purposes of analyzing the financial performance of our portfolio companies, we may make certain adjustments to their financial statements to reflect the pro forma results of the portfolio company consistent with a change of control transaction, to reflect anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, and other acquisition or restructuring related items.

As part of our valuation procedures we assign an investment rating to all of our investments in debt securities. Our investment rating system uses a scale of 0 to 10, with 10 being the lowest probability of default and principal loss. This system is used to estimate the probability of default on our debt securities and the probability of loss if there is a default. The system is also used to assist us in estimating the fair value of equity related securities. These types of systems are referred to as risk rating systems and are also used by banks and rating agencies. Our risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

Each portfolio company debt investment is rated based upon the following numeric investment rating system:

Investment Rating	Description
10	Investment is performing above original expectations and possibly 30.0% or more above original projections provided by the portfolio company. Investment has been positively influenced by an unforeseen external event. Full return of principal and interest is expected. Capital gain is expected.
9	Investment is performing above original expectations and possibly 30.0% or more above original projections provided by the portfolio company. Investment may have been or is soon to be positively influenced by an unforeseen external event. Full return of principal and interest is expected. Capital gain is expected.
8	Investment is performing above original expectations and possibly 21.0% to 30.0% above original projections provided by the portfolio company. Full return of principal and interest is expected. Capital gain is expected.
7	Investment is performing above original expectations and possibly 11.0% to 20.0% above original projections provided by the portfolio company. Full return of principal and interest is expected. Depending on age of transaction, potential for capital gain exists.
6	Investment is performing above original expectations and possibly 5.0% to 10.0% above original projections provided by the portfolio company. Full return of principal and interest is expected. Depending on age of transaction, potential for capital gain exists.
5	Investment is performing in line with expectations. Full return of principal and interest is expected. Depending on age of transaction, potential for nominal capital gain may be expected.
4	Investment is performing below expectations, but no covenant defaults have occurred. Full return of principal and interest is expected. Little to no capital gain is expected.
3	Investment is in default of transaction covenants but interest payments are current. No loss of principal is expected.
2	Investment is in default of transaction covenants and interest (and possibly principal) payments are not current. A principal loss of between 1.0% and 33.0% is expected.
1	Investment is in default of transaction covenants and interest (and possibly principal) payments are not current. A principal loss of between 34.0% and 67.0% is expected.
0	Investment is in default and a principal loss of between 68.0% and 100.0% is expected.

Valuation Process and Determination of Net Asset Value

Valuation Process

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments. We have established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring (quarterly) basis in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures. ASC Topic 820 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. As discussed below, we have engaged an independent valuation firm to assist us in our valuation process.

ASC Topic 820 clarifies that the exchange price is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. ASC Topic 820 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, ASC Topic 820 provides a framework for measuring fair value, and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. We invest primarily in debt and equity instruments of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, we value all of our investments at fair value, as determined in good faith by our Board of Directors, using Level 3 inputs, as further described below. Due to the inherent uncertainty in the valuation process, our Board of Directors’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors — Risks Relating to Our Business and Structure — Our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.”

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by our Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security.

We evaluate the investments in portfolio companies using the most recent portfolio company financial statements and forecasts. We also consult with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues. Additionally, we consider some or all of the following factors:

•	financial standing of the issuer of the security;

•	comparison of the business and financial plan of the issuer with actual results;

•	the size of the security held as it relates to the liquidity of the market for such security;

•	pending public offering of common stock by the issuer of the security;

•	pending reorganization activity affecting the issuer, such as merger or debt restructuring;

•	ability of the issuer to obtain needed financing;

•	changes in the economy affecting the issuer;

•	financial statements and reports from portfolio company senior management and ownership;

•	the type of security, the security’s cost at the date of purchase and any contractual restrictions on the disposition of the security;

•	discount from market value of unrestricted securities of the same class at the time of purchase;

•	special reports prepared by analysts;

•	information as to any transactions or offers with respect to the security and/or sales to third parties of similar securities;

•	the issuer’s ability to make payments and the type of collateral securing the investment;

•	the current and forecasted earnings of the issuer;

•	statistical ratios compared to lending standards and to other similar securities; and

•	other pertinent factors.

In making the good faith determination of the value of debt securities, we start with the cost basis of the security, which includes any unamortized original issue discount, unamortized loan origination fees, and payment-in-kind (PIK) interest, if any. We also use the risk rating system discussed above under “Investment Rating System” to estimate the probability of default on the debt securities and the probability of loss if there is a default. The risk rating system covers both qualitative and quantitative aspects of the business and the securities held. In valuing debt securities, we utilize an “income approach” model that considers factors including, but not limited to, (i) the portfolio investment’s current risk rating, (ii) the portfolio company’s current trailing twelve months’, or TTM, results of operations as compared to the portfolio company’s TTM results of operations as of the date the investment was made and the portfolio company’s anticipated results for the next twelve months of operations; (iii) the portfolio company’s current leverage as compared to its leverage as of the date the investment was made, (iv) publicly available information regarding current pricing and credit metrics for similar proposed and executed investment transactions of private companies and (v) when management believes a relevant comparison exists, current pricing and credit metrics for similar proposed and executed investment transactions of publicly traded debt.

In valuing equity securities of private companies, we consider valuation methodologies consistent with industry practice, including but not limited to (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on publicly available information regarding recent sales in comparable transactions of private companies and (iii) when management believes there are comparable companies that are publicly traded, a review of these publicly traded companies and the market multiple of their equity securities.

Unrealized appreciation or depreciation on portfolio investments are recorded as increases or decreases in investments on the balance sheets and are separately reflected on the statements of operations in determining net increase or decrease in net assets resulting from operations.

Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. In addition, the SBA has established certain valuation guidelines for SBICs to follow when valuing portfolio investments.

Duff & Phelps, an independent valuation firm, provides third party valuation consulting services to us, which consist of certain limited procedures that we identified and requested Duff & Phelps to perform (hereinafter referred to as the “procedures”). We generally request Duff & Phelps to perform the procedures on each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In addition, we generally request Duff & Phelps to perform the procedures on a portfolio company when there has been a significant change in the fair value of the investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders’ best interest, to request Duff & Phelps to perform the procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in the portfolio company is determined to be insignificant relative to our total investment portfolio. For a further discussion of Duff & Phelps’ procedures, see the section entitled “Investment Valuation” included in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Quarterly Net Asset Value Determination

We determine the net asset value per share of our common stock on at least a quarterly basis and more frequently if we are required to do so pursuant to an equity offering or pursuant to federal laws and regulations. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.

Managerial Assistance

As a BDC, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance typically involves, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our senior management team provides such services. We believe, based on our management team’s combined experience at investment banks, commercial banks, and operating in executive-level capacities in various operating companies, we offer this assistance effectively. We may receive fees for these services.

Competition

We compete for investments with a number of investment funds (including private equity funds, mezzanine funds and other SBICs) and BDCs, as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we compete with these entities primarily on the basis of our willingness to make smaller investments, the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, our comprehensive suite of customized financing solutions and the investment terms we offer.

We believe that some of our competitors make senior secured loans, junior secured loans and subordinated debt investments with interest rates that are comparable to or lower than the rates we offer. Therefore, we do not seek to compete primarily on the interest rates we offer to potential portfolio companies.

Our competitors also do not always require equity components in their investments. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities.”

Employees

At March 31, 2011, we employed seventeen individuals, including investment and portfolio management professionals, operations professionals and administrative staff. We expect to expand our management team and administrative staff in the future in proportion to our growth.

Properties

We do not own any real estate or other physical properties materially important to our operation or any of our subsidiaries. Currently, we lease approximately 11,027 square feet of office space located at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612. We believe that our current facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, neither we nor any of our subsidiaries are currently a party to any pending material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2011 for each portfolio company in which we had a debt or equity investment. Other than these investments, our only relationships with our portfolio companies involve the managerial assistance we may separately provide to our portfolio companies, such services being ancillary to our investments, and the board observer or participation rights we may receive.

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Non-Control / Non-Affiliate Investments:
Ambient Air Corporation (“AA”) and Peaden-Hobbs Mechanical, LLC (“PHM”) (2%)* 620 West Baldwin Road	Specialty Trade Contractors	Subordinated Note-AA (15% Cash, 3% PIK, Due 06/13)	$4,195,389	$4,160,551	$4,160,551
Panama City, FL 32405		Common Stock-PHM (128,571 shares)		128,571	128,571
		Common Stock Warrants-AA (455 shares)		142,361	1,306,000

			4,195,389	4,431,483	5,595,122
Ann’s House of Nuts, Inc. (4%)* 1 Market Plaza 24th Floor	Trail Mixes and Nut Producers	Subordinated Note (12% Cash, 1% PIK, Due 11/17)	7,027,416	6,631,493	6,631,493
San Francisco, CA 94105		Preferred A Units (22,368 units)		2,124,957	2,124,957
		Preferred B Units (10,380 units)		986,059	986,059
		Common Units (190,935 units)		150,000	150,000
		Common Stock Warrants (14,558 shares)		14,558	14,558

			7,027,416	9,907,067	9,907,067
Assurance Operations Corporation (0%)* 9341 Highway 43 Killen, AL 35645	Metal Fabrication	Common Stock (517 Shares)		516,867	523,400

				516,867	523,400
Botanical Laboratories, Inc. (4%)* 1441 West Smith Road Ferndale, WA 98248	Nutritional Supplement Manufacturing and Distribution	Senior Notes (14% Cash, 1% PIK, Due 02/15)	10,429,678	9,802,439	9,802,439
		Common Unit Warrants (998,680)		474,600	—

			10,429,678	10,277,039	9,802,439
Capital Contractors, Inc. (4%)* 88 Duryea Rd. Melville, NY 11747	Janitorial and Facilities Maintenance Services	Subordinated Notes (12% Cash, 2% PIK, Due 12/15)	9,046,079	8,399,088	8,399,088
		Common Stock Warrants (20 shares)		492,000	492,000

			9,046,079	8,891,088	8,891,088
Carolina Beer and Beverage, LLC (5%)* 110 Barley Park Lane Mooresville, NC 28115	Beverage Manufacturing and Packaging	Subordinated Note (12% Cash , 4% PIK, Due 02/16)	12,993,885	12,760,206	12,760,206
		Class A Units (11,974 Units)		1,077,615	799,400
		Class B Units (11,974 Units)		119,735	—

			12,993,885	13,957,556	13,559,606
CRS Reprocessing, LLC (9%)* 13551 Triton Park Blvd. Louisville, KY 40223	Fluid Reprocessing Services	Subordinated Note (12% Cash, 2% PIK, Due 11/15)	11,185,210	10,783,135	10,783,135
		Subordinated Note (10% Cash, 4% PIK, Due 11/15)	10,685,609	9,729,313	9,729,313
		Common Unit Warrant (508 Units)		1,078,456	1,412,500

			21,870,819	21,590,904	21,924,948
CV Holdings, LLC (5%)* 1030 Riverfront Center Amsterdam, NY 12010	Specialty Healthcare Products Manufacturer	Subordinated Note (12% Cash, 4% PIK, Due 09/13)	11,802,569	11,209,482	11,209,482
		Royalty rights		874,400	730,000

			11,802,569	12,083,882	11,939,482

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
DLR Restaurants, LLC (4%)* 611 Commerce St., Suite 2911 Nashville, TN 37203	Restaurant	Subordinated Note (12% Cash, 2% PIK, Due 03/16)	$9,010,500	$8,770,500	$8,770,500
		Royalty rights		—	—

			9,010,500	8,770,500	8,770,500
Electronic Systems Protection, Inc. (2%)* 517 North Industrial Drive Zebulon, NC 27577	Power Protection Systems Manufacturing	Subordinated Note (12% Cash, 2% PIK, Due 12/15)	3,199,721	3,179,312	3,179,312
		Senior Note (8.3% Cash, Due 01/14)	828,035	828,035	828,035
		Common Stock (570 shares)		285,000	147,000

			4,027,756	4,292,347	4,154,347
Energy Hardware Holdings, LLC (0%)* 2730 E. Phillips Road Greer, SC 29650	Machined Parts Distribution	Voting Units (4,833 units)		4,833	1,011,800

				4,833	1,011,800
Frozen Specialties, Inc. (3%)* 1465 Timberwolf Dr. Holland, OH 43258	Frozen Foods Manufacturer	Subordinated Note (13% Cash, 5% PIK, Due 07/14)	8,161,657	8,053,672	8,053,672

			8,161,657	8,053,672	8,053,672
Garden Fresh Restaurant Corp. (0%)* 15822 Bernardo Center Drive San Diego, CA 92127	Restaurant	Membership Units (5,000 units)		500,000	735,800

				500,000	735,800
Great Expressions Group Holdings, LLC (0%)* 300 E. Long Lake Rd. Bloomfield Hills, MI 48304	Dental Practice Management	Class A Units (225 Units)		450,000	639,600

				450,000	639,600
Grindmaster-Cecilware Corp. (2%)* 43-05 20th Ave Long Island City, NY 11105	Food Services Equipment Manufacturer	Subordinated Note (12% Cash, 4.5% PIK, Due 04/16)	6,062,732	5,972,635	5,972,635

			6,062,732	5,972,635	5,972,635
Hatch Chile Co., LLC (2%)* 2003 S. Commercial Dr.	Food Products Distributer	Senior Note (19% Cash, Due 07/15)	4,500,000	4,398,485	4,398,485
Brunswick, GA 31525		Subordinated Note (14% Cash, Due 07/15)	1,000,000	844,400	844,400
		Unit Purchase Warrant (5,265 Units)		149,800	131,000

			5,500,000	5,392,685	5,373,885
Home Physicians, LLC (“HP”) and Home Physicians Holdings, LP (“HPH”) (5%)* 2003 W. Fulton St., #3 Chicago, IL 60612	In-home primary care physician services	Subordinated Note-HP (12% Cash, 5% PIK, Due 03/16)	10,255,695	10,030,695	10,030,695
		Subordinated Note-HPH (4% Cash, 6% PIK, Due 03/16)	1,226,429	1,226,429	1,226,429
		Royalty rights		—	—

			11,482,124	11,257,124	11,257,124
Infrastructure Corporation of America, Inc. (4%)* 5110 Maryland Way Suite 280	Roadway Maintenance, Repair and Engineering Services	Subordinated Note (12% Cash, 1% PIK, Due 10/15)	10,796,065	9,641,655	9,641,655
Brentwood, TN 37207		Common Stock Purchase Warrant (199,526 shares)		980,000	980,000

			10,796,065	10,621,655	10,621,655

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Inland Pipe Rehabilitation Holding Company LLC (7%)* 350 N. Old Woodward, Ste. 100 Birmingham, MI 48009	Cleaning and Repair Services	Subordinated Note (14% Cash, Due 01/14)	$8,274,920	$7,653,008	$7,653,008
		Subordinated Note (18% Cash, Due 01/14)	3,905,108	3,878,922	3,878,922
		Subordinated Note (15% Cash, Due 01/14)	306,302	306,302	306,302
		Subordinated Note (15.3% Cash, Due 01/14)	3,500,000	3,467,128	3,467,128
		Membership Interest Purchase Warrant (3.0%)		853,500	2,310,000

			15,986,330	16,158,860	17,615,360
Library Systems & Services, LLC (2%)* 12850 Middlebrook Road Germantown, MD 20874	Municipal Business Services	Subordinated Note (12.5% Cash, 4.5% PIK, Due 06/15)	5,309,063	5,169,473	5,169,473
		Common Stock Warrants (112 shares)		58,995	525,000

			5,309,063	5,228,468	5,694,473
McKenzie Sports Products, LLC (2%)* 1910 St. Luke’s Church Road Salisbury, NC 28146	Taxidermy Manufacturer	Subordinated Note (13% Cash, 1% PIK, Due 10/17)	6,025,694	5,911,165	5,911,165

			6,025,694	5,911,165	5,911,165
Media Temple, Inc. (5%)* 8520 National Blvd., Building A Culver City, CA 90232	Web Hosting Services	Subordinated Note (12% Cash, 5.5% PIK, Due 04/15)	8,800,000	8,632,828	8,632,828
		Convertible Note (8% Cash, 6% PIK, Due 04/15)	3,200,000	2,695,136	2,695,136
		Common Stock Purchase Warrant (28,000 Shares)		536,000	536,000

			12,000,000	11,863,964	11,863,964
Minco Technology Labs, LLC (2%)* 1805 Rutherford Lane Austin, TX 78754	Semiconductor Distribution	Subordinated Note (13% Cash, 3.25% PIK, Due 05/16)	5,143,671	5,029,574	5,029,574
		Class A Units (5,000 Units)		500,000	254,600

			5,143,671	5,529,574	5,284,174
National Investment Managers Inc. (5%)* 485 Metro Place South Suite 275 Dublin, OH 43017	Retirement Plan Administrator	Subordinated Note (11% Cash, 5% PIK, Due 09/16)	11,267,188	10,985,938	10,985,938
		Preferred A Units (90,000 Units)		900,000	900,000
		Common Units (10,000 Units)		100,000	100,000

			11,267,188	11,985,938	11,985,938
Novolyte Technologies, Inc. (4%)* 111 West Irene Road Zachory, LA 70791	Specialty Manufacturing	Subordinated Note (12% Cash, 4% PIK, Due 07/16)	7,046,667	6,911,251	6,911,251
		Subordinated Note (12% Cash, 4% PIK, Due 07/16)	2,265,000	2,221,474	2,221,474
		Preferred Units (641 units)		661,227	664,600
		Common Units (24,522 units)		165,306	370,200

			9,311,667	9,959,258	10,167,525
Pomeroy IT Solutions (4%)* 1020 Petersburg Rd. Hebron, KY 41048	Information Technology Outsourcing Services	Subordinated Notes (13% Cash, 2% PIK, Due 02/16)	10,027,222	9,770,229	9,770,229

			10,027,222	9,770,229	9,770,229

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
SRC, Inc. (4%)* 950 3rd Ave., 19th Floor New York, NY 10022	Specialty Chemical Manufacturer	Subordinated Notes (12% Cash, 2% PIK, Due 09/14)	$9,046,078	$8,757,574	$8,757,574
		Common Stock Purchase Warrants		123,800	123,800

			9,046,078	8,881,374	8,881,374
Syrgis Holdings, Inc. (2%)* 1025 Mary Laidley Drive Covington, KY 41017	Specialty Chemical Manufacturer	Senior Notes (7.75%-10.75% Cash, Due 08/12-02/14)	2,730,518	2,717,342	2,717,342
		Class C Units (2,114 units)		1,000,000	1,264,000

			2,730,518	3,717,342	3,981,342
TBG Anesthesia Management, LLC (4%)* 1770 1st St., Suite 703 Highland Park, IL 60035	Physician Management Services	Senior Note (13.5% Cash, Due 11/14)	11,000,000	10,632,294	10,632,294
		Warrant (263 shares)		276,100	226,200

			11,000,000	10,908,394	10,858,494
Top Knobs USA, Inc. (4%) 7701 Forsyth Blvd., Suite 600 St. Louis, MO 63105	Hardware Designer and Distributor	Subordinated Note (12% Cash, 4.5% PIK, Due 05/17)	10,019,345	9,831,398	9,831,398
		Common Stock (26,593 shares)		750,000	750,000

			10,019,345	10,581,398	10,581,398
TrustHouse Services Group, Inc. (2%)* 21 Armory Drive Wheeling, WV 26003	Food Management Services	Subordinated Note (12% Cash, 2% PIK, Due 09/15)	4,462,746	4,406,514	4,406,514
		Class A Units (1,495 units)		475,000	556,300
		Class B Units (79 units)		25,000	—

			4,462,746	4,906,514	4,962,814
Tulsa Inspection Resources, Inc. (2%)* 4111 S. Darlington Ave, Suite 1000 Tulsa, OK 74135,	Pipeline Inspection Services	Subordinated Note (14%-17.5% Cash, Due 03/14)	5,810,588	5,510,596	5,510,596
		Common Unit (1 unit)		200,000	—
		Common Stock Warrants (8 shares)		321,000	—

			5,810,588	6,031,596	5,510,596
Twin-Star International, Inc. (2%)* 115 S.E. 4th Avenue Delray Beach, FL 33483	Consumer Home Furnishings Manufacturer	Subordinated Note (12% Cash, 1% PIK, Due 04/14)	4,500,000	4,465,584	4,465,584
		Senior Note (4.3%, Due 04/13)	1,059,996	1,059,996	1,059,996

			5,559,996	5,525,580	5,525,580
Wholesale Floors, Inc. (1%)* 8855 N. Black Canyon Highway Phoenix, AZ 85021	Commercial Services	Subordinated Note (12.5% Cash, 3.5% PIK, Due 06/14)	3,811,639	3,416,190	3,057,400
		Membership Interest Purchase Warrant (4.0%)		132,800	—

			3,811,639	3,548,990	3,057,400
Yellowstone Landscape Group, Inc. (5%)* 220 Elm Street New Canaan, CT 06840	Landscaping Services	Subordinated Note (12% Cash, 3% PIK, Due 04/14)	12,532,129	12,355,520	12,355,520

			12,532,129	12,355,520	12,355,520
Zoom Systems (3%)* 22 Fourth Street., Floor 16 San Francisco, CA 94103	Retail Kiosk Operator	Subordinated Note (12.5% Cash, 1.5% PIK, Due 12/14)	$8,155,730	$7,994,845	$7,994,845
		Royalty rights		—	—

			8,155,730	7,994,845	7,994,845

Subtotal Non-Control / Non-Affiliate Investments			280,606,273	287,830,346	290,736,361

Affiliate Investments:
American De-Rosa Lamparts, LLC and Hallmark Lighting (2%)* 1945 S. Tubeway Ave. Commerce, CA 90040	Wholesale and Distribution	Subordinated Note (5% PIK, Due 10/13) Membership Units (6,516 Units)	5,613,162	5,167,911	3,985,700
				350,000	—

			5,613,162	5,517,911	3,985,700

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
AP Services, Inc. (3%)* 203 Armstrong Dr. Freeport, PA 16229	Fluid Sealing Supplies and Services	Subordinated Note (12% Cash, 2% PIK, Due 09/15)	5,864,100	5,756,863	5,756,863
		Class A Units (933 units)		933,333	976,000
		Class B Units (496 units)		—	79,000

			5,864,100	6,690,196	6,811,863
Asset Point, LLC (2%)* 770 Pelham Road, Suite 200 Greenville, SC 29615	Asset Management Software Provider	Senior Note (12% Cash, 5% PIK, Due 03/13)	5,828,514	5,781,329	5,506,899
		Senior Note (12% Cash, 2% PIK, Due 07/15)	608,216	608,216	491,400
		Options to Purchase Membership Units (342,407 units)		500,000	—
		Membership Unit Warrants (356,506 units)		—	—

			6,436,730	6,889,545	5,998,299
Axxiom Manufacturing, Inc. (0%)* 11927 South Highway 6 Fresno, TX 77545	Industrial Equipment Manufacturer	Common Stock (136,400 shares)		200,000	966,000
		Common Stock Warrant (4,000 shares)		—	28,300

				200,000	994,300
Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine Street”) (4) (2%)* 808 N. Ruth Street Monahans, TX 79756	Oil and Gas Services	Subordinated Note-Brantley Transportation (14% Cash, Due 12/12)	3,800,000	3,745,701	3,745,701
		Common Unit Warrants-Brantley Transportation (4,560 common units)		33,600	—
		Preferred Units-Pine Street (200 units)		200,000	—
		Common Unit Warrants-Pine Street (2,220 units)		—	—

			3,800,000	3,979,301	3,745,701
Captek Softgel International, Inc. (3%)* 16218 Arthur St. Cerritos, CA 90703	Nutraceutical Manufacturer	Subordinated Note (12% Cash, 4% PIK, Due 08/16)	8,028,445	7,868,445	7,868,445
		Class A Units (80,000 units)		800,000	800,000

			8,028,445	8,668,445	8,668,445
Dyson Corporation (1%)* 53 Freedom Road Painesville, OH 44077	Custom Forging and Fastener Supplies	Class A Units (1,000,000 units)		1,000,000	2,707,000

				1,000,000	2,707,000
Equisales, LLC (2%)* 13811 Cullen Blvd. Houston, TX 77047	Energy Products and Services	Subordinated Note (13% Cash, 4% PIK, Due 04/12)	3,031,333	2,998,853	2,998,853
		Class A Units (500,000 units)		480,900	870,000

			3,031,333	3,479,753	3,868,853
Plantation Products, LLC (6%)* 202 S. Washington St. Norton, MA 02766	Seed Manufacturing	Subordinated Notes (13% Cash, 4.5% PIK, Due 06/16)	$14,691,125	$14,340,163	$14,340,163
		Preferred Units (1,127 units)		1,127,000	1,127,000
		Common Units (92,000 units)		23,000	23,000

			14,691,125	15,490,163	15,490,163
QC Holdings, Inc. (0%)* 1205 Industrial Blvd. Southampton, PA 18966	Lab Testing Services	Common Stock (5,594 shares)		563,602	477,000

				563,602	477,000

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Technology Crops International (2%)* 7996 North Point Blvd. Winston-Salem NC 27106	Supply Chain Management Services	Subordinated Note (12% Cash, 5% PIK, Due 03/15)	5,400,543	5,321,724	5,321,724
		Common Units (50 Units)		500,000	350,800

			5,400,543	5,821,724	5,672,524
Waste Recyclers Holdings, LLC (2%)* 261 Highway 20 East, Suites A, B & D Freeport, FL 32439	Environmental and Facilities Services	Class A Preferred Units (280 Units)		2,251,100	—
		Class B Preferred Units (985,372 Units)		3,304,218	3,529,000
		Class C Preferred Units (1,444,475 Units)		1,499,531	1,490,000
		Common Unit Purchase Warrant (1,170,083 Units)		748,900	—
		Common Units (153,219 Units)		180,783	—

				7,984,532	5,019,000

Subtotal Affiliate Investments			52,865,438	66,285,172	63,438,848

Control Investments:
FCL Graphics, Inc. (1%)* 4600 North Olcott Avenue Harwood Heights, IL 60706	Commercial Printing Services	Senior Note (3.8% Cash, 2% PIK, Due 9/11)	1,499,343	1,497,269	1,497,269
		Senior Note (7.8% Cash, 2% PIK, Due 9/11)	2,055,472	2,051,807	1,049,232
		2nd Lien Note (2.8% Cash, 8% PIK, Due 12/11)	3,540,146	2,996,826	—
		Preferred Shares (35,000 shares)		—	—
		Common Shares (4,000 shares)		—	—
		Members Interests (3,839 Units)		—	—

			7,094,961	6,545,902	2,546,501
Fire Sprinkler Systems, Inc. (0%)* 705 E. Harrison Street, Suite 200 Corona, CA 92879	Specialty Trade Contractors	Subordinated Notes (2% PIK, Due 04/12)	3,231,336	2,780,028	750,000
		Common Stock (2,978 shares)		294,624	—

			3,231,336	3,074,652	750,000
Fischbein, LLC (9%)* 151 Walker Road Statesville, NC 28625	Packaging and Materials Handling Equipment Manufacturer	Subordinated Note (13% Cash, 3.5% PIK, Due 05/13) Class A-1 Common Units (558,140 units)	4,383,708	4,314,072	4,314,072
				558,140	2,544,000
		Class A Common Units (4,200,000 units)		4,200,000	16,286,000

			4,383,708	9,072,212	23,144,072
Gerli & Company (1%)* 75 Stark Street Plains, PA 18705	Specialty Woven Fabrics Manufacturer	Subordinated Note (8.5% Cash, Due 03/15)	$3,000,000	$3,000,000	$2,318,100
		Subordinated Note (6.25% Cash, 11.75% PIK, Due 08/11)	138,369	120,000	120,000
		Royalty rights		—	112,100
		Common Stock Warrants (56,559 shares)		83,414	—
		Class E Preferred Shares (400 shares)		161,440	—
		Common Stock (300 shares)		100,000	—

			3,138,369	3,464,854	2,550,200

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Weave Textiles, LLC (0%)* 3700 Glenwood Avenue, Suite 530 Raleigh, North Carolina, 27612	Specialty Woven Fabrics Manufacturer	Senior Note (12% PIK, Due 01/11)	319,648	319,648	319,648
		Membership Units (425 units)		855,000	701,000

			319,648	1,174,648	1,020,648

Subtotal Control Investments			18,168,022	23,332,268	30,011,421

Total Investments, March 31, 2011(154%)*			$351,639,733	$377,447,786	$384,186,630

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non-income producing.

(2)	Disclosures of interest rates on notes include cash interest rates and payment-in-kind, or PIK, interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC and its sole business purpose is its ownership of Brantley Transportation, LLC.

Description of our Portfolio Companies

Set forth below is a brief description of each of our portfolio companies as of March 31, 2011.

Ambient Air Corporation (f/k/a JR Hobbs Acquisition Corp.)

Ambient Air Corporation is a leading design/build contractor for HVAC systems in the multi-family housing industry with an emphasis on the Southeast.

American De-Rosa Lamparts and Hallmark Lighting

American De-Rosa Lamparts and Hallmark Lighting, headquartered in Commerce, California, markets a wide variety of lighting products, including fixtures, bulbs, electrical components, glass, and hardware to maintenance and repair organizations, lighting wholesalers, retailers, and original equipment manufacturers.

Ann’s House of Nuts, Inc.

Ann’s House of Nuts, Inc. is a manufacturer and marketer of trail mixes and dried fruits in North America.

AP Services, Inc.

AP Services, Inc. is a supplier of gaskets, packing, and other fluid sealing technologies and services to power plants and original equipment manufacturers.

AssetPoint, LLC

AssetPoint, LLC is a supplier of integrated enterprise asset management and computerized maintenance management software and services that improve profitability and productivity for the process and manufacturing industries.

Assurance Operations Corporation

Assurance Operations Corp. designs and fabricates custom racking products for the automotive industry and provides light to medium duty stamping for a variety of industries.

Axxiom Manufacturing, Inc.

Axxiom Manufacturing Inc., based in Fresno, Texas, is the exclusive provider of Axxiom and Schmidt abrasive air blast equipment.

Botanical Laboratories, Inc.

Botanical Laboratories, Inc. develops, manufactures, markets and distributes branded and private label vitamins, minerals and nutritional supplements through 40,000 retail locations within the U.S. and six international countries.

Brantley Transportation, LLC and Pine Street Holdings, LLC

Brantley Transportation, LLC is an oil services company based in Monahans, Texas, which provides oil and gas rig and associated heavy equipment intrastate hauling services primarily to drilling companies operating in Texas and New Mexico, as well as oil and gas producing regions in the Mid Continent. Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC, and its sole business purpose is its ownership of Brantley Transportation, LLC.

Capital Contractors, Inc.

Capital Contractors, Inc. is a provider of outsourced janitorial, repair and facilities maintenance services in the U.S. and Canada.

Captek Softgel International, Inc.

Captek Softgel International, Inc. is a contract manufacturer of softgel capsules, including dietary supplements and vitamins.

Carolina Beer and Beverage, LLC

Carolina Beer and Beverage, LLC performs beverage manufacturing and co-packaging, as well as fee-based warehousing, logistics and distribution services.

CRS Reprocessing, LLC

CRS Reprocessing, LLC is a global provider of on-site fluid reprocessing services for the solar power and semiconductor industries as well as aluminum cold rolling operations.

CV Holdings, LLC

CV Holdings, LLC designs, manufactures and markets customized, high-performance polymer products.

DLR Restaurants, LLC

DLR Restaurants, LLC is a restaurant group that operates multiple restaurant locations throughout the United States.

Dyson Corporation

Dyson Corporation is a supplier of custom fasteners and forgings to industrial markets, including the high-growth wind energy industry.

Electronic Systems Protection, Inc.

Electronic Systems Protection, Inc. is a leading manufacturer of power protection technology for the office technology industry.

Energy Hardware Holdings, LLC

Energy Hardware Holdings, LLC is a global distributor of fasteners, machined parts, seals and gaskets to the power generation industry.

Equisales, LLC

Equisales, LLC is a global provider of transformers, high voltage switch gear and power production equipment.

FCL Graphics, Inc.

FCL Graphics, Inc. is a leading commercial printer which produces such items as direct mailings, brochures, annual reports, posters, catalogs, sell sheets, newspaper inserts and labels.

Fire Sprinkler Systems, Inc.

Fire Sprinkler Systems, Inc. designs and installs sprinkler systems for residential applications throughout southern California.

Fischbein, LLC

Fischbein, LLC is a leading designer and manufacturer of flexible packaging and materials handling equipment based in Statesville, North Carolina.

Frozen Specialties, Inc.

Frozen Specialties, Inc. is a leading manufacturer of private label frozen pizzas and pizza bites, sold primarily through the retail grocery channel.

Garden Fresh Restaurant Corp.

Garden Fresh Restaurant Corp. is a casual dining restaurant chain focused on serving fresh, wholesome meals in an upscale, self-service format. The company operates approximately 100 restaurants in 15 states under the Sweet Tomatoes and Souplantation brand names.

QC Holdings, Inc.

QC Holdings, Inc. provides lab testing services for the environmental engineering, food and pharmaceutical industries. Services include groundwater monitoring, stream surveys, soil testing, swimming pool testing, and dairy product testing.

Gerli & Company

Gerli & Company markets high-end decorative fabrics to a diverse customer base focusing on interior design. The company has dobby and jacquard manufacturing in Plains, Pennsylvania and sources fabrics worldwide. It is best known for its color direction and design aesthetic in the broad range of fabric types offered.

Great Expressions Group Holdings, LLC

Great Expressions Group Holdings, LLC is a dental practice management company with locations in Florida, Michigan, Georgia, Virginia, Massachusetts and Connecticut.

Grindmaster-Cecilware Corp.

Grindmaster-Cecilware Corp. is a leading designer, manufacturer and distributor of a broad line of beverage dispensing, cooking, and other equipment for the convenience store and commercial foodservice market.

Hatch Chile Co., LLC

Hatch Chile Co., LLC is a food products company that distributes branded, green chile based cooking sauces and related canned chile and tomato products for retail customers, primarily in the Southwestern U.S.

Home Physicians Management, LLC

Home Physicians Management, LLC is a provider of primary care physician services and podiatry services in homes and assisted living facilities.

Infrastructure Corporation of America, Inc.

Infrastructure Corporation of America, Inc. maintains public transportation infrastructure, including roadways, bridges, toll ways, rest areas and welcome centers.

Inland Pipe Rehabilitation Holding Company, LLC

Inland Pipe Rehabilitation Holding Company, LLC provides maintenance, inspection, and repair for piping, sewers, drains, and storm lines by utilizing several of the industry’s leading technologies including pipe bursting, cured-in-place-pipe, and spiral-wound piping.

Library Systems & Services, LLC

Library Systems & Services, LLC is a provider of outsourced library management services in the U.S., with customers including federal libraries such as the Library of Congress and the Smithsonian.

McKenzie Sports Products, LLC

McKenzie Sports Products, LLC is the largest designer and manufacturer of taxidermy forms and supplies used to mount hunting and fishing trophies in the U.S.

Media Temple, Inc.

Media Temple, Inc. is a web hosting and virtualization service provider based in California that provides businesses worldwide with reliable, professional-class services to host websites, email, business applications, and other rich internet content.

Minco Technology Labs, LLC

Minco Technology Labs, LLC is a processor, packager, and distributor of semi-conductors for use in military, space, industrial, and other high temperature, harsh environments.

National Investment Managers, Inc.

National Investment Managers, Inc. is a provider of third-party retirement plan administration services.

Novolyte Technologies, Inc.

Novolyte Technologies, Inc. is a manufacturer of electrolytes and materials used for lithium batteries, ultracapacitors and other energy storage devices, solvents used in a variety of industrial processes and products, electronic materials, polymer ingredients, and pharmaceutical and agricultural chemicals.

Plantation Products, LLC

Plantation Products, LLC is a provider of packaged vegetable, wildflower and lawn seeds and seed starting products.

Pomeroy IT Solutions, Inc.

Pomeroy IT Solutions, Inc. is a provider of information technology infrastructure outsourcing services.

SRC, Inc.

SRC, Inc. is a specialty chemical company that is the sole North American producer of low-moisture anhydrous magnesium chloride and fused magnesium flux and is also a provider of blended magnesium flux and magnesium chloride solution.

Syrgis Holdings, Inc.

Syrgis Holdings, Inc., headquartered in Covington, Kentucky, is a holding company comprised of four distinct specialty chemical subsidiaries. Through its operating subsidiaries, Syrgis manufactures specialty chemicals critical to the performance of products in diverse industries, including natural gas and oil refineries, cleaning solutions and supplies, and various lumber products.

TBG Anesthesia Management, LLC

TBG Anesthesia Management, LLC is a leading physician management company that provides contracted outsourced anesthesiology services to hospitals and medical centers in the Midwest.

Technology Crops International

Technology Crops International works with customers to develop and maintain supply chains for high value, plant derived, oils and oil seeds used as manufacturing ingredients in the food, chemical, cosmetics, and pharmaceutical industries.

Top Knobs USA, Inc.

Top Knobs USA, Inc. is a manufacturer of decorative hardware for the professional market, and offers a line of premium quality cabinet, drawer, and bath knobs, pulls and other hardware.

TrustHouse Services Group, Inc.

TrustHouse Services Group, Inc. provides outsourced food management services to educational institutions, healthcare facilities and businesses primarily in the Northeast, Mid-Atlantic and Midwestern regions of the United States.

Tulsa Inspection Resources, Inc.

Tulsa Inspection Resources, Inc. is a leading independent provider of pipeline inspection services for the oil and gas industry.

Twin Star International, Inc.

Twin Star International, Inc., based in Delray Beach, Florida, is a leading producer of high quality home furnishings, including electric fireplaces and decorative bathroom vanities.

Waste Recyclers Holdings, LLC

Waste Recyclers Holdings, LLC is one of the largest independent providers of waste management services in the Florida and Alabama/Mississippi Gulf Coast region.

Weave Textiles, LLC

Weave Textiles, LLC is a Denver, PA based manufacturer of decorative fabrics for commercial and residential use.

Wholesale Floors, Inc.

Wholesale Floors, Inc., headquartered near Phoenix, Arizona, provides commercial flooring design and installation services for institutional and corporate clients and is the largest full-service flooring contractor in the state of Arizona.

Yellowstone Landscape Group, Inc.

Yellowstone Landscape Group, Inc., headquartered in Dallas, Texas, is a full-service lawn care provider focused primarily on the commercial market with services including lawn and landscape maintenance, construction/installation, irrigation, turf management, and tree care throughout Texas and the Southeast.

Zoom Systems

Zoom Systems partners with leading brands to implement networks of fully automated retail kiosks in high-traffic locations such as airports, shopping centers, supermarkets and retail stores.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. Day-to-day management of our portfolio is the responsibility of our investment committee. As a result, our investment committee must approve the acquisition and disposition of all of our investments.

Board of Directors and Executive Officers

Our Board of Directors consists of eight members, five of whom are classified under applicable NYSE listing standards as “independent” directors. Pursuant to our charter, each member of our Board of Directors serves a one year term, with each current director serving until the 2012 annual meeting of stockholders and until his respective successor is duly qualified and elected. Our charter gives the Board of Directors the exclusive power to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our Board of Directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Triangle Capital Corporation as defined in Section 2(a)(19) of the 1940 Act. Certain of our directors who are also officers of the Company may serve as directors of, or on the boards of managers of, certain of our portfolio companies. In addition, the Board of Directors of Triangle SBIC is composed of all of the Company’s directors. The business address of each director listed below is 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612. For information regarding our directors’ compensation, see “Director Compensation” below, and for information regarding our directors’ ownership interest in our Company’s stock, see “Control Persons and Principal Stockholders” below.

Independent Directors

Name	Age	Director Since	Expiration of Current Term
W. McComb Dunwoody	66	January 2007	2012 Annual Meeting
Mark M. Gambill	60	August 2009	2012 Annual Meeting
Benjamin S. Goldstein	55	January 2007	2012 Annual Meeting
Simon B. Rich, Jr.	66	January 2007	2012 Annual Meeting
Sherwood H. Smith, Jr.	76	January 2007	2012 Annual Meeting

Interested Directors

Name	Age	Director Since	Expiration of Current Term
Garland S. Tucker, III	64	October 2006	2012 Annual Meeting
Brent P. W. Burgess	45	October 2006	2012 Annual Meeting
Steven C. Lilly	42	October 2006	2012 Annual Meeting

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position(s) Held with the Company	Executive Officer Since
Garland S. Tucker, III	64	Chairman of the Board, Chief Executive Officer and President	2006
Brent P.W. Burgess	45	Director and Chief Investment Officer	2006
Steven C. Lilly	42	Director, Chief Financial Officer, Secretary, Treasurer and Chief Compliance Officer (since 2007)	2006

In addition to the positions described above, each of our executive officers is a member of our investment committee. The address for each executive officer is c/o Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina, 27612. For information regarding our executive officers’ compensation, see “Executive Compensation” below, and for information regarding our executive officers’ ownership interest in our Company’s stock, see “Control Persons and Principal Stockholders” below.

Biographical Information

Independent Directors

W. McComb Dunwoody. Since 2007, Mr. Dunwoody has served on our Board of Directors and is a member of our compensation committee. He is the founder of The Inverness Group Incorporated and a Managing Member of Inverness Management LLC, a private equity investment firm that specializes in management buyout transactions. Inverness is not a parent, subsidiary or other affiliate of Triangle. Prior to Inverness, Mr. Dunwoody began the Corporate Finance Department of First City National Bank of Houston as a Senior Vice President. From 1968 to 1975, he worked in New York as an investment banker with The First Boston Corporation and Donaldson, Lufkin & Jenrette. Mr. Dunwoody currently serves on various corporate boards of directors and was formerly the Chairman of the Executive Committee of the Board of Directors of National-Oilwell, Inc. Mr. Dunwoody’s community involvement includes the co-founding of Imagine College, an education program serving over 5,000 inner-city students. He received an undergraduate degree in Business Administration from the University of Texas Honors Program.

Mr. Dunwoody was selected to serve as a director on our Board due to his extensive experience and leadership in public and private companies. Mr. Dunwoody’s broad business experience enhances his participation on the Board and oversight of our compensation objectives.

Mark M. Gambill. On August 5, 2009, Mark M. Gambill was elected by our Board of Directors to fill a vacant seat created in August 2008. In addition, he has been appointed as a member of our nominating and corporate governance committee. Mr. Gambill is a co-founder and current Chairman of Cary Street Partners, a Richmond, Virginia based advisory and wealth management firm. From 1972 to 1999, Mr. Gambill was employed by Wheat First Butcher Singer (“Wheat”). He served as head of Wheat’s capital markets group in the late 1980s, where he was responsible for investment banking, public finance, taxable fixed income, municipal sales and trading, equity sales, trading and research. He became President of Wheat in 1996. Wheat merged with First Union Corporation in January 1998. Subsequent to Wheat’s merger with First Union, Mr. Gambill served as President of Wheat First Union. He later was named Head of Equity Capital Markets of Wheat First Union. He currently serves on the Board of Directors of Speedway Motorsports, Inc. (NYSE: TRK) where he is Chairman of its audit committee and a member of its compensation committee. Mr. Gambill is also a director of NewMarket Corporation (NYSE: NEU) and serves on its audit committee. Mr. Gambill graduated summa cum laude from Hampden-Sydney College.

Mr. Gambill was selected to serve as a director on our Board due to his involvement in the capital markets for over thirty-five years, supervising various functions such as investment banking, public finance and equity research. Mr. Gambill’s experience serving as an advisor to various public and private companies brings crucial skills and contributions to the Board.

Benjamin S. Goldstein. Mr. Goldstein has served on our Board of Directors since 2007 and is a member of our compensation committee and chairs our audit committee. From 1997 to 2010, Mr. Goldstein was the President and co-founder of The Advisory Group, LLC, a real estate advisory, development and investment firm based in Raleigh, North Carolina. He is currently the Chief Operating Officer for Captrust Financial Advisors, a financial and fiduciary advisory firm based in Raleigh, North Carolina. Neither the Advisory Group, LLC, nor Captrust Financial Advisors is a parent, subsidiary or other affiliate of Triangle. Mr. Goldstein is also active in his community, as he currently serves on the boards of the Wake Education Partnership, based in Raleigh, North Carolina, as well as Paragon Commercial Bank. Prior to co-founding The Advisory Group, Mr. Goldstein was President and Partner of Roanoke Properties, the developer of a residential resort real estate community on the Outer Banks of North Carolina, which had a build out value of over $300 million. He spent three years in the securities business, serving as the Chief Financial Officer of Carolina Securities Corporation for one year, and later named to head the Carolina Securities Division of Thomson McKinnon Corporation, which had acquired Carolina Securities. He began his career at KPMG, where he worked with audit and consulting clients with an emphasis on the real estate industry. A native of North Carolina, Mr. Goldstein is a CPA and graduated from UNC-Chapel Hill with a degree in business.

Mr. Goldstein was selected to serve as a director on our Board due to his extensive audit and consulting-related experience with private and public companies. Mr. Goldstein’s experience and background in public accounting enhances his ability to provide effective leadership as chairman of our audit committee and to provide effective oversight of compensation decisions in his capacity as member of our compensation committee.

Simon B. Rich, Jr. Mr. Rich has served on our Board of Directors since 2007 and is a member of our audit committee and our nominating and corporate governance committee. Mr. Rich is also a director of Verenium Corporation, a company traded on the Nasdaq Global Market under the symbol, “VRNM.” He retired in 2001 from his positions as Chief Executive Officer of Louis Dreyfus Holding Co. and Chairman and Chief Executive Officer of Louis Dreyfus Natural Gas, two affiliated Delaware and Oklahoma companies, respectively, neither of which was a parent, subsidiary or other affiliate of Triangle. As CEO, Mr. Rich’s companies’ combined operations included roles such as oil refinery processing, petroleum product storage and distribution, natural gas production and distribution and the merchandising and distribution of electricity in North America and Europe, as well as the merchandising and processing of agricultural products in North America, South America and Europe. During Mr. Rich’s tenure, his companies successfully partnered with Electricite de France, creating EDF Trading, a company that currently dispatches France’s electric generation system. From 2005 to 2006, Mr. Rich also served as a director and member of the audit committee of Fisher Scientific. His work experience, which spans more than thirty years, includes all aspects of the energy and agriculture industries. His expertise involves private equity investments with an emphasis on sustainability in energy and agriculture. In addition to Mr. Rich’s career in the energy and agriculture industries, he currently serves as a trustee of Warren Wilson College and serves on the Board of Directors of Environmental Defense. Mr. Rich is also the former Chairman of the Board of Visitors of The Nicholas School of the Environment and Earth Sciences at Duke University, where he is now Emeritus and an adjunct instructor. Mr. Rich holds an undergraduate degree in Economics from Duke University.

Mr. Rich was selected to serve as a director on our Board due to his prior public and private company experience, as well as his experience structuring private equity transactions. Mr. Rich’s leadership and experience provide valuable contributions to the oversight of our company’s governance guidelines and financial records.

Sherwood H. Smith, Jr. Mr. Smith has served on our Board of Directors since 2007 and is a member of our audit committee, nominating and corporate governance committee and our compensation committee. He currently serves as a director of Franklin Street Partners, a privately held investment management firm in Chapel Hill, North Carolina. Until 2000 he served as a director of Carolina Power & Light Company (now Progress

Energy Corporation), a company for which he has also served as Chairman, President and Chief Executive Officer. In addition, Mr. Smith has served as a director of Wachovia Corporation (now Wells Fargo and Company), Nortel Networks, Springs Industries, and Northwestern Mutual Life Insurance Company (Trustee). Other than his current position as director, Mr. Smith has never been employed by a parent, subsidiary or other affiliate of Triangle. He has been a member of the Business Roundtable and The Business Council and has served as Chairman of the North Carolina Citizens for Business and Industry. Mr. Smith has both an undergraduate and law degree from the University of North Carolina at Chapel Hill.

Mr. Smith was selected to serve as a director on our Board due to his extensive experience as an executive officer and director of various public companies and his extensive business knowledge. Mr. Smith’s public company experience and knowledge are important in providing effective oversight in light of our operational and organizational structure.

Interested Directors

Garland S. Tucker, III. Mr. Tucker has served as Chairman of our Board of Directors, Chief Executive Officer and President since 2006 and is a member of our investment committee. Mr. Tucker was a co-founder of Triangle Capital Partners, LLC, the former external manager of Triangle SBIC prior to our IPO. Prior to co-founding Triangle Capital Partners, LLC in 2000, Mr. Tucker and an outside investor group sold First Travelcorp, a corporate travel services company that he and the investors founded in 1991. For the two years preceding the founding of First Travelcorp, Mr. Tucker served as Group Vice President, Chemical Bank, New York, with responsibility for southeastern corporate finance. Prior to Chemical Bank, Mr. Tucker spent a decade with Carolina Securities Corporation, serving as President and Chief Executive Officer until 1988. During his tenure, Carolina Securities Corporation was a member of the NYSE, and Mr. Tucker served a term as President of the Mid-Atlantic Securities Industry Association. Mr. Tucker entered the securities business in 1975 with Investment Corporation of Virginia. He is a graduate of Washington & Lee University and Harvard Business School.

Mr. Tucker was selected to serve as a director on our Board due to his prior service to the Company as its Chairman, President and Chief Executive Officer and his thirty-five years of experience in the financial and investment industries. Mr. Tucker’s intimate knowledge of the Company and his familiarity with the financial and investment industries are critical to the oversight of our strategic goals and the evaluation of our operational performance.

Brent P.W. Burgess. Mr. Burgess has served as our Chief Investment Officer and member of our Board of Directors since 2006 and is a member of our investment committee. Mr. Burgess joined Triangle Capital Partners, LLC in 2002. Prior to joining Triangle, he was Vice President for five years at Oberlin Capital, an SBIC mezzanine fund. He began his private equity career in 1996 with Cherokee International Management, a Raleigh based private equity firm, where he worked as an analyst and associate. He previously served on the Board of Governors of the National Association of SBICs and is a past president of the Southern Regional Association of SBICs. He is a graduate of the University of Regina and Regent College, Vancouver.

Mr. Burgess was selected to serve as a director on our Board due to his successful history with the Company as its Chief Investment Officer and member of our Board of Directors and his experience in leading and managing investments. Mr. Burgess’ leadership and comprehensive knowledge of the investment industry are integral to the oversight of our investment goals.

Steven C. Lilly. Mr. Lilly has served as our Chief Financial Officer, Secretary, Treasurer and member of our Board of Directors since 2006 (as well as our Chief Compliance Officer since our IPO in 2007) and is a member of our investment committee. From 2005 to 2006, Mr. Lilly served as Chief Financial Officer of Triangle Capital Partners, LLC. Prior to joining Triangle Capital Partners in December, 2005, Mr. Lilly spent six and a half years with SpectraSite, Inc., which prior to its sale in August, 2005, was the third largest independent wireless tower company in the United States. At SpectraSite, Mr. Lilly served as Senior Vice President-Finance & Treasurer and

Interim Chief Financial Officer. On November 15, 2002, SpectraSite Holdings, Inc. (SpectraSite’s predecessor company) filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Eastern District of North Carolina to implement a pre-negotiated financial restructuring pursuant to the company’s Plan of Reorganization, confirmed by the Bankruptcy Court on January 28, 2003. Prior to SpectraSite, Mr. Lilly was Vice President of the Media & Communications Group with First Union Capital Markets (now Wells Fargo and Company), specializing in arranging financings for high growth, financial sponsor driven companies across the media and telecommunications sector. Mr. Lilly is a graduate of Davidson College and has completed the executive education program at the University of North Carolina’s Kenan-Flagler School of Business.

Mr. Lilly was selected to serve as a director on our Board due to his prior service to the Company as its Chief Financial Officer, Secretary, Treasurer and Chief Compliance Officer and his broad experience and leadership both financing and operating public and private companies. Mr. Lilly’s knowledge of the Company and extensive experience in the capital markets are crucial to the evaluation of our operational performance and financial goals.

Other Members of Investment Committee

Jeffrey A. Dombcik. Mr. Dombcik joined Triangle in February 2007. Prior to joining us, Mr. Dombcik was a managing director and co-founder of South Franklin Street Partners, an SBIC focused on providing junior capital to middle market companies. Prior to co-founding South Franklin Street Partners in 2003, Mr. Dombcik served as Executive Vice President and Partner of Edgewater Capital Partners, L.P., a private equity investment firm focused on the acquisition of middle market companies. Mr. Dombcik also served as a senior vice president of investment banking for McDonald Investments, Inc., a wholly owned subsidiary of Key Corp., and vice president of Brown, Gibbons, Lang & Company L.P., a middle market investment bank with offices in Chicago and Cleveland. Mr. Dombcik is a graduate of Miami University and John Carroll University.

Cary B. Nordan. Mr. Nordan joined Triangle in 2004. Prior to that, Mr. Nordan served as Vice President with BB&T Asset Management (BB&T Funds), a $14 billion mutual fund complex. He was responsible for research, valuation and portfolio management with a specific focus on small-cap equities. Preceding his employment with BB&T Asset Management, he worked in corporate finance with Stanford Keene, Inc., an investment bank specializing in the technology industry, and Nuance Capital Group, LLC, an advisory firm to private companies. Prior to that, Mr. Nordan served as an Analyst and Associate in the corporate finance group of Trident Securities, a subsidiary of McDonald Investments, where he specialized in investment banking and advisory services to lower- and middle-market financial institutions throughout the United States. Mr. Nordan holds a BSBA, magna cum laude, from Appalachian State University and an MBA from Duke University. Mr. Nordan is a CFA charterholder and former member of the Board of Directors for the CFA North Carolina Society.

David F. Parker. Mr. Parker joined Triangle in 2002. Prior to that, Mr. Parker was a partner in Crimson Capital Company, a Greensboro, North Carolina private investment banking firm that specialized in management buyouts of middle market companies in a variety of industries. Before joining Crimson, Mr. Parker was Vice-President and Treasurer at Marion Laboratories, Inc., a Fortune 500 pharmaceutical company, where Mr. Parker was responsible for Marion’s public and private financings, venture capital investments, divestitures, and investor communications. Before working at Marion Laboratories, Mr. Parker worked six years as Vice-President and Director of Private Placements at J. Henry Schroder Corp, a position that followed three years at Kidder, Peabody & Co., on its private placement desk. Mr. Parker began his career in 1971 at Shearson, Hammill & Co. in New York. Mr. Parker is a graduate of North Carolina State University and Harvard Business School.

Douglas A. Vaughn. Mr. Vaughn joined Triangle in February 2008. Prior to joining us, Mr. Vaughn was President and a Director of VIETRI, Inc., America’s largest importer, distributor and marketer of handmade Italian ceramic and home décor items. Prior to his eight years at VIETRI, Inc., Mr. Vaughn advised business owners and managers, including private equity funds, on strategic initiatives including acquisitions and corporate finance — first as a Senior Consultant at Deloitte Consulting and later as a Partner at Chatham Partners. Prior to that, Mr. Vaughn served in management roles for Sara Lee Corporation. Mr. Vaughn holds a BA from the University of Virginia and an MBA from The University of North Carolina’s Kenan-Flagler School of Business.

Meetings of the Board of Directors and Committees

During 2010, our Board of Directors held five Board meetings. Our Board of Directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and an investment committee. Each of the audit committee, compensation committee and nominating and corporate governance committee operates pursuant to a charter, each of which is available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com, and is also available in print to any stockholder who requests a copy. All directors attended at least 98% of the aggregate number of meetings of the Board and of the respective committees on which they served. We expect each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders. Seven of our eight directors attended our 2010 Annual Meeting of Stockholders.

We have designated Simon B. Rich, Jr. as the presiding director of all executive sessions of non-employee directors. Executive sessions of non-employee directors are held each board meeting. Stockholders may communicate with Mr. Rich by writing to: Board of Directors, Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.

Audit Committee

We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The audit committee is responsible for compliance with legal and regulatory requirements, selecting our independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with our independent registered public accounting firm, approving professional services provided by our independent registered public accounting firm, reviewing the independence of our independent registered public accounting firm, reviewing the integrity of the audits of the financial statements and reviewing the adequacy of our internal accounting controls.

Our Board of Directors adopted the Audit Committee Charter on January 31, 2007. The Audit Committee Charter is publicly available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com.

The members of the audit committee are Messrs. Goldstein, Rich and Smith, each of whom is independent for purposes of Section 2(a)(19) of the 1940 Act and the NYSE corporate governance listing standards. Mr. Goldstein serves as the chairman of the audit committee. Our Board of Directors has determined that Mr. Goldstein is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Exchange Act. Mr. Goldstein meets the current independence requirements of Rule 10A-3 of the Exchange Act, NYSE listing standards, and, in addition, is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our audit committee held five meetings during 2010.

Compensation Committee

The compensation committee is appointed by the Board to discharge its responsibilities relating to the compensation of our executive officers and other key employees. The compensation committee has the responsibility for recommending appropriate compensation levels for our executive officers, evaluating and approving executive officer compensation plans, policies and programs, reviewing benefit plans for executive officers and other employees and producing an annual report on executive compensation for inclusion in our proxy statement. The compensation committee may form and delegate any of its responsibilities to a subcommittee so long as such subcommittee is solely composed of one or more members of the compensation committee. The Compensation Committee Charter is available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com.

Members of our compensation committee review annually and approve goals and objectives relevant to our executive officers’ compensation, including annual performance objectives. They evaluate annually the performance of the chief executive officer and other executive officers, and recommend to the independent directors of the Board the compensation level for each such person based on this evaluation. They review on a periodic basis our executive compensation programs to determine whether they are properly coordinated and achieve their intended purposes. They review and recommend to the Board for approval any changes in incentive compensation plans and equity-based compensation plans. The members of the compensation committee review and approve all equity-based compensation plans of Triangle, whether or not final approval rests with the Company’s stockholders, and grant equity-based awards pursuant to such plans in compliance with the 1940 Act. They review and approve employment agreements and any special supplemental benefits or perquisites for our executive officers. They review broadly employee compensation strategies, including salary levels and ranges and employee fringe benefits, in conjunction with compensation consultants.

In determining executive compensation levels for our executive officers, the compensation committee meets at least annually with management, and may meet with independent compensation consultants, in order to determine whether current methods of executive compensation are effective in achieving Triangle’s short and long term strategies. The compensation committee, in conjunction with a compensation consultant if necessary, will analyze the compensation of executive officers and directors of other BDCs in order to establish the compensation levels necessary to attract and retain quality executive officers and investment professionals. In 2010, the compensation committee engaged McLagan, an independent compensation consultant, to advise the compensation committee on these matters. For more information regarding the role of Triangle’s management in determining compensation, please see the discussion in “Compensation of Directors and Executive Officers — Executive Compensation — Establishing Compensation Levels — Role of the Compensation Committee and Management.”

The members of the compensation committee are Messrs. Dunwoody, Goldstein and Smith, each of whom is independent for purposes of Section 2(a)(19) the 1940 Act and the NYSE corporate governance listing standards. Mr. Smith serves as the chairman of the compensation committee. Our compensation committee held two meetings during 2010.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee’s policy is to consider nominees properly recommended by our stockholders in accordance with our charter, bylaws and applicable law.

In considering possible candidates for nomination, the nominating and corporate governance committee will consider certain factors including whether the composition of the Board contains a majority of independent directors as determined by the NYSE standards and the 1940 Act, the candidate’s character and integrity, whether the candidate possesses an inquiring mind, vision and the ability to work well with others, conflicts of interest interfering with the proper performance of the responsibilities of a director, a candidate’s experience and what type of diversity he or she brings to the Board, whether the candidate has sufficient time to devote to the affairs of Triangle, including consistent attendance at Board and committee meetings and advance review of materials and whether each candidate can be trusted to act in the best interests of us and all of our stockholders.

The Nominating and Corporate Governance Committee Charter is publicly available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com.

The members of the nominating and corporate governance committee are Messrs. Gambill, Rich and Smith, each of whom is independent for purposes of Section 2(a)(19) the 1940 Act and the NYSE corporate governance listing standards. Mr. Rich serves as the chairman of the nominating and corporate governance committee. Our nominating and corporate governance committee held one meeting during 2010.

Investment Committee

Our investment committee is responsible for all aspects of our investment process. The members of the Triangle Capital Corporation investment committee are Messrs. Tucker, Burgess, Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, Cary B. Nordan and David F. Parker. Triangle SBIC has a separate investment committee that is responsible for all aspects of our investment process relating to investments made by Triangle SBIC and Triangle SBIC II has an investment committee that is responsible for all aspects of our investment process relating to investments made by Triangle SBIC II. The members of the Triangle SBIC investment committee are also Messrs. Tucker, Burgess, Lilly, Dombcik, Vaughn, Nordan and Parker. The members of the Triangle SBIC II investment committee are Messrs. Tucker, Burgess, Lilly, Dombcik, Vaughn and Nordan. For purposes of the discussion herein, any reference to the “investment committee” refers to the investment committees of Triangle Capital Corporation, Triangle SBIC and Triangle SBIC II.

Our investment committee generally meets once a week but also meets on an as needed basis depending on transaction volume. Our investment committee is involved in all significant stages of the investment process, including, origination, due diligence and underwriting, approval, documentation and closing, and portfolio management and investment monitoring.

Communication with the Board of Directors

Stockholders with questions about Triangle Capital Corporation are encouraged to contact Steven C. Lilly, at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, (919) 719-4770. However, if stockholders feel their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to: Triangle Capital Corporation Board of Directors, c/o Simon B. Rich, Jr., 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612. In addition, stockholders may communicate with us by clicking “Contact IR” on the Investor Relations section of our website at the following URL: http://ir.tcap.com. All stockholder communications received by our corporate secretary in this manner will be delivered to one or more members of the Board of Directors.

Corporate Leadership Structure

Mr. Tucker serves jointly as the Chairman of our Board of Directors and President and Chief Executive Officer. In addition, we have designated Mr. Rich as our lead independent director to preside over all executive sessions of non-employee directors. We believe that consolidating our leadership structure without an independent chairman provides an efficient and effective management model which fosters direct accountability, effective decision-making and alignment of corporate strategy between our Board of Directors and management. Mr. Tucker is, and Mr. Rich is not, an “interested person” as defined Section 2(a)(19) of the 1940 Act.

Oversight of Risk Management

On behalf of the Board of Directors, the Audit Committee oversees our enterprise risk management function. To this end, the Audit Committee meets at least annually (i) as a committee to discuss the Company’s risk management guidelines, policies and exposures and (ii) with our independent auditors to review our internal control environment and other risk exposures. Additionally, on behalf of the Board of Directors, the Compensation Committee oversees the management of risks relating to our executive compensation program and other employee benefit plans. In fulfillment of its duties, the Compensation Committee reviews at least annually our executive compensation program and meets regularly with our chief executive officer to understand the financial, human resources and stockholder implications of all compensation decisions. The Audit Committee and the Compensation Committee each report to the Board of Directors on a quarterly basis to apprise the Board of Directors regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

Compliance Policies and Procedures

In accordance with the 1940 Act, we have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, and we review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. In addition, we have designated Mr. Lilly as our Chief Compliance Officer. As such, Mr. Lilly is responsible for administering our compliance program and meeting with our Board of Directors at least annually to assess its effectiveness.

Code of Business Conduct and Ethics and Corporate Governance Guidelines

We have adopted a code of business conduct and ethics and corporate governance guidelines covering ethics and business conduct. These documents apply to our directors, officers and employees. Our code of business conduct and ethics and corporate governance guidelines are available on the Investor Relations section of our website at the following URL: http://ir.tcap.com. We will report any material amendments to or waivers of a required provision of our code of conduct and/or corporate governance guidelines on our website and/or in a Current Report on Form 8-K.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The compensation table below sets forth compensation that our independent directors earned during the year ended December 31, 2010. Our interested directors are not compensated for their service as Board members.

Name	Year	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation	Total
W. McComb Dunwoody	2010	$9,750	$30,000	—	$39,750
Mark M. Gambill	2010	$11,000	$30,000	—	$41,000
Benjamin S. Goldstein	2010	$30,000	$30,000	—	$60,000
Simon B. Rich, Jr.	2010	$22,000	$30,000	—	$52,000
Sherwood H. Smith, Jr.	2010	$26,000	$30,000	—	$56,000

(1)	Grant date fair value of restricted stock awards granted to each non-employee director on May 5, 2010. SEC disclosure rules require reporting of the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

Director Fees

In 2010, each of our directors who were not one of our employees or an employee of our subsidiaries earned an annual fee of $30,000 worth of restricted stock in Triangle, calculated based on the share price of our common stock as of the close of the Nasdaq Global Market on May 5, 2010, the date of grant. Based on this calculation, each of our independent directors received 2,089 shares of restricted stock, which vested on May 5, 2011.

In addition, independent directors received a fee of $2,500 for each Board meeting attended in person and $1,250 for each Board meeting attended by conference telephone or similar communications equipment; audit committee members receive a fee of $1,500 for each audit committee meeting attended in person and $750 for each audit committee meeting attended by conference telephone or similar communication equipment; and members of our compensation committee and nominating and corporate governance committee receive a fee of $1,000 for each committee meeting attended in person and $500 for each committee meeting attended by conference telephone or similar communication equipment. Finally, our audit committee chairman receives an annual fee of $10,000, and each of our compensation committee and nominating and corporate governance committee chairmen received an annual fee of $5,000 for their services as chairmen of their respective committees. The Director Compensation Table above takes into account all changes in director compensation made during the 2009 fiscal year. We also reimbursed our independent directors for all reasonable direct out-of-pocket expenses incurred in connection with their service on the Board. Directors who are also our employees or employees of our subsidiaries did not receive compensation for their services as directors.

To continue our ability to attract and retain highly-qualified individuals to serve as directors, the compensation committee sought to make our director compensation more comparable to director compensation paid by a peer group of internally managed BDCs. To this end, at the January and February 2011 meetings of the Board of Directors and its constituent committees, the compensation committee approved an increase in the cash component of the compensation paid to our non-employee directors. Beginning in 2011, each of our non-employee directors will receive an additional annual retainer of $20,000 in cash for their service on the Board. This annual retainer will be in addition to the compensation currently paid to our non-employee directors.

Non-Employee Director Equity Compensation

Our Board of Directors and sole stockholder approved Triangle’s 2007 Equity Incentive Plan, or the Original Plan, effective February 13, 2007, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. During our fiscal year ended December 31, 2007, no equity incentive awards were granted under the Original Plan, in part due to certain 1940 Act restrictions which disallow the issuance of certain types of compensation to a business development company’s employees and non-employee directors without having first obtained exemptive relief. In 2007, we filed a request with the Securities and Exchange Commission, or the SEC, for such exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors. On March 18, 2008 we received an order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors pursuant to the terms of the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan, or the Amended and Restated Plan, and as otherwise set forth in the exemptive order. In 2008, our Board approved, and at the 2008 Annual Stockholders Meeting the stockholders voted to approve, the Amended and Restated Plan. During our fiscal year ended December 31, 2010, we granted restricted share awards to our officers, directors and key employees as compensation related to performance in 2009.

The following is a summary of the material features of the Amended and Restated Plan. It may not contain all of the information important to you. The Amended and Restated Plan includes provisions allowing the issuance of restricted stock to all key employees and directors. Restricted stock refers to an award of stock that is subject to forfeiture restrictions and may not be transferred until such restrictions have lapsed. The Amended and Restated Plan will also allow us to issue options to our key employees in the future should our Board and compensation committee choose to do so.

Under the Amended and Restated Plan, up to 900,000 shares of our common stock are authorized for issuance. Participants in the Amended and Restated Plan who are employees and employee directors may receive awards of options to purchase shares of common stock or grants of restricted stock, as determined by the Board. Participants who are non-employee directors may receive awards of restricted stock in accordance with certain parameters as discussed below. The basis of such participation is to provide incentives to our employees and directors in order to attract and retain the services of qualified professionals.

Options granted under the Amended and Restated Plan entitle the optionee, upon exercise, to purchase shares of common stock at a specified exercise price per share. Options must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant, subject to forfeiture provisions as determined by the Board. The exercise period of each stock option awarded will expire on a date determined by the Board, such date to be specified in the stock option award agreement; however, the Plan also states that no stock option award will be exercisable after the expiration of ten years from the date such stock option was granted.

The Amended and Restated Plan permits the issuance of restricted stock to employees and directors consistent with such terms and conditions as the Board shall deem appropriate, subject to the limitations set forth in the plan. With respect to awards issued to our employees and officers, the Board will determine the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.

The Amended and Restated Plan provides that our non-employee directors each receive an automatic grant of restricted stock at the beginning of each one-year term of service on the Board, for which forfeiture restrictions lapse one year from the grant date. The number of shares granted to each non-employee director in 2010 was the equivalent of $30,000 worth of shares, taken at the market value at the close of the Nasdaq Global Market on the date of grant, which historically has been the date of our annual stockholders meeting. The grants of restricted stock to non-employee directors under the Amended and Restated Plan will be automatic (that is, the grants will equal $30,000 worth of restricted stock each year), and the terms thereunder will not be changed without SEC approval. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.

On December 9, 2010, we began trading our common stock on the NYSE. Accordingly, our Board of Directors has delegated administration of the Amended and Restated Plan to its compensation committee, currently comprised solely of three (3) independent directors who are independent pursuant to the listing requirements of the NYSE. Our Board may abolish such committee at any time and revest in our Board the administration of the Amended and Restated Plan. Our Board administers the Amended and Restated Plan in a manner that is consistent with the applicable requirements of the NYSE and the exemptive order.

EXECUTIVE COMPENSATION

General

In 2010, our senior management team consisted of Garland S. Tucker, Brent P.W. Burgess and Steven C. Lilly. We refer to these three officers in 2010 as our named executive officers, or NEOs. Each of our NEOs entered into employment agreements with us in 2007 for two-year terms, was compensated according to the terms of such agreements, which are described herein, and each employment agreement expired on February 20, 2009. In February 2009, upon determination by our compensation committee that it would be in the best interests of the Company and its stockholders for the Company to operate without employment agreements, we requested that our NEOs waive all notice requirements pursuant to their employment agreements and agree not to renew them on a going-forward basis in 2009. After consideration, Messrs. Tucker, Burgess, and Lilly agreed with our compensation committee, voluntarily waiving their notice rights as to the renewal of their employment agreements. As a result, since February 21, 2009, none of our employees is party to an employment agreement with us. Each executive officer continues to be paid a base salary and is eligible to receive cash bonuses and equity incentives in the discretion of our Board of Directors and compensation committee.

Our executive compensation program is designed to encourage our executive officers to think and act like stockholders of the Company. The structure of the NEOs’ employment agreements and our incentive compensation programs were designed to encourage and reward the following:

•	sourcing and pursuing attractively priced investment opportunities in all types of securities of lower middle market privately-held companies;

•	participating in comprehensive due diligence with respect to our investments;

•	ensuring we allocate capital in the most effective manner possible; and

•	working efficiently and developing relationships with other professionals.

Our compensation committee reviewed and approved all of our compensation policies for 2009.

We completed our initial public offering, or IPO, in February 2007. As our first four years of operation as a publicly traded business development company, or BDC, 2007, 2008, 2009 and 2010 represented a period of constant development and growth for us, and we worked to create an executive compensation program that would effectively achieve our desired objectives stated above. We intend to continue the process of aligning executive compensation and our goals in 2011.

As a BDC, we must comply with the requirements of the 1940 Act. The 1940 Act imposes certain limitations on the structure of our compensation programs, including limitations on our ability to issue certain equity-based compensation to our employees and directors. In 2008, we received an exemptive order from the

SEC which permits us to issue restricted share awards as part of the compensation packages for our employees and directors. In 2008, we revised our 2007 Equity Incentive Plan in accordance with the SEC’s comments. Our Board has approved the Amended and Restated Plan and our stockholders voted to approve the Amended and Restated Plan at our 2008 Annual Meeting of Stockholders.

Executive Compensation Policy

In 2010, we compensated our NEOs through a combination of base salary, cash bonuses and restricted stock awards. Our integration of restricted stock awards into our overall compensation philosophy is designed to make us competitive with comparable employers and to align management’s incentives with the long-term interests of our stockholders. In allocating among these elements the compensation committee believes that the compensation of our NEOs should be based predominately on company and individual performance.

Overview

Our performance-driven compensation policy consists of the following three components:

•	Base salary;

•	Annual cash bonuses; and

•	Long-term compensation pursuant to our equity incentive plan.

We designed each NEO’s compensation package to appropriately reward the NEO for his contribution to the Company. Our compensation philosophy has not historically been, and going forward will not be, a mechanical process, and our compensation committee will continue to use its judgment and experience, working in conjunction with our chief executive officer and an independent compensation consultant, to determine the appropriate mix of compensation for each individual. Cash compensation consisting of base salary and discretionary cash bonuses tied to achievement of performance goals set by the compensation committee are intended to incentivize NEOs to remain with us in their roles and work hard to achieve our goals. Stock-based compensation in the form of restricted stock was awarded based on individual performance expectations set by the compensation committee.

Establishing Compensation Levels

Role of the Compensation Committee and Management

As set forth in the Compensation Committee Charter, our compensation committee’s primary responsibility is to evaluate the compensation of our executive officers and assure that they are compensated effectively and in a manner consistent with our stated compensation objectives. The compensation committee also periodically reviews our corporate goals and objectives relevant to executive compensation, our executive compensation structure to ensure that it is designed to achieve the objectives of rewarding the company’s executive officers appropriately for their contributions to corporate growth and profitability and our other goals and objectives. At least annually, the compensation committee will evaluate the compensation of our executive officers and determine the amounts and individual elements of total compensation for executive officers consistent with our corporate goals and objectives and will communicate to stockholders the factors and criteria on which the executive officers’ compensation is based, including the relationship of our performance to the executive officers’ compensation. With respect to the compensation of our executive officers other than the chief executive officer, the committee works with the chief executive officer to conduct these reviews. The committee will also periodically evaluate the terms and administration of our annual and long-term incentive plans, including equity compensation plans, to ensure that they are structured and administered in a manner consistent with our goals and objectives as to participation in such plans, target annual incentive awards, corporate financial goals, actual awards paid to executive officers, and total funds allocated for payment under the compensation plans.

Assessment of Market Data

To assess the competitiveness of our executive compensation levels, we developed a comparative group of internally managed BDCs and performed comprehensive analyses of competitive performance and compensation levels. In 2010, this comparative group included the following: Capital Southwest Corporation; Fifth Street Finance Corp.; Hercules Technology Growth Capital, Inc.; Kohlberg Capital Corporation; Main Street Capital Corporation; MCG Capital Corporation; Medallion Financial Corp.; and Utek Corporation. The compensation committee also reviewed relevant data for a group of externally managed BDCs.

Our analysis centered around key elements of compensation practices within the BDC industry in general and, more specifically, compensation practices at internally managed BDCs closer in asset size, typical investment size, typical investment type, market capitalization, and general business scope to our Company. Items we reviewed included, but were not necessarily limited to, base compensation, bonus compensation and restricted stock awards. In addition to actual levels of compensation, we also analyzed the approach other BDCs were taking with regard to their compensation practices. Items we reviewed included, but were not necessarily limited to, the targeted mix of cash and equity compensation, the use of a third party compensation consultant, and certain corporate and executive performance measures established to achieve total returns for stockholders.

Although each of the comparative companies is not exactly comparable in size, scope and operations, the compensation committee believes that they were the most relevant comparable companies available with disclosed executive compensation data, and they provide a good representation of competitive compensation levels for our executives.

Assessment of Company Performance

We believe that the alignment of (i) a company’s business plan, (ii) its stockholders expectations and (iii) its employee compensation is essential to long term business success in the interest of our stockholders and employees. We typically make three to seven year investments in privately held businesses. Our business plan involves taking on investment risk over an extended period of time, and a premium is placed on our ability to maintain stability of net asset values and continuity of earnings to pass through to stockholders in the form of recurring dividends. Our strategy is to generate income and capital gains from our portfolio of investments in the debt and equity securities of our customers. This income supports the payment of dividends to our stockholders. Therefore, a key element of our return to stockholders is in the form of current income through the payment of dividends. This recurring payout requires a methodical asset acquisition approach and active monitoring and management of our investment portfolio over time. A meaningful part of our employee base is dedicated to the maintenance of asset values and expansion of this recurring revenue to support and grow dividends.

Compensation Determination

We analyzed the competitiveness of the previously described components of compensation individually, as well as in total, as compared to a peer group of internally managed BDCs. Also, we reviewed compensation practices of other externally managed BDCs. The Company has performed very favorably based on such comparisons.

Classes of Executive Compensation

Base salary

Base salary is used to recognize particularly the experience, skills, knowledge and responsibilities required of the executive officers in their roles. In establishing the 2010 base salaries of the NEOs, the compensation committee and management considered a number of factors including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual and the base salary of the individual in 2009. In addition, we considered the base salaries paid to comparably situated executive officers in other BDCs and other competitive market practices. Finally, we used a compensation consultant in order to get an objective third party expert’s insight into our NEOs’ base salaries.

The salaries of the NEOs are reviewed on an annual basis, as well as at the time of promotion or other changes in responsibilities. The leading factors in determining increases in salary level are relative cost of living and competitive pressures.

Determination of 2010 Annual Base Salary

The compensation committee annually reviews the base salary for each of our executive officers and determines whether or not to adjust it in its sole discretion. Increases to base salary are awarded to recognize levels of responsibilities and related individual performance, and to address changes in the external competitive market for a given position.

Mr. Tucker was paid an annual base salary of $317,500 as of December 31, 2010. Mr. Tucker’s base salary recognizes his overall responsibility for the Company and his continued leadership which enabled us to achieve the majority of our operational and financial objectives in 2009.

Mr. Burgess was paid an annual base salary of $275,000 as of December 31, 2010. Mr. Burgess’ base salary recognizes his lead role in managing all investment activity of the Company, including marketing, structuring, closing and monitoring portfolio company investments.

Mr. Lilly was paid an annual base salary of $250,000 as of December 31, 2010. Mr. Lilly’s base salary recognizes his lead role in managing all financial aspects of our Company, including his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s base salary also reflected his service as our Company’s Chief Compliance Officer.

Annual Cash Bonuses

We pay annual cash bonuses to reward corporate and individual achievements for the prior fiscal year. We determined that annual cash bonuses will be based on the compensation committee’s discretionary assessment of the Company’s and the NEO’s performance, with recommendations from the chief executive officer for NEOs other than himself. For 2010, NEOs were eligible for cash bonuses, ranging from 0% to up to 100.0% of their highest annual rate of base salary, depending on the NEO’s position. Performance achievements which were considered in the determination of cash bonuses for fiscal 2010 include individual performance and Company performance (based upon a comparison of actual performance to budgeted performance).

Determination of Annual Cash Bonuses

Cash bonuses for 2010 were paid in February of 2011 and were typically determined as a percentage of each employee’s salary, based on individual performance and each employee’s level within the Company. Our NEOs’ annual cash bonuses paid for performance in 2010 are disclosed in the bonus column of the Summary Compensation Table. All of our NEOs’ cash bonuses earned during 2010 were determined based on performance goals adopted by the compensation committee. The potential bonus ranges for each of our NEOs are presented below, as well as the actual percentage of bonuses paid as compared to salary paid in 2010 for each of our NEOs:

NEO	Minimum Performance % of 2010 Salary	Target Performance % of 2010 Salary	Actual % of 2010 Salary Awarded(1)
Garland S. Tucker, III	0%	100.0%	100.0%
Brent P.W. Burgess	0%	100.0%	100.0%
Steven C. Lilly	0%	100.0%	100.0%

(1)	Bonus calculations are based on each NEO’s salary as of December 31, 2010.

All of our NEOs’ cash bonuses for 2010 were determined based on the compensation committee’s analysis of certain individual performance-based elements including how efficiently capital was deployed and the establishment of meaningful operational policies and procedures, including but not limited to, portfolio valuation, portfolio monitoring processes, asset management processes, transaction monitoring processes and maintaining appropriate dividend payouts to stockholders.

Mr. Tucker was paid an annual cash bonus of $317,500 for 2010, which is a $52,500 decrease from his annual cash bonus for 2009. Mr. Tucker’s cash bonus reflects his overall responsibility for the Company and his continued leadership in 2010, which enabled us to achieve the majority of our operational and financial objectives.

Mr. Burgess was paid an annual cash bonus of $275,000 for 2010, which is a $35,000 decrease from his annual cash bonus for 2009. Mr. Burgess’ cash bonus reflects his ability to manage the Company’s investment process, including sourcing new investments, monitoring our portfolio and guiding all of the investments we made during 2010 to a successful closing on terms we believe will be favorable to the Company.

Mr. Lilly was paid an annual cash bonus of $250,000 for 2010, which is a $10,000 decrease from his annual cash bonus for 2009. Mr. Lilly’s cash bonus reflects his lead role in managing all financial aspects of our Company, including his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s cash bonus also reflected his service as our Chief Compliance Officer during 2010.

Long Term Incentive Compensation

General

Our Board of Directors adopted the Amended and Restated Plan in order to provide stock-based awards as incentive compensation to our employees and non-employee directors. Since our IPO, our compensation committee has chosen to utilize shares of our restricted stock, rather than stock options or other equity-based incentive compensation, as its long term incentive compensation strategy.

We use stock-based awards to (i) attract and retain key employees, (ii) motivate our employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable our employees to participate in our long-term growth and (iv) link our employees’ compensation to the long-term interests of our stockholders. The compensation committee has been delegated exclusive authority by our Board of Directors to select the persons to receive stock-based awards. At the time of each award granted to each NEO, the compensation committee determines the terms of the award in its sole discretion, including their performance period (or periods) and the performance objectives relating to the award.

Options

Since our IPO, our compensation committee has not utilized options to purchase our common stock as a form of compensation to our NEOs and other employees. As such, we did not grant any stock options to our employees in 2010.

Our compensation committee may, however, in its sole discretion (upon delegation by the Board) grant our employees options to purchase our common stock (including incentive stock options and non-qualified stock options). We expect that, if granted, options will represent a fixed number of shares of our common stock, will have an exercise, or strike, price equal to the fair market value of our common stock on the date of such grant, and will be exercisable, or “vested,” at some later time after grant. Upon any stock option grant, its exercise price will not be changed absent specific SEC approval that we may do so. The “fair market value” will be defined as either (i) the closing sales price of the our common stock on the NYSE, or any other such exchange on which the shares are traded, on such date, (ii) in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported or (iii) in the event there is no public market for the shares on such date, the fair market value as determined, in good faith, by our Board in its sole discretion (which will in no event will be less than the net asset value of such shares of common stock on such date), and for purposes of a sale of a share of common stock as of any date, the actual sales price on that date. Some stock options granted by our compensation committee may vest simply by the holder remaining with the Company for a period of time, and some may vest based on meeting certain performance goals. We anticipate that our options, if granted in the future, will be valued for financial reporting purposes using the Black Scholes valuation method, and charges to earnings will be taken over the relevant service period pursuant to FASB ASC Topic 718, Stock Compensation (formerly Statement of Accounting Standards No. 123R, Share-Based Payment).

Specific performance factors that the compensation committee may consider in determining the vesting of options may include individual employee performance objectives such as work ethic, business development, proficiency and overall contribution to the Company.

Restricted Stock

Upon obtaining the requisite exemptive relief from the SEC in 2008, our compensation committee has utilized restricted shares of our common stock as the sole form of equity-based incentive compensation to our NEOs and other employees.

Generally BDCs, such as us, may not grant shares of their stock for services without an exemptive order from the SEC. In 2007, we filed a request with the SEC for exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors. On February 6, 2008, the Board voted to approve the Amended and Restated Plan and to recommend approval of the Amended and Restated Plan by stockholders, subject to an order from the SEC granting exemptive relief. On March 18, 2008, we received an order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors, subject to certain restrictions. As such, we were able to begin the implementation of our long-term compensation strategies through granting restricted stock to our non-employee directors, NEOs and other key employees in 2008 and continued to do so in 2009 and 2010. We have complied with each condition required by the SEC’s exemptive order, as amended.

The Amended and Restated Plan allows our Board (and compensation committee, after delegation of administrative duties) to grant shares of restricted stock to our employees. Each restricted stock award is for a fixed number of shares as set forth in an award agreement between the grantee and us. Award agreements set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights.

Determination of Restricted Stock Awards

Specific performance factors that the compensation committee considered in determining the granting of restricted stock in 2010 included individual employee performance objectives such as work ethic, proficiency and overall contribution to the Company during our fiscal year ended December 31, 2009. The amount of restricted stock awarded to each of our executive officers is unrelated to the number of shares we may sell below net asset value. Restricted stock is issued to employees under our Amended and Restated Plan, pursuant to which we have reserved a total of 900,000 shares of common stock for issuance.

Mr. Tucker was awarded 30,833 shares of restricted stock in 2010, which is an increase of 1,651 shares of restricted stock from that which was granted to him in 2009. This award reflects Mr. Tucker’s leadership during 2009, which enabled us to achieve the majority of our operational and financial objectives. Mr. Tucker’s performance during this time period was vital to our Company’s success.

Mr. Burgess was awarded 26,667 shares of restricted stock in 2010, which is an increase of 3,031 shares of restricted stock from that which was granted to him in 2009. This award reflects Mr. Burgess’ leadership in implementing our investment strategy during 2009, including the expansion of our investment team, the deal sourcing of certain portfolio investments and guidance of each investment through our internal investment process from inception to closing.

Mr. Lilly was awarded 20,833 shares of restricted stock in 2010, which is a decrease of 258 shares of restricted stock from that which was granted to him in 2009. This award reflects Mr. Lilly’s role in managing all financial aspects of our Company, including his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s restricted stock award also reflected his service as our Chief Compliance Officer during 2010.

Tax and Accounting Considerations

Section 162(m) of the Code limits our deduction for U.S. federal income tax purposes to not more than $1 million of compensation paid to certain executive officers in a calendar year. Compensation above $1 million may be deducted if it is “performance-based compensation” as defined in the Code and the Treasury Regulations thereunder. Our compensation committee has not established a policy for determining which forms of incentive compensation awarded to our executive officers should be designated to qualify as “performance-based compensation” for U.S. federal income tax purposes. To maintain flexibility in compensating our executive officers in a manner designed to promote our objectives, the compensation committee has not adopted a policy that requires all compensation to be deductible. However, the compensation committee evaluates the effects of the compensation limits of Section 162(m) of the Code on all compensation it proposes to grant, and the compensation committee intends to provide all executive compensation in a manner consistent with our best interests and those of our stockholders. In 2010, none of our executive officers received compensation that would exceed the $1 million limit on deductibility under Section 162(m) of the Code.

In awarding restricted stock awards for performance in 2010, we accounted for share-based awards under the provisions of FASB ASC Topic 718, Stock Compensation (formerly Statement of Accounting Standards No. 123R, Share-Based Payment). ASC Topic 718 establishes accounting for stock-based awards exchanged for goods or services. Accordingly, stock-based compensation cost is measured at grant date, based on the fair value of the awards, and is recognized as an expense ratably over the requisite service period. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.

Conclusion

Our compensation policies are designed to fairly compensate, retain and motivate our NEOs. The retention and motivation of our NEOs should enable us to grow strategically and position ourselves competitively in our market.

EXECUTIVE OFFICER COMPENSATION

The respective compensation of our named executive officers in 2008, 2009 and 2010 was as follows:

Name	Principal Position		Year	Base Salary	Bonus	Restricted Stock Awards(1)		All Other Compensation		Total
Garland S. Tucker, III	CEO		2010	$304,375	$317,500	$365,063	(2)	$140,097	(3)	$1,127,035
			2009	$265,000	$370,000	$309,913	(4)	$109,254	(5)	$1,054,167
			2008	$265,000	$265,000	$245,020	(6)	$60,389	(7)	$835,409
Brent P.W. Burgess	CIO	(8)	2010	$266,250	$275,000	$315,737	(2)	$113,222	(3)	$970,209
			2009	$240,000	$310,000	$251,014	(4)	$85,568	(5)	$886,582
			2008	$240,000	$240,000	$221,900	(6)	$46,290	(7)	$748,190
Steven C. Lilly	CFO		2010	$247,500	$250,000	$246,663	(2)	$98,557	(3)	$842,720
			2009	$240,000	$260,000	$223,986	(4)	$81,187	(5)	$805,173
			2008	$240,000	$240,000	$221,900	(6)	$46,054	(7)	$747,954

(1)	The Company accounts for its equity-based compensation plan using the fair value method, as prescribed by ASC Topic 718, Stock Compensation (former Statement of Accounting Standards No. 123R, Share-Based Payment). Accordingly, for restricted stock awards, we measure the grant date fair value based upon the market price of our common stock on the date of the grant and amortize this fair value to compensation expense over the requisite service period or vesting term.

(2)	Grant date fair value of restricted stock awards granted during 2010.

(3)	Includes (i) value of benefits in the form of 401(k) contributions, health, life and disability insurance premiums paid by the Company in 2010 and (ii) value of dividends received or earned in 2010 in respect of each executive officer’s unvested restricted stock awards.

(4)	Grant date fair value of restricted stock awards granted during 2009.

(5)	Includes (i) value of benefits in the form of 401(k) contributions, health, life and disability insurance premiums paid by the Company in 2009 and (ii) value of dividends received or earned in 2009 in respect of each executive officer’s unvested restricted stock awards.

(6)	Grant date fair value of restricted stock awards granted during 2008.

(7)	Includes (i) value of benefits in the form of 401(k) contributions, health, life and disability insurance premiums paid by the Company in 2008 and (ii) value of dividends received or earned in 2008 in respect of each executive officer’s unvested restricted stock awards.

(8)	“CIO” stands for Chief Investment Officer.

Equity Incentive Plan

Our Board of Directors and sole stockholder approved Triangle’s 2007 Equity Incentive Plan, or the Original Plan, effective February 13, 2007, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. During our fiscal year ended December 31, 2007, no equity incentive awards were granted under the Original Plan, in part due to certain 1940 Act restrictions which disallow the issuance of certain types of compensation to a business development company’s non-employee directors and employees without having first obtained exemptive relief. In 2007, we filed a request with SEC for such exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors. On March 18, 2008 we received an order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors pursuant to the terms of the Amended and Restated Plan and as otherwise set forth in the exemptive order. In 2008, our Board approved, and the stockholders voted to approve, the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan, or the Amended and Restated Plan. During our fiscal years ended December 31, 2008, 2009 and 2010, we granted restricted share awards to our officers, directors and key employees in accordance with the Amended and Restated Plan.

The following is a summary of the material features of the Amended and Restated Plan. It may not contain all of the information important to you. The Amended and Restated Plan includes provisions allowing the issuance of restricted stock to all key employees and directors. Restricted stock refers to an award of stock that is subject to forfeiture restrictions and may not be transferred until such restrictions have lapsed. The Amended and Restated Plan will also allow us to issue options to our key employees in the future should our Board and compensation committee choose to do so.

Under the Amended and Restated Plan, up to 900,000 shares of our common stock are authorized for issuance. Participants in the Amended and Restated Plan who are employees may receive awards of options to purchase shares of common stock or grants of restricted stock, as determined by the Board. Participants who are non-employee directors may receive awards of restricted stock in accordance with certain parameters as discussed below. The basis of such participation is to provide incentives to our employees and directors in order to attract and retain the services of qualified professionals.

Options granted under the Amended and Restated Plan entitle the optionee, upon exercise, to purchase shares of common stock at a specified exercise price per share. Options must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant, subject to forfeiture provisions as determined by the Board. The exercise period of each stock option awarded will expire on a date determined by the Board, such date to be specified in the stock option award agreement; however, the Plan also states that no stock option award will be exercisable after the expiration of ten years from the date such stock option was granted.

The Amended and Restated Plan permits the issuance of restricted stock to employees and directors consistent with such terms and conditions as the Board shall deem appropriate, subject to the limitations set forth in the plan. With respect to awards issued to our employees, the Board will determine the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.

The Amended and Restated Plan provides that our non-employee directors each receive an automatic grant of restricted stock at the beginning of each one-year term of service on the Board, for which forfeiture restrictions lapse one year from the grant date. From 2008 forward, the grants of restricted stock to non-employee directors under the Amended and Restated Plan are automatic, that is, the grants will equal $30,000 worth of restricted stock each year, taken at the market value at the close of the NYSE on the date of grant, which historically has been the date of our annual stockholders meeting. The terms thereunder will not be changed without SEC approval. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.

Our Board of Directors has delegated administration of the Amended and Restated Plan to its compensation committee, currently comprised solely of three (3) independent directors who are independent pursuant to the listing requirements of the NYSE. Our Board may abolish such committee at any time and revest in our Board the administration of the Amended and Restated Plan. Our Board administers the Amended and Restated Plan in a manner that is consistent with the applicable requirements of the NYSE and the exemptive order.

The following tables and discussions thereunder provide information regarding the Amended and Restated Plan generally and the restricted stock awards granted to our executive officers in 2010:

Grants of Plan-Based Awards

Name	Grant Date	Stock Awards: Number of Shares of Stock		Grant Date Fair Value of Stock
Garland S. Tucker, III	February 4, 2010	30,833	(1)	$365,063
Brent P.W. Burgess	February 4, 2010	26,667	(1)	$315,737
Steven C. Lilly	February 4, 2010	20,833	(1)	$246,663

(1)	Consists of restricted stock which vests ratably over four years from the date of grant.

On February 4, 2010, the Board of Directors, upon recommendation of our compensation committee, approved grants of restricted stock awards to the Company’s executive officers as set forth above. All of these restricted shares of stock were valued at $11.84, the closing price of our common stock on the Nasdaq Global Market on February 4, 2010, the grant date. The restricted share awards granted to the executive officers vest ratably over four years from this grant date.

None of these shares of restricted Stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of prior to the their vesting date, and, except as otherwise determined by our Board or compensation committee at or after the grant of each executive officer’s award of restricted stock, any of the shares which have not fully vested will be forfeited, and all rights of the executive officer to such shares shall terminate, without further obligation on the part of Triangle, unless the executive officer remains employed with us for the entire vesting period relating to the restricted stock.

In addition, in accordance with the Amended and Restated Plan and each individual award agreement, any share of the Company’s stock distributed with respect to the restricted stock reflected in the table above is subject to the same ratable vesting restrictions, terms and conditions as the restricted stock awarded to each executive officer.

Outstanding Equity Awards at Fiscal Year-End 2010

Name	Number of Shares of Stock That Have Not Vested		Market Value of Shares of Stock That Have Not Vested(1)
Garland S. Tucker, III	63,747	(2)	$1,211,193
Brent P.W. Burgess	54,381	(3)	$1,033,239
Steven C. Lilly	46,639	(4)	$886,141

(1)	The values of the unvested common stock listed are based on a $19.00 closing price of our common stock as reported on the NYSE on December 31, 2010.

(2)	11,027 of the shares listed will vest ratably on May 7 of each year until May 7, 2012, 21,887 of the shares listed will vest ratably on February 4 of each year until February 4, 2013 and 30,833 of the shares listed will vest ratably on February 4 of each year until February 4, 2014, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

(3)	9,987 of the shares listed will vest ratably on May 7 of each year until May 7, 2012, 17,727 of the shares listed will vest ratably on February 4 of each year until February 4, 2013 and 26,667 of the shares listed will vest ratably on February 4 of each year until February 4, 2014, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

(4)	9,987 of the shares listed will vest ratably on May 7 of each year until May 7, 2012, 15,819 of the shares listed will vest ratably on February 4 of each year until February 4, 2013 and 20,833 of the shares listed will vest ratably on February 4 of each year until February 4, 2014, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

Potential Payments upon Termination or Change in Control

This section describes and quantifies the estimated compensation payments and benefits that would be paid to our NEOs upon the occurrence of each of the following triggering events:

•	termination upon death or disability (as defined in the Amended and Restated Plan);

•	occurrence of a change in control in the Company (as defined in the Amended and Restated Plan).

Effective February 2009, as a result of the determination by our compensation committee that it would be in the best interests of the Company and our stockholders for the Company to operate without employment agreements, none of our employees is party to an employment agreement with the Company. The information below describes those limited instances in which our NEOs would be entitled to payments or other benefits following a termination of employment and/or upon a change in control of Triangle without employment agreements. Our NEOs are “at will” employees and, except as otherwise described below, they are only entitled to payment of accrued salary and vacation time, on the same terms as provided to our other employees, upon any resignation, retirement or termination of employment, with or without cause. Except as otherwise noted below, the calculations below do not include any estimated payments for those benefits that we generally make available on the same terms to our full-time, non-executive employees in the United States.

The estimated payments below are calculated based on compensation arrangements in effect as of December 31, 2010 and assume that the triggering event occurred on such date. The estimated benefit amounts are based on a common stock price of $19.00, which was the closing price per share of our common stock on the NYSE on December 31, 2010. Our estimates of potential benefits are further based on the additional assumptions specifically set forth in the table below. Although these calculations are intended to provide reasonable estimates of potential compensation benefits, the estimated benefit amounts may differ from the actual amount that any individual would receive upon termination or the costs to Triangle associated with continuing certain benefits following termination of employment.

Stock Awards

	Termination for Cause		Termination from Death, from Disability or Occurrence of Change in Control
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Garland S. Tucker, III	—	—	63,747	$1,211,193
Brent P.W. Burgess	—	—	54,381	$1,033,239
Steven C. Lilly	—	—	46,639	$886,141

401(k) Plan

In 2010, we maintained a 401(k) plan in which all full-time employees who were at least 21 years of age were eligible to participate. Only full-time employees who are at least 21 years of age and have 90 days of service are eligible to participate and receive certain employer contributions. Eligible employees have the opportunity to contribute their compensation on a pretax salary basis into the 401(k) plan up to $16,500 for the plan year, and to direct the investment of these contributions. Plan participants who reach the age of 50 prior to or during the plan year are eligible to defer up to an additional $5,500 for the plan year.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

The 1940 Act prohibits certain transactions between us, Triangle SBIC, Triangle SBIC II, as well as our and their affiliates, without first obtaining an exemptive order from the SEC. We and Triangle SBIC initially filed a joint exemptive application with the SEC in 2007 and then received exemptive relief to our amended exemptive application in 2008. In 2010, we jointly filed with Triangle SBIC and Triangle SBIC II another amendment to the exemptive application requesting relief under various sections of the 1940 Act to permit us, as the BDC parent, Triangle SBIC, as a BDC and our SBIC subsidiary, and Triangle SBIC II, as our SBIC subsidiary, to operate effectively as one company for 1940 Act regulatory purposes. Specifically, the application requested relief for us, Triangle SBIC and Triangle SBIC II to (a) engage in certain transactions with each other, (b) invest in securities in which the other is an investor and engage in transactions with portfolio companies that would not otherwise be prohibited if we, Triangle SBIC and Triangle SBIC II were one company, (c) be subject to modified consolidated asset coverage requirements for senior securities issued by Triangle Capital Corporation along with Triangle SBIC and Triangle SBIC II as SBIC subsidiaries and (d) allow Triangle SBIC and Triangle SBIC II to file reports under the Exchange Act on a consolidated basis with Triangle Capital Corporation, the parent BDC. On October 22, 2010, the SEC issued an exemptive relief order approving our requests.

In addition, under current SEC rules and regulations, BDCs may not grant options or restricted stock to directors who are not officers or employees of the BDC. Similarly, under the 1940 Act, BDCs cannot issue stock for services to their executive officers and employees other than options, warrants and rights to acquire capital stock. In March 2008, we received an exemptive relief order from the SEC that (a) permits us to grant restricted stock to our independent directors as a part of their compensation for service on our Board and (b) permits us to grant restricted stock in exchange for or in recognition of services by our executive officers and employees.

For information regarding the amount of common stock owned by members of management, see “Control Persons and Principal Stockholders” below.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 3, 2011, by each of our executive officers and independent directors and all of our directors and executive officers as a group. As of March 3, 2011, we are not aware of any 5% beneficial owners of our common stock, nor are we aware of any person who controls us, “control” being defined as the beneficial ownership of more than 25% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 3, 2011. Percentage of beneficial ownership is based on 18,508,090 shares of common stock outstanding as of March 3, 2011. The business address of each person below is 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage of Class(2)	Dollar Range of Equity Securities Beneficially Owned(3)(4)
Executive Officers
Garland S. Tucker, III	215,805	(5)	1.2%	over $100,000
Brent P.W. Burgess	199,343	(6)	1.1%	over $100,000
Steven C. Lilly	141,086	(7)	*	over $100,000
Independent Directors:
W. McComb Dunwoody	140,833	(8)	*	over $100,000
Mark M. Gambill	2,206	(9)	*	$10,001 - $ 50,000
Benjamin S. Goldstein	18,827	(10)	*	over $100,000
Simon B. Rich, Jr.	31,279	(11)	*	over $100,000
Sherwood H. Smith, Jr.	66,645	(12)	*	over $100,000

All Directors and Executive Officers as a Group	816,024		4.4%	over $100,000

*	Less than 1.0%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.

(2)	Based on a total of 18,508,090 shares issued and outstanding as of March 3, 2011.

(3)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(4)	The dollar range of equity securities beneficially owned by our directors is based on a stock price of $19.50 per share as of March 3, 2011.

(5)	Includes 81,522 shares of restricted stock and 35,864 shares held by Mr. Tucker’s wife.

(6)	Includes 70,139 shares of restricted stock.

(7)	Includes 58,937 shares of restricted stock.

(8)	Includes 2,206 shares of restricted stock.

(9)	Includes 2,206 shares of restricted stock.

(10)	Includes 2,206 shares of restricted stock.

(11)	Includes 2,206 shares of restricted stock, 3,500 shares held by Mr. Rich’s wife and 525 shares held by Rich Farms, Inc.

(12)	Includes 2,206 shares of restricted stock and 29,088 shares held by Mr. Smith’s wife.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On June 13, 2011, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from net asset value (NAV) per share for a period of one year ending on the earlier of June 12, 2012 or the date of our 2012 annual meeting of stockholders. In order to sell shares pursuant to this authorization a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount. Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	the nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.

We will not sell shares under a prospectus supplement to the post-effective amendment to the registration statement of which this prospectus forms a part (the “current amendment”) if the cumulative dilution to the Company’s NAV per share from offerings under the current amendment exceeds 15%. This would be measured separately for each offering pursuant to the current amendment by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV at the time of the first offering is $15.00 and we have 30 million shares outstanding, sale of 6 million shares at net proceeds to us of $7.50 per share (a 50% discount) would produce dilution of 8.33%. If we subsequently determined that our NAV per share increased to $15.75 on the then 36 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 7.2 million shares at net proceeds to us of $9.45 per share, which would produce dilution of 6.67%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relative small amount of shares in the offering or a relatively large amount of shares in the offering;

•	new investors who become stockholders by purchasing shares in the offering.
Impact On Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below Net Asset Value or “NAV” per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%

Impact On Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who overparticipates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discounts increases.

The following table illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior table (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 200,000 shares) rather than its 1.0% proportionate share and (2) 150% of such percentage (i.e. 3,000 shares, which is 1.5% of an offering of 200,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Stockholder A	1.0%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share on Shares Held Prior to Sale)	$100,000	$108,421	—	$125,263	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,088)	—	$404	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	—	$9.64	—
Dilution/Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution / Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.32%

Impact On New Investors

Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first table above. The illustration is for a new investor who purchases the same percentage (1.0%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	—	500	—	1,000	—	2,000	—
Percentage Held by Investor A	—	0.05%	—	0.09%	—	0.17%	—
Total Asset Values
Total NAV Held by Investor A	—	$4,988	—	$9,909	—	$19,333	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,474	—	$16,842	—
Total Dilution / Accretion to Investor A (Total NAV Less Total Investment)	—	$(12)	—	$435	—	$2,491	—
Per Share Amounts
NAV per Share Held by Investor A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—
Dilution / Accretion per Share Held by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage Dilution / Accretion to Investor A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	4.60%	—	14.79%

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action will be required on the part of a registered stockholder to have his or her cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying The Bank of New York Mellon, the “Plan Administrator” and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, so long as our shares are trading at or above net asset value. If our shares are trading below net asset value, we intend to purchase shares in the open market in connection with our implementation of the plan. If we use newly issued shares to implement the plan, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the dividend payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and asked prices. If we purchase shares in the open market to implement the plan, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the average price per share for all shares purchased by the Plan Administrator in the open market in connection with the dividend. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. However, certain brokerage firms may charge brokerage charges or other charges to their customers. We will pay the plan administrator’s fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at https://www.bnymellon.com/shareowner/isd, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8015, or by calling the plan administrator at (866) 228-7201.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8015.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.001 per share, of which 18,569,856 shares were outstanding as of March 31, 2011. Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, distribution and voting privileges, except as described below, and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of our company, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Long-Term Debt

Debentures issued by our SBIC subsidiaries and guaranteed by the SBA generally have a maturity of ten years, require semi-annual payments of interest, do not require any principal payments prior to maturity, and, historically, were subject to certain prepayment penalties. Those prepayment penalties no longer apply as of September 2006. As of March 31, 2011, the maximum statutory limit on the dollar amount of outstanding SBA-guaranteed debentures that may be issued by a single SBIC was $150.0 million and $225.0 million for a group of SBICs under common control. As of March 31, 2011, Triangle SBIC has issued $140.5 million of SBA guaranteed debentures and has the current capacity to issue up to the statutory maximum of $150.0 million, subject to SBA approval. As of March 31, 2011, Triangle SBIC II has issued $75.0 million in face amount of SBA guaranteed debentures. The weighted average interest rate for all SBA guaranteed debentures as of March 31, 2011 was 4.80%.

Outstanding Securities

Set forth below are our outstanding classes of securities as of March 31, 2011.

Title of Class	Amount Authorized		Amount held by Company or for its Account	Amount Outstanding
Common Stock	150,000,000		—	18,569,856
SBA-Guaranteed Debentures	$225,000,000	(1)	—	$214,607,224

(1)	For more information regarding our limitations as to SBA guaranteed debenture issuances, see “Regulation — Small Business Administration Regulation” below.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which he or she is finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity. Our bylaws also require us, to the maximum extent permitted by Maryland law, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses incurred by any such indemnified person in advance of the final disposition of a proceeding.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have purchased directors’ and officers’ insurance policies covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Provisions of The Maryland General Corporation Law and Charter And Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Director Terms; Election of Directors

Our charter provides that the term of each director is one year unless and until the Board of Directors, acting by authority provided under Section 3-802 of the Maryland General Corporation Law, establishes staggered terms in the manner provided in Section 3-803 of the Maryland General Corporation Law. Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our charter and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter permits only as set forth in our bylaws or in the terms of any class or series of preferred stock). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who is a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of the Board of Directors or (2) provided that the meeting has been called in accordance with our bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meeting of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary to act upon any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of amendments to our charter and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75.0% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act, or Control Share Act, discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights, unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any class or series of stock, to one or more transactions occurring after the date of determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Control Share Acquisitions

The Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if our Board of Directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under the Maryland Business Combination Act, or the Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10.0% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Moreover, it does not apply to a corporation, such as us, registered under the 1940 Act as a closed-end investment company unless the board of directors adopts a resolution that the corporation will be subject to the Business Combination Act. Our Board of Directors has not adopted and does not presently intend to adopt such a resolution.

Subtitle 8

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Securities Exchange Act of 1934 and at least three independent directors to elect to be subject by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:

•	a classified board,

•	a two-thirds vote requirement for removing a director,

•	a requirement that the number of directors be fixed only by vote of the directors,

•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors and which the vacancy occurred and

•	a majority requirement for the calling of a special meeting of stockholders.

Pursuant to Subtitle 8, we have elected to provide that vacancies on our Board of Directors may be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred. Through provisions in our charter and bylaws unrelated to Subtitle 8, we already (a) require a two-thirds vote for the removal any director from the Board, (b) vest in the Board the exclusive power to fix the number of directorships and (c) require, unless called by our Board of Directors or certain of our officers, the request of stockholders entitled to cast a majority of the votes entitled to be cast on any matter that may properly be considered at a meeting of stockholders to call a special meeting.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

The 1940 Act generally requires that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets less liabilities not represented by indebtedness, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are cumulative or non-cumulative and participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. The dividend rate to be variable and determined for each dividend period.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in our best interests and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue additional debt securities in one or more series in the future that, if publically offered, will be under an indenture to be entered into between the Company and a trustee. The specific terms of each series of debt securities we publically offer will be described in the particular prospectus supplement relating to that series. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any events of default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination; and

•	any other material terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

DESCRIPTION OF OUR UNITS

As will be specified in the applicable prospectus supplement, we may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The prospectus supplement will describe:

•

the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.

We have no intention to issue third party securities as units in the foreseeable future. We will ensure that any issuance of third party securities other than U.S. Treasuries complies with SEC interpretive guidance.

The descriptions of the units and any applicable underlying security or pledge or depositary arrangements in this prospectus and in any prospectus supplement are summaries of the material provisions of the applicable agreements and are subject to, and qualified in their entirety by reference to, the terms and provisions of the applicable agreements, forms of which have been or will be filed as exhibits to the registration statement of which this prospectus forms a part.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or to investors in such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold shares of our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and do not intend to seek any ruling from the Internal Revenue Service, or the IRS, regarding any offer and sale of our common stock under this prospectus. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of our discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

For purposes of our discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner or member of the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation in Connection with Holding Securities other than our Common Stock

We intend to describe in any prospectus supplement related to the offering of preferred stock, units, debt securities, warrants or rights offerings to purchase our common stock or preferred stock, the U.S. federal income tax considerations applicable to such securities as will be sold by us pursuant to that prospectus supplement, including the taxation of any debt securities that will be sold at an original issue discount or acquired with market discount or amortizable bond premium and the tax treatment of sales, exchanges or retirements of our debt securities.

Election to be Taxed as a RIC

We have qualified and elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ended December 31, 2007. As a RIC, we generally are not subject to corporate-level U.S. federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the Annual Distribution Requirement. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gain in excess of net short-term capital loss) that we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for each calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no U.S. federal income tax. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	elect to be treated as a SIC;

•	meet the Annual Distribution Requirement;

•	qualify to be treated as a BDC or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or currencies, other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships,” or the Diversification Tests.

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than, a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

In order to meet the 90% Income Test, we have established several special purpose corporations, and in the future may establish additional such corporations, to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test (the “Taxable Subsidiaries”). Any investments held through the Taxable Subsidiaries are generally subject to U.S. federal income and other taxes, and therefore we can expect to achieve a reduced after-tax yield on such investments.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Any investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to it. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time we accrue income, expenses, or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. See “— Failure To Obtain RIC Tax Treatment.”

As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. U.S. federal income tax law generally permits a RIC to carry forward (i) the excess of its net short-term capital loss over its net long-term capital gain for a given year as a short-term capital loss arising on the first day of the following year and (ii) the excess of its net long-term capital loss over its net short-term capital gain for a given year as a long- term capital loss arising on the first day of the following year. However, future transactions we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code. Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain, complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation of U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before making an investment in our common stock.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gain. Distributions of our “investment company taxable income” (which is, generally, our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to noncorporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to “qualifying dividends” (at a maximum tax rate of 15% through 2012) provided that we properly report such distribution as “qualified dividend income” in a written statement furnished to our stockholders and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to qualifying dividends; therefore, our distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of our net capital gain (which is generally our net long-term capital gain in excess of net short-term capital loss) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gain (at a maximum rate of 15% through 2012 in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gain at least annually, we may in the future decide to retain some or all of our long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock.

Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

We could be subject to the alternative minimum tax, or the AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that distributions paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

Certain distributions made by a publicly-traded RIC consisting of both cash and its stock will be treated as dividend distributions for purposes of satisfying the annual distribution requirements applicable to RICs. If we satisfy certain requirements, including the requirement that at least 10% of the total value of any such distribution consists of cash, the cash and our stock that we distribute will be treated as a dividend, to the extent of our earnings and profits. If we make such a distribution to our stockholders, each of our stockholders will be required to treat the total value of the distribution that each stockholder receives as a dividend, to the extent of each stockholder’s pro-rata share of our earnings and profits, regardless of whether such stockholder receives cash, our stock or a combination of cash and our stock.

We advise each of our stockholders that the taxes resulting from your receipt of a distribution consisting of cash and our stock may exceed the cash that you receive in the distribution. We urge each of our stockholders to consult your tax advisor regarding the specific federal, state, local and foreign income and other tax consequences of distributions consisting of both cash and our stock.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution, and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.

In general, noncorporate U.S. stockholders, including individuals, trusts and estates, are subject to a maximum U.S. federal income tax rate of 15% (through 2010) on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Noncorporate stockholders with net capital loss for a year (which we define as capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a noncorporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.

For taxable years beginning after December 31, 2012, certain U.S. stockholders who are individuals, estates or trusts generally will be subject to a 3.8% Medicare tax on, among other things, dividends on and capital gain from the sale or other disposition of our common stock.

A “publicly offered regulated investment company” is a regulated investment company whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered regulated investment company for any period, a non-corporate shareholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional dividend to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below. For non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a nonpublicly offered regulated investment company, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2% of such a shareholder’s adjusted gross income, and are not deductible for AMT purposes. Because we anticipate that shares of our common stock will continue to be regularly traded on an established securities market, we believe that we will continue to qualify as a “publicly offered regulated investment company.”

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a written statement detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax, or backup withholding, at a rate of 28% (currently through 2012), from all taxable distributions to any noncorporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

For taxable years beginning after December 31, 2012, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds of sale in respect of our common stock received by U.S. stockholders who own their stock through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. We will not pay any additional amounts in respect of any amounts withheld.

Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of our stock of $2 million or more for a noncorporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on IRS Form 8886 (or successor form). Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits, unless an applicable exception applies. For taxable years beginning before 2012, however, we generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to withholding of U.S. federal income tax if they had been earned directly by a Non-U.S. stockholder, and (ii) net short-term capital gains in excess of net long-term capital losses that would not have been subject to withholding of U.S. federal income tax if they had been earned directly by a Non-U.S. stockholder, in each case only to the extent that such distributions are properly reported by us as “interest-related dividends” or “short-term capital gain dividends,” as the case may be, and certain other requirements are met.

Actual or deemed distributions of our net capital gain to a Non-U.S. stockholder, and gain realized by a Non-U.S. stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30% on capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Distributions of our “investment company taxable income” and net capital gain (including deemed distributions) to Non-U.S. stockholders, and gain realized by Non-U.S. stockholders upon the sale of our common stock that is “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a non-corporate Non-U.S. stockholder, we may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the Non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

We have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash (which portion may be as low as 10% for our taxable years through 2011) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes. As a result, non-U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in our shares.

A Non-U.S. stockholder who is a nonresident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

For taxable years beginning after December 31, 2012, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds of sale in respect of our common stock received by certain non-U.S. stockholders if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. If payment of withholding taxes is required, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. withholding taxes with respect of such dividends and proceeds will be required to seek a refund from the IRS to obtain the benefit or such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure To Obtain RIC Tax Treatment

If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits (in the case of noncorporate U.S. stockholders, at a maximum rate applicable to qualified dividend income of 15% through 2012). Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If we fail to meet the RIC requirements for more than two consecutive years and then, seek to re-qualify as a RIC, we would be subject to corporate-level taxation on any built-in gain recognized during the succeeding 10-year period unless we made a special election to recognize all such built-in gain upon our re-qualification as a RIC and to pay the corporate-level tax on such built-in gain.

Sunset of Reduced Tax Rate Provisions

Certain tax laws providing for certain reduced tax rates described herein are subject to sunset provisions. The sunset provisions generally provide that for taxable years beginning after December 31, 2012, certain provisions that are currently in the Code will revert back to a prior version of those provisions. Such provisions include those related to the reduced maximum income tax rates generally applicable to ordinary income, long-term capital gain and qualified dividend income recognized by certain noncorporate taxpayers and certain other tax rate provisions described herein. The impact of this reversion is not discussed herein. Consequently, prospective stockholders should consult their own tax advisors regarding the effect of these sunset provisions on an investment in our common stock.

Possible Legislative or Other Actions Affecting Tax Considerations

Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in our stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process any by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in our stock.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

REGULATION

We, and Triangle SBIC, have elected to be treated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67.0% or more of the voting securities present at a meeting if the holders of more than 50.0% of our outstanding voting securities are present or represented by proxy, or (ii) 50.0% of our voting securities.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act and rules adopted pursuant thereto, as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than an SBIC wholly owned by the BDC) or a company that would be an investment company but for exclusions under the 1940 Act for certain financial companies such as banks, brokers, commercial finance companies, mortgage companies and insurance companies; and

(c) satisfies any of the following:

(i) does not have any class of securities with respect to which a broker or dealer may extend margin credit;

(ii) is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company;

(iii) is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million;

(iv) does not have any class of securities listed on a national securities exchange; or

(v) has a class of securities listed on a national securities exchange, but has an aggregate value of outstanding voting and non-voting common equity of less than $250.0 million.

(2) Securities in companies that were eligible portfolio companies when we made our initial investment if certain other requirements are satisfied.

(3) Securities of any eligible portfolio company that we control.

(4) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance (other than conventional lending or financing arrangements).

(5) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60.0% of the outstanding equity of the eligible portfolio company.

(6) Securities received in exchange for or distributed on or with respect to securities described in (1) through (5) above, or pursuant to the exercise of warrants or rights relating to such securities.

(7) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2), (3) or (4) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available “significant managerial assistance” means, among other things, any arrangement whereby we, through our directors, officers or employees, offer to provide, and, if accepted, do so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70.0% of our assets are qualifying assets. We may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our management team will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200.0% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a regulated investment company, we will continue to need additional capital to finance our growth and regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”

Code of Business Conduct and Ethics and Corporate Governance Guidelines

We have adopted a code of ethics, which we call our “Code of Business Conduct and Ethics” and corporate governance guidelines, which collectively covers ethics and business conduct. These documents apply to our directors, officers and employees. Our Code of Business Conduct and Ethics and corporate governance guidelines are available on the Investor Relations section of our website at the following URL: http://ir.tcap.com/governance.cfm. We will report any material amendments to or waivers of a required provision of our Code of Business Conduct and Ethics and corporate governance guidelines on our website or in a Current Report on Form 8-K.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in a manner which we believe will be in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the investment professionals who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Stockholders may, without charge, obtain information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We are periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures.

Small Business Administration Regulations

Triangle SBIC and Triangle SBIC II, our wholly-owned subsidiaries, are each licensed by the SBA to operate as a Small Business Investment Company under Section 301(c) of the Small Business Investment Act of 1958. Triangle SBIC’s license to operate as an SBIC became effective on September 11, 2003 and Triangle SBIC II’s license to operate as an SBIC became effective on May 26, 2010.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Triangle SBIC and Triangle SBIC II have typically invested in senior and subordinated debt, acquired warrants and/or made equity investments in qualifying small businesses.

Under current SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18.0 million and have average annual net income after federal income taxes not exceeding $6.0 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote between 20.0% and 25.0% of its investment activity to “smaller” concerns as defined by the SBA. The exact percentage depends upon, among other factors, the date that the SBIC was licensed, when it obtained leverage commitments, the amount of leverage drawn and when financings occur. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6.0 million and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the industry in which the business is primarily engaged and are based on either the number of employees or annual receipts. However, once an SBIC has invested in a company, it may continue to make follow on investments in the company, regardless of the size of the portfolio company at the time of the follow on investment, up to the time of the portfolio company’s initial public offering.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending, project financing and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain “passive” (non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than 30.0% of the SBIC’s regulatory capital in any one portfolio company.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Although prior regulations prohibited an SBIC from controlling a small business concern except in limited circumstances, regulations adopted by the SBA in 2002 now allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to two times (and in certain cases, up to three times) the amount of the regulatory capital of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, do not require any principal payments prior to maturity, and, historically, were subject to certain prepayment penalties. Those prepayment penalties no longer apply as of September 2006. As of March 31, 2011, the maximum statutory limit on the dollar amount of outstanding SBA-guaranteed debentures that may be issued by a single SBIC was $150.0 million and $225.0 million for a group of SBICs under common control. As of March 31, 2011, Triangle SBIC has issued $140.5 million of SBA guaranteed debentures and has the current capacity to issue up to the statutory maximum of $150.0 million, subject to SBA approval. As of March 31, 2011, Triangle SBIC II has issued $75.0 million in face amount of SBA guaranteed debentures. If an SBIC invests in smaller concerns located in low-income geographic areas, these limits can be increased. The weighted average interest rate for all SBA guaranteed debentures as of March 31, 2011 was 4.80%. The weighted average interest rate as of March 31, 2011 included $205.0 million of pooled SBA-guaranteed debentures with a weighted average fixed interest rate of 4.97% and $9.6 million of unpooled SBA-guaranteed debentures with a weighted average interim interest rate of 1.29%.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBA regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of, or guaranteed as to principal and interest by, the United States government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBIC regulations and are periodically required to file certain forms with the SBA. Triangle SBIC was audited by the SBA during 2010, and no regulatory violations were disclosed as a result of the audit.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

Securities Exchange Act of 1934 and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting, and such report must be audited separately, by our independent registered public accounting firm; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions without regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take all actions necessary to ensure that we are in compliance therewith.

The New York Stock Exchange Corporate Governance Regulations

The NYSE has adopted corporate governance regulations that listed companies must comply with. We believe we are in compliance with such corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we stay in compliance therewith.

PLAN OF DISTRIBUTION

We may sell our securities through underwriters or dealers, directly to one or more purchasers or through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our securities will also be named in the applicable prospectus supplement.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our securities less any underwriting commissions or discounts must equal or exceed the net asset value per share of our securities except that we may sell shares of our securities at a price below net asset value per share if a majority of the number of beneficial holders of our stock have approved such a sale or if the following conditions are met: (i) holders of a majority of our stock and a majority of our stock not held by affiliated persons have approved issuance at less than net asset value per share during the one year period prior to such sale; (ii) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us have determined that such sale would be in our best interest and in the best interests of our stockholders; and (iii) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.

On June 13, 2011, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 12, 2012 or the date of our 2012 annual meeting of stockholders. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do so.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on the NYSE, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10.0% for the sale of any securities being registered, including 0.5% for due diligence.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under custody agreements by U.S. Bank National Association and Branch Banking and Trust Company. The addresses of the custodians are: U.S. Bank National Association, Attn: Institutional Trust & Custody, 214 North Tryon Street; 27th floor, Charlotte, NC 28202 and Branch Banking and Trust Company, Attn: Mortgage Custody Department of Corporate Trust Services, 5130 Parkway Plaza Boulevard, Charlotte, NC 28217. The Bank of New York Mellon acts as our transfer agent, dividend paying agent and registrar. The principal business address of our transfer agent is BNY Mellon, Shareowner Services, PO Box 358035, Pittsburgh, PA, 15252-8035, telephone number: (866)  228-7201.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Our management team is primarily responsible for the execution of any publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. We did not pay any brokerage commissions during the years ended December 31, 2010, 2009 or 2008 in connection with the acquisition and/or disposal of our investments.

LEGAL MATTERS

Certain legal matters will be passed upon for us by Bass, Berry & Sims PLC, Memphis, Tennessee. Venable LLP, Baltimore, Maryland, will pass upon the legality of the securities offered by us and certain other matters of Maryland law. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, an independent registered public accounting firm whose address is 4130 ParkLake Avenue, Suite 500, Raleigh NC 27612, has audited our financial statements and financial highlights at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, as set forth in their report. We have included our financial statements and financial highlights in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s report, given on its authority as an expert in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Triangle Capital Corporation

INDEX TO FINANCIAL STATEMENTS

Unaudited Financial Statements

Audited Financial Statements

Triangle Capital Corporation

Consolidated Balance Sheets

	March 31, 2011	December 31, 2010
	(Unaudited)
Assets
Investments at fair value:
Non-Control / Non-Affiliate investments (cost of $287,830,346 and $244,197,828 at March 31, 2011 and December 31, 2010, respectively)	$290,736,361	$245,392,144
Affiliate investments (cost of $66,285,172 and $60,196,084 at March 31, 2011 and December 31, 2010, respectively)	63,438,848	55,661,878
Control investments (cost of $23,332,268 and $19,647,795 at March 31, 2011 and December 31, 2010, respectively)	30,011,421	24,936,571

Total investments at fair value	384,186,630	325,990,593
Cash and cash equivalents	73,420,711	54,820,222
Interest and fees receivable	1,400,613	867,627
Prepaid expenses and other current assets	338,094	119,151
Deferred financing fees	6,414,292	6,200,254
Property and equipment, net	58,698	47,647

Total assets	$465,819,038	$388,045,494

Liabilities
Accounts payable and accrued liabilities	$927,738	$2,268,898
Interest payable	613,677	2,388,505
Taxes payable	6,307	197,979
Deferred revenue	42,787	37,500
Deferred income taxes	402,787	208,587
SBA-guaranteed debentures payable	214,607,244	202,464,866

Total liabilities	216,600,540	207,566,335

Net Assets
Common stock, $0.001 par value per share (150,000,000 shares authorized, 18,569,856 and 14,928,987 shares issued and outstanding as of March 31, 2011 and December 31, 2010, respectively)	18,570	14,929
Additional paid-in-capital	247,760,609	183,602,755
Investment income in excess of distributions	3,347,637	3,365,548
Accumulated realized losses on investments	(8,244,376)	(8,244,376)
Net unrealized appreciation of investments	6,336,058	1,740,303

Total net assets	249,218,498	180,479,159

Total liabilities and net assets	$465,819,038	$388,045,494

Net asset value per share	$13.42	$12.09

See accompanying notes.

Triangle Capital Corporation

Unaudited Consolidated Statements of Operations

	Three Months Ended March 31, 2011	Three Months Ended March 31 2010,
Investment income:
Loan interest, fee and dividend income:
Non-Control / Non-Affiliate investments	$8,749,449	$4,801,642
Affiliate investments	1,374,243	1,030,596
Control investments	258,268	353,145

Total loan interest, fee and dividend income	10,381,960	6,185,383
Paid — in — kind interest income:
Non-Control / Non-Affiliate investments	1,481,820	827,601
Affiliate investments	395,171	262,677
Control investments	65,297	125,948

Total paid — in — kind interest income	1,942,288	1,216,226
Interest income from cash and cash equivalent investments	101,149	83,298

Total investment income	12,425,397	7,484,907

Expenses:
Interest expense	1,989,984	1,739,980
Amortization of deferred financing fees	309,763	96,431
General and administrative expenses	2,397,523	1,854,812

Total expenses	4,697,270	3,691,223

Net investment income	7,728,127	3,793,684
Net realized gain on investments — Non Control / Non-Affiliate	—	199,200
Net unrealized appreciation of investments	4,595,755	209,343

Total net gain on investments before income taxes	4,595,755	408,543
Income tax benefit (provision)	27,359	(52,898)

Net increase in net assets resulting from operations	$12,351,241	$4,149,329

Net investment income per share — basic and diluted	$0.46	$0.32

Net increase in net assets resulting from operations per share — basic and diluted	$0.73	$0.35

Dividends declared per common share	$0.42	$0.41

Weighted average number of shares outstanding — basic and diluted	16,848,570	11,877,688

See accompanying notes.

Triangle Capital Corporation

Unaudited Consolidated Statements of Changes in Net Assets

	Common Stock		Additional Paid In Capital	Investment Income in Excess of (Less Than) Distributions	Accumulated Realized Gains (Losses) on Investments	Net Unrealized Appreciation (Depreciation) of Investments	Total Net Assets
	Number of Shares	Par Value
Balance, January 1, 2010	11,702,511	$11,703	$136,769,259	$1,070,452	$448,164	$(9,200,386)	$129,099,192
Net investment income	—	—	—	3,793,684	—	—	3,793,684
Stock-based compensation	—	—	248,556	—	—	—	248,556
Net realized gain on investments	—	—	—	—	199,200	(179,200)	20,000
Net unrealized gains on investments	—	—	—	—	—	388,543	388,543
Provision for income taxes	—	—	—	(52,898)	—	—	(52,898)
Dividends/distributions declared	100,046	100	1,215,461	(4,893,183)	—	—	(3,677,622)
Expenses related to public offering of common stock	—	—	(2,255)	—	—	—	(2,255)
Issuance of restricted stock	142,499	142	(142)	—	—	—	—
Common stock withheld for payroll taxes upon vesting of restricted stock	(10,462)	(10)	(123,830)	—	—	—	(123,840)

Balance, March 31, 2010	11,934,594	$11,935	$138,107,049	$(81,945)	$647,364	$(8,991,043)	$129,693,360

Balance, January 1, 2011	14,928,987	$14,929	$183,602,755	$3,365,548	$(8,244,376)	$1,740,303	$180,479,159
Net investment income	—	—	—	7,728,127	—	—	7,728,127
Stock-based compensation	—	—	414,329	—	—	—	414,329
Net unrealized gains on investments	—	—	—	—	—	4,595,755	4,595,755
Income tax benefit	—	—	—	27,359	—	—	27,359
Dividends/distributions declared	61,766	62	1,094,444	(7,773,397)	—	—	(6,678,891)
Public offering of common stock	3,450,000	3,450	63,134,805	—	—	—	63,138,255
Issuance of restricted stock	152,779	153	(153)	—	—	—	—
Common stock withheld for payroll taxes upon vesting of restricted stock	(23,676)	(24)	(485,571)	—	—	—	(485,595)

Balance, March 31, 2011	18,569,856	$18,570	$247,760,609	$3,347,637	$(8,244,376)	$6,336,058	$249,218,498

See accompanying notes.

Triangle Capital Corporation

Unaudited Consolidated Statements of Cash Flows

	Three Months Ended March 31, 2011	Three Months Ended March 31, 2010
Cash flows from operating activities:
Net increase in net assets resulting from operations	$12,351,241	$4,149,329
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of portfolio investments	(68,275,512)	(14,143,949)
Repayments received/sales of portfolio investments	14,936,864	6,520,580
Loan origination and other fees received	1,466,292	301,875
Net realized gain on investments	—	(199,200)
Net unrealized appreciation of investments	(4,789,955)	(246,344)
Deferred income taxes	194,200	37,000
Payment-in-kind interest accrued, net of payments received	(857,493)	(1,059,516)
Amortization of deferred financing fees	309,763	96,431
Accretion of loan origination and other fees	(415,247)	(215,033)
Accretion of loan discounts	(260,986)	(117,201)
Accretion of discount on SBA-guaranteed debentures payable	42,378	—
Depreciation expense	7,064	5,478
Stock-based compensation	414,329	248,556
Changes in operating assets and liabilities:
Interest and fees receivable	(532,986)	(563,354)
Prepaid expenses	(218,943)	(62,373)
Accounts payable and accrued liabilities	(1,341,160)	(1,192,113)
Interest payable	(1,774,828)	(1,738,084)
Deferred revenue	5,287	(37,500)
Taxes payable	(191,672)	(27,245)

Net cash used in operating activities	(48,931,364)	(8,242,663)

Cash flows from investing activities:
Purchases of property and equipment	(18,115)	—

Net cash used in investing activities	(18,115)	—

Cash flows from financing activities:
Borrowings under SBA-guaranteed debentures payable	21,600,000	—
Repayments of SBA-guaranteed debentures payable	(9,500,000)	—
Financing fees paid	(523,801)	—
Proceeds from public stock offerings, net of expenses	63,138,255	(2,255)
Common stock withheld for payroll taxes upon vesting of restricted stock	(485,595)	(123,840)
Cash dividends paid	(6,678,891)	(3,558,973)

Net cash provided by (used in) financing activities	67,549,968	(3,685,068)

Net increase (decrease) in cash and cash equivalents	18,600,489	(11,927,731)
Cash and cash equivalents, beginning of period	54,820,222	55,200,421

Cash and cash equivalents, end of period	$73,420,711	$43,272,690

Supplemental disclosure of cash flow information:
Cash paid for interest	$3,722,434	$3,478,064

See accompanying notes.

TRIANGLE CAPITAL CORPORATION

Unaudited Consolidated Schedule of Investments

March 31, 2011

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Non-Control / Non-Affiliate Investments:
Ambient Air Corporation (“AA”) and Peaden-Hobbs Mechanical, LLC (“PHM”) (2%)*	Specialty Trade Contractors	Subordinated Note-AA (15% Cash, 3% PIK, Due 06/13)	$4,195,389	$4,160,551	$4,160,551
		Common Stock-PHM (128,571 shares)		128,571	128,571
		Common Stock Warrants-AA (455 shares)		142,361	1,306,000

			4,195,389	4,431,483	5,595,122
Ann’s House of Nuts, Inc. (4%)*	Trail Mixes and Nut Producers	Subordinated Note (12% Cash, 1% PIK, Due 11/17)	7,027,416	6,631,493	6,631,493
		Preferred A Units (22,368 units)		2,124,957	2,124,957
		Preferred B Units (10,380 units)		986,059	986,059
		Common Units (190,935 units)		150,000	150,000
		Common Stock Warrants (14,558 shares)		14,558	14,558

			7,027,416	9,907,067	9,907,067
Assurance Operations Corporation (0%)*	Metal Fabrication	Common Stock (517 Shares)		516,867	523,400

				516,867	523,400
Botanical Laboratories, Inc. (4%)*	Nutritional Supplement Manufacturing and Distribution	Senior Notes (14% Cash, 1% PIK, Due 02/15)	10,429,678	9,802,439	9,802,439
		Common Unit Warrants (998,680)		474,600	—

			10,429,678	10,277,039	9,802,439
Capital Contractors, Inc. (4%)*	Janitorial and Facilities Maintenance Services	Subordinated Notes (12% Cash, 2% PIK, Due 12/15)	9,046,079	8,399,088	8,399,088
		Common Stock Warrants (20 shares)		492,000	492,000

			9,046,079	8,891,088	8,891,088
Carolina Beer and Beverage, LLC (5%)*	Beverage Manufacturing and Packaging	Subordinated Note (12% Cash , 4% PIK, Due 02/16)	12,993,885	12,760,206	12,760,206
		Class A Units (11,974 Units)		1,077,615	799,400
		Class B Units (11,974 Units)		119,735	—

			12,993,885	13,957,556	13,559,606
CRS Reprocessing, LLC (9%)*	Fluid Reprocessing Services	Subordinated Note (12% Cash, 2% PIK, Due 11/15)	11,185,210	10,783,135	10,783,135
		Subordinated Note (10% Cash, 4% PIK, Due 11/15)	10,685,609	9,729,313	9,729,313
		Common Unit Warrant (508 Units)		1,078,456	1,412,500

			21,870,819	21,590,904	21,924,948
CV Holdings, LLC (5%)*	Specialty Healthcare Products Manufacturer	Subordinated Note (12% Cash, 4% PIK, Due 09/13)	11,802,569	11,209,482	11,209,482
		Royalty rights		874,400	730,000

			11,802,569	12,083,882	11,939,482

TRIANGLE CAPITAL CORPORATION

Unaudited Consolidated Schedule of Investments — (Continued)

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
DLR Restaurants, LLC (4%)*	Restaurant	Subordinated Note (12% Cash, 2% PIK, Due 03/16)	9,010,500	8,770,500	8,770,500
		Royalty rights		—	—

			9,010,500	8,770,500	8,770,500
Electronic Systems Protection, Inc. (2%)*	Power Protection Systems Manufacturing	Subordinated Note (12% Cash, 2% PIK, Due 12/15)	3,199,721	3,179,312	3,179,312
		Senior Note (8.3% Cash, Due 01/14)	828,035	828,035	828,035
		Common Stock (570 shares)		285,000	147,000

			4,027,756	4,292,347	4,154,347
Energy Hardware Holdings, LLC (0%)*	Machined Parts Distribution	Voting Units (4,833 units)		4,833	1,011,800

				4,833	1,011,800
Frozen Specialties, Inc. (3%)*	Frozen Foods Manufacturer	Subordinated Note (13% Cash, 5% PIK, Due 07/14)	8,161,657	8,053,672	8,053,672

			8,161,657	8,053,672	8,053,672
Garden Fresh Restaurant Corp. (0%)*	Restaurant	Membership Units (5,000 units)		500,000	735,800

				500,000	735,800
Great Expressions Group Holdings, LLC (0%)*	Dental Practice Management	Class A Units (225 Units)		450,000	639,600

				450,000	639,600
Grindmaster-Cecilware Corp. (2%)*	Food Services Equipment Manufacturer	Subordinated Note (12% Cash, 4.5% PIK, Due 04/16)	6,062,732	5,972,635	5,972,635

			6,062,732	5,972,635	5,972,635
Hatch Chile Co., LLC (2%)*	Food Products Distributer	Senior Note (19% Cash, Due 07/15)	$4,500,000	$4,398,485	$4,398,485
		Subordinated Note (14% Cash, Due 07/15)	1,000,000	844,400	844,400
		Unit Purchase Warrant (5,265 Units)		149,800	131,000

			5,500,000	5,392,685	5,373,885
Home Physicians, LLC (“HP”) and Home Physicians Holdings, LP (“HPH”) (5%)*	In-home primary care physician services	Subordinated Note-HP (12% Cash, 5%PIK, Due 03/16)	10,255,695	10,030,695	10,030,695
		Subordinated Note-HPH (4% Cash, 6% PIK, Due 03/16)	1,226,429	1,226,429	1,226,429
		Royalty rights		—	—

			11,482,124	11,257,124	11,257,124
Infrastructure Corporation of America, Inc. (4%)*	Roadway Maintenance, Repair and Engineering Services	Subordinated Note (12% Cash, 1% PIK, Due 10/15)	10,796,065	9,641,655	9,641,655
		Common Stock Purchase Warrant (199,526 shares)		980,000	980,000

			10,796,065	10,621,655	10,621,655
Inland Pipe Rehabilitation Holding Company LLC (7%)*	Cleaning and Repair Services	Subordinated Note (14% Cash, Due 01/14)	8,274,920	7,653,008	7,653,008

TRIANGLE CAPITAL CORPORATION

Unaudited Consolidated Schedule of Investments — (Continued)

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
		Subordinated Note (18% Cash, Due 01/14)	$3,905,108	$3,878,922	$3,878,922
		Subordinated Note (15% Cash, Due 01/14)	306,302	306,302	306,302
		Subordinated Note (15.3% Cash, Due 01/14)	3,500,000	3,467,128	3,467,128
		Membership Interest Purchase Warrant (3.0%)		853,500	2,310,000

			15,986,330	16,158,860	17,615,360
Library Systems & Services, LLC (2%)*	Municipal Business Services	Subordinated Note (12.5% Cash, 4.5% PIK, Due 06/15)	5,309,063	5,169,473	5,169,473
		Common Stock Warrants (112 shares)		58,995	525,000

			5,309,063	5,228,468	5,694,473
McKenzie Sports Products, LLC (2%)*	Taxidermy Manufacturer	Subordinated Note (13% Cash, 1% PIK, Due 10/17)	6,025,694	5,911,165	5,911,165

			6,025,694	5,911,165	5,911,165
Media Temple, Inc. (5%)*	Web Hosting Services	Subordinated Note (12% Cash, 5.5% PIK, Due 04/15)	8,800,000	8,632,828	8,632,828
		Convertible Note (8% Cash, 6% PIK, Due 04/15)	3,200,000	2,695,136	2,695,136
		Common Stock Purchase Warrant (28,000 Shares)		536,000	536,000

			12,000,000	11,863,964	11,863,964
Minco Technology Labs, LLC (2%)*	Semiconductor Distribution	Subordinated Note (13% Cash, 3.25% PIK, Due 05/16)	5,143,671	5,029,574	5,029,574
		Class A Units (5,000 Units)		500,000	254,600

			5,143,671	5,529,574	5,284,174
National Investment Managers Inc. (5%)*	Retirement Plan Administrator	Subordinated Note (11% Cash, 5% PIK, Due 09/16)	11,267,188	10,985,938	10,985,938
		Preferred A Units (90,000 Units)		900,000	900,000
		Common Units (10,000 Units)		100,000	100,000

			11,267,188	11,985,938	11,985,938
Novolyte Technologies, Inc. (4%)*	Specialty Manufacturing	Subordinated Note (12% Cash, 4% PIK, Due 07/16)	7,046,667	6,911,251	6,911,251
		Subordinated Note (12% Cash, 4% PIK, Due 07/16)	2,265,000	2,221,474	2,221,474
		Preferred Units (641 units)		661,227	664,600
		Common Units (24,522 units)		165,306	370,200

			9,311,667	9,959,258	10,167,525
Pomeroy IT Solutions (4%)*	Information Technology Outsourcing Services	Subordinated Notes (13% Cash, 2% PIK, Due 02/16)	10,027,222	9,770,229	9,770,229

			10,027,222	9,770,229	9,770,229
SRC, Inc. (4%)*	Specialty Chemical Manufacturer	Subordinated Notes (12% Cash, 2% PIK, Due 09/14)	9,046,078	8,757,574	8,757,574

TRIANGLE CAPITAL CORPORATION

Unaudited Consolidated Schedule of Investments — (Continued)

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
		Common Stock Purchase Warrants		$123,800	$123,800

			9,046,078	8,881,374	8,881,374
Syrgis Holdings, Inc. (2%)*	Specialty Chemical Manufacturer	Senior Notes (7.75%-10.75% Cash, Due 08/12-02/14)	2,730,518	2,717,342	2,717,342
		Class C Units (2,114 units)		1,000,000	1,264,000

			2,730,518	3,717,342	3,981,342
TBG Anesthesia Management, LLC (4%)*	Physician Management Services	Senior Note (13.5% Cash, Due 11/14)	11,000,000	10,632,294	10,632,294
		Warrant (263 shares)		276,100	226,200

			11,000,000	10,908,394	10,858,494
Top Knobs USA, Inc. (4%)	Hardware Designer and Distributor	Subordinated Note (12% Cash, 4.5% PIK, Due 05/17)	10,019,345	9,831,398	9,831,398
		Common Stock (26,593 shares)		750,000	750,000

			10,019,345	10,581,398	10,581,398
TrustHouse Services Group, Inc. (2%)*	Food Management Services	Subordinated Note (12% Cash, 2% PIK, Due 09/15)	4,462,746	4,406,514	4,406,514
		Class A Units (1,495 units)		475,000	556,300
		Class B Units (79 units)		25,000	—

			4,462,746	4,906,514	4,962,814
Tulsa Inspection Resources, Inc. (2%)*	Pipeline Inspection Services	Subordinated Note (14%-17.5% Cash, Due 03/14)	5,810,588	5,510,596	5,510,596
		Common Unit (1 unit)		200,000	—
		Common Stock Warrants (8 shares)		321,000	—

			5,810,588	6,031,596	5,510,596
Twin-Star International, Inc. (2%)*	Consumer Home Furnishings Manufacturer	Subordinated Note (12% Cash, 1% PIK, Due 04/14)	4,500,000	4,465,584	4,465,584
		Senior Note (4.3%, Due 04/13)	1,059,996	1,059,996	1,059,996

			5,559,996	5,525,580	5,525,580
Wholesale Floors, Inc. (1%)*	Commercial Services	Subordinated Note (12.5% Cash, 3.5% PIK, Due 06/14)	3,811,639	3,416,190	3,057,400
		Membership Interest Purchase Warrant (4.0%)		132,800	—

			3,811,639	3,548,990	3,057,400
Yellowstone Landscape Group, Inc. (5%)*	Landscaping Services	Subordinated Note (12% Cash, 3% PIK, Due 04/14)	12,532,129	12,355,520	12,355,520

			12,532,129	12,355,520	12,355,520
Zoom Systems (3%)*	Retail Kiosk Operator	Subordinated Note (12.5% Cash, 1.5% PIK, Due 12/14)	8,155,730	7,994,845	7,994,845
		Royalty rights		—	—

			8,155,730	7,994,845	7,994,845

Subtotal Non-Control /Non-Affiliate Investments			280,606,273	287,830,346	290,736,361

TRIANGLE CAPITAL CORPORATION

Unaudited Consolidated Schedule of Investments — (Continued)

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Affiliate Investments:
American De-Rosa Lamparts, LLC and Hallmark Lighting (2%)*	Wholesale and Distribution	Subordinated Note (5% PIK, Due 10/13)	$5,613,162	$5,167,911	$3,985,700
		Membership Units (6,516 Units)		350,000	—

			5,613,162	5,517,911	3,985,700
AP Services, Inc. (3%)*	Fluid Sealing Supplies and Services	Subordinated Note (12% Cash, 2% PIK, Due 09/15)	5,864,100	5,756,863	5,756,863
		Class A Units (933 units)		933,333	976,000
		Class B Units (496 units)		—	79,000

			5,864,100	6,690,196	6,811,863
Asset Point, LLC (2%)*	Asset Management Software Provider	Senior Note (12% Cash, 5% PIK, Due 03/13)	5,828,514	5,781,329	5,506,899
		Senior Note (12% Cash, 2% PIK, Due 07/15)	608,216	608,216	491,400
		Options to Purchase Membership Units (342,407 units)		500,000	—
		Membership Unit Warrants (356,506 units)		—	—

			6,436,730	6,889,545	5,998,299
Axxiom Manufacturing, Inc. (0%)*	Industrial Equipment Manufacturer	Common Stock (136,400 shares)		200,000	966,000
		Common Stock Warrant (4,000 shares)		—	28,300

				200,000	994,300
Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine Street”) (4) (2%)*	Oil and Gas Services	Subordinated Note- Brantley Transportation (14% Cash, Due 12/12)	3,800,000	3,745,701	3,745,701
		Common Unit Warrants- Brantley Transportation (4,560 common units)		33,600	—
		Preferred Units-Pine Street (200 units)		200,000	—
		Common Unit Warrants-Pine Street (2,220 units)		—	—

			3,800,000	3,979,301	3,745,701
Captek Softgel International, Inc. (3%)*	Nutraceutical Manufacturer	Subordinated Note (12% Cash, 4% PIK, Due 08/16)	8,028,445	7,868,445	7,868,445
		Class A Units (80,000 units)		800,000	800,000

			8,028,445	8,668,445	8,668,445
Dyson Corporation (1%)*	Custom Forging and Fastener Supplies	Class A Units (1,000,000 units)		1,000,000	2,707,000

				1,000,000	2,707,000
Equisales, LLC (2%)*	Energy Products and Services	Subordinated Note (13% Cash, 4% PIK, Due 04/12)	3,031,333	2,998,853	2,998,853
		Class A Units (500,000 units)		480,900	870,000

			3,031,333	3,479,753	3,868,853

TRIANGLE CAPITAL CORPORATION

Unaudited Consolidated Schedule of Investments — (Continued)

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Plantation Products, LLC (6%)*	Seed Manufacturing	Subordinated Notes (13% Cash, 4.5% PIK, Due 06/16)	$14,691,125	$14,340,163	$14,340,163
		Preferred Units (1,127 units)		1,127,000	1,127,000
		Common Units (92,000 units)		23,000	23,000

			14,691,125	15,490,163	15,490,163
QC Holdings, Inc. (0%)*	Lab Testing Services	Common Stock (5,594 shares)		$563,602	$477,000

				563,602	477,000
Technology Crops International (2%)*	Supply Chain Management Services	Subordinated Note (12% Cash, 5% PIK, Due 03/15)	$5,400,543	5,321,724	5,321,724
		Common Units (50 Units)		500,000	350,800

			5,400,543	5,821,724	5,672,524
Waste Recyclers Holdings, LLC (2%)*	Environmental and Facilities Services	Class A Preferred Units (280 Units)		2,251,100	—
		Class B Preferred Units (985,372 Units)		3,304,218	3,529,000
		Class C Preferred Units (1,444,475 Units)		1,499,531	1,490,000
		Common Unit Purchase Warrant (1,170,083 Units)		748,900	—
		Common Units (153,219 Units)		180,783	—

				7,984,532	5,019,000

Subtotal Affiliate Investments			52,865,438	66,285,172	63,438,848
Control Investments:
FCL Graphics, Inc. (1%)*	Commercial Printing Services	Senior Note (3.8% Cash, 2% PIK, Due 9/11)	1,499,343	1,497,269	1,497,269
		Senior Note (7.8% Cash, 2% PIK, Due 9/11)	2,055,472	2,051,807	1,049,232
		2nd Lien Note (2.8% Cash, 8% PIK, Due 12/11)	3,540,146	2,996,826	—
		Preferred Shares (35,000 shares)		—	—
		Common Shares (4,000 shares)		—	—
		Members Interests (3,839 Units)		—	—

			7,094,961	6,545,902	2,546,501
Fire Sprinkler Systems, Inc. (0%)*	Specialty Trade Contractors	Subordinated Notes (2% PIK, Due 04/12)	3,231,336	2,780,028	750,000
		Common Stock (2,978 shares)		294,624	—

			3,231,336	3,074,652	750,000
Fischbein, LLC (9%)*	Packaging and Materials Handling Equipment Manufacturer	Subordinated Note (13% Cash, 3.5% PIK, Due 05/13)	4,383,708	4,314,072	4,314,072
		Class A-1 Common Units (558,140 units)		558,140	2,544,000
		Class A Common Units (4,200,000 units)		4,200,000	16,286,000

			4,383,708	9,072,212	23,144,072
Gerli & Company (1%)*	Specialty Woven Fabrics Manufacturer	Subordinated Note (8.5% Cash, Due 03/15)	3,000,000	3,000,000	2,318,100

TRIANGLE CAPITAL CORPORATION

Unaudited Consolidated Schedule of Investments — (Continued)

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
		Subordinated Note (6.25% Cash, 11.75% PIK, Due 08/11)	$138,369	$120,000	$120,000
		Royalty rights		—	112,100
		Common Stock Warrants (56,559 shares)		83,414	—
		Class E Preferred Shares (400 shares)		161,440	—
		Common Stock (300 shares)		100,000	—

			3,138,369	3,464,854	2,550,200
Weave Textiles, LLC (0%)*	Specialty Woven Fabrics Manufacturer	Senior Note (12% PIK, Due 01/11)	319,648	319,648	319,648
		Membership Units (425 units)		855,000	701,000

			319,648	1,174,648	1,020,648

Subtotal Control Investments			18,168,022	23,332,268	30,011,421

Total Investments, March 31, 2011(154%)*			$351,639,733	$377,447,786	$384,186,630

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non-income producing.

(2)	Disclosures of interest rates on notes include cash interest rates and payment-in-kind (“PIK”) interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC and its sole business purpose is its ownership of Brantley Transportation, LLC.

See accompanying notes.

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments

December 31, 2010

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)

Non—Control / Non—Affiliate Investments:

Ambient Air Corporation (“AA”) and Peaden-Hobbs Mechanical, LLC (“PHM”) (3%)*	Specialty Trade Contractors	Subordinated Note-AA (15% Cash, 3% PIK, Due 06/13)	$4,325,151	$4,287,109	$4,287,109
		Common Stock-PHM (128,571 shares)		128,571	68,500
		Common Stock Warrants-AA (455 shares)		142,361	852,000

			4,325,151	4,558,041	5,207,609

Ann’s House of Nuts, Inc. (5%)*	Trail Mixes and Nut Producers	Subordinated Note (12% Cash, 1% PIK, Due 11/17)	7,009,722	6,603,828	6,603,828
		Preferred A Units (22,368 units)		2,124,957	2,124,957
		Preferred B Units (10,380 units)		986,059	986,059
		Common Units (190,935 units)		150,000	150,000
		Common Stock Warrants (14,558 shares)		14,558	14,558

			7,009,722	9,879,402	9,879,402

Assurance Operations Corporation (0%)*	Metal Fabrication	Common Stock (517 Shares)		516,867	528,900

				516,867	528,900

Botanical Laboratories, Inc. (5%)*	Nutritional Supplement Manufacturing and Distribution	Senior Notes (14% Cash, Due 02/15)	10,500,000	9,843,861	9,843,861
		Common Unit Warrants (998,680)	—	474,600	—

			10,500,000	10,318,461	9,843,861

Capital Contractors, Inc. (5%)*	Janitorial and Facilities Maintenance Services	Subordinated Notes (12% Cash, 2% PIK, Due 12/15)	9,001,001	8,329,001	8,329,001
		Common Stock Warrants (20 shares)		492,000	492,000

			9,001,001	8,821,001	8,821,001

Carolina Beer and Beverage, LLC (8%)*	Beverage Manufacturing and Packaging	Subordinated Note (12% Cash , 4% PIK, Due 02/16)	12,865,233	12,622,521	12,622,521
		Class A Units (11,974 Units)		1,077,615	1,077,615
		Class B Units (11,974 Units)		119,735	119,735

			12,865,233	13,819,871	13,819,871

CRS Reprocessing, LLC (8%)*	Fluid Reprocessing Services	Subordinated Note (12% Cash, 2% PIK, Due 11/15)	11,129,470	10,706,406	10,706,406
		Subordinated Note (10% Cash, 4% PIK, Due 11/15)	3,403,211	3,052,570	3,052,570
		Common Unit Warrant (340 Units)		564,454	1,043,000

			14,532,681	14,323,430	14,801,976

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)

CV Holdings, LLC (6%)*	Specialty Healthcare Products Manufacturer	Subordinated Note (12% Cash, 4% PIK, Due 09/13)	$11,685,326	$11,042,011	$11,042,011
		Royalty rights		874,400	622,500

			11,685,326	11,916,411	11,664,511

Electronic Systems Protection, Inc. (2%)*	Power Protection Systems Manufacturing	Subordinated Note (12% Cash, 2% PIK, Due 12/15)	3,183,802	3,162,604	3,162,604
		Senior Note (8.3% Cash, Due 01/14)	835,261	835,261	835,261
		Common Stock (570 shares)		285,000	110,000

			4,019,063	4,282,865	4,107,865

Energy Hardware Holdings, LLC (0%)*	Machined Parts Distribution	Voting Units (4,833 units)		4,833	414,100

				4,833	414,100

Frozen Specialties, Inc. (4%)*	Frozen Foods Manufacturer	Subordinated Note (13% Cash, 5% PIK, Due 07/14)	8,060,481	7,945,904	7,945,904

			8,060,481	7,945,904	7,945,904

Garden Fresh Restaurant Corp. (0%)*	Restaurant	Membership Units (5,000 units)		500,000	723,800

				500,000	723,800

Gerli & Company (1%)*	Specialty Woven Fabrics Manufacturer	Subordinated Note (0.69% PIK, Due 08/11)	3,799,359	3,161,442	2,156,500
		Subordinated Note (6.25% Cash, 11.75% PIK, Due 08/11)	137,233	120,000	120,000
		Royalty rights		—	112,100
		Common Stock Warrants (56,559 shares)		83,414	—

			3,936,592	3,364,856	2,388,600
Great Expressions Group Holdings, LLC (3%)*	Dental Practice Management	Subordinated Note (12% Cash, 4% PIK, Due 08/15)	4,561,311	4,498,589	4,498,589
		Class A Units (225 Units)		450,000	678,400

			4,561,311	4,948,589	5,176,989

Grindmaster-Cecilware Corp. (3%)*	Food Services Equipment Manufacturer	Subordinated Note (12% Cash, 4.5% PIK, Due 04/16)	5,995,035	5,900,500	5,900,500

			5,995,035	5,900,500	5,900,500

Hatch Chile Co., LLC (3%)*	Food Products Distributor	Senior Note (19% Cash, Due 07/15)	4,500,000	4,394,652	4,394,652
		Subordinated Note (14% Cash, Due 07/15)	1,000,000	837,779	837,779
		Unit Purchase Warrant (5,265 Units)		149,800	149,800

			5,500,000	5,382,231	5,382,231

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)

Infrastructure Corporation of America, Inc. (6%)*	Roadway Maintenance, Repair and Engineering Services	Subordinated Note (12% Cash, 1% PIK, Due 10/15)	$10,769,120	$9,566,843	$9,566,843
		Common Stock Purchase Warrant (199,526 shares)		980,000	980,000

			10,769,120	10,546,843	10,546,843

Inland Pipe Rehabilitation Holding Company LLC (10%)*	Cleaning and Repair Services	Subordinated Note (14% Cash, Due 01/14)	8,274,920	7,621,285	7,621,285
		Subordinated Note (18% Cash, Due 01/14)	3,905,108	3,861,073	3,861,073
		Subordinated Note (15% Cash, Due 01/14)	306,302	306,302	306,302
		Subordinated Note (15.3% Cash, Due 01/14)	3,500,000	3,465,000	3,465,000
		Membership Interest Purchase Warrant (3.0%)		853,500	2,982,600

			15,986,330	16,107,160	18,236,260

Library Systems & Services, LLC (3%)*	Municipal Business Services	Subordinated Note (12.5% Cash, 4.5% PIK, Due 06/15)	5,250,000	5,104,255	5,104,255
		Common Stock Warrants (112 shares)		58,995	535,000

			5,250,000	5,163,250	5,639,255

McKenzie Sports Products, LLC (3%)*	Taxidermy Manufacturer	Subordinated Note (13% Cash, 1% PIK, Due 10/17)	6,010,667	5,893,359	5,893,359

			6,010,667	5,893,359	5,893,359

Media Temple, Inc. (7%)*	Web Hosting Services	Subordinated Note (12% Cash, 4% PIK, Due 04/15)	8,800,000	8,624,776	8,624,776
		Convertible Note (8% Cash, 4% PIK, Due 04/15)	3,200,000	2,668,581	2,668,581
		Common Stock Purchase Warrant (28,000 Shares)		536,000	536,000

			12,000,000	11,829,357	11,829,357

Minco Technology Labs, LLC (3%)*	Semiconductor Distribution	Subordinated Note (13% Cash, 3.25% PIK, Due 05/16)	5,102,216	4,984,368	4,984,368
		Class A Units (5,000 Units)		500,000	296,800

			5,102,216	5,484,368	5,281,168

Novolyte Technologies, Inc. (5%)*	Specialty Manufacturing	Subordinated Note (12% Cash, 5.5% PIK, Due 04/15)	7,785,733	7,686,662	7,686,662
		Preferred Units (641 units)		640,818	664,600
		Common Units (24,522 units)		160,204	370,200

			7,785,733	8,487,684	8,721,462

SRC, Inc. (5%)*	Specialty Chemical Manufacturer	Subordinated Notes (12% Cash, 2% PIK, Due 09/14)	9,001,000	8,697,200	8,697,200
		Common Stock Purchase Warrants		123,800	123,800

			9,001,000	8,821,000	8,821,000

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)

Syrgis Holdings, Inc. (2%)*	Specialty Chemical Manufacturer	Senior Notes (7.75%-10.75% Cash, Due 08/12-02/14)	$2,873,393	$2,858,198	$2,858,198
		Class C Units (2,114 units)		1,000,000	962,200

			2,873,393	3,858,198	3,820,398

TBG Anesthesia Management, LLC (6%)*	Physician Management Services	Senior Note (13.5% Cash, Due 11/14)	11,000,000	10,612,766	10,612,766
		Warrant (263 shares)		276,100	165,000

			11,000,000	10,888,866	10,777,766

Top Knobs USA, Inc. (6%)	Hardware Designer and Distributor	Subordinated Note (12% Cash, 4.5% PIK, Due 05/17)	9,910,331	9,713,331	9,713,331
		Common Stock (26,593 shares)		750,000	750,000

			9,910,331	10,463,331	10,463,331

TrustHouse Services Group, Inc. (3%)*	Food Management Services	Subordinated Note (12% Cash, 2% PIK, Due 09/15)	4,440,543	4,381,604	4,381,604
		Class A Units (1,495 units)		475,000	492,900
		Class B Units (79 units)		25,000	—

			4,440,543	4,881,604	4,874,504

Tulsa Inspection Resources, Inc. (3%)*	Pipeline Inspection Services	Subordinated Note (14%-17.5% Cash, Due 03/14)	5,810,588	5,490,797	5,490,797
		Common Unit (1 unit)		200,000	—
		Common Stock Warrants (8 shares)		321,000	—

			5,810,588	6,011,797	5,490,797

Twin-Star International, Inc. (3%)*	Consumer Home Furnishings Manufacturer	Subordinated Note (12% Cash, 1% PIK, Due 04/14)	4,500,000	4,462,290	4,462,290
		Senior Note (4.53%, Due 04/13)	1,088,962	1,088,962	1,088,962

			5,588,962	5,551,252	5,551,252

Wholesale Floors, Inc. (1%)*	Commercial Services	Subordinated Note (12.5% Cash, 1.5% PIK, Due 06/14)	3,739,639	3,387,525	2,632,100
		Membership Interest Purchase Warrant (4.0%)		132,800	—

			3,739,639	3,520,325	2,632,100

Yellowstone Landscape Group, Inc. (7%)*	Landscaping Services	Subordinated Note (12% Cash, 3% PIK, Due 04/14)	12,438,838	12,250,147	12,250,147

			12,438,838	12,250,147	12,250,147

Zoom Systems (4%)*	Retail Kiosk Operator	Subordinated Note (12.5% Cash, 1.5% PIK, Due 12/14)	8,125,222	7,956,025	7,956,025
		Royalty rights		—	—

			8,125,222	7,956,025	7,956,025

Subtotal Non-Control / Non-Affiliate Investments			237,824,178	244,197,828	245,392,144

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)

Affiliate Investments:

American De-Rosa Lamparts, LLC and Hallmark Lighting (2%)*	Wholesale and Distribution	Subordinated Note (5% PIK, Due 10/13)	$5,475,141	$5,153,341	$3,985,700
		Membership Units (6,516 Units)		350,000	—

			5,475,141	5,503,341	3,985,700

AP Services, Inc. (4%)*	Fluid Sealing Supplies and Services	Subordinated Note (12% Cash, 2% PIK, Due 09/15)	5,834,877	5,723,194	5,723,194
		Class A Units (933 units)		933,333	933,333
		Class B Units (496 units)		—	—

			5,834,877	6,656,527	6,656,527
Asset Point, LLC (3%)*	Asset Management Software Provider	Senior Note (12% Cash, 5% PIK, Due 03/13)	5,756,261	5,703,925	5,384,500
		Senior Note (12% Cash, 2% PIK, Due 07/15)	605,185	605,185	478,100
		Options to Purchase Membership Units (342,407 units)		500,000	—
		Membership Unit Warrants (356,506 units)		—	—

			6,361,446	6,809,110	5,862,600

Axxiom Manufacturing, Inc. (1%)*	Industrial Equipment Manufacturer	Common Stock (136,400 shares)		200,000	978,700
		Common Stock Warrant (4,000 shares)		—	28,700

				200,000	1,007,400

Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine Street”)(4)(2%)*	Oil and Gas Services	Subordinated Note-Brantley Transportation (14% Cash, Due 12/12)	3,800,000	3,738,821	3,546,600
		Common Unit Warrants-Brantley Transportation (4,560 common units)		33,600	—
		Preferred Units-Pine Street (200 units)		200,000	—
		Common Unit Warrants-Pine Street (2,220 units)

				—	—

			3,800,000	3,972,421	3,546,600

Dyson Corporation (1%)*	Custom Forging and Fastener Supplies	Class A Units (1,000,000 units)		1,000,000	2,476,000

				1,000,000	2,476,000

Equisales, LLC (4%)*	Energy Products and Services	Subordinated Note (13% Cash, 4% PIK, Due 04/12)	6,000,000	5,959,983	5,959,983
		Class A Units (500,000 units)		480,900	569,300

			6,000,000	6,440,883	6,529,283

Plantation Products, LLC (8%)*	Seed Manufacturing	Subordinated Notes (13% Cash, 4.5% PIK, Due 06/16)	14,527,188	14,164,688	14,164,688
		Preferred Units (1,127 units)		1,127,000	1,127,000
		Common Units (92,000 units)		23,000	23,000

			14,527,188	15,314,688	15,314,688

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount		Cost	Fair Value(3)

QC Holdings, Inc. (0%)*	Lab Testing Services	Common Stock (5,594 shares)	$		$563,602	$505,500

					563,602	505,500

Technology Crops International (3%)*	Supply Chain Management Services	Subordinated Note (12% Cash, 5% PIK, Due 03/15)		5,333,595	5,250,980	5,250,980
		Common Units (50 Units)			500,000	612,200

				5,333,595	5,750,980	5,863,180

Waste Recyclers Holdings, LLC (2%)*	Environmental and Facilities Services	Class A Preferred Units (280 Units)			2,251,100	—
		Class B Preferred Units (985,372 Units)			3,304,218	2,384,100
		Class C Preferred Units (1,444,475 Units)			1,499,531	1,530,300
		Common Unit Purchase Warrant (1,170,083 Units)			748,900	—
		Common Units (153,219 Units)			180,783	—

					7,984,532	3,914,400

				47,332,247	60,196,084	55,661,878

Subtotal Affiliate Investments
Control Investments:

FCL Graphics, Inc. (1%)*	Commercial Printing Services	Senior Note (3.76% Cash, 2% PIK, Due 9/11)		1,500,498	1,497,934	1,465,400
		Senior Note (7.79% Cash, 2% PIK, Due 9/11)		2,045,228	2,041,167	1,081,100
		2nd Lien Note (2.79% Cash, 8% PIK, Due 12/11)		3,470,254	2,996,287	—
		Preferred Shares (35,000 shares)			—	—
		Common Shares (4,000 shares)			—	—
		Members Interests (3,839 Units)			—	—

				7,015,980	6,535,388	2,546,500

Fire Sprinkler Systems, Inc. (0%)*	Specialty Trade Contractors	Subordinated Notes (2% PIK, Due 04/11)		3,065,981	2,626,072	750,000
		Common Stock (2,978 shares)			294,624	—

				3,065,981	2,920,696	750,000
Fischbein, LLC (11%)*	Packaging and Materials Handling Equipment Manufacturer	Subordinated Note (13% Cash, 5.5% PIK, Due 05/13)		4,345,573	4,268,333	4,268,333
		Class A-1 Common Units (558,140 units)			558,140	2,200,600
		Class A Common Units (4,200,000 units)			4,200,000	13,649,600

				4,345,573	9,026,473	20,118,533

Weave Textiles, LLC (1%)*	Specialty Woven Fabrics Manufacturer	Senior Note (12% PIK, Due 01/11)		310,238	310,238	310,238
		Membership Units (425 units)			855,000	1,211,300

				310,238	1,165,238	1,521,538

Subtotal Control Investments				14,737,772	19,647,795	24,936,571

Total Investments, December 31, 2010(181%)*				299,894,197	324,041,707	325,990,593

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non-income producing.

(2)	Disclosures of interest rates on subordinated notes include cash interest rates and paid-in-kind (“PIK”) interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC and its sole business purpose is its ownership of Brantley Transportation, LLC.

See accompanying notes.

Triangle Capital Corporation

Notes to Unaudited Consolidated Financial Statements

1.	Organization, Basis of Presentation and Business

Organization

Triangle Capital Corporation and its wholly owned subsidiaries, including Triangle Mezzanine Fund LLLP (the “Fund”) and Triangle Mezzanine Fund II LP (“Fund II”) (collectively, the “Company”), operate as a Business Development Company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). The Fund and Fund II are specialty finance limited partnerships formed to make investments primarily in middle market companies located throughout the United States. On September 11, 2003, the Fund was licensed to operate as a Small Business Investment Company (“SBIC”) under the authority of the United States Small Business Administration (“SBA”). On May 26, 2010, Fund II obtained its license to operate as an SBIC. As SBICs, both the Fund and Fund II are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments.

The Company currently operates as a closed-end, non-diversified investment company and has elected to be treated as a BDC under the 1940 Act. The Company is internally managed by its executive officers under the supervision of its Board of Directors. The Company does not pay management or advisory fees, but instead incurs the operating costs associated with employing executive management and investment and portfolio management professionals.

Basis of Presentation

The financial statements of the Company include the accounts of the Company and its wholly-owned subsidiaries, including the Fund and Fund II. Neither the Fund nor Fund II consolidates portfolio company investments. The effects of all intercompany transactions between the Company and its subsidiaries have been eliminated in consolidation.

The accompanying unaudited financial statements are presented in conformity with United States generally accepted accounting principles (“U.S. GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring adjustments necessary for the fair presentation of financial statements for the interim period, have been reflected in the unaudited consolidated financial statements. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the period ended December 31, 2010. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Triangle Capital Corporation

Notes to Unaudited Consolidated Financial Statements — (Continued)

2.	Investments

Summaries of the composition of the Company’s investment portfolio at cost and fair value, and as a percentage of total investments, are shown in the following tables:

	Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
March 31, 2011:
Subordinated debt, Unitranche and 2nd lien notes	$330,396,564	88%	$322,755,563	84%
Senior debt	8,474,097	2	7,471,522	2
Equity shares	31,202,841	8	45,032,087	12
Equity warrants	6,499,884	2	8,085,358	2
Royalty rights	874,400	—	842,100	—

	$377,447,786	100%	$384,186,630	100%

December 31, 2010:
Subordinated debt, Unitranche and 2nd lien notes	$279,433,775	86%	$270,994,677	83%
Senior debt	8,631,760	3	7,639,159	3
Equity shares	29,115,890	9	38,719,699	12
Equity warrants	5,985,882	2	7,902,458	2
Royalty rights	874,400	—	734,600	—

	$324,041,707	100%	$325,990,593	100%

During the three months ended March 31, 2011, the Company made five new investments totaling approximately $51.5 million and investments in four existing portfolio companies totaling approximately $16.8 million. During the three months ended March 31, 2010, the Company made two new investments totaling approximately $11.6 million and five investments in existing portfolio companies totaling approximately $2.5 million.

Valuation of Investments

The Company has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”). Under ASC Topic 820, a financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Triangle Capital Corporation

Notes to Unaudited Consolidated Financial Statements — (Continued)

Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company’s investment portfolio is comprised of debt and equity instruments of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its investments at fair value, as determined in good faith by the Board of Directors (Level 3 inputs, as further described below). Due to the inherent uncertainty in the valuation process, the Board of Directors’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by the Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Company might reasonably expect to receive upon the current sale of the security.

Management evaluates the investments in portfolio companies using the most recent portfolio company financial statements and forecasts. Management also consults with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

In making the good faith determination of the value of debt securities, the Company starts with the cost basis of the security, which includes the amortized original issue discount, and payment-in-kind (“PIK”) interest, if any. The Company also uses a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. The risk rating system covers both qualitative and quantitative aspects of the business and the securities held. In valuing debt securities, management utilizes an “income approach” model that considers factors including, but not limited to, (i) the portfolio investment’s current risk rating, (ii) the portfolio company’s current trailing twelve months’ (“TTM”) results of operations as compared to the portfolio company’s TTM results of operations as of the date the investment was made and the portfolio company’s anticipated results for the next twelve months of operations, (iii) the portfolio company’s current leverage as compared to its leverage as of the date the investment was made, (iv) publicly available information regarding current pricing and credit metrics for similar proposed and executed investment transactions of private companies and, (v) when management believes a relevant comparison exists, current pricing and credit metrics for similar proposed and executed investment transactions of publicly traded debt.

In valuing equity securities of private companies, the Company considers valuation methodologies consistent with industry practice, including but not limited to (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) publicly available information regarding the valuation of the securities based on recent sales in comparable transactions of private companies and, (iii) when management believes there are comparable companies that are publicly traded, a review of these publicly traded companies and the market multiple of their equity securities.

Triangle Capital Corporation

Notes to Unaudited Consolidated Financial Statements — (Continued)

The following table presents the Company’s financial instruments carried at fair value as of March 31, 2011 and December 31, 2010, on the consolidated balance sheet by ASC Topic 820 valuation hierarchy, as previously described:

	Fair Value at March 31, 2011
	Level 1	Level 2	Level 3	Total
Portfolio company investments	$—	$—	$384,186,630	$384,186,630

	$—	$—	$384,186,630	$384,186,630

	Fair Value at December 31, 2010
	Level 1	Level 2	Level 3	Total
Portfolio company investments	$—	$—	$325,990,593	$325,990,593

	$—	$—	$325,990,593	$325,990,593

The following table reconciles the beginning and ending balances of our portfolio company investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended March 31, 2011 and 2010:

	Three Months Ended March 31,
	2011	2010
Fair value of portfolio, beginning of period	$325,990,593	$201,317,970
New investments	68,275,512	14,143,949
Proceeds from sales of investments	—	(240,000)
Loan origination fees received	(1,466,292)	(301,875)
Principal repayments received	(14,936,864)	(6,280,580)
Payment in kind interest earned	1,942,288	1,216,226
Payment in kind interest payments received	(1,084,795)	(156,710)
Accretion of loan discounts	260,986	117,201
Accretion of deferred loan origination revenue	415,247	215,033
Realized gain on investments	—	199,200
Unrealized gain on investments	4,789,955	246,344

Fair value of portfolio, end of period	$384,186,630	$210,476,758

All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported on separate line items within the Company’s statements of operations. Pre-tax net unrealized gains on investments of $4.8 million during the three months ended March 31, 2011 are related to portfolio company investments that were still held by the Company as of March 31, 2011. Pre-tax net unrealized gains on investments of $0.4 million during the three months ended March 31, 2010 are related to portfolio company investments that were still held by the Company as of March 31, 2010.

Duff & Phelps, LLC (“Duff & Phelps”), an independent valuation firm, provides third party valuation consulting services to the Company which consist of certain limited procedures that the Company identified and requested Duff & Phelps to perform (hereinafter referred to as the “procedures”). We generally request Duff & Phelps to perform the procedures on each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In addition,

Triangle Capital Corporation

Notes to Unaudited Consolidated Financial Statements — (Continued)

we generally request Duff & Phelps to perform the procedures on a portfolio company when there has been a significant change in the fair value of the investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders’ best interest, to request Duff & Phelps to perform the procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in the portfolio company is determined to be insignificant relative to our total investment portfolio.

The total number of investments and the percentage of our portfolio on which we asked Duff & Phelps to perform such procedures are summarized below by period:

For the quarter ended:	Total companies	Percent of total investments at fair value(1)
March 31, 2010	7	25%
June 30, 2010	8	29%
September 30, 2010	8	26%
December 31, 2010	9	29%
March 31, 2011	11	34%

(1)	Exclusive of the fair value of new investments made during the quarter

Upon completion of the procedures, Duff & Phelps concluded that the fair value, as determined by the Board of Directors, of those investments subjected to the procedures did not appear to be unreasonable. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

Warrants

When originating a debt security, the Company will sometimes receive warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the warrant or other equity instruments is treated as original issue discount and accreted into interest income over the life of the loan.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains or losses are recorded upon the sale or liquidation of investments and are calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the fair value of the investments and the cost basis of the investments.

Investment Classification

In accordance with the provisions of the 1940 Act, the Company classifies investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-

Triangle Capital Corporation

Notes to Unaudited Consolidated Financial Statements — (Continued)

Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25.0% of the voting securities of such company or has greater than 50.0% representation on its board. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns between 5.0% and 25.0% of the voting securities of such company.

Investment Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recorded on the ex-dividend date.

Fee Income

Loan origination, facility, commitment, consent and other advance fees received in connection with loan agreements are recorded as deferred income and recognized as income over the term of the loan. Loan prepayment penalties and loan amendment fees are generally recorded into income when the respective prepayment or loan amendment occurs. Any previously deferred fees are immediately recorded into income upon prepayment of the related loan.

Payment-in-Kind Interest

The Company currently holds, and expects to hold in the future, some loans in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan, rather than being paid to us in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment.

To maintain the Company’s status as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as Amended (the “Code”), this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing PIK interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or through a restructuring such that the interest income is deemed to be collectible. The Company writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible.

Concentration of Credit Risk

The Company’s investees are generally lower middle-market companies in a variety of industries. At both March 31, 2011 and December 31, 2010, there were no individual investments greater than 10% of the fair value

Triangle Capital Corporation

Notes to Unaudited Consolidated Financial Statements — (Continued)

of the Company’s portfolio. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses on equity interests, can fluctuate dramatically upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several investees.

The Company’s investments carry a number of risks including, but not limited to: 1) investing in lower middle market companies which have limited operating histories and financial resources; 2) investing in senior subordinated debt which ranks equal to or lower than debt held by other investors; 3) holding investments that are not publicly traded and are subject to legal and other restrictions on resale and other risks common to investing in below investment grade debt and equity instruments.

3.	Income Taxes

Triangle Capital Corporation has elected for federal income tax purposes to be treated as a RIC under Subchapter M of the Code. As a RIC, so long as certain minimum distribution, source-of-income and asset diversification requirements are met, income taxes are generally required to be paid only on the portion of taxable income and gains that are not distributed (actually or constructively) and on certain built-in gains.

The Company has certain wholly owned taxable subsidiaries (the “Taxable Subsidiaries”) each of which holds one or more of the Company’s portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for financial reporting purposes, such that the Company’s consolidated financial statements reflect the Company’s investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold certain portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass — through entities) while satisfying the RIC tax requirement that at least 90% of the RIC’s gross revenue for income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of qualifying investment income, it could jeopardize the Company’s ability to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. When LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, their income is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense is reflected in the Company’s Statements of Operations.

For federal income tax purposes, the cost of investments owned at March 31, 2011 was approximately $379.5 million.

Triangle Capital Corporation

Notes to Unaudited Consolidated Financial Statements — (Continued)

4.	Long-Term Debt

At March 31, 2011 and December 31, 2010, the Company had the following debentures guaranteed by the SBA outstanding:

Issuance/Pooling Date	Maturity Date	Prioritized Return (Interest) Rate	March 31, 2011	December 31, 2010
SBA Debentures:
September 28, 2005	September 1, 2015	5.796%	$—	$9,500,000
March 28, 2007	March 1, 2017	6.231%	4,000,000	4,000,000
March 26, 2008	March 1, 2018	6.214%	6,410,000	6,410,000
September 24, 2008	September 1, 2018	6.455%	50,900,000	50,900,000
March 25, 2009	March 1, 2019	5.337%	22,000,000	22,000,000
March 24, 2010	March 1, 2020	4.825%	6,800,000	6,800,000
September 22, 2010	September 1, 2020	3.687%	32,590,000	32,590,000
March 29, 2011	March 1, 2021	4.474%	75,400,000	63,400,000
March 11, 2011	September 1, 2021	1.293%	9,600,000	—
SBA LMI Debentures:
September 14, 2010	March 1, 2016	2.508%	6,907,244	6,864,866

			$214,607,244	$202,464,866

Interest payments on SBA debentures are payable semi-annually. There are no principal payments required on these issues prior to maturity. Debentures issued prior to September 2006 were subject to prepayment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006. The Company’s SBA Low or Moderate Income (“LMI”) debentures are five-year deferred interest debentures that are issued at a discount to par. The accretion of discount on SBA LMI debentures is included in interest expense in the Company’s consolidated financial statements.

Under the Small Business Investment Act and current SBA policy applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time SBA-guaranteed debentures up to two times (and in certain cases, up to three times) the amount of its regulatory capital. As of March 31, 2011, the maximum statutory limit on the dollar amount of outstanding SBA-guaranteed debentures that can be issued by a single SBIC is $150.0 million and by a group of SBICs under common control is $225.0 million. As of March 31, 2011, the Fund has issued $140.5 million of SBA-guaranteed debentures and has the current capacity to issue up to the statutory maximum of $150.0 million, subject to SBA approval. As of March 31, 2011, Fund II has issued $75.0 million in face amount of SBA-guaranteed debentures. In addition to a one-time 1.0% fee on the total commitment from the SBA, the Company also pays a one-time 2.425% fee on the amount of each SBA debenture issued and a one-time 2.0% fee on the amount of each SBA LMI debenture issued. These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. The weighted average interest rates for all SBA-guaranteed debentures as of March 31, 2011 and December 31, 2010 were 4.80% and 3.95%, respectively. The weighted average interest rate as of March 31, 2011 included $205.0 million of pooled SBA-guaranteed debentures with a weighted average fixed interest rate of 4.97% and $9.6 million of unpooled SBA-guaranteed debentures with a weighted average interim interest rate of 1.29%. The weighted average interest rate as of December 31, 2010 included $139.1 million of pooled SBA-guaranteed debentures with a weighted average fixed interest rate of 5.29% and $63.4 million of unpooled SBA-guaranteed debentures with a weighted average interim interest rate of 1.00%.

Triangle Capital Corporation

Notes to Unaudited Consolidated Financial Statements — (Continued)

5.	Equity-based Compensation

The Company’s Board of Directors and stockholders have approved the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan (the “Plan”), under which there are 900,000 shares of the Company’s Common Stock authorized for issuance. Under the Plan, the Board of Directors (or Compensation Committee, if delegated administrative authority by the Board of Directors) may award stock options, restricted stock or other stock based incentive awards to executive officers, employees and directors. Equity-based awards granted under the Plan to independent directors generally will vest over a one-year period and equity-based awards granted under the Plan to executive officers and employees generally will vest ratably over a four-year period.

The Company accounts for its equity-based compensation plan using the fair value method, as prescribed by ASC Topic 718, Stock Compensation. Accordingly, for restricted stock awards, we measure the grant date fair value based upon the market price of our common stock on the date of the grant and amortize this fair value to compensation expense over the requisite service period or vesting term.

The following table presents information with respect to the Plan for the three months ended March 31, 2011 and 2010:

	Three Months Ended March 31, 2011		Three Months Ended March 31, 2010
	Number of Shares	Weighted-Average Grant-Date Fair Value per Share	Number of Shares	Weighted-Average Grant-Date Fair Value per Share
Unvested shares, beginning of period	302,698	$11.40	219,813	$10.76
Shares granted during the period	152,779	$20.51	142,499	$11.84
Shares vested during the period	(68,873)	$11.25	(33,247)	$10.62

Unvested shares, end of period	386,604	$15.03	329,065	$11.24

In the three months ended March 31, 2011 and 2010, the Company recognized equity-based compensation expense of approximately $0.4 million and $0.2 million, respectively. This expense is included in general and administrative expenses in the Company’s consolidated statements of operations.

As of March 31, 2011, there was approximately $5.2 million of total unrecognized compensation cost, related to the Company’s non-vested restricted shares. This cost is expected to be recognized over a weighted-average period of approximately 2.5 years.

Triangle Capital Corporation

Notes to Unaudited Consolidated Financial Statements — (Continued)

6.	Financial Highlights

The following is a schedule of financial highlights for the three months ended March 31, 2011 and 2010:

	Three Months Ended March 31,
	2011	2010
Per share data:
Net asset value at beginning of period	$12.09	$11.03
Net investment income(1)	0.46	0.32
Net realized gain (loss) on investments(1)	—	0.02
Net unrealized appreciation on investments(1)	0.27	0.02

Total increase from investment operations(1)	0.73	0.36
Cash dividends/distributions declared	(0.42)	(0.41)
Shares issued pursuant to Dividend Reinvestment Plan	0.01	0.10
Common stock offerings	1.17	—
Stock-based compensation	(0.11)	(0.11)
Income tax provision(1)	—	(0.01)
Other(2)	(0.05)	(0.09)

Net asset value at end of period	$13.42	$10.87

Market value at end of period(3)	$18.06	$14.04

Shares outstanding at end of period	18,569,856	11,934,594
Net assets at end of period	$249,218,498	$129,693,360
Average net assets	$205,618,569	$131,333,496
Ratio of total expenses to average net assets (annualized)	9%	11%
Ratio of net investment income to average net assets (annualized)	15%	12%
Portfolio turnover ratio	5%	3%
Total Return(4)	(3%)	20%

(1)	Weighted average basic per share data.

(2)	Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

(3)	Represents the closing price of the Company’s common stock on the last day of the period.

(4)	Total return equals the change in the ending market value of the Company’s common stock during the period, plus dividends declared per share during the period, divided by the market value of the Company’s common stock on the first day of the period. Total return is not annualized.

7.	Subsequent Events

In April 2011, the Company invested $5.0 million in The Main Resource (“TMR”) consisting of subordinated debt with warrants. TMR is a supplier of aftermarket automotive parts. Under the terms of the investments, TMR will pay interest on the subordinated debt at a rate of 14% per annum.

Triangle Capital Corporation

Notes to Unaudited Consolidated Financial Statements — (Continued)

In April 2011, the Company invested $4.0 million in subordinated debt, $1.0 million in junior subordinated debt with warrants and $0.3 million in equity of Main Street Gourmet (“MSG”). MSG is a provider of bakery items primarily for retail and foodservice companies. Under the terms of the investments, MSG will pay interest on the subordinated debt and junior subordinated debt at a rate of 16.5% and 10%, respectively, per annum.

In May 2011, the Company recognized a realized gain of approximately $12.2 million related to the sale of certain assets of Fischbein, LLC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Triangle Capital Corporation

We have audited the accompanying consolidated balance sheets of Triangle Capital Corporation (the Company), including the consolidated schedules of investments, as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in net assets, and cash flows, and the consolidated financial highlights for each of the three years in the period ended December 31, 2010. We have also audited the accompanying consolidated financial highlights for the year ended December 31, 2007 and the combined financial highlights for the year ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 and 2009 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Triangle Capital Corporation at December 31, 2010 and 2009, the consolidated results of its operations, changes in net assets, and its cash flows, and the consolidated financial highlights for each of the three years in the period ended December 31, 2010, and the consolidated financial highlights for the year ended December 31, 2007 and the combined financial highlights for the year ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Triangle Capital Corporation’s internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 9, 2011 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

Raleigh, North Carolina

March 9, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Triangle Capital Corporation

We have audited Triangle Capital Corporation’s internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO criteria). Triangle Capital Corporation’s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Triangle Capital Corporation maintained, in all material respects, effective internal control over financial reporting as of December 31, 2010, based on the COSO criteria.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of Triangle Capital Corporation (the Company), including the consolidated schedules of investments, as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in net assets, and cash flows, and the consolidated financial highlights for each of the three years in the period ended December 31, 2010. We have also audited the accompanying consolidated financial highlights for the year ended December 31, 2007 and the combined financial highlights for the year ended December 31, 2006 and our report dated March 9, 2011 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

Raleigh, North Carolina

March 9, 2011

Triangle Capital Corporation

Consolidated Balance Sheets

	December 31,
	2010	2009
ASSETS
Investments at fair value:
Non-Control / Non-Affiliate investments (cost of $244,197,828 and $143,239,223 at December 31, 2010 and 2009, respectively)	$245,392,144	$138,281,894
Affiliate investments (cost of $60,196,084 and $47,934,280 at December 31, 2010 and 2009, respectively)	55,661,878	45,735,905
Control investments (cost of $19,647,795 and $18,767,587 at December 31, 2010 and 2009, respectively)	24,936,571	17,300,171

Total investments at fair value	325,990,593	201,317,970
Cash and cash equivalents	54,820,222	55,200,421
Interest and fees receivable	867,627	676,961
Prepaid expenses and other current assets	119,151	286,790
Deferred financing fees	6,200,254	3,540,492
Property and equipment, net	47,647	28,666

Total assets	$388,045,494	$261,051,300

LIABILITIES
Accounts payable and accrued liabilities	$2,268,898	$2,222,177
Interest payable	2,388,505	2,333,952
Dividends payable	—	4,774,534
Taxes payable	197,979	59,178
Deferred revenue	37,500	75,000
Deferred income taxes	208,587	577,267
SBA guaranteed debentures payable	202,464,866	121,910,000

Total liabilities	207,566,335	131,952,108
Net Assets
Common stock, $0.001 par value per share (150,000,000 shares authorized, 14,928,987 and 11,702,511 shares issued and outstanding as of December 31, 2010 and 2009, respectively)	14,929	11,703
Additional paid-in-capital	183,602,755	136,769,259
Investment income in excess of distributions	3,365,548	1,070,452
Accumulated realized gains (losses) on investments	(8,244,376)	448,164
Net unrealized appreciation (depreciation) of investments	1,740,303	(9,200,386)

Total net assets	180,479,159	129,099,192

Total liabilities and net assets	$388,045,494	$261,051,300

Net asset value per share	$12.09	$11.03

See accompanying notes.

Triangle Capital Corporation

Consolidated Statements of Operations

	Years Ended December 31,
	2010	2009	2008
Investment income:
Loan interest, fee and dividend income:
Non-Control / Non-Affiliate investments	$24,187,140	$16,489,943	$12,381,411
Affiliate investments	4,140,469	4,441,399	3,478,644
Control investments	1,333,385	1,142,764	1,434,687

Total loan interest, fee and dividend income	29,660,994	22,074,106	17,294,742
Paid-in-kind interest income:
Non-Control / Non-Affiliate investments	4,449,358	3,114,325	2,657,281
Affiliate investments	1,059,069	1,539,776	665,817
Control investments	471,431	420,718	438,688

Total paid -in-kind interest income	5,979,858	5,074,819	3,761,786
Interest income from cash and cash equivalent investments	344,642	613,057	302,970

Total investment income	35,985,494	27,761,982	21,359,498

Expenses:
Interest expense	7,350,012	6,900,591	4,227,851
Amortization of deferred financing fees	796,994	363,818	255,273
General and administrative expenses	7,689,015	6,448,999	6,254,096

Total expenses	15,836,021	13,713,408	10,737,220

Net investment income	20,149,473	14,048,574	10,622,278
Net realized gain (loss) on investments — Non Control / Non-Affiliate	(1,623,104)	448,164	(1,393,139)
Net realized loss on investment — Affiliate	(3,855,769)	—	—
Net realized gain on investment — Control	—	—	2,828,747
Net unrealized appreciation (depreciation) of investments	10,940,689	(10,310,194)	(4,286,375)

Total net gain (loss) on investments before income taxes	5,461,816	(9,862,030)	(2,850,767)
Provision for taxes	220,740	149,841	133,010

Net increase in net assets resulting from operations	$25,390,549	$4,036,703	$7,638,501

Net investment income per share — basic and diluted	$1.58	$1.63	$1.54

Net increase in net assets resulting from operations per share — basic and diluted	$1.99	$0.47	$1.11

Dividends declared per common share	$1.61	$1.62	$1.44

Capital gains distributions declared per common share	$0.04	$0.05	—

Weighted average number of shares outstanding — basic and diluted	12,763,243	8,593,143	6,877,669

See accompanying notes.

Triangle Capital Corporation

Statements of Changes in Net Assets

	Common Stock		Additional Paid In Capital	Investment Income in Excess of (Less Than) Distributions	Accumulated Realized Gains (Losses) on Investments	Net Unrealized Appreciation (Depreciation) of Investments	Total Net Assets
	Number of Shares	Par Value
Balance, January 1, 2008	6,803,863	$6,804	$86,949,189	$1,738,797	$(618,620)	$5,396,183	$93,472,353
Net investment income	—	—	—	10,622,278	—	—	10,622,278
Stock-based compensation	—	—	275,311	—	—	—	275,311
Realized gain (loss) on investments	—	—	—	—	1,435,608	(1,269,437)	166,171
Net unrealized losses on investments	—	—	—	—	—	(3,016,938)	(3,016,938)
Provision for taxes	—	—	—	(133,010)	—	—	(133,010)
Return of capital and other tax related adjustments	—	—	612,399	(151,906)	(460,493)	—	—
Dividends declared	—	—	—	(9,961,002)	—	—	(9,961,002)
Issuance of restricted stock	113,500	113	(113)	—	—	—	—

Balance, December 31, 2008	6,917,363	$6,917	$87,836,786	$2,115,157	$356,495	$1,109,808	$91,425,163
Net investment income	—	—	—	14,048,574	—	—	14,048,574
Stock-based compensation	—	—	701,601	—	—	—	701,601
Realized gain (loss) on investments	—	—	—	—	448,164	(157,316)	290,848
Net unrealized losses on investments	—	—	—	—	—	(10,152,878)	(10,152,878)
Provision for taxes	—	—	—	(149,841)	—	—	(149,841)
Return of capital and other tax related adjustments	—	—	(29,996)	34,125	(4,129)	—	—
Dividends/distributions declared	80,569	81	999,791	(14,977,563)	(352,366)	—	(14,330,057)
Public offerings of common stock	4,569,000	4,569	47,328,113	—	—	—	47,332,682
Issuance of restricted stock	144,812	145	(145)	—	—	—	—
Common stock withheld for payroll taxes upon vesting of restricted stock	(6,533)	(6)	(66,894)	—	—	—	(66,900)
Forfeiture of restricted stock	(2,700)	(3)	3	—	—	—	—

Balance, December 31, 2009	11,702,511	$11,703	$136,769,259	$1,070,452	$448,164	$(9,200,386)	$129,099,192
Net investment income	—	—	—	20,149,473	—	—	20,149,473
Stock-based compensation	—	—	1,151,576	—	—	—	1,151,576
Realized gain (loss) on investments	—	—	—	—	(5,478,873)	6,423,467	944,594
Net unrealized gains on investments	—	—	—	—	—	4,517,222	4,517,222
Provision for taxes	—	—	—	(220,740)	—	—	(220,740)
Return of capital and other tax related adjustments	—	—	(171,918)	3,385,585	(3,213,667)	—	—
Dividends/distributions declared	332,149	332	4,878,676	(21,019,222)	—	—	(16,140,214)
Public offerings of common stock	2,760,000	2,760	41,210,208	—	—	—	41,212,968
Issuance of restricted stock	152,944	153	(153)	—	—	—	—
Common stock withheld for payroll taxes upon vesting of restricted stock	(18,617)	(19)	(234,893)	—	—	—	(234,912)

Balance, December 31, 2010	14,928,987	$14,929	$183,602,755	$3,365,548	$(8,244,376)	$1,740,303	$180,479,159

See accompanying notes.

Triangle Capital Corporation

Consolidated Statements of Cash Flows

	Years Ended December 31,
	2010	2009	2008
Cash flows from operating activities:
Net increase in net assets resulting from operations	$25,390,549	$4,036,703	$7,638,501
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of portfolio investments	(173,581,930)	(48,475,570)	(93,054,022)
Repayments received/sales of portfolio investments	54,914,835	21,431,698	20,968,397
Loan origination and other fees received	3,351,568	952,500	1,686,996
Net realized (gain) loss on investments	5,478,873	(448,164)	(1,435,608)
Net unrealized (appreciation) depreciation on investments	(10,572,009)	10,576,873	3,516,855
Deferred income taxes	(368,680)	(266,680)	769,519
Paid-in-kind interest accrued, net of payments received	(2,269,307)	(2,165,015)	(1,783,288)
Amortization of deferred financing fees	796,994	363,818	255,273
Accretion of loan origination and other fees	(1,268,839)	(663,506)	(515,289)
Accretion of loan discounts	(701,268)	(421,495)	(169,548)
Accretion of discount on SBA guaranteed debentures payable	50,948	—	—
Depreciation expense	19,554	22,548	16,681
Stock-based compensation	1,151,576	701,601	275,311
Changes in operating assets and liabilities:
Interest and fees receivable	(215,212)	2,867	(374,669)
Prepaid expenses	167,639	(191,465)	(47,848)
Accounts payable and accrued liabilities	46,721	613,268	464,687
Interest payable	54,553	452,191	1,183,026
Deferred revenue	(37,500)	75,000	—
Taxes payable	138,801	28,742	(22,162)

Net cash used in operating activities	(97,452,134)	(13,374,086)	(60,627,188)

Cash flows from investing activities:
Purchases of property and equipment	(38,535)	(3,194)	(30,535)

Net cash used in investing activities	(38,535)	(3,194)	(30,535)

Cash flows from financing activities:
Borrowings under SBA guaranteed debentures payable	102,803,918	6,800,000	78,100,000
Repayments of SBA guaranteed debentures payable	(22,300,000)	—	—
Financing fees paid	(3,456,756)	(358,900)	(2,801,524)
Proceeds from public stock offerings, net of expenses	41,212,968	47,332,682	—
Common stock withheld for payroll taxes upon vesting of restricted stock	(234,912)	(66,900)	—
Cash dividends paid	(20,466,584)	(11,970,102)	(9,235,216)
Cash distributions paid	(448,164)	(352,366)	—

Net cash provided by financing activities	97,110,470	41,384,414	66,063,260

Net increase (decrease) in cash and cash equivalents	(380,199)	28,007,134	5,405,537
Cash and cash equivalents, beginning of year	55,200,421	27,193,287	21,787,750

Cash and cash equivalents, end of year	$54,820,222	$55,200,421	$27,193,287

Supplemental Disclosure of cash flow information:
Cash paid for interest	$7,244,511	$6,448,400	$3,044,825

Summary of non-cash financing transactions:
Dividends declared but not paid	$—	$4,774,534	$2,766,945

See accompanying notes.

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments

December 31, 2010

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)

Non—Control / Non—Affiliate Investments:

Ambient Air Corporation (“AA”) and Peaden-Hobbs Mechanical, LLC (“PHM”) (3%)*	Specialty Trade Contractors	Subordinated Note-AA (15% Cash, 3% PIK, Due 06/13)	$4,325,151	$4,287,109	$4,287,109
		Common Stock-PHM (128,571 shares)		128,571	68,500
		Common Stock Warrants-AA (455 shares)		142,361	852,000

			4,325,151	4,558,041	5,207,609

Ann’s House of Nuts, Inc. (5%)*	Trail Mixes and Nut Producers	Subordinated Note (12% Cash, 1% PIK, Due 11/17)	7,009,722	6,603,828	6,603,828
		Preferred A Units (22,368 units)		2,124,957	2,124,957
		Preferred B Units (10,380 units)		986,059	986,059
		Common Units (190,935 units)		150,000	150,000
		Common Stock Warrants (14,558 shares)		14,558	14,558

			7,009,722	9,879,402	9,879,402

Assurance Operations Corporation (0%)*	Metal Fabrication	Common Stock (517 Shares)		516,867	528,900

				516,867	528,900

Botanical Laboratories, Inc. (5%)*	Nutritional Supplement Manufacturing and Distribution	Senior Notes (14% Cash, Due 02/15)	10,500,000	9,843,861	9,843,861
		Common Unit Warrants (998,680)	—	474,600	—

			10,500,000	10,318,461	9,843,861

Capital Contractors, Inc. (5%)*	Janitorial and Facilities Maintenance Services	Subordinated Notes (12% Cash, 2% PIK, Due 12/15)	9,001,001	8,329,001	8,329,001
		Common Stock Warrants (20 shares)		492,000	492,000

			9,001,001	8,821,001	8,821,001

Carolina Beer and Beverage, LLC (8%)*	Beverage Manufacturing and Packaging	Subordinated Note (12% Cash , 4% PIK, Due 02/16)	12,865,233	12,622,521	12,622,521
		Class A Units (11,974 Units)		1,077,615	1,077,615
		Class B Units (11,974 Units)		119,735	119,735

			12,865,233	13,819,871	13,819,871

CRS Reprocessing, LLC (8%)*	Fluid Reprocessing Services	Subordinated Note (12% Cash, 2% PIK, Due 11/15)	11,129,470	10,706,406	10,706,406
		Subordinated Note (10% Cash, 4% PIK, Due 11/15)	3,403,211	3,052,570	3,052,570
		Common Unit Warrant (340 Units)		564,454	1,043,000

			14,532,681	14,323,430	14,801,976

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)

CV Holdings, LLC (6%)*	Specialty Healthcare Products Manufacturer	Subordinated Note (12% Cash, 4% PIK, Due 09/13)	$11,685,326	$11,042,011	$11,042,011
		Royalty rights		874,400	622,500

			11,685,326	11,916,411	11,664,511

Electronic Systems Protection, Inc. (2%)*	Power Protection Systems Manufacturing	Subordinated Note (12% Cash, 2% PIK, Due 12/15)	3,183,802	3,162,604	3,162,604
		Senior Note (8.3% Cash, Due 01/14)	835,261	835,261	835,261
		Common Stock (570 shares)		285,000	110,000

			4,019,063	4,282,865	4,107,865

Energy Hardware Holdings, LLC (0%)*	Machined Parts Distribution	Voting Units (4,833 units)		4,833	414,100

				4,833	414,100

Frozen Specialties, Inc. (4%)*	Frozen Foods Manufacturer	Subordinated Note (13% Cash, 5% PIK, Due 07/14)	8,060,481	7,945,904	7,945,904

			8,060,481	7,945,904	7,945,904

Garden Fresh Restaurant Corp. (0%)*	Restaurant	Membership Units (5,000 units)		500,000	723,800

				500,000	723,800

Gerli & Company (1%)*	Specialty Woven Fabrics Manufacturer	Subordinated Note (0.69% PIK, Due 08/11)	3,799,359	3,161,442	2,156,500
		Subordinated Note (6.25% Cash, 11.75% PIK, Due 08/11)	137,233	120,000	120,000
		Royalty rights		—	112,100
		Common Stock Warrants (56,559 shares)		83,414	—

			3,936,592	3,364,856	2,388,600
Great Expressions Group Holdings, LLC (3%)*	Dental Practice Management	Subordinated Note (12% Cash, 4% PIK, Due 08/15)	4,561,311	4,498,589	4,498,589
		Class A Units (225 Units)		450,000	678,400

			4,561,311	4,948,589	5,176,989

Grindmaster-Cecilware Corp. (3%)*	Food Services Equipment Manufacturer	Subordinated Note (12% Cash, 4.5% PIK, Due 04/16)	5,995,035	5,900,500	5,900,500

			5,995,035	5,900,500	5,900,500

Hatch Chile Co., LLC (3%)*	Food Products Distributor	Senior Note (19% Cash, Due 07/15)	4,500,000	4,394,652	4,394,652
		Subordinated Note (14% Cash, Due 07/15)	1,000,000	837,779	837,779
		Unit Purchase Warrant (5,265 Units)		149,800	149,800

			5,500,000	5,382,231	5,382,231

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)

Infrastructure Corporation of America, Inc. (6%)*	Roadway Maintenance, Repair and Engineering Services	Subordinated Note (12% Cash, 1% PIK, Due 10/15)	$10,769,120	$9,566,843	$9,566,843
		Common Stock Purchase Warrant (199,526 shares)		980,000	980,000

			10,769,120	10,546,843	10,546,843

Inland Pipe Rehabilitation Holding Company LLC (10%)*	Cleaning and Repair Services	Subordinated Note (14% Cash, Due 01/14)	8,274,920	7,621,285	7,621,285
		Subordinated Note (18% Cash, Due 01/14)	3,905,108	3,861,073	3,861,073
		Subordinated Note (15% Cash, Due 01/14)	306,302	306,302	306,302
		Subordinated Note (15.3% Cash, Due 01/14)	3,500,000	3,465,000	3,465,000
		Membership Interest Purchase Warrant (3.0%)		853,500	2,982,600

			15,986,330	16,107,160	18,236,260

Library Systems & Services, LLC (3%)*	Municipal Business Services	Subordinated Note (12.5% Cash, 4.5% PIK, Due 06/15)	5,250,000	5,104,255	5,104,255
		Common Stock Warrants (112 shares)		58,995	535,000

			5,250,000	5,163,250	5,639,255

McKenzie Sports Products, LLC (3%)*	Taxidermy Manufacturer	Subordinated Note (13% Cash, 1% PIK, Due 10/17)	6,010,667	5,893,359	5,893,359

			6,010,667	5,893,359	5,893,359

Media Temple, Inc. (7%)*	Web Hosting Services	Subordinated Note (12% Cash, 4% PIK, Due 04/15)	8,800,000	8,624,776	8,624,776
		Convertible Note (8% Cash, 4% PIK, Due 04/15)	3,200,000	2,668,581	2,668,581
		Common Stock Purchase Warrant (28,000 Shares)		536,000	536,000

			12,000,000	11,829,357	11,829,357

Minco Technology Labs, LLC (3%)*	Semiconductor Distribution	Subordinated Note (13% Cash, 3.25% PIK, Due 05/16)	5,102,216	4,984,368	4,984,368
		Class A Units (5,000 Units)		500,000	296,800

			5,102,216	5,484,368	5,281,168

Novolyte Technologies, Inc. (5%)*	Specialty Manufacturing	Subordinated Note (12% Cash, 5.5% PIK, Due 04/15)	7,785,733	7,686,662	7,686,662
		Preferred Units (641 units)		640,818	664,600
		Common Units (24,522 units)		160,204	370,200

			7,785,733	8,487,684	8,721,462

SRC, Inc. (5%)*	Specialty Chemical Manufacturer	Subordinated Notes (12% Cash, 2% PIK, Due 09/14)	9,001,000	8,697,200	8,697,200
		Common Stock Purchase Warrants		123,800	123,800

			9,001,000	8,821,000	8,821,000

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)

Syrgis Holdings, Inc. (2%)*	Specialty Chemical Manufacturer	Senior Notes (7.75%-10.75% Cash, Due 08/12-02/14)	$2,873,393	$2,858,198	$2,858,198
		Class C Units (2,114 units)		1,000,000	962,200

			2,873,393	3,858,198	3,820,398

TBG Anesthesia Management, LLC (6%)*	Physician Management Services	Senior Note (13.5% Cash, Due 11/14)	11,000,000	10,612,766	10,612,766
		Warrant (263 shares)		276,100	165,000

			11,000,000	10,888,866	10,777,766

Top Knobs USA, Inc. (6%)	Hardware Designer and Distributor	Subordinated Note (12% Cash, 4.5% PIK, Due 05/17)	9,910,331	9,713,331	9,713,331
		Common Stock (26,593 shares)		750,000	750,000

			9,910,331	10,463,331	10,463,331

TrustHouse Services Group, Inc. (3%)*	Food Management Services	Subordinated Note (12% Cash, 2% PIK, Due 09/15)	4,440,543	4,381,604	4,381,604
		Class A Units (1,495 units)		475,000	492,900
		Class B Units (79 units)		25,000	—

			4,440,543	4,881,604	4,874,504

Tulsa Inspection Resources, Inc. (3%)*	Pipeline Inspection Services	Subordinated Note (14%-17.5% Cash, Due 03/14)	5,810,588	5,490,797	5,490,797
		Common Unit (1 unit)		200,000	—
		Common Stock Warrants (8 shares)		321,000	—

			5,810,588	6,011,797	5,490,797

Twin-Star International, Inc. (3%)*	Consumer Home Furnishings Manufacturer	Subordinated Note (12% Cash, 1% PIK, Due 04/14)	4,500,000	4,462,290	4,462,290
		Senior Note (4.53%, Due 04/13)	1,088,962	1,088,962	1,088,962

			5,588,962	5,551,252	5,551,252

Wholesale Floors, Inc. (1%)*	Commercial Services	Subordinated Note (12.5% Cash, 1.5% PIK, Due 06/14)	3,739,639	3,387,525	2,632,100
		Membership Interest Purchase Warrant (4.0%)		132,800	—

			3,739,639	3,520,325	2,632,100

Yellowstone Landscape Group, Inc. (7%)*	Landscaping Services	Subordinated Note (12% Cash, 3% PIK, Due 04/14)	12,438,838	12,250,147	12,250,147

			12,438,838	12,250,147	12,250,147

Zoom Systems (4%)*	Retail Kiosk Operator	Subordinated Note (12.5% Cash, 1.5% PIK, Due 12/14)	8,125,222	7,956,025	7,956,025
		Royalty rights		—	—

			8,125,222	7,956,025	7,956,025

Subtotal Non-Control / Non-Affiliate Investments			237,824,178	244,197,828	245,392,144

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)

Affiliate Investments:

American De-Rosa Lamparts, LLC and Hallmark Lighting (2%)*	Wholesale and Distribution	Subordinated Note (5% PIK, Due 10/13)	$5,475,141	$5,153,341	$3,985,700
		Membership Units (6,516 Units)		350,000	—

			5,475,141	5,503,341	3,985,700

AP Services, Inc. (4%)*	Fluid Sealing Supplies and Services	Subordinated Note (12% Cash, 2% PIK, Due 09/15)	5,834,877	5,723,194	5,723,194
		Class A Units (933 units)		933,333	933,333
		Class B Units (496 units)		—	—

			5,834,877	6,656,527	6,656,527
Asset Point, LLC (3%)*	Asset Management Software Provider	Senior Note (12% Cash, 5% PIK, Due 03/13)	5,756,261	5,703,925	5,384,500
		Senior Note (12% Cash, 2% PIK, Due 07/15)	605,185	605,185	478,100
		Options to Purchase Membership Units (342,407 units)		500,000	—
		Membership Unit Warrants (356,506 units)		—	—

			6,361,446	6,809,110	5,862,600

Axxiom Manufacturing, Inc. (1%)*	Industrial Equipment Manufacturer	Common Stock (136,400 shares)		200,000	978,700
		Common Stock Warrant (4,000 shares)		—	28,700

				200,000	1,007,400

Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine Street”)(4)(2%)*	Oil and Gas Services	Subordinated Note-Brantley Transportation (14% Cash, Due 12/12)	3,800,000	3,738,821	3,546,600
		Common Unit Warrants-Brantley Transportation (4,560 common units)		33,600	—
		Preferred Units-Pine Street (200 units)		200,000	—
		Common Unit Warrants-Pine Street (2,220 units)

				—	—

			3,800,000	3,972,421	3,546,600

Dyson Corporation (1%)*	Custom Forging and Fastener Supplies	Class A Units (1,000,000 units)		1,000,000	2,476,000

				1,000,000	2,476,000

Equisales, LLC (4%)*	Energy Products and Services	Subordinated Note (13% Cash, 4% PIK, Due 04/12)	6,000,000	5,959,983	5,959,983
		Class A Units (500,000 units)		480,900	569,300

			6,000,000	6,440,883	6,529,283

Plantation Products, LLC (8%)*	Seed Manufacturing	Subordinated Notes (13% Cash, 4.5% PIK, Due 06/16)	14,527,188	14,164,688	14,164,688
		Preferred Units (1,127 units)		1,127,000	1,127,000
		Common Units (92,000 units)		23,000	23,000

			14,527,188	15,314,688	15,314,688

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount		Cost	Fair Value(3)

QC Holdings, Inc. (0%)*	Lab Testing Services	Common Stock (5,594 shares)	$		$563,602	$505,500

					563,602	505,500

Technology Crops International (3%)*	Supply Chain Management Services	Subordinated Note (12% Cash, 5% PIK, Due 03/15)		5,333,595	5,250,980	5,250,980
		Common Units (50 Units)			500,000	612,200

				5,333,595	5,750,980	5,863,180

Waste Recyclers Holdings, LLC (2%)*	Environmental and Facilities Services	Class A Preferred Units (280 Units)			2,251,100	—
		Class B Preferred Units (985,372 Units)			3,304,218	2,384,100
		Class C Preferred Units (1,444,475 Units)			1,499,531	1,530,300
		Common Unit Purchase Warrant (1,170,083 Units)			748,900	—
		Common Units (153,219 Units)			180,783	—

					7,984,532	3,914,400

				47,332,247	60,196,084	55,661,878

Subtotal Affiliate Investments
Control Investments:

FCL Graphics, Inc. (1%)*	Commercial Printing Services	Senior Note (3.76% Cash, 2% PIK, Due 9/11)		1,500,498	1,497,934	1,465,400
		Senior Note (7.79% Cash, 2% PIK, Due 9/11)		2,045,228	2,041,167	1,081,100
		2nd Lien Note (2.79% Cash, 8% PIK, Due 12/11)		3,470,254	2,996,287	—
		Preferred Shares (35,000 shares)			—	—
		Common Shares (4,000 shares)			—	—
		Members Interests (3,839 Units)			—	—

				7,015,980	6,535,388	2,546,500

Fire Sprinkler Systems, Inc. (0%)*	Specialty Trade Contractors	Subordinated Notes (2% PIK, Due 04/11)		3,065,981	2,626,072	750,000
		Common Stock (2,978 shares)			294,624	—

				3,065,981	2,920,696	750,000
Fischbein, LLC (11%)*	Packaging and Materials Handling Equipment Manufacturer	Subordinated Note (13% Cash, 5.5% PIK, Due 05/13)		4,345,573	4,268,333	4,268,333
		Class A-1 Common Units (558,140 units)			558,140	2,200,600
		Class A Common Units (4,200,000 units)			4,200,000	13,649,600

				4,345,573	9,026,473	20,118,533

Weave Textiles, LLC (1%)*	Specialty Woven Fabrics Manufacturer	Senior Note (12% PIK, Due 01/11)		310,238	310,238	310,238
		Membership Units (425 units)			855,000	1,211,300

				310,238	1,165,238	1,521,538

Subtotal Control Investments				14,737,772	19,647,795	24,936,571

Total Investments, December 31, 2010(181%)*				299,894,197	324,041,707	325,990,593

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non-income producing.

(2)	Disclosures of interest rates on subordinated notes include cash interest rates and paid-in-kind (“PIK”) interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC and its sole business purpose is its ownership of Brantley Transportation, LLC.

See accompanying notes.

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments

December 31, 2009

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)

Non — Control / Non — Affiliate Investments:

Ambient Air Corporation (“AA”) and Peaden-Hobbs Mechanical, LLC (“PHM”) (5%)*	Specialty Trade Contractors	Subordinated Note-AA (12% Cash, 2% PIK, Due 03/11)	$3,236,386	$3,173,098	$3,173,098
		Subordinated Note- AA (14% Cash, 4% PIK, Due 03/11)	1,982,791	1,965,757	1,965,757
		Common Stock-PHM (128,571 shares)		128,571	106,900
		Common Stock Warrants-AA (455 shares)		142,361	656,700

			5,219,177	5,409,787	5,902,455
American De-Rosa Lamparts, LLC and Hallmark Lighting (3%)*	Wholesale and Distribution	Subordinated Note (11.5% Cash, 3.75% PIK, Due 10/13)	8,861,819	8,244,709	3,893,299

			8,861,819	8,244,709	3,893,299

American Direct Marketing Resources, LLC (3%)*	Direct Marketing Services	Subordinated Note (12% Cash, 3% PIK, Due 03/15)	4,157,458	4,088,475	4,088,475

			4,157,458	4,088,475	4,088,475

Art Headquarters, LLC (2%)*	Retail, Wholesale and Distribution	Subordinated Note (12% Cash, 2% PIK, Due 01/10)	2,116,822	2,116,822	2,116,822
		Membership unit warrants (15% of units (150 units))		40,800	220,000

			2,116,822	2,157,622	2,336,822

Assurance Operations Corporation (2%)*	Auto Components /Metal Fabrication	Senior Note (6% Cash, Due 06/11)	2,484,000	2,034,000	2,034,000
		Common Stock (300 shares)		300,000	—

			2,484,000	2,334,000	2,034,000

CRS Reprocessing, LLC (2%)*	Fluid Reprocessing Services	Subordinated Note (12% Cash, 2% PIK, Due 11/14)	3,005,333	2,929,233	2,929,233
		Common Unit Warrant (107 Units)		23,600	23,600

			3,005,333	2,952,833	2,952,833

CV Holdings, LLC (9%)*	Specialty Healthcare Products Manufacturer	Subordinated Note (12% Cash, 4% PIK, Due 09/13)	11,221,670	10,391,652	10,391,652
		Royalty rights		874,400	949,300

			11,221,670	11,266,052	11,340,952

Electronic Systems Protection, Inc. (3%)*	Power Protection Systems Manufacturing	Subordinated Note (12% Cash, 2% PIK, Due 12/15)	3,120,913	3,096,783	2,869,000
		Senior Note (8.3% Cash, Due 01/14)	895,953	895,953	895,953
		Common Stock (500 shares)		285,000	31,300

			4,016,866	4,277,736	3,796,253

Energy Hardware Holdings, LLC (0%)*	Machined Parts Distribution	Voting Units (4,833 units)		4,833	572,300

				4,833	572,300

Fire Sprinkler Systems, Inc. (1%)*	Specialty Trade Contractors	Subordinated Notes (11%-12.5% PIK, Due 04/11)	2,765,917	2,369,744	750,000
		Common Stock (295 shares)		294,624	—

			2,765,917	2,664,368	750,000

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Frozen Specialties, Inc. (6%)*	Frozen Foods Manufacturer	Subordinated Note (13% Cash, 5% PIK, Due 07/14)	7,662,863	7,523,924	7,523,924

			7,662,863	7,523,924	7,523,924
Garden Fresh Restaurant Corp. (3%)*	Restaurant	2nd Lien Note (7.8% Cash, Due 12/11)	3,000,000	3,000,000	3,000,000
		Membership Units (5,000 units)		500,000	811,300

			3,000,000	3,500,000	3,811,300
Gerli & Company (1%)*	Specialty Woven Fabrics Manufacturer	Subordinated Note (0.69% PIK, Due 08/11)	3,630,774	3,124,893	1,442,000
		Subordinated Note (6.25% Cash, 11.75% PIK, Due 08/11)	122,389	120,000	120,000
		Common Stock Warrants (56,559 shares)		83,414	—

			3,753,163	3,328,307	1,562,000
Grindmaster-Cecilware Corp. (4%)*	Food Services Equipment Manufacturer	Subordinated Note (11% Cash, 3% PIK, Due 03/15)	5,800,791	5,689,665	5,689,665

			5,800,791	5,689,665	5,689,665
Inland Pipe Rehabilitation Holding Company LLC (11%)*	Cleaning and Repair Services	Subordinated Note (14% Cash, Due 01/14)	8,108,641	7,279,341	7,279,341
		Subordinated Note (18% Cash, Due 01/14)	3,750,000	3,699,679	3,699,679
		Membership Interest Purchase Warrant (2.9%)		853,500	3,742,900

			11,858,641	11,832,520	14,721,920
Jenkins Service, LLC (7%)*	Restoration Services	Subordinated Note (10.25% Cash, 7.25% PIK, Due 04/14)	7,515,221	7,392,334	7,392,334
		Convertible Note (10%, Due 04/14)	1,375,000	1,342,799	1,342,799

			8,890,221	8,735,133	8,735,133
Library Systems & Services, LLC (2%)*	Municipal Business Services	Subordinated Note (12% Cash, Due 03/11)	1,000,000	972,768	972,768
		Common Stock Warrants (112 shares)		58,995	1,242,800

			1,000,000	1,031,763	2,215,568
Novolyte Technologies, Inc. (6%)*	Specialty Manufacturing	Subordinated Note (12% Cash, 5.5% PIK, Due 04/15)	7,366,289	7,230,970	7,230,970
		Preferred Units (600 units)		600,000	545,900
		Common Units (22,960 units)		150,000	—

			7,366,289	7,980,970	7,776,870
Syrgis Holdings, Inc. (3%)*	Specialty Chemical Manufacturer	Senior Notes (7.75%-10.75% Cash, Due 08/12-02/14)	3,337,740	3,314,933	3,314,933
		Common Units (2,114 units)		1,000,000	447,800

			3,337,740	4,314,933	3,762,733

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
TBG Anesthesia Management, LLC (6%)*	Physician Management Services	Senior Note (14% Cash, Due 11/14)	$8,000,000	$7,579,320	$7,579,320
		Warrant (263 shares)		276,100	276,100

			8,000,000	7,855,420	7,855,420
TrustHouse Services Group, Inc. (4%)*	Food Management Services	Subordinated Note (12% Cash, 2% PIK, Due 09/15)	4,351,628	4,282,621	4,282,621
		Class A Units (1,495 units)		475,000	409,700
		Class B Units (79 units)		25,000	—

			4,351,628	4,782,621	4,692,321
Tulsa Inspection Resources, Inc. (“TIR”) and Regent TIR Partners, LLC (“RTIR”) (4%)*	Pipeline Inspection Services	Subordinated Note (14% Cash, Due 03/14)	5,000,000	4,625,242	4,625,242
		Common Units — RTIR (11 units)		200,000	8,000
		Common Stock Warrants - TIR (7 shares)		321,000	34,700

			5,000,000	5,146,242	4,667,942
Twin-Star International, Inc. (4%)*	Consumer Home Furnishings Manufacturer	Subordinated Note (12% Cash, 3% PIK, Due 04/14)	4,500,000	4,450,037	4,168,000
		Senior Note (4.29%, Due 04/13)	1,287,564	1,287,564	1,145,000

			5,787,564	5,737,601	5,313,000
Wholesale Floors, Inc. (3%)*	Commercial Services	Subordinated Note (12.5%Cash, 1.5% PIK, Due 06/14)	3,500,000	3,363,335	3,363,335
		Membership Interest Purchase Warrant (4.0%)		132,800	39,800

			3,500,000	3,496,135	3,403,135
Yellowstone Landscape Group, Inc. (9%)*	Landscaping Services	Subordinated Note (12% Cash, 3% PIK, Due 04/14)	11,294,699	11,080,907	11,080,907

			11,294,699	11,080,907	11,080,907
Zoom Systems (6%)*	Retail Kiosk Operator	Subordinated Note (12.5 Cash, 1.5% PIK, Due 12/14)	8,002,667	7,802,667	7,802,667
		Royalty rights		—	—

			8,002,667	7,802,667	7,802,667

Subtotal Non — Control / Non — Affiliate Investments			142,455,328	143,239,223	138,281,894
Affiliate Investments:
Asset Point, LLC (4%)*	Asset Management Software Provider	Subordinated Note (12% Cash, 7% PIK, Due 03/13)	5,417,830	5,346,346	5,346,346
		Membership Units (10 units)		500,000	173,600

			5,417,830	5,846,346	5,519,946
Axxiom Manufacturing, Inc. (0%)*	Industrial Equipment Manufacturer	Common Stock (34,100 shares)		200,000	542,400
		Common Stock Warrant (1,000 shares)		—	14,000

				200,000	556,400

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine Street”)(4) (1%)*	Oil and Gas Services	Subordinated Note — Brantley Transportation (14% Cash, Due 12/12)	$3,800,000	$3,713,247	$1,400,000
		Common Unit Warrants — Brantley Transportation (4,560 common units)		33,600	—
		Preferred Units — Pine Street (200 units)		200,000	—
		Common Unit Warrants — Pine Street (2,220 units)		—	—

			3,800,000	3,946,847	1,400,000
Dyson Corporation (10%)*	Custom Forging and Fastener Supplies	Subordinated Note (12% Cash, 3% PIK, Due 12/13)	10,000,000	9,833,080	9,833,080
		Class A Units (1,000,000 units)		1,000,000	2,634,700

			10,000,000	10,833,080	12,467,780
Equisales, LLC (6%)*	Energy Products and Services	Subordinated Note (13% Cash, 4% PIK, Due 04/12)	6,547,511	6,479,476	6,479,476
		Class A Units (500,000 units)		500,000	1,375,700

			6,547,511	6,979,476	7,855,176
Flint Acquisition Corporation (2%)*	Specialty Chemical Manufacturer	Preferred Stock (9,875 shares)		308,333	2,571,600

				308,333	2,571,600
Genapure Corporation (0%)*	Lab Testing Services	Genapure Common Stock (5,594 shares)		563,602	641,300

				563,602	641,300
Technology Crops International (4%)*	Supply Chain Management Services	Subordinated Note (12% Cash, 5% PIK, Due 03/15)	5,070,492	4,973,767	4,973,767
		Common Units (50 Units)		500,000	500,000

			5,070,492	5,473,767	5,473,767
Waste Recyclers Holdings, LLC (7%)*	Environmental and Facilities Services	Subordinated Note (8% Cash, 7.5% PIK, Due 08/13)	4,116,978	4,048,936	4,048,936
		Subordinated Note (3% Cash, 12.5% PIK, Due 08/13)	5,734,318	5,666,275	4,920,000
		Class A Preferred Units (300 Units)		2,251,100	—
		Class B Preferred Units (886,835 Units)		886,835	281,000
		Common Unit Purchase Warrant (1,170,083 Units)		748,900	—
		Common Units (153,219 Units)		180,783	—

			9,851,296	13,782,829	9,249,936

Subtotal Affiliate Investments			40,687,129	47,934,280	45,735,905
Control Investments:
FCL Graphics, Inc. (3%)*	Commercial Printing Services	Senior Note (3.76% Cash, 2% PIK, Due 9/11)	1,562,891	1,558,472	1,514,200
		Senior Note (7.76% Cash, 2% PIK, Due 9/11)	2,005,114	1,999,592	1,943,800
		2nd Lien Note (2.76% Cash, 8% PIK, Due 12/11)	3,200,672	2,994,352	823,000
		Preferred Shares (35,000 shares)		—	—
		Common Shares (4,000 shares)		—	—
		Members Interests (3,839 Units)		—	—

			6,768,677	6,552,416	4,281,000

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)

Fischbein, LLC (10%)*	Packaging and Materials Handling Equipment Manufacturer	Subordinated Note (12% Cash, 6.5% PIK, Due 05/13)	7,595,671	7,490,171	7,490,171
		Class A-1 Common Units (52.5% of Units)		525,000	1,122,300
		Class A Common Units (4,200,000 units)		4,200,000	4,406,700

			7,595,671	12,215,171	13,019,171

Subtotal Control Investments			14,364,348	18,767,587	17,300,171

Total Investments, December 31, 2009(156%)*			$197,506,805	$209,941,090	$201,317,970

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non — income producing.

(2)	Disclosures of interest rates on Subordinated Notes include cash interest rates and paid — in — kind (“PIK”) interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC and its sole business purpose is its ownership of Brantley Transportation, LLC.

See accompanying notes.

Triangle Capital Corporation

Notes to Financial Statements

1.	Organization, Basis of Presentation and Summary of Significant Accounting Policies

Organization

Triangle Capital Corporation (the “Company”), incorporated on October 10, 2006 for the purposes of acquiring 100% of the equity interest in Triangle Mezzanine Fund LLLP (the “Fund”) and its general partner, Triangle Mezzanine LLC (“TML”), raising capital in an initial public offering, which was completed in February 2007 (the “IPO”) and thereafter operating as an internally managed Business Development Company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). On December 15, 2009, Triangle Mezzanine Fund II, LP (“Fund II”) was organized as a limited partnership under the laws of the State of Delaware and received its SBIC license on May 26, 2010. Unless otherwise noted, the terms “its” or “the Company” refer to the Fund prior to the IPO and to Triangle Capital Corporation and its subsidiaries, including the Fund and Fund II, after the IPO.

The Fund and Fund II are specialty finance limited liability partnerships formed to make investments primarily in middle market companies located throughout the United States. On September 11, 2003, the Fund was licensed to operate as a Small Business Investment Company (“SBIC”) under the authority of the United States Small Business Administration (“SBA”). As SBICs, both the Fund and Fund II are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments.

On February 21, 2007, concurrent with the closing of the IPO, the following formation transactions were consummated (the “Formation Transactions”):

•

The Company acquired 100% of the limited partnership interests in the Fund in exchange for approximately 1.9 million shares of the Company’s common stock. The Fund became a wholly owned subsidiary of the Company, retained its license under the authority of the SBA to operate as SBIC and continues to hold its existing investments and make new investments with the proceeds of the IPO; and

•	The Company acquired 100% of the equity interests in TML, and the management agreement between the Fund and Triangle Capital Partners, LLC was terminated.

The IPO consisted of the sale of 4,770,000 shares of Common Stock at a price of $15 per share, resulting in net proceeds of approximately $64.7 million, after deducting offering costs totaling approximately $6.8 million. Upon completion of the IPO, the Company had 6,686,760 common shares outstanding.

As a result of completion of the IPO and formation transactions, the Fund became a 100% wholly owned subsidiary of the Company. The General partner of the Fund is the New General Partner (which is wholly owned by the Company) and the limited partners of the Fund are the Company (99.9%) and the New General Partner (0.1%).

The Company currently operates as a closed — end, non — diversified investment company and has elected to be treated as a BDC under the 1940 Act. The Company is internally managed by its executive officers under the supervision of its board of directors. The Company does not pay management or advisory fees, but instead incurs the operating costs associated with employing executive management and investment and portfolio management professionals.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

Basis of Presentation

The financial statements of the Company include the accounts of the Company and its wholly-owned subsidiaries, including the Fund and Fund II. Neither the Fund nor Fund II consolidates portfolio company investments. The effects of all intercompany transactions between the Company and its subsidiaries have been eliminated in consolidation.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Formation Transactions discussed above involved an exchange of shares of the Company’s common stock between companies under common control. In accordance with the guidance on exchanges of shares between entities under common control contained in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 805, Business Combinations (formerly Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations (“SFAS 141”), the Company’s financial highlights for the year ended December 31, 2007 are presented as if the Formation Transactions had occurred as of January 1, 2007. The effects of all intercompany transactions between the Company and its subsidiaries have been eliminated in consolidation/combination. All financial data and information included in these financial statements have been presented on the basis described above.

Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments

The Company has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”). Under ASC Topic 820, a financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company’s investment portfolio is comprised of debt and equity instruments of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its investments at fair value, as determined in good faith by the Board of

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

Directors (Level 3 inputs, as further described below). Due to the inherent uncertainty in the valuation process, the Board of Directors’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by the Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Company might reasonably expect to receive upon the current sale of the security.

Management evaluates the investments in portfolio companies using the most recent portfolio company financial statements and forecasts. Management also consults with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

In making the good faith determination of the value of debt securities, the Company starts with the cost basis of the security, which includes the amortized original issue discount, and payment-in-kind (PIK) interest, if any. The Company also uses a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. The risk rating system covers both qualitative and quantitative aspects of the business and the securities held. In valuing debt securities, management utilizes an “income approach” model that considers factors including, but not limited to, (i) the portfolio investment’s current risk rating, (ii) the portfolio company’s current trailing twelve months’ (“TTM”) results of operations as compared to the portfolio company’s TTM results of operations as of the date the investment was made and the portfolio company’s anticipated results for the next twelve months of operations, (iii) the portfolio company’s current leverage as compared to its leverage as of the date the investment was made, and (iv) publicly available information regarding current pricing and credit metrics for similar proposed and executed investment transactions of private companies and, (v) when management believes a relevant comparison exists, current pricing and credit metrics for similar proposed and executed investment transactions of publicly traded debt.

In valuing equity securities of private companies, the Company considers valuation methodologies consistent with industry practice, including but not limited to (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) publicly available information regarding the valuation of the securities based on recent sales in comparable transactions of private companies and, (iii) when management believes there are comparable companies that are publicly traded, a review of these publicly traded companies and the market multiple of their equity securities.

Duff & Phelps, LLC (“Duff & Phelps”), an independent valuation firm, provides third party valuation consulting services to the Company which consist of certain limited procedures that the Company identified and requested Duff & Phelps to perform (hereinafter referred to as the “procedures”). The Company generally requests Duff & Phelps to perform the procedures on each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In addition, the Company generally requests Duff & Phelps to perform the procedures on a portfolio company when there has been a significant change in the fair value of the investment. In certain instances, the Company may determine that it is not cost-effective, and as a result is not in the Company’s stockholders’ best interest, to request Duff & Phelps to perform the procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of the Company’s investment in the portfolio company is determined to be insignificant relative to the Company’s total investment portfolio.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

The total number of investments and the percentage of the Company’s portfolio that the Company asked Duff & Phelps to perform such procedures are summarized below by period:

For the Quarter Ended:	Total Companies	Percent of Total Investments at Fair Value(1)
March 31, 2008	6	35%
June 30, 2008	5	18%
September 30, 2008	8	29%
December 31, 2008	8	34%
March 31, 2009	7	26%
June 30, 2009	6	20%
September 30, 2009	7	24%
December 31, 2009	8	40%
March 31, 2010	7	25%
June 30, 2010	8	29%
September 30, 2010	8	26%
December 31, 2010	9	29%

(1)	Exclusive of the fair value of new investments made during the quarter

Upon completion of the procedures, Duff & Phelps concluded that the fair value, as determined by the Board of Directors, of those investments subjected to the procedures did not appear to be unreasonable. The Board of Directors of Triangle Capital Corporation is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

Warrants

When originating a debt security, the Company will sometimes receive warrants or other equity — related securities from the borrower. The Company determines the cost basis of the warrants or other equity — related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity — related securities received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the warrant or other equity instruments is treated as original issue discount and accreted into interest income over the life of the loan.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains or losses are recorded upon the sale or liquidation of investments and calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the fair value of the investments and the cost basis of the investments.

Investment Classification

In accordance with the provisions of the 1940 Act, the Company classifies investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

Company, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25.0% of the voting securities of such company or has greater than 50.0% representation on its board. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns between 5.0% and 25.0% of the voting securities of such company.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less at the date of purchase to be cash equivalents.

Deferred Financing Fees

Costs incurred to obtain long — term debt are capitalized and are amortized over the term of the debt agreements using the effective interest method.

Depreciation

Furniture, fixtures and equipment are depreciated on a straight-line basis over an estimated useful life of five years. Software and computer equipment are depreciated over an estimated useful life of three years.

Investment Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes, until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recorded on the ex- dividend date.

Payment in Kind Interest

The Company holds loans in its portfolio that contain a payment- in- kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment.

To maintain the Company’s status as a Regulated Investment Company, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing PIK interest income on that loan for financial reporting purposes until all principal and interest has been brought current through

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible.

Fee Income

Loan origination, facility, commitment, consent and other advance fees received in connection with the origination of a loan are recorded as deferred income and recognized as income over the term of the loan. Loan prepayment penalties, loan amendment fees and fees for certain other services are recorded into income when received. Any previously deferred fees are immediately recorded into income upon prepayment of the related loan.

Income Taxes

The Company has elected to be treated as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, so long as the Company meets certain minimum distribution, source-of-income and asset diversification requirements, it generally is required to pay income taxes only on the portion of its taxable income and gains it does not distribute (actually or constructively) and certain built-in gains.

In addition, the company has certain wholly owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of its portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for financial reporting purposes, such that the company’s consolidated financial statements reflect the Company’s investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of the RIC’s gross revenue for income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of qualifying investment income, it could jeopardize the Company’s ability to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. When LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, their income is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense is reflected in the Company’s Statements of Operations.

Segments

The Company lends to and invests in customers in various industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment. All applicable segment disclosures are included in or can be derived from the Company’s financial statements.

Concentration of Credit Risk

The Company’s investees are generally lower middle — market companies in a variety of industries. At both December 31, 2010 and 2009, there were no individual investments greater than 10% of the fair value of the

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

Company’s portfolio. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses on equity interests, can fluctuate dramatically upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several investees.

The Company’s investments carry a number of risks including, but not limited to: 1) investing in lower middle market companies which have a limited operating history and financial resources; 2) investing in senior subordinated debt which ranks equal to or lower than debt held by other investors; 3) holding investments that are not publicly traded and are subject to legal and other restrictions on resale and other risks common to investing in below investment grade debt and equity instruments.

Public Offerings of Common Stock

On April 23, 2009, the Company filed a prospectus supplement pursuant to which 1,200,000 shares of common stock were offered for sale at a price to the public of $10.75 per share. Pursuant to this offering, all shares were sold and delivered on April 27, 2009 resulting in net proceeds to the Company, after underwriting discounts and offering expenses, of approximately $11,700,000. On May 27, 2009, pursuant to the exercise of an overallotment option granted in connection with the offering, the underwriters involved purchased an additional 80,000 shares of the Company’s common stock at the same public offering price, less underwriting discounts and commissions, resulting in net proceeds to the Company of approximately $800,000.

On August 7, 2009, the Company filed a prospectus supplement pursuant to which 1,300,000 shares of common stock were offered for sale at a price to the public of $10.42 per share. In addition, the underwriters involved were granted an overallotment option to purchase an additional 195,000 shares of the Company’s common stock at the same public offering price. Pursuant to this offering, all shares (including the overallotment option shares) were sold and delivered on August 12, 2009 resulting in net proceeds to the Company, after underwriting discounts and offering expenses, of approximately $14,600,000.

On December 8, 2009, the Company filed a prospectus supplement pursuant to which 1,560,000 shares of common stock were offered for sale at a price to the public of $12.00 per share. In addition, the underwriters involved were granted an overallotment option to purchase an additional 234,000 shares of the Company’s common stock at the same public offering price. Pursuant to this offering, all shares (including the overallotment option shares) were sold and delivered on December 11, 2009 resulting in net proceeds to the Company, after underwriting discounts and offering expenses, of approximately $20,200,000.

On September 21, 2010, the Company filed a prospectus supplement pursuant to which 2,400,000 shares of common stock were offered for sale at a price to the public of $15.80 per share. In addition, the underwriters involved were granted an overallotment option to purchase an additional 360,000 shares of the Company’s common stock at the same public offering price. Pursuant to this offering, all shares (including the overallotment option shares) were sold and delivered on September 24, 2010 resulting in net proceeds to the Company, after underwriting discounts and offering expenses, of approximately $41,200,000. See Note 9 — Subsequent Events for information on the Company’s February 2011 public offering of common stock.

Dividends and Distributions

Dividends and distributions to common stockholders are approved by the Company’s Board of Directors and the dividend payable is recorded on the ex-dividend date.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of dividends on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, when the

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

Company declares a dividend, stockholders who have not opted out of the DRIP will have their dividends automatically reinvested in shares of the Company’s common stock, rather than receiving cash dividends.

The table below summarizes the Company’s dividends and distributions:

Declared	Record	Payable	Per Share Amount	Amount Paid in Cash	DRIP	Total
May 9, 2007	May 31, 2007	June 28, 2007	0.15	358,000	645,000	1,003,000
August 8, 2007	August 30, 2007	September 27, 2007	0.26	769,000	981,000	1,750,000
November 7, 2007	November 29, 2007	December 27, 2007	0.27	1,837,000	—	1,837,000
December 14, 2007	December 31, 2007	January 28, 2008	0.30	2,041,000	—	2,041,000

Total dividends and distributions in 2007			0.98	5,005,000	1,626,000	6,631,000
May 7, 2008	June 5, 2008	June 26, 2008	0.31	2,144,000	—	2,144,000
July 21, 2008	August 14, 2008	September 4, 2008	0.35	2,421,000	—	2,421,000
October 9, 2008	October 30, 2008	November 20, 2008	0.38	2,629,000	—	2,629,000
December 7, 2008	December 23, 2008	January 6, 2009	0.40	2,767,000	—	2,767,000

Total dividends and distributions in 2008			1.44	9,961,000	—	9,961,000
February 13, 2009	February 27, 2009	March, 13, 2009	0.05	352,000	—	352,000
March 11, 2009	March 25, 2009	April 8, 2009	0.40	2,817,000	—	2,817,000
June 16, 2009	July 9, 2009	July 23, 2009	0.40	3,333,000	—	3,333,000
September 23, 2009	October 8, 2009	October 22, 2009	0.41	4,030,000	—	4,030,000
December 1, 2009	December 22, 2009	January 5, 2010	0.41	3,798,000	1,000,000	4,798,000

Total dividends and distributions in 2009			1.67	14,330,000	1,000,000	15,330,000
March 11, 2010	March 25, 2010	April 8, 2010	0.41	3,678,000	1,215,000	4,893,000
June 1, 2010	June 15, 2010	June 29, 2010	0.41	2,919,000	2,005,000	4,924,000
August 25, 2010	September 8, 2010	September 22, 2010	0.41	4,137,000	813,000	4,950,000
December 01, 2010	December 15, 2010	December 29, 2010	0.42	5,406,000	846,000	6,252,000

Total dividends and distributions in 2010			1.65	16,140,000	4,879,000	21,019,000

Total dividends and distributions			5.74	45,436,000	7,505,000	52,941,000

Per Share Amounts

Per share amounts included in the Statements of Operations are computed by dividing net investment income and net increase in net assets resulting from operations by the weighted average number of shares of common stock outstanding for the period. As the Company has no common stock equivalents outstanding, diluted per share amounts are the same as basic per share amounts. Net asset value per share is computed by dividing total net assets by the number of common shares outstanding as of the end of the period.

Recently Issued Accounting Standards

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, Fair Value Measurements and Disclosures (“Topic 820”). This update improves disclosure requirements related to Fair Value Measurements and Disclosures-Overall Subtopic (“Subtopic 820-10”) of the FASB Standards Codification. These improved disclosure requirements will provide a greater level of disaggregated information and more robust disclosures about valuation techniques and inputs to fair value measurements. The Company adopted these

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

changes beginning with its financial statements for the quarter ended March 31, 2010. The adoption of these changes did not have a material impact on the Company’s financial position or results of operations.

2.	Investments

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

	Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
December 31, 2010:
Subordinated debt, Unitranche and 2nd lien notes	$279,433,775	86%	$270,994,677	83%
Senior debt	8,631,760	3	7,639,159	3
Equity shares	29,115,890	9	38,719,699	12
Equity warrants	5,985,882	2	7,902,458	2
Royalty rights	874,400	—	734,600	—

	$324,041,707	100%	$325,990,593	100%

December 31, 2009:
Subordinated debt, Unitranche and 2nd lien notes	$179,482,425	86%	$166,087,684	83%
Senior debt	11,090,514	5	10,847,886	5
Equity shares	15,778,681	8	17,182,500	9
Equity warrants	2,715,070	1	6,250,600	3
Royalty rights	874,400	—	949,300	—

	$209,941,090	100%	$201,317,970	100%

During the year ended December 31, 2010, the Company made sixteen new investments totaling $140.7 million, ten additional debt investments in existing portfolio companies of $32.3 million and five additional equity investments in existing portfolio companies totaling approximately $0.6 million. During the year ended December 31, 2009, the Company made seven new investments totaling $43.0 million, additional debt investments in three existing portfolio companies totaling $4.1 million and five additional equity investments in existing portfolio companies totaling approximately $1.4 million. During the year ended December 31, 2008, the Company made twelve new investments totaling $91.0 million, additional debt investments in an existing portfolio company of $1.9 million and four additional equity investments in existing portfolio companies totaling approximately $0.2 million.

The following table presents the Company’s financial instruments carried at fair value as of December 31, 2010 and 2009, on the consolidated balance sheet by ASC Topic 820 valuation hierarchy, as previously described:

	Fair Value at December 31, 2010
	Level 1	Level 2	Level 3	Total
Portfolio company investments	$—	$—	$325,990,593	$325,990,593

	$—	$—	$325,990,593	$325,990,593

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

	Fair Value at December 31, 2009
	Level 1	Level 2	Level 3	Total
Portfolio company investments	$—	$—	$201,317,970	$201,317,970

	$—	$—	$201,317,970	$201,317,970

The following table reconciles the beginning and ending balances of the Company’s portfolio company investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the years ended December 31, 2010 and 2009:

	Years Ended December 31,
	2010	2009
Fair value of portfolio, beginning of period	$201,317,970	$182,105,291
New investments	173,581,930	48,475,570
Proceeds from sales of investments	(5,433,709)	(1,888,384)
Loan origination fees received	(3,351,568)	(952,500)
Principal repayments received	(49,481,126)	(19,543,314)
Payment in kind interest earned	5,979,858	5,074,819
Payment in kind interest payments received	(3,710,551)	(2,909,804)
Accretion of loan discounts	701,268	421,495
Accretion of deferred loan origination revenue	1,268,839	663,506
Realized gain (loss) on investments	(5,454,327)	448,164
Unrealized gain (loss) on investments	10,572,009	(10,576,873)

Fair value of portfolio, end of period	$325,990,593	$201,317,970

All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported on separate line items within the Company’s statements of operations. Pre-tax net unrealized gains on investments of $9.2 million during the year ended December 31, 2010 are related to portfolio company investments that are still held by the Company as of December 31, 2010. Pre-tax net unrealized losses on investments of $10.7 million during the year ended December 31, 2009 are related to portfolio company investments that are still held by the Company as of December 31, 2009.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

3.	Long – Term Debt

At December 31, 2010 and 2009, the Company had the following debentures guaranteed by the SBA outstanding:

Issuance/Pooling Date	Maturity Date	Prioritized Return (Interest) Rate	December 31, 2010	December 31, 2009
SBA Debentures:
September 22, 2004	September 1, 2014	5.539%	$—	$8,700,000
March 23, 2005	March 1, 2015	5.893%	—	13,600,000
September 28, 2005	September 1, 2015	5.796%	9,500,000	9,500,000
March 28, 2007	March 1, 2017	6.231%	4,000,000	4,000,000
March 26, 2008	March 1, 2018	6.214%	6,410,000	6,410,000
September 24, 2008	September 1, 2018	6.455%	50,900,000	50,900,000
March 25, 2009	March 1, 2019	5.337%	22,000,000	22,000,000
March 24, 2010	March 1, 2020	4.825%	6,800,000	6,800,000
September 22, 2010	September 1, 2020	3.932%	32,590,000	—
October 28, 2010	March 1, 2021	0.975%	5,000,000	—
November 9, 2010	March 1, 2021	0.943%	21,000,000	—
November 17, 2010	March 1, 2021	0.929%	7,000,000	—
December 14, 2010	March 1, 2021	1.130%	8,000,000	—
December 23, 2010	March 1, 2021	1.118%	4,000,000	—
December 24, 2010	March 1, 2021	1.117%	10,300,000	—
December 24, 2010	March 1, 2021	0.887%	8,100,000	—
SBA LMI Debentures:
September 14, 2010	March 1, 2016	2.508%	6,864,866	—

			$202,464,866	$121,910,000

Interest payments on SBA debentures are payable semi — annually. There are no principal payments required on these issues prior to maturity. Debentures issued prior to September 2006 were subject to prepayment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006. The Company’s SBA Low or Moderate Income (“LMI”) debentures are five-year deferred interest debentures that are issued at a discount to par. The accretion of discount on SBA LMI debentures is included in interest expense in the Company’s consolidated financial statements.

Under the Small Business Investment Act and current SBA policy applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time SBA guaranteed debentures up to two times ( and in certain cases, up to three times) the amount of its regulatory capital. As of December 31, 2010, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures that can be issued by a single SBIC is $150.0 million and by a group of SBICs under common control is $225.0 million. As of December 31, 2010, the Fund has issued the maximum $150.0 million of SBA guaranteed debentures. As of December 31, 2010, Fund II has issued $53.4 million in face amount of SBA guaranteed debentures and has a leverage commitment from the SBA to issue the remaining $21.6 million of the $75.0 million statutory maximum of SBA guaranteed debentures. In addition to a one — time 1.0% fee on the total commitment from the SBA, the Company also pays a one — time 2.425% fee on the amount of each SBA debenture issued and a one-time 2.0% fee on the amount of each SBA LMI debenture issued. These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. The weighted average interest rates for all SBA guaranteed debentures as of December 31, 2010 and 2009 were 3.95% and 5.77%, respectively. The weighted average interest rate as of December 31, 2010 included $139.1 million of pooled

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

SBA-guaranteed debentures with a weighted average fixed interest rate of 5.29% and $63.4 million of unpooled SBA-guaranteed debentures with a weighted average interim interest rate of 1.00% The weighted average interest rate as of December 31, 2009 included $115.1 million of pooled SBA-guaranteed debentures with a weighted average fixed interest rate of 6.03% and $6.8 million of unpooled SBA-guaranteed debentures with a weighted average interim interest rate of 1.41%.

4.	Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, the Company must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Company is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute (actually or constructively) and certain built-in gains. The Company met its minimum distribution requirements for 2010, 2009 and 2008 and continually monitors its distribution requirements with the goal of ensuring compliance with the Code.

The minimum distribution requirements applicable to RICs require the Company to distribute to its stockholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year and pay a 4% excise tax on such excess. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. The Company may be required to recognize ICTI in certain circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments issued with warrants), the Company must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Company in the same taxable year. The Company may also have to include in ICTI other amounts that it has not yet received in cash, such as 1) PIK interest income and 2) interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in the Company’s ICTI for the year of accrual, the Company may be required to make a distribution to its stockholders in order to satisfy the minimum distribution requirements, even though the Company will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

Permanent differences between ICTI and net investment income for financial reporting purposes are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended December 31, 2010, 2009 and 2008, the Company reclassified for book purposes amounts arising from permanent book/tax differences primarily related to differences in the tax basis and book basis of investments sold and non-deductible taxes paid during the year as follows:

	Years Ended December 31,
	2010	2009	2008
Additional paid-in capital	$(171,918)	$(29,996)	$612,399
Investment income in excess of distributions	$3,385,585	$34,125	$(151,906)
Accumulated realized gains on investments	$(3,213,667)	$(4,129)	$(460,493)

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

In addition, the Company has certain wholly owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of its portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for financial reporting purposes, such that the Company’s consolidated financial statements reflect the Company’s investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold certain portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of the RIC’s gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of investment income, it could jeopardize the Company’s ability to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. When LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, their income is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense is reflected in the Company’s Statements of Operations.

For income tax purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended December 31, 2010, 2009 and 2008 was as follows:

	For the Year Ended December 31,
	2010	2009	2008
Ordinary income	$20,078,591	$14,614,821	$9,817,002
Distributions of long-term capital gains	448,164	356,495	—

Distributions on a Tax Basis	$20,256,755	$14,971,316	$9,817,002

For federal income tax purposes, the cost of investments owned at December 31, 2010 and 2009 was approximately $325.8 million and $211.2 million, respectively.

At December 31, 2010, 2009 and 2008, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Statement of Assets and Liabilities by temporary and other book/tax differences, primarily relating to depreciation expense, stock-based compensation, accruals of defaulted debt investment interest and the tax treatment of certain partnership investments, as follows:

	As of December 31,
	2010	2009	2008
Undistributed net investment income	$4,007,334	$1,344,215	$634,803
Accumulated Capital Gains	(8,244,376)	448,164	356,495
Other permanent differences relating to the Company’s Formation	1,975,543	1,975,543	1,975,543
Other temporary differences	(892,961)	(1,001,062)	(317,111)
Unrealized Appreciation (Depreciation)	15,935	(10,448,630)	931,730

Components of Distributable Earnings at Year End	$(3,138,525)	$(7,681,770)	$3,581,460

During 2008, the Company utilized net capital loss carryforwards of $618,620.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

5.	Equity Compensation Plan

The Company’s Board of Directors and stockholders have approved the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan (the “Plan”), under which there are 900,000 shares of the Company’s Common Stock authorized for issuance. Under the Plan, the Board (or compensation committee, if delegated administrative authority by the Board) may award stock options, restricted stock or other stock based incentive awards to executive officers, employees and directors. Equity-based awards granted under the Plan to independent directors generally will vest over a one-year period and equity-based awards granted under the Plan to executive officers and employees generally will vest ratably over a four-year period.

The Company accounts for its equity-based compensation plan using the fair value method, as prescribed by ASC Topic 718, Stock Compensation. Accordingly, for restricted stock awards, the Company measures the grant date fair value based upon the market price of the Company’s common stock on the date of the grant and amortize this fair value to compensation expense over the requisite service period or vesting term.

The following table presents information with respect to the Plan for the years ended December 31, 2010, 2009 and 2008:

	Years Ended December 31,
	2010		2009		2008
	Number of Shares	Weighted-Average Grant-Date Fair Value per Share	Number of Shares	Weighted-Average Grant-Date Fair Value per Share	Number of Shares	Weighted-Average Grant-Date Fair Value per Share
Unvested shares, beginning of period	219,813	$10.76	110,800	$11.11	—	$—
Shares granted during the period	152,944	$12.01	144,812	$10.58	113,500	$11.11
Shares vested during the period	(70,059)	$10.72	(35,799)	$11.11	—	$—
Shares forfeited during the period	—	—	—	—	(2,700)	$11.11

Unvested shares, end of period	302,698	$11.40	219,813	$10.76	110,800	$11.11

In the years ended December 31, 2010, 2009 and 2008 the Company recognized equity-based compensation expense of approximately $1.2 million, $0.7 million and $0.3 million, respectively. This expense is included in general and administrative expenses in the Company’s consolidated statements of operations.

As of December 31, 2010, there was approximately $2.5 million of total unrecognized compensation cost, related to the Company’s non-vested restricted shares. This cost is expected to be recognized over a weighted-average period of approximately 2.2 years.

6.	Commitments and Contingencies

In the normal course of business, the Company is party to financial instruments with off-balance sheet risk, consisting primarily of unused commitments to extend credit, in the form of loans, to the Company’s portfolio companies. The balance of unused commitments to extend credit as of December 31, 2010 and 2009 was approximately $5.1 million and $4.3 million, respectively. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

The Company’s headquarters is leased under an agreement that expires on December 31, 2013. Rent expense for the years ended December 31, 2010, 2009 and 2008 was approximately $283,000, $282,000 and $122,000, respectively, and the rent commitment for the three years ending December 31, 2013 are as follows:

Years Ending December 31,	Rent Commitment
2011	$287,805
2012	294,531
2013	301,368

Total	$883,704

7.	Financial Highlights

	Years Ended December 31,
	2010 (Consolidated)	2009 (Consolidated)	2008 (Consolidated)	2007 (Consolidated)	2006(1) (Combined)
Per share data:
Net asset value at beginning of period	$11.03	$13.22	$13.74	$13.44	N/A
Net investment income(2)	1.58	1.63	1.54	0.96	N/A
Net realized gain (loss) on investments(2)	(0.43)	0.05	0.21	(0.09)	N/A
Net unrealized appreciation (depreciation) on investments(2)	0.86	(1.20)	(0.62)	0.45	N/A

Total increase from investment operations(2)	2.01	0.48	1.13	1.32	N/A
Cash dividends/distributions declared	(1.65)	(1.67)	(1.44)	(0.98)	N/A
Common stock offerings	0.67	(0.53)	—	—	N/A
Stock-based compensation(2)	(0.05)	0.08	0.04	—	N/A
Shares issued pursuant to Dividend Reinvestment Plan	0.08	0.10	—	0.24	N/A
Distribution to partners(2)	—	—	—	(0.03)	N/A
Income tax provision(2)	(0.02)	(0.02)	(0.02)	(0.01)	N/A
Other(3)	0.02	(0.63)	(0.23)	(0.24)	N/A

Net asset value at end of period	$12.09	$11.03	$13.22	$13.74	N/A

Market value at end of period(4)	$19.00	$12.09	$10.20	$12.40	N/A

Shares outstanding at end of period	14,928,987	11,702,511	6,917,363	6,803,863	N/A
Net assets at end of period	$180,479,159	$129,099,192	$91,514,982	$93,472,353	$25,156,811
Average net assets(5)	$145,386,905	$98,085,844	$94,584,281	$92,765,399	$20,447,456
Ratio of total operating expenses to average net assets	11%	14%	11%	7%	18%
Ratio of net investment income to average net assets	14%	14%	11%	7%	15%
Ratio of total capital called to total capital commitments	N/A	N/A	N/A	N/A	100%
Portfolio turnover ratio	23%	12%	13%	13%	7%
Total return(6)	71%	35%	(6)%	(11)%	18%

(1)	Per share data for the years ended December 31, 2006 is not presented as there were no shares of Triangle Capital Corporation outstanding during the period.

(2)	Weighted average basic per share data.

(3)	Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

(4)	Represents the closing price of the Company’s common stock on the last day of the period.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

(5)	Average net assets for the year ended December 31, 2007 are presented as if the IPO and Formation Transactions had occurred on January 1, 2007. See Note 1 for a further description of the basis of presentation of the Company’s financial statements.

(6)	The total return for the years ended December 31, 2010, 2009 and 2008 equals the change in the market value of the Company’s common stock during the period, plus dividends declared per share during the period, divided by the market value of the Company’s common stock at the beginning of the period. The total return for the year ended December 31, 2007 equals the change in the market value of the Company’s common stock from the IPO price of $15.00 per share plus dividends declared per share during the period, divided by the IPO price. Total return is not annualized.

8.	Selected Quarterly Financial Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the eight quarters in the two years ended December 31, 2010. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	Quarter Ended
	Mach 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010
Total investment income	$7,484,907	$8,294,147	$9,787,085	$10,419,355
Net investment income	3,793,684	4,558,624	5,612,455	6,184,710
Net increase (decrease) in net assets resulting from operations	4,149,329	6,867,280	7,183,182	7,190,758
Net investment income per share	$0.32	$0.38	$0.46	$0.42

	Quarter Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Total investment income	$6,504,500	$6,576,403	$7,096,643	$7,584,436
Net investment income	3,037,582	3,249,297	3,717,857	4,043,838
Net increase (decrease) in net assets resulting from operations	(583,357)	(2,851,857)	(778,659)	8,250,576
Net investment income per share	$0.43	$0.41	$0.41	$0.39

9.	Subsequent Events

In February 2011, the Company’s Board of Directors granted 152,779 restricted shares of the Company’s common stock to certain employees. These restricted shares had a total grant date fair value of approximately $3.1 million, which will be expensed on a straight-line basis over each respective award’s vesting period.

In February 2011, the Company filed a prospectus supplement pursuant to which 3,000,000 shares of common stock were offered for sale at a price to the public of $19.25 per share. In addition, the underwriters involved were granted an overallotment option to purchase an additional 450,000 shares of the Company’s common stock at the same public offering price. Pursuant to this offering, all shares (including the overallotment option shares) were sold and delivered on February 11, 2011 resulting in net proceeds to the Company, after underwriting discounts and offering expenses, of approximately $63.0 million.

In February 2011, the Company invested $10.0 million in subordinated debt of Pomeroy IT Solutions, Inc., a provider of information technology infrastructure outsourcing services. Under the terms of the investment, Pomeroy IT Solutions, Inc. will pay interest on the subordinated debt at a rate of 15% per annum.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

In February 2011, the Company amended the terms of its senior debt investment in Botanical Laboratories, Inc. Among other things, the amendment to the loan agreement included modifications to certain loan covenants, an increase in the interest rate on the investment from 14.0% per annum to 15.0% per annum and required monthly amortization of principal.

In February 2011, the Company invested $8.8 million in subordinated debt and equity of Captek Softgel International, Inc., a contract manufacturer of softgel capsules. Under the terms of the investment, Captek Softgel International, Inc. will pay interest on the subordinated debt at a rate of 16% per annum.

In March 2011, the Company prepaid $9.5 million in SBA guaranteed debentures with a fixed rate of 5.796%.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS SUPPLEMENT

(To Prospectus dated                     , 2011)

$            per share

We are offering             shares of our securities to fund investments in lower middle market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. See “Risk Factors” beginning on page S-    and “Sales of Common Stock Below Net Asset Value” on page S-    of this prospectus supplement and on page     of the accompanying prospectus.

Our common stock is listed on the New York Stock Exchange under the symbol “TCAP.” The last reported sale price on                      was $             per share, and our most recently determined net asset value per share was $            .

Please read this prospectus supplement, and the accompanying prospectus, before investing, and keep it for future reference. This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, or by telephone by calling collect at (919) 719-4770 or on our website at www.tcap.com. The information on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

Investing in our securities is speculative and involves numerous risks, and you could lose your entire investment if any of the risks occurs. For more information regarding these risks, please see “Risk Factors” beginning on page S-6 of this prospectus supplement and on page     of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if either this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$	$
Underwriting discount (sales load)	$	$
Proceeds to us before expenses(1)	$	$

(1)	Before deducting estimated expenses payable by us of approximately $ .

The date of this prospectus supplement is

PROSPECTUS SUPPLEMENT

S-i

ABOUT THIS PROSPECTUS

This document is in two parts. The first part is the prospectus supplement, which describes the specific terms of the securities we are offering and certain other matters relating to us. The second part, the accompanying prospectus, gives more general information about the securities which we may offer from time to time, some of which may not apply to the securities offered by this prospectus supplement. For information about our securities, see the corresponding section in the accompanying prospectus.

If the description of the offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement. The information contained or incorporated by reference in this prospectus supplement supersedes any inconsistent information included or incorporated by reference in the accompanying prospectus. In various places in this prospectus supplement and the accompanying prospectus, we refer you to other sections of such documents for additional information by indicating the caption heading of such other sections. The page on which each principal caption included in this prospectus supplement and the accompanying prospectus can be found is listed in the table of contents above. All such cross references in this prospectus supplement are to captions contained in this prospectus supplement and not in the accompanying prospectus, unless otherwise stated.

Unless we have indicated otherwise, or the context otherwise requires, references in this prospectus supplement to “$” or “dollar” are to the lawful currency of the United States.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITER HAS NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT OR ADDITIONAL INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR ADDITIONAL INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITER IS NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS SUPPLEMENT, THE ACCOMPANYING PROSPECTUS AND ANY DOCUMENTS INCORPORATED BY REFERENCE IS ACCURATE ONLY AS OF THEIR RESPECTIVE DATES, REGARDLESS OF THE TIME OF DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS OR ANY SALES OF THE SECURITIES. OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THOSE DATES.

S-ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand the terms of the securities offered hereby, you should read the entire prospectus supplement and the accompanying prospectus carefully. Together, these documents describe the specific terms of the securities we are offering. You should carefully read the sections titled “Risk Factors,” “Selected Consolidated Financial and Other Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements contained elsewhere in the accompanying prospectus, as well as the “Risk Factors” section and the documents identified in the section “Available Information” in this prospectus supplement.

Triangle Capital Corporation is a Maryland corporation incorporated on October 10, 2006, for the purpose of acquiring Triangle Mezzanine Fund LLLP, or Triangle SBIC, and its general partner, Triangle Mezzanine LLC, or TML, raising capital in its initial public offering, or IPO, which closed on February 21, 2007 and, thereafter, operating as an internally managed business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Triangle SBIC is licensed as a small business investment company, or SBIC, by the United States Small Business Administration, or SBA. Simultaneously with the consummation of our IPO, we acquired all of the equity interests in Triangle SBIC and TML as described elsewhere in the accompanying prospectus under “Formation Transactions,” whereby Triangle SBIC became our wholly owned subsidiary. Triangle Mezzanine Fund II LP, or Triangle SBIC II, is a wholly owned subsidiary of Triangle Capital Corporation that is licensed by the SBA to operate as an SBIC. Unless otherwise noted in this prospectus supplement or the accompanying prospectus, the terms “we,” “us,” “our,” the “Company” and “Triangle” refer to Triangle SBIC prior to the IPO and to Triangle Capital Corporation and its subsidiaries, including Triangle SBIC and Triangle SBIC II, currently existing and the term “SBIC subsidiaries” refers collectively to Triangle SBIC and Triangle SBIC II.

Triangle Capital Corporation

Triangle Capital Corporation is a specialty finance company that provides customized financing solutions to lower middle market companies located throughout the United States. Our goal is to be the premier provider of capital to these companies. We define lower middle market companies as those having annual revenues between $10.0 and $100.0 million. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. Our investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior and subordinated debt securities secured by first and second lien security interests in portfolio company assets, coupled with equity interests.

We focus on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Our target portfolio company has annual revenues between $20.0 and $100 million and annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) between $3.0 and $20.0 million. We believe that these companies have less access to capital and that the market for such capital is underserved relative to larger companies. Companies of this size are generally privately held and are less well known to traditional capital sources such as commercial and investment banks.

Our investments generally range from $5.0 to $15.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments. We are continuing to operate Triangle SBIC as an SBIC and to utilize the proceeds of the sale of SBA guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders. As of                     ,         , we had investments in      portfolio companies, with an aggregate cost of $            .

Our principal executive offices are located at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, and our telephone number is 919-719-4770. We maintain a website on the Internet at www.tcap.com.

Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

Our Business Strategy

We seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments by:

•

Focusing on Underserved Markets.    We believe that broad-based consolidation in the financial services industry coupled with operating margin and growth pressures have caused financial institutions to de-emphasize services to lower middle market companies in favor of larger corporate clients and capital market transactions. We believe these dynamics have resulted in the financing market for lower middle market companies to be underserved, providing us with greater investment opportunities.

•

Providing Customized Financing Solutions.    We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Typically we invest in senior and subordinated debt securities, coupled with equity interests. We believe our ability to customize financing arrangements makes us an attractive partner to lower middle market companies.

•

Leveraging the Experience of Our Management Team.    Our senior management team has more than 100 years of combined experience advising, investing in, lending to and operating companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at investment banks, specialty finance companies, commercial banks, and privately and publicly held companies in the capacity of executive officers. We believe this diverse experience provides us with an in depth understanding of the strategic, financial and operational opportunities associated with lower middle market companies. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•

Applying Rigorous Underwriting Policies and Active Portfolio Management.    Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, allowing us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. We analyze and discuss in detail the company’s financial performance with management in addition to attending regular board of directors meetings. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•

Taking Advantage of Low Cost Debentures Guaranteed by the SBA.    Our license to do business as an SBIC allows us to issue fixed-rate, low interest debentures which are guaranteed by the SBA and sold in the capital markets, potentially allowing us to increase our net interest income beyond the levels achievable by other BDCs utilizing traditional leverage.

•

Investing Across Multiple Industries.    While we focus our investments in lower middle market companies, we seek to invest across various industries. We monitor our investment portfolio to ensure we have acceptable industry balance, using industry and market metrics as key indicators. By monitoring our investment portfolio for industry balance we seek to reduce the effects of economic downturns associated with any particular industry or market sector. However, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.

•

Utilizing Long-Standing Relationships to Source Deals.    Our senior management team maintains extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.

Our Investment Criteria

We utilize the following criteria and guidelines in evaluating investment opportunities. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

•

Established Companies With Positive Cash Flow.    We seek to invest in established companies with a history of generating revenues and positive cash flows. We typically focus on companies with a history of profitability and minimum trailing twelve month EBITDA of $2.0 million. We do not invest in start-up companies, distressed situations, “turn-around” situations or companies that we believe have unproven business plans.

•

Experienced Management Teams With Meaningful Equity Ownership.    Based on our prior investment experience, we believe that a management team with significant experience with a portfolio company or relevant industry experience and meaningful equity ownership is more committed to a portfolio company. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•

Strong Competitive Position.    We seek to invest in companies that have developed strong positions within their respective markets, are well positioned to capitalize on growth opportunities and compete in industries with barriers to entry. We also seek to invest in companies that exhibit a competitive advantage, which may help to protect their market position and profitability.

•

Varied Customer and Supplier Base.    We prefer to invest in companies that have a varied customer and supplier base. Companies with a varied customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

•

Significant Invested Capital.    We believe the existence of significant underlying equity value provides important support to investments. We will look for portfolio companies that we believe have sufficient value beyond the layer of the capital structure in which we invest.

Recent Developments

In April 2011, the Company invested $5.0 million in The Main Resource (“TMR”) consisting of subordinated debt with warrants. TMR is a supplier of aftermarket automotive parts. Under the terms of the investments, TMR will pay interest on the subordinated debt at a rate of 14% per annum.

In April 2011, the Company invested $4.0 million in subordinated debt, $1.0 million in junior subordinated debt with warrants and $0.3 million in equity of Main Street Gourmet (“MSG”). MSG is a provider of bakery items primarily for retail and foodservice companies. Under the terms of the investments, MSG will pay interest on the subordinated debt and junior subordinated debt at a rate of 16.5% and 10%, respectively, per annum.

In May 2011, we recognized a realized gain of approximately $12.2 million related to the sale of certain assets of Fischbein, LLC.

In May 2011, we entered into an agreement for a three-year senior secured credit facility (the “Facility”) with an initial committed amount of $50 million. The Facility has an accordion feature which allows for an increase in the total loan size up to $90.0 million. The Facility is scheduled to mature on May 8, 2014 and is subject to two one-year extension options bringing the total potential commitment and funding period to five years from closing. Branch Banking and Trust Company acts as the agent for the Facility and BB&T Capital Markets and Fifth Third Bank acted as joint lead arrangers for the Facility.

In June 2011, the Company invested $8.0 million in senior subordinated debt of PowerDirect Marketing, LLC (“PowerDirect”). PowerDirect is a leader in integrated front door marketing services and also designs and manages cost-effective energy efficiency programs across the U.S. Under the terms of the investment, PowerDirect will pay interest on the senior subordinated debt at a rate of 15.0% per annum.

The Offering

Securities offered by us

Securities outstanding prior to this offering

Securities to be outstanding after this offering

Use of proceeds	We expect that the net proceeds from this offering will be approximately $ million.

We intend to use the net proceeds from this offering to make investments in lower middle market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. See “Use of Proceeds” in this prospectus supplement for more information.

Distributions	We typically pay quarterly dividends and may pay other distributions to our stockholders out of assets legally available for distribution. Our dividends and other distributions, if any, will be determined by our board of directors.

Taxation	We have elected to be treated as a RIC. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Risk Factors	See the “Risk Factors” section beginning on page S- of this prospectus supplement and on page of the accompanying prospectus.

New York Stock Exchange symbol	TCAP

FEES AND EXPENSES

The following table is intended to assist you in understanding our consolidated costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “you,” “us” or “Triangle,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)		(1)
Offering expenses (as a percentage of offering price)		(2)
Dividend reinvestment plan expenses		(3)

Total stockholder transaction expenses (as a percentage of offering price)
Annual Expenses (as a percentage of net assets attributable to common stock):
Interest payments on borrowed funds	%
Other expenses	%	(4)

Total annual expenses	%	(5)

(1)	The underwriting discount with respect to our common stock sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)	The offering expenses of this offering are estimated to be approximately $ .

(3)	The expenses of administering our dividend reinvestment plan are included in “Other expenses.”

(4)	Other expenses represent our estimated annual operating expenses, excluding interest payments on borrowed funds. We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

(5)	The total annual expenses are the sum of interest payments on borrowed funds and other expenses. “Total annual expenses” as a percentage of average net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of average net assets, rather than average total assets, which includes assets that have been funded with borrowed money. If the “Total annual expenses” percentage were calculated instead as a percentage of average total assets, we estimate that our “Total annual expenses” would be approximately % of average total assets.

Example

The following example is required by the Securities and Exchange Commission and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The table above does not reflect additional SBA leverage that we intend to employ in the future. “Other expenses” are based on estimated amounts for the current fiscal year. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Investing in our securities involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this prospectus supplement and in the accompanying prospectus, before you decide whether to make an investment in our securities. The risks set forth below and on page of the accompanying prospectus are not the only risks we face. If any of the adverse events or conditions described below occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value (“NAV”) and the trading price of our common stock could decline; we could reduce or eliminate our dividend; and you could lose all or part of your investment.

USE OF PROCEEDS

The net proceeds from the sale of             shares of our securities in this offering are $             after deducting underwriting discounts of $             and estimated offering expenses of approximately $             payable by us. We intend to invest the net proceeds in lower middle market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. Pending such use, we will invest the net proceeds of this offering primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC. See “Regulation — Temporary Investments” in the accompanying prospectus.

CAPITALIZATION

You should read this table in conjunction with the historical financial statements, and the notes thereto, of Triangle contained in the accompanying prospectus. Additionally, the unaudited pro forma, as adjusted information below should be read in conjunction with, and is qualified in its entirety by, the unaudited pro forma consolidated financial statements and the notes thereto beginning on page     of the accompanying prospectus.

The following table sets forth our capitalization:

•	on an actual basis as of December 31, ; and

•

on a pro forma, as adjusted basis to reflect the issuance and sale of             of our securities by us in this offering at the public offering price of $             per share, less estimated underwriting discounts and offering expenses payable by us.

As of December 31,
	Actual	Adjusted Pro Forma
(Unaudited)
Cash and cash equivalents	$	$
Borrowings (SBA-guaranteed debentures payable)
Stockholders’ equity:
Common stock, par value $0.001 per share; 150,000,000 shares authorized, shares outstanding, actual; shares outstanding, as adjusted
Additional paid-in capital
Investment income in excess of distributions
Accumulated realized gains on investments
Net unrealized appreciation of investments

Total stockholders’ equity
Total Capitalization		$

DISTRIBUTIONS AND PRICE RANGE OF COMMON STOCK

We have paid and intend to continue to distribute quarterly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board of Directors.

In order to maintain RIC tax treatment, we must distribute at least 90.0% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise tax imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of:

•	98.0% of our ordinary income for the calendar year;

•	98.2% of our capital gains in excess of capital losses for the calendar year; and

•	any net ordinary income and net capital gains for preceding years that were not distributed during such years.

In addition, although we currently intend to distribute realized net capital gains (which we define as net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may decide in the future to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend then each stockholder’s dividend will be automatically reinvested in additional shares of our common stock, unless the stockholder has specifically “opted out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan” in the accompanying prospectus. To the extent prudent and practicable, we intend to declare and pay dividends on a quarterly basis.

Tax characteristics of all distributions will be reported to stockholders, as appropriate, on IRS Form 1099-DIV after the end of the year. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

Our common stock is quoted on the New York Stock Exchange under the symbol “TCAP.” The following table sets forth, for the entire public trading history of our common stock, our NAV per share of common stock and the high and low prices per share of our common stock as reported on the New York Stock Exchange.

Our common stock has historically traded at prices both above and below its NAV. There can be no assurance, however, that such premium or discount, as applicable, to NAV will be maintained.

	Net Asset Value(1)	Sales Price		Premium of High Sales Price to Net Asset Value(2)	Discount of Low Sales Price to Net Asset Value(2)	Cash Distributions per Share(3)
		High	Low
Year ended December 31, 2009
First Quarter	$12.46	$12.92	$5.21	103.7%	41.8%	$0.45
Second Quarter	$11.31	$12.38	$7.50	109.5%	66.3%	$0.40
Third Quarter	$10.60	$12.77	$10.26	120.5%	96.8%	$0.41
Fourth Quarter	$11.03	$13.28	$10.95	120.4%	99.3%	$0.41
Year ended December 31, 2010
First Quarter	$10.87	$14.53	$11.45	133.7%	105.3%	$0.41
Second Quarter	$11.08	$16.38	$12.16	147.8%	109.7%	$0.41
Third Quarter	$11.99	$16.81	$14.06	140.2%	117.3%	$0.41
Fourth Quarter	$12.09	$20.97	$15.90	173.4%	131.5%	$0.42
Year ended December 31, 2011
First Quarter	$13.42	$20.93	$16.23	156.0%	120.9%	$0.42
Second Quarter (to June 24, 2011)	*	$19.26	$17.37	*	*	$0.42

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price divided by net asset value.

(3)	Represents the distribution declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.”

The last reported price for our common stock on June 24, 2011 was $18.75 per share. As of June 24, 2011, we had 60 stockholders of record.

The table below sets forth each class of our outstanding securities as of December 31,         :

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount Shown Under(3)
—
—

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On June 13, 2011, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from NAV per share for a period of one year ending on the earlier of June 12, 2012 or our 2012 annual meeting of stockholders. In order to sell shares pursuant to this authorization, a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount. Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objective.

The offering being made pursuant to this prospectus supplement is at a price below our most recently determined NAV per share. In making a determination that this offering is in our and our stockholders’ best interests, our Board of Directors considered a variety of factors including matters such as:

•	The effect that the offering will have on our stockholders, including the potential dilution they may experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.

We will not sell shares under this prospectus supplement to the post-effective amendment to the registration statement of which this prospectus supplement forms a part (the “current amendment”) if the cumulative dilution to the Company’s NAV per share from offerings under the current amendment exceeds 15%. This will be measured separately for each offering pursuant to the current amendment by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV at the time of the first offering is $         and we have      million shares outstanding, sale of      shares at net proceeds to us of $         per share (a 50% discount) would produce dilution of         %. If we subsequently determined that our NAV per share increased to $         on the then      shares outstanding and then made an additional offering, we could, for example, sell approximately an additional      shares at net proceeds to us of $         per share, which would produce dilution of         %, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relative small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of NAV dilution that would be experienced by a current stockholder who does not participate in this offering. It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV			Following Sale			% Change
Offering Price
Price per Share to Public		—		$			—
Net Proceeds per Share to Issuer		—		$			—
Decrease to NAV
Total Shares Outstanding								%
NAV per Share	$			$				%
Dilution to Non participating Stockholder
Shares Held by Stockholder A
Percentage Held by Stockholder A			%			%		%
Total Asset Values
Total NAV Held by Stockholder A	$			$				%
Total Investment by Stockholder A (Assumed to Be $ per Share)	$			$
Total Dilution to Stockholder A (Total NAV Less Total Investment)		—		$
Per Share Amounts
NAV per Share Held by Stockholder A				$
Investment per Share Held by Stockholder A (Assumed to be $ per Share)	$			$
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		—		$
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)		—			—			%

Impact On Existing Stockholders Who Do Participate in this Offering

Our existing stockholders who participate in this offering or who buy additional shares in the secondary market at the same or lower price as we obtain in this offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who overparticipates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of dilution and accretion in this offering for a current stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e.,             shares, which is 0.5% of this offering rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e.             shares, which is 1.5% of the offering rather than its 1.0% proportionate share).

	Prior to Sale Below NAV		50% Participation					150% Participation
			Following Sale			% Change		Following Sale		% Change
Offering Price
Price per Share to Public		—	$			—		$		—
Net Proceeds per Share to Issuer		—	$			—		$		—
Decrease/Increase to NAV
Total Shares Outstanding							%				%
NAV per Share	$		$				%	$			%
Dilution/Accretion to Participating Stockholder Shares Held by Stockholder A							%				%
Percentage Held by Stockholder A		%			%		%		%		%
Total Asset Values
Total NAV Held by Stockholder A	$		$				%	$			%
Total Investment by Stockholder A
(Assumed to Be $ per Share on Shares Held
Prior to Sale)	$		$			—		$
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)		—	$			—		$
Per Share Amounts
NAV per Share Held by Stockholder A		—	$			—		$
Investment per Share Held by Stockholder A (Assumed to be $ per Share on Shares Held
Prior to Sale)	$		$			—		$
Dilution/Accretion per Share Held by
Stockholder A (NAV per Share Less Investment per Share)		—	$			—		$
Percentage Dilution/Accretion to Stockholder A (Dilution/Accretion per Share Divided by
Investment per Share)		—		—			%				%

Impact On New Investors

Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of dilution or accretion for new investors that will be experienced by a new investor who purchases the same percentage (1.0%) of the shares in this offering as the stockholder in the prior examples held immediately prior to this offering. These stockholders or investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV		Following Sale			% Change
Offering Price
Price per Share to Public		—	$			—
Net Proceeds per Share to Issuer		—	$			—
Decrease/Increase to NAV
Total Shares Outstanding							%
NAV per Share	$		$				%
Dilution/Accretion to New Investor A
Shares Held by Investor A		—
Percentage Held by Investor A		—			%
Total Asset Values
Total NAV Held by Investor A		—	$
Total Investment by Investor A (At Price to Public)		—	$
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)		—	$
Per Share Amounts
NAV per Share Held by Investor A		—	$
Investment per Share Held by Investor A		—	$
Dilution/Accretion per Share Held by Investor A (NAV per Share Less Investment per Share)		—	$
Percentage Dilution/Accretion to Investor A (Dilution per Share Divided by Investment per Share)		—		—			%

UNDERWRITING

Subject to the terms and conditions of an underwriting agreement dated                     , the underwriter named below has agreed to purchase from us the number of securities indicated in the following table.

Name	Number of Shares

The underwriting agreement provides that the obligations of the underwriter are subject to approval of certain legal matters by counsel, delivery of customary closing certificates and to certain other conditions. The underwriter is obligated to purchase all of the securities listed in the table above if any are purchased.

The underwriter proposes to offer our securities directly to the public at the public offering price set forth on the cover page of this prospectus supplement. Any shares sold by the underwriter to securities dealers will be sold at the public offering price less a selling concession not to exceed $             per share. The underwriter may allow a concession of not more than $             per share to other brokers and dealers.

This offering will conform with the requirements set forth in Rule 2810 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc., or “FINRA.”

Other than in the United States, no action has been taken by us or by the underwriter that would permit a public offering of our securities included in this offering in any jurisdiction where action for that purpose is required. The securities included in this offering may not be offered or sold, directly or indirectly, nor may this prospectus supplement or any other offering material or advertisements in connection with the offer and sales of any securities be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons who receive this prospectus supplement are advised to inform themselves about and to observe any restrictions relating to this offering of our securities and the distribution of this prospectus supplement. This prospectus supplement is not an offer to sell nor a solicitation of any offer to buy any shares of our securities included in this offering in any jurisdiction where that would not be permitted or legal.

The underwriter has advised us that the it does not intend to confirm sales to any account over which it exercises discretionary authority.

Underwriting Discount and Expenses

The following table summarizes the underwriting discount to be paid to the underwriter by us.

	Per Share	Total
Underwriting discount to be paid to the underwriter by us	$	$

The maximum commission or discount to be received by any member of FINRA will not be greater than 10% for the sale of any securities being registered, including 0.5% for due diligence. We will pay all expenses of the offering that we incur. We estimate that our total expenses for this offering, excluding the underwriting discount, will be approximately $            .

Indemnification

We have agreed to indemnify the underwriter against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriter may be required to make in respect of any of these liabilities.

Other Relationships

The underwriter and its affiliates have provided in the past to us, and may from time to time in the future provide, certain commercial banking, financial advisory, investment banking and other services, including lending under a line of credit, for which they will be entitled to receive separate fees. The underwriter and its affiliates may from time to time in the future engage in transactions with us and perform services for us or our portfolio companies in the ordinary course of business.

LEGAL MATTERS

Certain legal matters will be passed upon for us by Bass, Berry & Sims PLC, Memphis, Tennessee, and Venable LLP, Baltimore, Maryland, will pass upon the legality of certain securities offered by us and certain other matters of Maryland law. Certain legal matters in connection with this offering will be passed upon for the underwriter by             .

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Raleigh, North Carolina, is the independent public accounting firm for Triangle Capital Corporation.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus supplement. The registration statement contains additional information about us and the securities being offered by this prospectus supplement.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

P R O S P E C T U S

PART C

Other Information

Item 25	Financial Statements and Exhibits

(1)	Financial Statements

The following financial statements of the Registrant are included in Part A of this Registration Statement:

Unaudited Financial Statements

(2)	Exhibits

(a)	Articles of Amendment and Restatement of the Registrant (Incorporated by reference to Exhibit (a)(3) to the Registration Statement on Form N-2/N-5, File No. 333-138418, filed on December 29, 2006)

(b)	Third Amended and Restated Bylaws of the Registrant (Incorporated by reference to Exhibit 3.2 to the Registrant’s Quarterly Report for the quarter ended March 31, 2011, filed on May 4, 2011)

(c)	Not Applicable

(d)(1)	Form of Common Stock Certificate (Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-2/N-5, File No. 333-138418, filed on February 15, 2007)

(d)(2)	Form of Subscription Certificate*

(d)(3)	Form of Indenture

(d)(4)	Form of Subscription Agent Agreement*

(d)(5)	Form of Warrant Agreement*

(e)	Dividend Reinvestment Plan (Incorporated by reference to Exhibit 4.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007, filed on March 12, 2008)

(f)(1)	Triangle Mezzanine Fund LLLP debentures guaranteed by the SBA (Incorporated by reference to Exhibits f(1) through f(6) to the Registration Statement on Form N-2, File No. 333-151930, filed on June 25, 2008)

(f)(2)	Agreement to Furnish Certain Instruments (Incorporated by reference to Exhibit (f)(7) to the Registration Statement on Form N-2, File No. 333-151930, filed on June 25, 2008)

(g)	Not Applicable

(h)(1)	Form of Underwriting Agreement for Equity*

(h)(2)	Form of Underwriting Agreement for Debt*

(i)(1)	Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on May 9, 2008)

(i)(2)	Triangle Capital Corporation Executive Officer Restricted Share Award Agreement (Incorporated by Reference to Exhibit 10.3 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010 filed on March 9, 2011)

(j)(1)	Custodian Agreement between the Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit 10.7 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 29, 2007)
(j)(2)	Amendment to Custody Agreement between the Registrant and U.S. Bank National Association dated February 5, 2008 (Incorporated by reference to Exhibit 10.9 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007, filed on March 12, 2008)
(j)(3)	Custodian Agreement between the Registrant and Branch Banking and Trust Company dated June 13, 2011

(k)(1)	Stock Transfer Agency Agreement between the Registrant and The Bank of New York (Incorporated by reference to Exhibit 10.11 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007, filed on March 12, 2008)

(k)(2)	Office Lease Agreement between 3700 Glenwood LLC and Triangle Capital Corporation dated March 27, 2008 (Incorporated by reference to Exhibit (k)(6) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2, File No. 333-151930 filed on August 13, 2008)

(k)(3)	Credit Agreement between the Registrant, Branch Banking and Trust Company, BB&T Capital Markets and Fifth Third Bank dated May 9, 2011 (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on May 11, 2011)

(k)(4)	General Security Agreement between the Registrant, ARC Industries Holdings, Inc., Brantley Holdings, Inc., Energy Hardware Holdings, Inc., Minco Holdings, Inc., Peaden Holdings, Inc., Technology Crops Holdings, Inc. and Branch Banking and Trust Company dated May 9, 2011 (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K, filed on May 11, 2011)

(k)(5)	Equity Pledge Agreement between the Registrant, ARC Industries Holdings, Inc., Brantley Holdings, Inc., Energy Hardware Holdings, Inc., Minco Holdings, Inc., Peaden Holdings, Inc., Technology Crops Holdings, Inc. and Branch Banking and Trust Company dated May 9, 2011 (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K, filed on May 11, 2011)

(l)	Opinion and Consent of Counsel

(m)	Not Applicable

(n)(1)	Consent of Ernst & Young LLP, the independent registered public accounting firm for Registrant

(n)(2)	Report of Ernst & Young LLP regarding the senior security table contained herein

(n)(3)	Consent of Duff & Phelps, LLC (Incorporated by reference to Exhibit (n)(3) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, File No. 333-151930 filed on September 16, 2008)

(o)	Not Applicable

(p)	Subscription and Investment Letter Agreement between the Registrant and Garland S. Tucker III (Incorporated by reference to Exhibit (p) to the Registration Statement on Form N-2/N-5, File No. 333-138418, filed November 3, 2006)

(q)	Not Applicable

(r)	Triangle Capital Corporation Code of Business Conduct and Ethics (Incorporated by reference to Exhibit 14.1 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010 filed on March 9, 2011)

(s)	Power of Attorney (included on signature page hereto)

*	To be filed by post-effective amendment.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27.	Other Expenses of Issuance and Distribution

SEC registration fee	$58,050
New York Stock Exchange additional listing fee	$200,000	*
FINRA fee	$50,500
Accounting fees and expenses	$100,000	*
Legal fees and expenses	$500,000	*
Printing and engraving	$300,000	*
Miscellaneous fees and expenses	$10,000	*

Total	$1,218,550	*

*	Estimated for filing purposes.

All of the expenses set forth above shall be borne by the Registrant.

Item 28.	Persons Controlled By or Under Common Control

•	Triangle Mezzanine Fund LLLP, a North Carolina limited liability limited partnership and wholly-owned subsidiary of the Registrant

•	Triangle Mezzanine Fund II LP, a Delaware limited partnership and wholly-owned subsidiary of the Registrant

•	New Triangle GP, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Registrant

•	New Triangle GP, LLC, a North Carolina limited liability company and wholly-owned subsidiary of the Registrant

•	ARC Industries Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant

•	Brantley Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant

•	Emerald Waste Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant

•	Energy Hardware Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant

•	Minco Holdings, Inc., a Delaware Corporation and wholly-owned subsidiary of the Registrant

•	Peaden Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant

•	Technology Crops Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant

In addition, Triangle Capital Corporation may be deemed to control certain portfolio companies. For a more detailed discussion of these entities, see “Portfolio Companies” in the prospectus.

Item 29.	Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at June 24, 2011.

Title of Class	Number of Record Holders
Common stock, $0.001 par value	60

Item 30.	Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which he or she is finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity. Our bylaws also require us, to the maximum extent permitted by Maryland law, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses incurred by any such indemnified person in advance of the final disposition of a proceeding.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Registrant has obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant’s behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.

Item 31.	Business and Other Connections of Investment Adviser

Not applicable.

Item 32.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the Registrant’s offices at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1. We hereby undertake to suspend any offering of shares until the prospectus or prospectus supplement is amended if: (1) subsequent to the effective date of this registration statement, our net asset value declines more than 10 percent from our net asset value as of the effective date of this registration statement; or (2) our net asset value increases to an amount greater than our net proceeds (if applicable) as stated in the prospectus or prospectus supplement.

2. We hereby undertake:

a. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2) To reflect in the prospectus or prospectus supplement any facts or events after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and

(3) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement.

b. For the purpose of determining any liability under the 1933 Act, that each such post-effective amendment to this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d. For the purpose of determining liability under the 1933 Act to any purchaser, that if we are subject to Rule 430C under the 1933 Act: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of this registration statement relating to an offering shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus or prospectus supplement that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. For the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, that if the securities are offered or sold to such purchaser by means of any of the following communications, we will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus or prospectus supplement of us relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about us or our securities provided by or on behalf of us; and

(3) any other communication that is an offer in the offering made by us to the purchaser.

f. To file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant to the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of the Registrant are trading below its net asset value and either (i) the Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern; or (ii) the Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Raleigh, State of North Carolina, on June 27, 2011.

TRIANGLE CAPITAL CORPORATION

By:	/s/ Garland S. Tucker, III
	Name:	Garland S. Tucker, III
	Title:	President, Chief Executive Officer & Chairman of the Board of Directors

KNOW ALL MEN BY THESE PRESENTS, each person whose signature appears below hereby constitutes and appoints Garland S. Tucker, III , Steven C. Lilly and C. Robert Knox, Jr. his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments and post-effective amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Garland S. Tucker, III Garland S. Tucker, III	President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	June 27, 2011

/s/ Steven C. Lilly Steven C. Lilly	Chief Financial Officer, Treasurer, Secretary and Director (Principal Financial Officer)	June 27, 2011

/s/ Brent P. W. Burgess Brent P. W. Burgess	Chief Investment Officer and Director	June 27, 2011

/s/ C. Robert Knox, Jr. C. Robert Knox, Jr.	Controller (Principal Accounting Officer)	June 27, 2011

/s/ W. McComb Dunwoody W. McComb Dunwoody	Director	June 27, 2011

/s/ Mark M. Gambill Mark M. Gambill	Director	June 27, 2011

/s/ Benjamin S. Goldstein Benjamin S. Goldstein	Director	June 27, 2011

Signature	Title	Date

/s/ Simon B. Rich, Jr. Simon B. Rich, Jr.	Director	June 27, 2011

/s/ Sherwood H. Smith, Jr. Sherwood H. Smith, Jr.	Director	June 27, 2011